UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☒	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12

MIPS TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share (the "Common Stock") of MIPS Technologies, Inc.

2)	Aggregate number of securities to which transaction applies:

12,327,902 shares of Common Stock and restricted stock units with respect to 297,288 shares of Common Stock.

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined solely for purposes of calculating the filing fee (which, consistent with fee calculation rules, excludes MIPS Technologies, Inc. cash on hand to be distributed to stockholders in connection with the recapitalization) based upon the sum of (A) 54,481,704 shares of Common Stock multiplied by $7.80 per share, (B) 4,888,713 shares of Common Stock underlying options to purchase Common Stock with an exercise price of less than $7.94, as of December 31, 2012, multiplied by $3.05 (which is the excess of $7.80 over the weighted average exercise price per share of $4.75) and (C) restricted stock units with respect to 1,313,829 shares of Common Stock multiplied by $7.80. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.00013640 by the sum calculated in the preceding sentence.

4)	Proposed maximum aggregate value of transaction:

$450,000,000

5)	Total fee paid:

$61,380.00

☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

_______________________________________

MIPS TECHNOLOGIES, INC.
955 EAST ARQUES AVENUE
SUNNYVALE, CALIFORNIA  94085
January 7, 2013
_______________________________________

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of MIPS Technologies, Inc. to be held on February 6, 2013 at our corporate headquarters, located at 955 East Arques Avenue, Sunnyvale, California  94085 commencing at 2:00 p.m., Pacific Time. Even if you plan to attend the annual meeting, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or vote by internet or telephone as indicated on your proxy card or voting instruction form.

At the annual meeting, you will be asked

1.   To consider and vote upon a proposal to adopt and approve the Patent Sale Agreement, dated as of November 5, 2012, by and between Bridge Crossing, LLC and MIPS Technologies. The patent sale agreement contemplates the sale of all of our right, title and interest in 490 active issued patents and patent applications to Bridge Crossing and sublicensable rights to 87 of our patents and patent applications for $350 million in cash. Bridge Crossing is a Delaware limited liability company that is wholly owned by a series of the defensive patent aggregator Allied Security Trust I. The patents and patent applications to be sold pursuant to the patent sale agreement relate to features, functionality, instruction set architectures and microarchitectural characteristics of microprocessors and related semiconductor hardware. The adoption and approval of the patent sale agreement is not conditioned upon the stockholders’ approval of any other proposal;

2.   To consider and vote upon a proposal to adopt and approve the certificate of amendment to MIPS Technologies’ Amended and Restated Certificate of Incorporation.  If the certificate of amendment is adopted, approved and filed, MIPS Technologies will distribute the proceeds from the patent sale agreement and all cash on hand, less $99,700,000, and you will be entitled to receive 0.226276 shares of MIPS Technologies’ common stock (to be converted into approximately $1.80 in merger consideration as described below) and what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of MIPS Technologies common stock that you own at the time of filing of the certificate of amendment.  This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors.  The filing of the certificate of amendment is conditioned upon the stockholders’ approval of Proposal No. 1 and Proposal No. 3;

3.   To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated as of November 5, 2012, by and among MIPS Technologies, Imagination Technologies Group plc and Imagination Acquisition Sub, Inc., an indirect wholly owned subsidiary of Imagination Technologies Group plc, as amended by Amendment No. 1 to the Agreement and Plan of Merger on December 9, 2012, and as further amended by Amendment No. 2 to the Agreement of Plan and Merger on December 16, 2012 (as amended, the "merger agreement"). The merger agreement contemplates the merger of Acquisition Sub with and into MIPS Technologies, with MIPS Technologies continuing as the surviving corporation and a wholly owned, indirect subsidiary of Imagination Technologies following the merger. The merger is conditioned upon the stockholders’ approval of Proposal No. 1 and

Proposal No. 2.  Upon consummation of the patent sale, completion of the filing of the certificate of amendment described above and the consummation of the merger, you will be entitled to receive a total of approximately $7.94 per share for each share of MIPS Technologies common stock that you owned prior to the filing of the certificate of amendment, without interest and less any applicable withholding taxes, comprised of an estimated $6.14 per share from the recapitalization, subject to fluctuation as described above, and (unless you have perfected your appraisal rights with respect to the merger) the merger proceeds of approximately $1.80 for each share of MIPS Technologies common stock that you own prior to the filing of the certificate of amendment described below, which is $7.94 in cash for each share of MIPS Technologies common stock that you receive after the filing of the certificate of amendment described below. Stockholders will only receive aggregate proceeds in the amount of $7.94 per share for each share of MIPS Technologies common stock owned prior to the recapitalization upon approval of Proposal No. 1, Proposal No. 2 and Proposal No. 3 and upon consummation of the patent sale, filing of the certificate of amendment and consummation of the merger;

4.   To consider and vote upon the election of three Class II directors to serve three-year terms;

5.   To consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year, which ends on June 30, 2013;

6.   To consider and vote, on an advisory basis, on merger-related executive compensation;

7.   To consider and vote, on an advisory basis, on executive compensation;

8.   To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies to adopt the patent sale agreement, certificate of amendment and merger agreement; and

9.   To transact such other matters incident to the conduct of the annual meeting.

After careful consideration, our board of directors has unanimously determined that (i) it is expedient, advisable and in the best interests of MIPS Technologies and its stockholders that MIPS Technologies enter into the patent sale agreement, and subject to its terms and conditions, to consummate the patent sale and the other transactions contemplated by the patent sale agreement; (ii) it is advisable, and in the best interests of and fair to MIPS Technologies and its stockholders, that MIPS Technologies adopt the certificate of amendment, and subject to its terms and conditions, to consummate the recapitalization and the other transactions contemplated by the certificate of amendment; (iii) it is advisable, and in the best interests of and fair to MIPS Technologies and its stockholders, that MIPS Technologies enter into the merger agreement, and subject to its terms and conditions, to consummate the merger and the other transactions contemplated by the merger agreement; and (iv) the consideration to be paid to MIPS Technologies in the patent sale and to the stockholders of MIPS Technologies in the merger are each fair to, and in the best interests of, MIPS Technologies and its stockholders. Our board of directors unanimously recommends that you vote “FOR” the proposals to adopt the patent sale agreement, certificate of amendment and merger agreement and each of the other proposals to be considered at the annual meeting.

Your vote is very important, regardless of the number of shares you own. We cannot complete the patent sale unless the patent sale agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock. We cannot complete the merger or file the certificate of amendment unless each of the patent sale agreement, certificate of amendment and merger agreement are adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock.  The failure of any stockholder to vote on the proposal to adopt the patent sale agreement, certificate of amendment or merger agreement will have the same effect as a vote "AGAINST" the adoption of the patent sale agreement, certificate of amendment or merger agreement, respectively. Neither the adoption of the certificate of amendment nor the merger agreement are required in connection with the completion of the patent sale or the adoption of the patent sale agreement.

Our board of directors considered a number of factors in evaluating the transactions and also consulted with our financial advisor and outside legal counsel. The attached proxy statement contains a detailed discussion of the background of, and reasons for, the transactions, as well as the terms of the patent sale agreement and merger agreement. A copy of the patent sale agreement is attached as Annex A, copies of the merger agreement and the subsequent amendments are attached as Annex C, Annex D and Annex E, respectively and a copy of the certificate of amendment is attached as Annex H to the proxy statement.

For further information regarding the matters to be voted on at the annual meeting, we encourage you to read the proxy statement carefully and in its entirety. You may also obtain more information about MIPS Technologies from documents we have filed with the Securities and Exchange Commission. The record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting is December 26, 2012.  If you have more questions about these proposals or would like additional copies of the proxy statement, please contact Bill Slater, Chief Financial Officer of MIPS Technologies, Inc., at 955 East Arques Avenue, Sunnyvale, California  94085 or by telephone at (408) 530-5000.

We appreciate your interest in MIPS and ask for your continued support of our plans and strategies to deliver value to all stockholders.  Even if you plan to attend the annual meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the annual meeting.  If you vote in person at the annual meeting, that vote will revoke any prior proxy that you have submitted.

Sincerely,	Sincerely,

Kenneth L. Coleman	Sandeep Vij
Chairman	Chief Executive Officer and President

These transactions have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the fairness or merits of these transactions or the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

The accompanying proxy statement is dated January 7, 2013 and is first being made available to stockholders on or about January 9, 2013. Additional copies of our proxy statement and Annual Report on Form 10-K can be obtained free of charge by contacting Investor Relations at (408) 530-5200.

MIPS TECHNOLOGIES, INC.
955 EAST ARQUES AVENUE
SUNNYVALE, CALIFORNIA  94085

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
January 7, 2013
_______________________________________

To the Stockholders of
MIPS TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (“Annual Meeting”) of MIPS Technologies, Inc. (“MIPS Technologies”) will be held at our corporate headquarters at 955 East Arques Avenue, Sunnyvale, California  94085 on February 6, 2013. The Annual Meeting will begin at 2:00 p.m. Pacific Time, for the following purposes:

1.   To consider and vote on a proposal to adopt the Patent Sale Agreement, dated as of November 5, 2012 (as the same may be amended from time to time, the “Patent Sale Agreement”), by and between Bridge Crossing, LLC (“Bridge Crossing”), a Delaware limited liability company that is wholly owned by a series of the defensive patent aggregator Allied Security Trust I, and MIPS Technologies. A copy of the Patent Sale Agreement is attached as Annex A to the accompanying proxy statement. Pursuant to the terms and subject to the conditions of the Patent Sale Agreement, among other things, MIPS Technologies will (a) sell to Bridge Crossing all its right, title and interest in and to certain patents, under which it will receive licenses back for each patent sold and (b) grant to Bridge Crossing a license in the patents MIPS Technologies will retain (the “Patent Sale”), as more fully described in the accompanying proxy statement. The Patent Sale is not conditioned upon the stockholders’ approval of any other proposal at the Annual Meeting.

2.   To consider and vote upon the approval and adoption of the Certificate of Amendment to MIPS Technologies’ Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”).  A copy of the Certificate of Amendment is attached as Annex H to the accompanying proxy statement.  If the Certificate of Amendment is adopted and filed, MIPS Technologies will distribute the proceeds from the Patent Sale and all cash on hand, less $99,700,000, and you will be entitled to receive 0.226276 shares of MIPS Technologies’ common stock (to be converted into $7.94 in cash per share, which is approximately $1.80 for each 0.226276 shares, in merger consideration) and what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of MIPS Technologies common stock that you own at the time of filing of the Certificate of Amendment (the “recapitalization”).  This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors.  Together with the approximately $1.80 per pre-recapitalization share from the Merger, this represents an estimated total consideration of $7.94 per share from the recapitalization and the Merger.  The filing of the Certificate of Amendment is conditioned upon the stockholders’ approval of Proposal No. 1 and Proposal No. 3.

3.   To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of November 5, 2012, by and among MIPS Technologies, Imagination Technologies Group plc, a public limited company under the laws of England and Wales (“Imagination Technologies”), and Imagination Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Imagination Technologies (“Acquisition Sub”) as amended by Amendment No. 1 to the Agreement and Plan of Merger on December 9, 2012 and as further amended by Amendment No. 2 to the Agreement and Plan of Merger on December 16, 2012 (as the same may be amended from time to time, the "Merger Agreement").  Copies of the Merger Agreement and subsequent amendments are attached as Annex C, Annex D and Annex E, respectively to the accompanying proxy statement.  Following the consummation of the Patent Sale, the consummation of the transactions contemplated under the Merger Agreement and the above-described recapitalization, shares of MIPS Technologies common stock outstanding prior to the recapitalization will have been converted into the right to receive a total of approximately $7.94 in cash per share, without interest and less any applicable withholding taxes, subject to fluctuation in the proceeds of the recapitalization, as more fully described in the accompanying proxy statement.  Pursuant to the terms and subject to the conditions of the Merger Agreement, among other things, (a) Acquisition Sub will merge with and into MIPS Technologies, with MIPS Technologies being the surviving corporation (the “Merger”), (b) the recapitalization (defined above) is to be effected and each share of MIPS Technologies’ common stock converted into the right to receive an estimated $6.14 in cash and 0.226276 shares of our common stock, subject to fluctuation, without interest and less withholding taxes, as described below and (c) each share of MIPS Technologies’ common stock, par value $0.001 per share (other than treasury shares, shares owned by MIPS Technologies’ subsidiaries, shares owned by Imagination Technologies, Acquisition Sub or any other subsidiary of Imagination Technologies, and shares held by stockholders who have properly demanded, exercised and perfected and not withdrawn a demand for statutory appraisal rights, if any) outstanding after the recapitalization described above will be converted into the right to receive $7.94 in cash per share (or approximately $1.80 per pre-recapitalization share).  The Merger is conditioned upon the stockholders’ approval of Proposal No. 1 and Proposal No. 2. Stockholders will only receive aggregate proceeds in the amount of $7.94 per share for each share of MIPS Technologies common stock owned prior to the recapitalization upon approval of Proposal No. 1, Proposal No. 2 and Proposal No. 3 and upon consummation of the Patent Sale, filing of the Certificate of Amendment and consummation of the Merger.

4.   To consider and vote upon the election of three Class II directors to serve three-year terms;

5.   To consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year, which ends on June 30, 2013;

6.   To consider and vote, on an advisory basis, on merger-related executive compensation;

7.   To consider and vote, on an advisory basis, on executive compensation;

8.   To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies to adopt the Patent Sale Agreement, Certificate of Amendment and Merger Agreement; and

9.   To transact such other matters incident to the conduct of the Annual Meeting.

Only stockholders of record at the close of business on December 26, 2012 are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote by internet or telephone as indicated on your proxy card or voting instruction form. Any stockholder of record or person holding a valid legal proxy may attend the Annual Meeting and may vote in person, even though he or she has previously returned a proxy.  If you vote in person at the Annual Meeting, that vote will revoke any prior proxy that you have submitted. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Annual Meeting.

The adoption of the Patent Sale Agreement, Certificate of Amendment and the Merger Agreement are separate and distinct proposals and each requires the affirmative vote of the holders of a majority of the outstanding shares of MIPS Technologies’ common stock that are entitled to vote at the Annual Meeting. The Patent Sale Agreement may be adopted without the approval of the Certificate of Amendment or the Merger Agreement, but the adoption of the Certificate of Amendment and the Merger Agreement each require the adoption of the Patent Sale Agreement. The approval of the proposal to adjourn the Annual Meeting, the non-binding advisory proposal regarding certain merger-related executive compensation arrangements, the non-binding advisory proposal regarding executive compensation arrangements and the ratification of appointment of our independent registered public accounting firm each require the affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on the particular proposal at the Annual Meeting, assuming a quorum is present. The election of our Class II directors will be by a plurality vote of the holders of outstanding shares of our common stock that are entitled to vote at the Annual Meeting, assuming a quorum is present.  Even if you plan to attend the Annual Meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy by telephone or the Internet prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. If you have Internet access, we encourage you to vote via the Internet. If you are a stockholder of record, voting in person at the Annual Meeting will revoke any proxy previously submitted. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Annual Meeting. If you fail to return your proxy card or do not submit your proxy by phone or the Internet and you fail to attend the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the meeting. The failure of any stockholder to vote in person or by proxy on the proposal to adopt the Patent Sale Agreement, Certificate of Amendment or Merger Agreement will have the same effect as a vote against the adoption of the Patent Sale Agreement, Certificate of Amendment or Merger Agreement, but will not affect the outcome of any of the other proposals other than as noted above that the consummation of the Merger and filing of the Certificate of Amendment are conditioned upon the approval of each of the proposals to adopt the Patent Sale Agreement, Merger Agreement and Certificate of Amendment. If you return a proxy card or attend the Annual Meeting in person but abstain from voting, this will have the effect of a vote against each of the proposals, except for the election of our Class II directors.

If your shares are held by a bank or broker, please bring to the Annual Meeting your statement evidencing your beneficial ownership of MIPS Technologies’ common stock. All stockholders should also bring photo identification.

After careful consideration, our board of directors has unanimously determined that (i) it is expedient, advisable and in the best interests of MIPS Technologies and its stockholders that MIPS Technologies enter into the Patent Sale Agreement, and subject to its terms and conditions, to consummate the Patent Sale and the other transactions contemplated by the Patent Sale Agreement; (ii) it is advisable, and in the best interests of and fair to MIPS Technologies and its stockholders, that MIPS Technologies adopt the certificate of amendment, and subject to its terms and conditions, to consummate the recapitalization and the other transactions contemplated by the Certificate of Amendment; (iii) it is advisable, and in the best interests of and fair to MIPS Technologies and its stockholders, that MIPS Technologies enter into the Merger Agreement, and subject to its terms and conditions, to consummate the Merger and the other transactions contemplated by the Merger Agreement; and (iv) the consideration to be paid to MIPS Technologies in the Patent Sale and to the stockholders of MIPS Technologies in the Merger are each fair to, and in the best interests of, MIPS Technologies and its stockholders.  Our board of directors has unanimously approved the execution, delivery and performance by MIPS Technologies of its obligations under the Patent Sale Agreement and the Merger Agreement and the filing of the Certificate of Amendment and the consummation of the transactions contemplated thereby, including the Patent Sale, recapitalization and Merger.

The board of directors unanimously recommends that you vote “FOR” adoption of the Patent Sale Agreement, “FOR” adoption of the Certificate of Amendment, “FOR” adoption of the Merger Agreement and “FOR” each of the other proposals.

Stockholders of MIPS Technologies who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares if the Merger is completed, but only if they submit a written demand for appraisal to MIPS Technologies before the vote is taken on the Merger Agreement and they comply with all requirements of Delaware law, which are summarized in the accompanying proxy statement beginning on page 160 and which are also set forth as Annex G to the proxy statement.

By Order of the Board of Directors of MIPS TECHNOLOGIES, INC.

Gail H. Shulman
Vice President, General Counsel and Corporate Secretary

Sunnyvale, California
January 7, 2013
YOUR VOTE IS IMPORTANT

In order to ensure your representation at the annual meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope or to vote by internet or telephone.  If you vote in person at the annual meeting, that vote will revoke any prior proxy that you have submitted.

PROPOSAL NO. 6—ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION	143
PROPOSAL NO. 7—ADVISORY VOTE ON EXECUTIVE COMPENSATION	144
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	146
COMPENSATION AND NOMINATING COMMITTEE REPORT	148
Composition of the Committee	148
Charter	148
Compensation Committee Report	148
PERFORMANCE GRAPH	149
EXECUTIVE COMPENSATION	150
Overview of our Compensation Program	150
Summary of Fiscal 2012 Compensation Program	151
Process for Determining Executive Compensation	152
Elements of Compensation	152
Fiscal 2012 Compensation	156
Fiscal 2013 Compensation	157
Say on Pay	157
Change in Control Agreements	158
Potential Payments upon Change in Control and Termination	158
Other Agreements	159
Tax Treatment of Executive Compensation	159
Summary Compensation Table for Fiscal 2012	160
Grants of Plan-Based Awards in Fiscal Year 2012	162
Outstanding Equity Awards at Fiscal Year-End	164
Option Exercises and Stock Vested	165
Pension Benefits	166
Non-Qualified Deferred Compensation Plan	166
Certain Relationships and Related Transactions	167
REPORT OF THE AUDIT AND CORPORATE GOVERNANCE COMMITTEE	168
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	169
PROPOSAL NO. 8—AUTHORITY TO ADJOURN THE ANNUAL MEETING	170
The Adjournment Proposal	170
Vote Required for Approval and Board Recommendation	170
UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS	171
STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING	175
DISSENTERS' RIGHTS OF APPRAISAL	176
OTHER MATTERS	180
WHERE YOU CAN FIND MORE INFORMATION	181
SHAREHOLDER LIST	182
ANNEX A – PATENT SALE AGREEMENT, DATED AS OF NOVEMBER 5, 2012, BY AND BETWEEN BRIDGE CROSSING, LLC AND MIPS TECHNOLOGIES, INC.	A-1
ANNEX B – OPINION OF OCEAN TOMO LLC	B-1
ANNEX C – AGREEMENT AND PLAN OF MERGER, DATED AS OF NOVEMBER 5, 2012, BY AND AMONG IMAGINATION TECHNOLOGIES GROUP PLC, IMAGINATION ACQUISITION SUB, INC., AND MIPS TECHNOLOGIES, INC.	C-1
ANNEX D – AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 9, 2012, BY AND AMONG IMAGINATION TECHNOLOGIES GROUP PLC, IMAGINATION ACQUISITION SUB, INC. AND MIPS TECHNOLOGIES, INC.	D-1
ANNEX E – AMENDMENT NO. 2 TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 16, 2012, BY AND AMONG IMAGINATION TECHNOLOGIES GROUP PLC, IMAGINATION ACQUISITION SUB, INC. AND MIPS TECHNOLOGIES, INC.	E-1
ANNEX F – OPINION OF J.P. MORGAN	F-1
ANNEX G – SECTION 262 OF THE DELAWARE GENERAL CORPORATE LAW	G-1
ANNEX H – CERTIFICATE OF AMENDMENT TO MIPS' AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	H-1
ANNEX I – LIST OF ASSIGNED PATENTS	I-1
ANNEX J – LIST OF RETAINED PATENTS	J-1

SUMMARY TERM SHEET

    The following summary highlights selected information in this proxy statement, dated January 7, 2013 and first made available to stockholders on or about January 9, 2013, and may not contain all the information that may be important to you. Accordingly, we encourage you to read this proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement carefully and in their entirety. Each item in this summary includes a page reference directing you to a more complete description of that topic. See “Where You Can Find More Information” beginning on page 181 of this proxy statement. References to “MIPS Technologies,” “MIPS,” the “Company,” “we,” “our” or “us” in this proxy statement refer to MIPS Technologies, Inc. and its subsidiaries, and references to “the board,” “the board of directors” or “our board of directors” refer to the board of directors of MIPS Technologies, Inc., unless, in each case, otherwise indicated or the context otherwise requires.

The Parties to the Patent Sale

    MIPS Technologies, Inc.

    MIPS Technologies, Inc. (NASDAQ: MIPS) is a leading provider of industry-standard processor architectures and cores for home entertainment, networking, mobile and embedded applications. The MIPS architecture powers some of the world’s most popular electronic products. Our technology is broadly used in products such as digital televisions, set-top boxes, Blu-ray players, broadband customer premises equipment (CPE), WiFi access points and routers, networking infrastructure and portable/mobile communications and entertainment products. MIPS Technologies is headquartered in Sunnyvale, CA and employs approximately 164 people.

Bridge Crossing LLC

    Bridge Crossing LLC, a Delaware limited liability company, is wholly owned by a series of Allied Security Trust I, a member-based defensive patent aggregator. Allied Security Trust I currently has 26 members in the information technology, semiconductors, consumer electronics, social networking, communications (wired and wireless), medical information systems and other high tech industries, 11 of which participated in the patent sale (which 11 members we refer to as initial participants). Avaya, Hewlett-Packard, IBM, Intel, Motorola, Oracle, Philips and Research in Motion are among the members of Allied Security Trust I, but such members are not necessarily initial participants. Allied Security Trust I is based in Lambertville, New Jersey.

The Patent Sale

    The Patent Sale Agreement, dated as of November 5, 2012, which we refer to as the patent sale agreement, provides that, upon the terms and subject to the conditions set forth in the patent sale agreement, MIPS Technologies will sell to Bridge Crossing all of our right, title and interest in 490 active issued U.S. and foreign patents and patent applications, which we refer to as the patent sale. The patents and patent applications to be sold to Bridge Crossing under the patent sale are referred to as the assigned patents. The full list of assigned patents is attached hereto as Annex I.  Three of our patents, which were originally designated assigned patents, have expired. Under the patent sale agreement, MIPS Technologies will transfer its ownership to the assigned patents to Bridge Crossing and will receive a broad license-back under the assigned patents to cover the business of MIPS Technologies and its present and future affiliates. In addition, 87 patents and patent applications will remain with MIPS, which patents and patent applications we refer to as the retained patents. The full list of retained patents is attached hereto as Annex J.  The retained patents will be non-exclusively licensed to Bridge Crossing, with Bridge Crossing having the right to grant sublicenses under the retained patents to any licensee under the assigned patents for a twelve-month period. Five patent assets were previously misclassified as assigned patents and have subsequently been removed from the list of assigned patents and added to the list of retained patents. The license to Bridge Crossing under the retained patents and the license-back to MIPS Technologies under the assigned patents are described in greater detail in “The Patent Sale Agreement—License Agreements” beginning on page 82 of this proxy statement.

Reasons for the Patent Sale and Recommendation of Our Board of Directors

    After careful consideration, our board of directors unanimously (i) determined that it is expedient, advisable and in the best interests of MIPS Technologies and its stockholders for MIPS Technologies to enter into the patent sale agreement, (ii) approved and adopted the terms of the patent sale agreement, (iii) authorized the execution, delivery and performance by MIPS Technologies of its obligations under the patent sale agreement and the consummation of the transactions contemplated thereby, including the sale of the patents and the license agreements to be executed in connection therewith, and (iv) recommended and declared it advisable that the stockholders approve and adopt the patent sale agreement, and directed that such matter be submitted for consideration of the stockholders of MIPS Technologies at the annual meeting. Our board of directors unanimously recommends that MIPS Technologies’ stockholders vote “FOR” the adoption of the patent sale agreement and “FOR” the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.

    In reaching its recommendation, our board of directors consulted with MIPS Technologies’ management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and the potential benefits and detriments of the patent sale, which are described in greater detail herein. Among other factors, our board of directors believed that the following factors supported its decision to approve the proposed patent sale:

•	The comparability of the patent sale to MIPS Technologies’ other alternatives.

•	The opinion of Ocean Tomo LLC, which we refer to as Ocean Tomo.

•	The terms of the patent sale agreement.

•	The terms of the license agreements.

•	The opportunities and challenges facing MIPS Technologies.

•
The fact that the consummation of the proposed patent sale would require the affirmative vote of the holders of a majority of the outstanding shares of MIPS Technologies’ common stock entitled to vote.

    Our board of directors also considered potential risks or negative factors relating to the patent sale, including the following:

•
The fact that the completion of the patent sale will preclude MIPS Technologies’ stockholders from having the opportunity to participate in the future appreciation of the value of its capital stock derived from ownership of certain of MIPS Technologies’ patents.

•	The fact that, although the patent sale agreement contains a “fiduciary out,” it does not contain a “go shop” provision.

    The fact that the patent sale agreement contains certain provisions, including the termination fees, restrictions on providing information to and negotiating with a third party that makes an unsolicited acquisition proposal, and the required vote provisions obligating MIPS Technologies to convene the annual meeting for the purpose of obtaining stockholder approval of the proposal to adopt the patent sale agreement, even if our board of directors changes its recommendation regarding the patent sale and the patent sale agreement, that may inhibit other potential patent buyers from submitting potentially superior proposals to acquire MIPS Technologies’ patents.

Opinion of Our Financial Advisor on the Patent Sale

On June 18, 2012, MIPS Technologies retained Ocean Tomo, LLC, which we refer to as Ocean Tomo, as its intellectual property advisor for the purpose of advising MIPS Technologies in connection with a potential patent sale transaction and to evaluate whether the consideration in the proposed patent sale was fair, from a financial point of view, to MIPS Technologies. At the meeting of the MIPS Technologies board of directors on November 4, 2012, Ocean Tomo rendered its oral opinion, which was subsequently confirmed in writing, that, as of November 4, 2012 and based upon and subject to the various factors, assumptions, qualifications and limitations set forth in the written opinion, the $350 million in cash consideration to be paid to MIPS Technologies in the patent sale was fair, from a financial point of view, to MIPS Technologies. The Ocean Tomo written opinion, dated November 4, 2012, is sometimes referred to herein as the Ocean Tomo opinion.

The full text of the written opinion of Ocean Tomo dated November 4, 2012, which sets forth, among other things, the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of Ocean Tomo’s opinion set forth in this document is qualified in its entirety by reference to the full text of the opinion. Stockholders should read this opinion carefully and in its entirety. Ocean Tomo’s opinion is directed to the MIPS Technologies board of directors, addresses only the fairness from a financial point of view, to MIPS Technologies, of the $350 million in cash consideration to be paid to MIPS Technologies as consideration for the proposed patent sale, and does not address any other aspect of the patent sale or any other transactions, including those covered by the merger agreement (including the fairness of any such transactions). Ocean Tomo provided its advisory services and opinion for the information and assistance of the MIPS Technologies board of directors in connection with its consideration of the proposed patent sale. Under the terms of its engagement letter, Ocean Tomo provided MIPS Technologies with financial advisory services in connection with the proposed patent sale for which it will be paid a total of approximately $2.5 million on a contingent fee basis if the patent sale is consummated. The opinion of Ocean Tomo does not constitute a recommendation as to how any stockholder should vote with respect to the proposed patent sale or any other matter.

Financing of the Patent Sale

Bridge Crossing has represented in the patent sale agreement that it has, and as of the closing will have, sufficient immediately available funds to pay when due the aggregate patent sale consideration and to pay when due all of its fees and expenses related to the transactions contemplated by the patent sale agreement, and that it has deposited an amount equal to $350,000,000 with an escrow agent.

Conditions to the Closing of the Patent Sale

    Conditions to Each Party’s Obligations.  Each party’s obligation to complete the patent sale is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following conditions:

•	the patent sale agreement must have been adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock;

•
no governmental authority shall have enacted, issued, promulgated, enforced or entered any law or order which enjoins, limits, restricts, restrains, or otherwise prohibits the consummation of the patent sale; and

•	there shall not be any litigation by any governmental authority threatened in writing or pending seeking to restrain or prohibit the consummation of the patent sale.

    Conditions to Bridge Crossing’s Obligations.  The obligations of Bridge Crossing to complete the patent sale are subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
MIPS Technologies must have performed in all material respects all of its material obligations under the patent sale agreement required to be performed by it prior to the effective time of the patent sale;

•
each of the representations and warranties made by MIPS Technologies set forth in the patent sale agreement, other than the representation and warranty regarding the assignability of the assigned patents and the licensability of the retained patents, must be true as if made at and as of the effective time of the patent sale (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect (as defined in “The Patent Sale Agreement—Representations and Warranties” below);

•
all assigned patents must be assignable to and all retained patents must be licensable to Bridge Crossing, except where such non-assignability or non-licensability does not pose a material threat of patent infringement to any of Bridge Crossing’s initial participants that would likely result in Bridge Crossing (representing the interests of its initial participants) being deprived of a significant portion of the value of the patent sale;

•	MIPS Technologies must deliver to Bridge Crossing at closing a certificate with respect to satisfaction of the foregoing conditions;

•
there shall not be any current suit, action or proceeding in which a third party asserts that the assigned patents are not solely owned by MIPS Technologies or its affiliates or that the assigned patents may not be assigned to Bridge Crossing or that the retained patents may not be licensed to Bridge Crossing, except for any suits initiated after MIPS Technologies and Bridge Crossing had entered into the patent sale agreement; and

•	MIPS Technologies must have executed and delivered (or caused to have been delivered, as applicable) certain instruments necessary for the assignment of the assigned patents to Bridge Crossing.

    Conditions to MIPS Technologies’ Obligations.  The obligation of MIPS Technologies to complete the patent sale is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
Bridge Crossing must have performed in all material respects all of its material obligations under the patent sale agreement required to be performed by it prior to the effective time of the patent sale;

•
each of the representations and warranties made by Bridge Crossing set forth in the patent sale agreement must be true as if made at and as of the effective time of the patent sale (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Patent Purchaser Material Adverse Effect (as defined in “The Patent Sale Agreement—Representations and Warranties” below);

•	Bridge Crossing must deliver to MIPS Technologies at closing a certificate with respect to the satisfaction of the foregoing conditions; and

•	Bridge Crossing must have delivered (or caused to have been delivered, as applicable) the purchase price, escrow amount and certain ancillary agreements to MIPS Technologies.

No Solicitation of Other Offers

    Subject to certain exceptions, the patent sale agreement provides that neither MIPS Technologies nor any of its subsidiaries shall, and MIPS Technologies and its subsidiaries shall not authorize any of their respective officers, directors, employees, consultants, investment bankers, attorneys, accountants, agents, advisors, affiliates and other representatives to, initiate, seek, solicit or knowingly encourage or facilitate any inquiries, discussions, requests or offers that constitute or could reasonably be expected to lead to a “competing proposal” (as defined in the patent sale agreement; see “The Patent Sale Agreement — No Solicitation of Other Offers” on page 76 of this proxy statement); engage in, continue or otherwise participate in any discussions or negotiations with, or furnish any non-public information relating to MIPS Technologies to, any person that, to the knowledge of MIPS Technologies, is seeking to make or has made a competing proposal; or approve, endorse, recommend or enter into any agreement with respect to a competing proposal.

Regulatory Matters of the Patent Sale

    We have determined that no clearances from governmental agencies are required prior to the completion of the patent sale. However, such governmental authorities could take action under applicable antitrust laws, including seeking to prohibit the completion of the patent sale. For a more detailed discussion of the requirements regarding regulatory matters under the patent sale agreement, please see “The Patent Sale Agreement — Regulatory Matters of the Patent Sale” beginning on page 78 of this proxy statement and “The Patent Sale Agreement — Covenants and Agreements” beginning on page 73 of this proxy statement.

Termination of the Patent Sale Agreement

    The patent sale agreement may be terminated at any time prior to the consummation of the patent sale, whether before or after stockholder approval of the patent sale has been obtained:

•	by mutual written consent of MIPS Technologies and Bridge Crossing;

•
by either MIPS Technologies or Bridge Crossing if the patent sale is not consummated on or before April 5, 2013, provided that this right to terminate is not available to any party if the failure of such party to perform any of its obligations under the patent sale agreement has been a principal cause of or resulted in the failure of the patent sale to be consummated on or before the termination date;

•
by MIPS Technologies if MIPS Technologies’ board of directors has determined to enter into a definitive agreement providing for the implementation of a superior proposal and MIPS Technologies enters into such definitive agreement and pays Bridge Crossing a termination fee of $10,000,000; or

•	by Bridge Crossing, if:

•	MIPS Technologies has breached its obligations set forth in the section “The Patent Sale Agreement—No Solicitation of Other Offers” in any material respect;

•	MIPS Technologies’ board of directors effects an adverse recommendation change; or

•	MIPS Technologies enters into a definitive agreement pursuant to a competing proposal.

    MIPS Technologies must pay a termination fee of $30,000,000 to Bridge Crossing if MIPS Technologies fails to sell the assigned patents and license the retained patents to Bridge Crossing in material breach of the patent sale agreement and enters into an agreement with a third party to sell, assign or exclusively license a majority of the assigned patents and retained patents (other than in the case of the merger or any other sale of MIPS Technologies) within twelve months after terminating the patent sale agreement, which we refer to as a wrongful termination payment.

    MIPS Technologies must pay a termination fee of $10,000,000, which we refer to as the ordinary termination fee, to Bridge Crossing if:

•	its board of directors has determined to enter into a definitive agreement providing for the implementation of a superior proposal and MIPS Technologies enters into such definitive agreement;

•	it has breached its obligations set forth in the section “The Patent Sale Agreement—No Solicitation of Other Offers” in any material respect; or

•	its board of directors effects an adverse recommendation change.

    The patent sale agreement provides that, subject to Bridge Crossing’s right to specific performance against MIPS Technologies to enforce MIPS Technologies’ obligations under the patent sale agreement. Bridge Crossing’s right to receive termination fees set forth above shall constitute liquidated damages and the sole and exclusive remedy of Bridge Crossing against MIPS Technologies and its subsidiaries for all losses suffered as a result of the failure of the patent sale.  The patent sale agreement provides that in no event will MIPS Technologies be required to pay the ordinary termination fee after making the wrongful termination payment, that MIPS Technologies will be credited any ordinary termination fee it has paid if it is required to make the wrongful termination payment, that MIPS Technologies will in no event be required to pay the ordinary termination fee or make the wrongful termination payment on more than one occasion and that the termination fee will be reduced by any amount as may be required to be deducted or withheld under applicable tax law.

License Agreements

Assigned Patent License Agreement

    In connection with the patent sale, MIPS Technologies will receive a license-back under the assigned patents under the terms of the Assigned Patent License Agreement. This license-back will grant MIPS Technologies and its present and future affiliates—including Imagination Technologies Group plc if the below-described merger is consummated—a worldwide, non-exclusive, irrevocable, sublicensable, transferable, royalty-free license to freely exploit the technologies covered by the assigned patents for use in connection with any product, service, technology, material or process of MIPS Technologies, its present and future affiliates or any customers of any of the foregoing. The license will not be terminable except by express mutual agreement by the parties and will continue until the expiration of the last to expire of the assigned patents.

Retained Patent License Agreement

    As part of the patent sale, Bridge Crossing will receive a worldwide, non-exclusive, non-transferable, royalty-free license under the retained patents. For the twelve-month period after the closing of the patent sale, Bridge Crossing will offer sublicenses under the retained patents to its members in conjunction with licenses under the assigned patents. The sublicenses under the retained patents will permit the initial participants of Bridge Crossing and any third party who purchases a license under the assigned patents and a sublicense under the retained patents during the twelve-month period after the closing of the patent sale to exploit the technologies covered by the retained patents for use in connection with any product, service, technology, material or process of that sublicensee, its present and future affiliates, and any customers of any of the foregoing, provided that the license under the retained patents does not grant any rights to clone the MIPS architectures. The sublicenses granted under the retained patents are revocable in certain circumstances, including where a sublicensee directly or indirectly asserts, otherwise participates in or funds (i) a patent infringement suit alleging that a MIPS architecture as implemented by a customer of MIPS Technologies infringes a patent, (ii) a patent infringement counterclaim (including an ITC action) in response to a lawsuit brought by MIPS Technologies alleging that such sublicensee is infringing one or more retained patents by cloning the MIPS architecture, or (iii) any lawsuit or other proceeding challenging the patentability, validity, scope, ownership or enforceability of the retained patents. Unless earlier terminated under the provisions described above, the sublicenses granted under the retained patents will continue until the expiration of the last to expire of the retained patents.

The Parties to the Merger

    MIPS Technologies, Inc.

    MIPS Technologies, Inc. (NASDAQ: MIPS) is a leading provider of industry-standard processor architectures and cores for home entertainment, networking, mobile and embedded applications. The MIPS architecture powers some of the world’s most popular electronic products. Our technology is broadly used in products such as digital televisions, set-top boxes, Blu-ray players, broadband customer premises equipment (CPE), WiFi access points and routers, networking infrastructure and portable/mobile communications and entertainment products. MIPS Technologies is headquartered in Sunnyvale, CA and employs approximately 164 people.

    Imagination Technologies Group plc

    Imagination Technologies Group plc (LSE: IMG.L) is a global leader in multimedia and communication technologies and creates and licenses market-leading processor solutions for graphics, video, and display, embedded processing, multi-standard communications and connectivity, and cross-platform V.VoIP & VoLTE. These silicon and software intellectual property (IP) solutions for systems-on-chip (SoC) are complemented by an extensive portfolio of software drivers, developer tools and extensive market and technology-focused ecosystems. Imagination Technologies is headquartered in Hertfordshire in the United Kingdom and employs approximately 1,200 people.

    Acquisition Sub

    Imagination Acquisition Sub, Inc., a Delaware corporation, which we refer to as Acquisition Sub, is an indirect wholly owned subsidiary of Imagination Technologies. Acquisition Sub was formed exclusively for the purpose of effecting the merger, as described in this proxy statement.

The Recapitalization

    Following the closing of the patent sale but prior to the closing of the merger, MIPS Technologies will effect a recapitalization by amending our certificate of incorporation such that MIPS Technologies will distribute the proceeds from the patent sale and all cash on hand, less $99,700,000, and you will be entitled to receive 0.226276 shares of MIPS Technologies’ common stock and what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of MIPS Technologies common stock that you own at the time of filing of the certificate of amendment, which we refer to as the recapitalization.  This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors.  Your preexisting shares of common stock will be cancelled, so the only shares you own following the recapitalization will be these 0.226276 shares per share of our common stock that you previously owned.  See “Proposal 2—Approval and Adoption of the Certificate of Amendment to MIPS’ Amended and Restated Certificate of Incorporation” beginning on page 83 and the text of the certificate of amendment to MIPS’ Amended and Restated Certificate of Incorporation, which we refer to as the certificate of amendment, reproduced in its entirety as Annex H.

The Merger

    The Agreement and Plan of Merger, dated as of November 5, 2012, as amended by Amendment No. 1 to the Agreement and Plan of Merger on December 9, 2012, and as further amended by Amendment No. 2 to the Agreement and Plan of Merger on December 16, 2012, which we refer to as the merger agreement, provides that, upon the terms and subject to the conditions set forth in the merger agreement, Acquisition Sub will merge with and into MIPS Technologies, which we refer to as the merger. MIPS Technologies will be the surviving corporation in the merger and will continue to do business as “MIPS Technologies, Inc.” following the merger (as a wholly owned indirect subsidiary of Imagination Technologies). In the merger, each share of MIPS Technologies common stock outstanding after giving effect to the recapitalization described above under the heading “The Recapitalization” beginning on page 7 of this proxy statement (other than treasury shares, shares owned by any wholly owned subsidiary of MIPS Technologies, shares owned by Imagination Technologies, Acquisition Sub or any other subsidiary of Imagination Technologies, and shares held by stockholders who have properly demanded, exercised and perfected and not withdrawn a demand for statutory appraisal rights, if any, which we refer to as dissenting shares) will be converted into the right to receive $7.94 in cash (equivalent to approximately $1.80 for each share of MIPS Technologies common stock outstanding prior to the recapitalization), which we refer to as the merger consideration, without interest and less any applicable withholding taxes.

Effects of the Merger

    After giving effect to the recapitalization described above under the heading “The Recapitalization” beginning on page 7 of this proxy statement and the merger, you will be entitled to receive a total of approximately $7.94 per share that you owned prior to the recapitalization.  This estimate is subject to a fluctuation in the recapitalization proceeds (currently estimated to be $6.14), but not the merger proceeds.  The following details how this total amount is calculated.

    From the recapitalization, concurrently with the merger consideration, you will receive what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, as described above under the heading “The Recapitalization” beginning on page 7 of this proxy statement.

    From the merger, you will be entitled to receive approximately $1.80 for each share of MIPS common stock that you owned prior to the recapitalization, which represents exactly $7.94 in cash for each share of our common stock that you own at the effective time of the merger after giving effect to the recapitalization, without interest and less any applicable withholding taxes, unless you have properly demanded, exercised and perfected and not withdrawn your statutory dissenter’s rights of appraisal under Delaware law with respect to the merger. The appraisal rights described in this paragraph apply only with respect to the adoption of the merger agreement by holders of our common stock and do not apply in connection with the patent sale or the recapitalization described above. As a result of the merger, MIPS Technologies will cease to be an independent, publicly traded company and will become a wholly owned indirect subsidiary of Imagination Technologies. You will not own any shares of stock of MIPS Technologies or the surviving corporation following the merger. Stockholders will only receive aggregate proceeds in the amount of approximately $7.94 per share for each share of MIPS Technologies common stock owned prior to the recapitalization upon approval of Proposal No. 1, Proposal No. 2 and Proposal No. 3 and upon consummation of the patent sale, filing of the certificate of amendment and consummation of the merger.

Treatment of Stock Options and Restricted Stock Units

    In connection with the patent sale, the recapitalization and the merger, pursuant to MIPS Technologies’ equity incentive plans and programs, MIPS Technologies equity awards will be subject to the following treatment.

    MIPS Technologies Stock Options.  Individuals holding stock options at the time of the recapitalization will generally be entitled to receive a cash payment in respect of each vested or unvested option based on the value of a share of MIPS Technologies common stock, calculated as set forth in the merger agreement, over the exercise price of the option, less any applicable withholding taxes, and all stock options will be cancelled at the time of the recapitalization. Stock options with an exercise price per share is equal to or greater than the value of a share of MIPS Technologies common stock will be cancelled for no value.

    MIPS Technologies Restricted Stock Units.  Following the closing of the patent sale and in connection with the patent sale, the recapitalization and the certificate of amendment, the restricted stock units that are outstanding immediately prior to the recapitalization will be converted into the right to receive a total of approximately $7.94 per share of common stock subject to such restricted stock units prior to the recapitalization, calculated as follows.  In the recapitalization, the restricted stock units will be converted into (i) an amount in cash currently estimated to be approximately $6.14 per share of common stock subject to such restricted stock units, without interest and less any applicable withholding taxes, subject to fluctuation as described above under the heading “The Recapitalization,” beginning on page 7 of this proxy statement and (ii) restricted stock units denominated in 0.226276 shares of MIPS Technologies common stock.  Additionally, with respect to the restricted stock units that remain outstanding immediately prior to the effective time of the merger, after giving effect to the conversion described in the previous sentence, the vesting restrictions will lapse and the restricted stock units will be deemed fully vested as of the effective time, and such restricted stock units will be cancelled and converted into the right to receive a cash amount equal to the product of the total number of shares of common stock subject to such restricted stock units, multiplied by the merger consideration of $7.94 per share of common stock (approximately $1.80 per share of common stock subject to such restricted stock units prior to the recapitalization), without interest and less any applicable withholding taxes. All payments owed to holders of restricted stock units will be made promptly after the effective time of the merger by Imagination Technologies through the surviving corporation’s payroll account.

Treatment of Employee Stock Purchase Plan

    Our Employee Stock Purchase Plan, as amended, or ESPP, authorizes the issuance of up to 1,499,955 shares of MIPS Technologies common stock and is for the benefit of qualifying employees and directors as designated by our board of directors. With respect to the ESPP, consistent with the terms of the ESPP and the merger agreement and subject to the closing of the merger:

•	the current offering period under the ESPP will end on January 15, 2013; and

•	the ESPP will terminate effective as of the day immediately preceding the closing date of the merger.

Reasons for the Merger and Recommendation of Our Board of Directors

    Our board of directors, acting with the advice and assistance of MIPS Technologies’ management and financial and legal advisors, carefully evaluated the merger agreement and the transactions contemplated thereby. Our board of directors determined that it is in the best interests of MIPS Technologies and its stockholders, and has declared it advisable, for MIPS Technologies to enter into the merger agreement. At meetings of our board of directors held on November 4, 2012, December 9, 2012 and December 16, 2012, our board of directors unanimously resolved to approve the execution, delivery and performance by MIPS Technologies of its obligations under the merger agreement and the consummation of the transactions contemplated thereby, including the merger, and to recommend to the stockholders of MIPS Technologies that they adopt the merger agreement.

    In reaching its recommendation, our board of directors consulted with MIPS Technologies’ management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the merger. Our board of directors believed that, taken as a whole, the following factors supported its decision to approve the proposed merger:

•
The historical market prices of MIPS Technologies common stock compared to the proposed merger consideration of $7.94 per share of MIPS Technologies common stock, after giving effect to the recapitalization.

•	The comparability of the merger to MIPS Technologies’ other alternatives.

•	The opinion of J.P. Morgan Securities LLC, which we refer to as J.P. Morgan.

•	The terms of the merger agreement.

•	The fact that dissenters’ appraisal rights would be available to MIPS Technologies’ stockholders under Delaware law.

    Our board of directors also considered potential risks or negative factors relating to the merger, including the following:

•
The fact that the completion of the merger will preclude MIPS Technologies’ stockholders from having the opportunity to participate in MIPS Technologies’ future earnings growth and the future appreciation of the value of its capital stock that could be anticipated if its strategic plan were successfully implemented on a stand-alone basis.

•	The fact that, although the merger agreement contains a “fiduciary out,” it does not contain a “go shop” provision.

    The fact that the merger agreement contains certain provisions, including the $2,750,000 termination fee, restrictions on providing information to and negotiating with a third party that makes an unsolicited acquisition proposal, and the required vote provisions obligating MIPS Technologies to convene the annual meeting for the purpose of obtaining stockholder approval of the proposal to adopt the merger agreement, such that even if our board of directors changes its recommendation regarding the merger and the merger agreement, other potential acquirors may be dissuaded or inhibited from submitting potentially superior proposals to acquire MIPS Technologies.

Opinion of Our Financial Advisor on the Merger

    Pursuant to an engagement letter dated November 18, 2011, as amended October 31, 2012, MIPS Technologies retained J.P. Morgan as its financial advisor in connection with the proposed merger. At the meeting of the board of directors of MIPS Technologies on November 4, 2012, J.P. Morgan rendered its oral opinion to the board of directors of MIPS Technologies that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to the holders of MIPS Technologies’ common stock, after giving effect to the recapitalization, in the proposed merger was fair, from a financial point of view, to MIPS Technologies stockholders.  J.P. Morgan has confirmed its November 4, 2012 oral opinion by delivering its written opinion to the board of directors of MIPS Technologies, dated November 5, 2012, that, as of such date, the consideration to be paid to the holders of MIPS Technologies’ common stock, after giving effect to the recapitalization, in the proposed merger was fair, from a financial point of view, to MIPS Technologies stockholders.  No limitations were imposed by MIPS Technologies’ board of directors upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

    The full text of the written opinion of J.P. Morgan dated November 5, 2012, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex F to this Proxy Statement and is incorporated herein by reference.  MIPS Technologies’ stockholders are urged to read the opinion in its entirety.  J.P. Morgan’s written opinion is addressed to the board of directors of MIPS Technologies, is directed only to the consideration to be paid in the merger and does not constitute a recommendation to any stockholder of MIPS Technologies as to how such stockholder should vote at the MIPS Technologies annual meeting.  The summary of the opinion of J.P. Morgan set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. For services rendered in connection with the merger, recapitalization, patent sale and related license agreements, MIPS Technologies has agreed to pay J.P. Morgan a fee of approximately $9.0 million, a substantial portion of which will become payable only if the transactions contemplated by the merger agreement (including the recapitalization), patent sale agreement and related license agreements are consummated.

    For a more complete description, see “The Merger — Opinion of Our Financial Advisor on the Merger” beginning on page 91 of this proxy statement. Also see Annex F to this proxy statement.

Financing of the Merger

    Imagination Technologies has represented in the merger agreement that it has, and as of the closing will have, sufficient immediately available funds to pay when due the aggregate merger consideration and to pay when due all of its fees and expenses related to the transactions contemplated by the merger agreement. The receipt of financing by Imagination Technologies is not a condition to the obligations of either party to complete the merger under the terms of the merger agreement.

Interests of Our Directors and Executive Officers in the Patent Sale, Recapitalization and Merger

    In considering the recommendations of the board of directors, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder, and that may present actual or potential conflicts of interest. Such interests may include payments in respect of equity awards, certain transaction-related bonuses and/or severance payments under change in control agreements entered into between MIPS Technologies and its executive officers which become payable upon a qualifying termination event within 24 months following a change in control.

    For a more complete description of the interests of MIPS Technologies’ executive officers and directors in the merger, see “The Merger — Interests of Our Directors and Executive Officers in the Patent Sale, Recapitalization and Merger” beginning on page 101 of this proxy statement.

Conditions to the Closing of the Merger

    Conditions to Each Party’s Obligations.  Each party’s obligation to complete the merger is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following conditions:

•	the merger agreement and the recapitalization must have been adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock;

•
no governmental authority shall have enacted, issued, promulgated, enforced or entered any law or order which enjoins, limits, restricts, restrains, or otherwise prohibits the consummation of the merger;

•	the recapitalization must have been consummated; and

•	the patent sale must have been consummated.

    Conditions to Imagination Technologies’ and Acquisition Sub’s Obligations.  The obligations of Imagination Technologies and Acquisition Sub to complete the merger are subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
each of the representations and warranties made by MIPS Technologies set forth in the merger agreement, disregarding all qualifications contained therein relating to materiality or “Company Material Adverse Effect” (as defined in the merger agreement, as described in “The Merger Agreement — Representations and Warranties” beginning on page 113 of this proxy statement), must be true as if made at and as of the signing of the merger agreement and the effective time of the merger (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect as of the effective time of the merger as though made as of the effective time of the merger;

•
MIPS Technologies must have performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it on or prior to the effective time of the merger;

•	MIPS Technologies must have available an amount of cash greater than or equal to $99,700,000, or the “holdback amount”;

•
MIPS Technologies must deliver to Imagination Technologies at closing a certificate with respect to the satisfaction of the foregoing conditions relating to its representations, warranties and covenants, and the availability of cash greater than or equal to the holdback amount;

•
there shall be no pending law, order, suit, action or proceeding by any governmental authority enjoining, limiting, restricting, restraining, or otherwise prohibiting the consummation of the closing of the merger or to the extent directly or indirectly connected with the patent sale, seeking to establish or prohibit the consummation of the closing of the merger;

•	no Company Material Adverse Effect must have occurred since the date of the merger agreement and be continuing;

•	appraisal rights must not have been exercised with respect to more than fifteen percent (15%) of all the issued and outstanding shares of our common stock;

•
MIPS Technologies must have obtained and fully paid the premium for a non-cancellable extension of its directors’ and officers’ liability coverage under MIPS Technologies’ existing directors’ and officers’ insurance policies and fiduciary liability insurance policies for a claims reporting or discovery period of at least six (6) years from and after the effective time of the merger from an insurance carrier with the same or better credit rating as MIPS Technologies’ current insurance carrier with terms, conditions, retentions and limits of liability no less favorable than those currently provided and disclosed to Imagination Technologies;

•	MIPS Technologies must have paid its transaction costs related to the Patent Sale;

•	MIPS Technologies must have paid J.P. Morgan for its delivery of a fairness opinion to MIPS Technologies; and

•	MIPS Technologies must deliver to Imagination Technologies at closing a certificate that no claims for indemnification under the Patent Sale Agreement have been made by Bridge Crossing, LLC.

    Conditions to MIPS Technologies’ Obligations.  The obligation of MIPS Technologies to complete the merger is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
the representations and warranties made by Imagination Technologies and Acquisition Sub set forth in the merger agreement, disregarding all qualifications contained therein relating to materiality or “Parent Material Adverse Effect” (as defined in the merger agreement, as described in “The Merger Agreement — Representations and Warranties” beginning on page 113 of this proxy statement), must be true as if made at and as of the signing of the merger agreement and the effective time of the merger (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect as of the effective time of the merger as though made as of the effective time of the merger;

•
Imagination Technologies and Acquisition Sub must have performed in all material respects all of their obligations under the merger agreement required to be performed by them prior to the effective time of the merger; and

•
Imagination Technologies must deliver to MIPS Technologies at closing a certificate with respect to the satisfaction of the foregoing conditions relating to its and Acquisition Sub’s representations, warranties and covenants.

No Solicitation of Other Offers

    Subject to certain exceptions, the merger agreement provides that neither MIPS Technologies nor any of its subsidiaries shall, and MIPS Technologies and its subsidiaries shall not authorize any of their respective officers, directors, employees, consultants, investment bankers, attorneys, accountants, agents, advisors, affiliates and other representatives to, initiate, seek, solicit or knowingly encourage or facilitate any inquiries, discussions, requests or offers that constitute or could reasonably be expected to lead to a “competing proposal” (as defined in the merger agreement; see “The Merger Agreement — Adverse Recommendation Change/Termination in Connection with a Superior Proposal” beginning on page 122 of this proxy statement); engage in, continue or otherwise participate in any discussions or negotiations with, or furnish any non-public information relating to MIPS Technologies to, any person that, to the knowledge of MIPS Technologies, is seeking to make or has made a competing proposal; or approve, endorse, recommend or enter into any agreement with respect to a competing proposal.

Regulatory Matters of the Merger

    On December 17, 2012, MIPS Technologies and Imagination Technologies filed with CFIUS a joint voluntary notice of the transactions contemplated by the merger agreement pursuant to the Defense Production Act of 1950, as amended. MIPS Technologies and Imagination Technologies intend to provide CFIUS with any additional or supplemental information it requests to obtain a written notification issued by CFIUS that it has concluded its review (or, if CFIUS deems necessary, its investigation) and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the merger agreement.

    We have determined that no other clearances from governmental agencies are required prior to the completion of the merger. However, such governmental authorities could take action under applicable antitrust laws, including seeking to prohibit the completion of the merger. For a more detailed discussion of the requirements regarding regulatory matters under the merger agreement, please see “The Merger — Regulatory Matters of the Merger” beginning on page 105 of this proxy statement and “The Merger Agreement — Agreements to Use Reasonable Best Efforts” beginning on page 123 of this proxy statement.

Termination of the Merger Agreement

    The merger agreement may be terminated at any time prior to the consummation of the merger, whether before or after stockholder approval of the merger has been obtained:

•	by mutual written consent of MIPS Technologies and Imagination Technologies;

•	by either MIPS Technologies or Imagination Technologies if:

•
the merger is not consummated on or before April 5, 2013, which we refer to as the termination date, provided that this right to terminate is not available to any party if the failure of such party to perform any of its obligations under the merger agreement, the failure to act in good faith or the failure to use its reasonable best efforts to consummate the merger and the other transactions contemplated by the merger agreement has been a principal cause of or resulted in the failure of the merger to be consummated on or before the termination date;

•
there is a law that prohibits the consummation of the merger on the terms contemplated by the merger agreement, or any governmental authority of competent jurisdiction issues any order or takes any other action (which order or action has become final and non-appealable) that permanently restrains, enjoins or otherwise prohibits the transactions contemplated by the merger agreement, but the party seeking termination for this reason must have used its reasonable best efforts to remove such order or action, and provided that this right to terminate is not available to any party if the issuance of such final, non-appealable order was primarily due to the failure of such party (including Acquisition Sub in the case of Imagination Technologies) to perform any of its obligations under the merger agreement; or

•	the MIPS Technologies stockholders do not adopt the merger agreement and certificate of amendment at the annual meeting or any adjournment or postponement thereof;

•	by MIPS Technologies, if:

•
Imagination Technologies or Acquisition Sub have breached or failed to perform in any material respect any of their representations, warranties, covenants or agreements under the merger agreement, which breach or failure to perform (a) would result in a failure of the closing conditions for the benefit of MIPS Technologies relating to Imagination Technologies’ and Acquisition Sub’s representations, warranties and covenants and (b) cannot be cured by the termination date, or if curable, is not cured by Imagination Technologies within thirty (30) days of receipt by Imagination Technologies of written notice from MIPS Technologies of such breach or failure, provided that this right to terminate will not be available to MIPS Technologies if it is in material breach of any of its obligations under the merger agreement;

•
prior to receipt of MIPS Technologies’ stockholders’ approval of the merger agreement and the certificate of amendment, MIPS Technologies’ board of directors has determined to enter into a definitive agreement with respect to a superior proposal by process permitted under the merger agreement and MIPS Technologies pays a termination fee of $2,750,000 and Imagination Technologies’ reasonable and documented out-of-pocket fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby (such fees and expenses to not exceed $2,000,000) to Imagination Technologies concurrently with such termination; or

•
all conditions to Imagination Technologies’ and Acquisition Sub’s obligation to close have been satisfied, and Imagination Technologies and Acquisition Sub fail to consummate the merger within three (3) business days following the date the closing of the merger should have occurred.

•	by Imagination Technologies, if:

•
MIPS Technologies has breached or failed to perform in any material respect any of its representations, warranties, covenants or agreements under the merger agreement, which breach or failure to perform (a) would result in a failure of the closing conditions for the benefit of Imagination Technologies relating to MIPS Technologies’ representations, warranties and covenants and (b) cannot be cured by the termination date, or if curable, is not cured by MIPS Technologies within thirty (30) days of receipt by MIPS Technologies of written notice from Imagination Technologies of such breach, provided that this right to terminate will not be available to Imagination Technologies if it is in material breach of any of its obligations under the merger agreement;

•
MIPS Technologies materially amends, changes, modifies or waives the terms, conditions and obligations of the patent sale agreement, the assigned patent license agreement or the retained patent license agreement in a way that would reasonably be expected to have a material adverse effect on the surviving corporation and does so without the express prior written consent of Imagination Technologies;

•	there is any effect, change, event or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or

•
MIPS Technologies’ board of directors effects an adverse recommendation change, approves or recommends a competing proposal or MIPS Technologies enters into an alternative acquisition agreement or fails to include its recommendation that our stockholders adopt the merger agreement and approve the transactions contemplated thereby in this proxy statement.

    If the merger agreement is terminated by MIPS Technologies or by Imagination Technologies under the conditions described in further detail below, a termination fee in the amount of $2,750,000, in addition to Imagination Technologies’ reasonable and documented out-of-pocket fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby (such fees and expenses to not exceed $2,000,000), may be payable by MIPS Technologies to Imagination Technologies. MIPS Technologies must pay the termination fee and Imagination Technologies’ fees and expenses to Imagination Technologies if:

•
(A) MIPS Technologies or Imagination Technologies terminates the merger agreement because the merger has not been consummated by the termination date or the MIPS Technologies stockholders do not adopt the merger agreement at the annual meeting or any adjournment or postponement thereof, and (B) (i) a competing proposal has been publicly announced and (ii) within 12 months of such termination MIPS Technologies enters into, agrees to or consummates a transaction regarding such competing proposal or any other competing proposal, provided that, for these purposes, references to “20% or more” in the definition of “competing proposal” are deemed references to “50% or more;”

•
(A) Imagination Technologies terminates the agreement because MIPS Technologies has breached any of its representations, warranties, covenants or agreements under the merger agreement, which breach (i) would result in a failure of any closing conditions for the benefit of Imagination Technologies and (ii) is incapable of being cured by the termination date, or if curable, is not cured by thirty (30) days following receipt by MIPS Technologies of written notice from Imagination Technologies of such breach, provided that this right to terminate will not be available to Imagination Technologies if it is in material breach of any of its obligations under the merger agreement, and (B) (i) a competing proposal has been publicly announced and (ii) within 12 months of such termination MIPS Technologies enters into, agrees to or consummates a transaction regarding such competing proposal or any other competing proposal, provided that, for these purposes, references to “20% or more” in the definition of “competing proposal” are deemed references to “50% or more;”

•
(A) Imagination Technologies terminates the merger agreement because MIPS Technologies’ board of directors effects an adverse recommendation change or fails to include its recommendation that our stockholders adopt the merger agreement and the transactions contemplated thereby in this proxy statement, and (B)(i) a competing proposal has been publicly announced and (ii) within 12 months of such termination MIPS Technologies enters into, agrees to or consummates a transaction regarding such competing proposal or any other competing proposal, provided that, for these purposes, references to “20% or more” in the definition of “competing proposal” are deemed references to “50% or more;”

•
(A) Imagination Technologies terminates the agreement because MIPS Technologies materially amends, changes, modifies or waives the terms, conditions and obligations of the patent sale agreement, the assigned patent license agreement or the retained patent license agreement in a way that would reasonably be expected to have a material adverse effect on the surviving corporation and does so without the express prior written consent of Imagination Technologies, and (B)(i) a competing proposal has been publicly announced and (ii) within 12 months of such termination MIPS Technologies enters into, agrees to or consummates a transaction regarding such competing proposal or any other competing proposal, provided that, for these purposes, references to “20% or more” in the definition of “competing proposal” are deemed references to “50% or more;”

•
Imagination Technologies terminates the agreement because MIPS Technologies’ board of directors approves or recommends a competing proposal or MIPS Technologies enters into a definitive agreement with respect to such proposal; or

•	MIPS Technologies terminates the merger agreement because MIPS Technologies’ board of directors has determined to enter into a definitive agreement with respect to a superior proposal.

    The merger agreement provides that in no event will MIPS Technologies be required to pay the termination fee on more than one occasion and that the termination fee will be reduced by any amount as may be required to be deducted or withheld under applicable tax law. The termination fee constitutes liquidated damages in a reasonable amount that will compensate Imagination Technologies in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating the merger agreement and in reliance on the merger agreement and on the expectation of the consummation of the transactions contemplated therein.

Fees and Expenses

    Whether or not the merger is consummated, all costs and expenses incurred in connection with the merger agreement and the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expense. However, if the merger agreement is terminated under certain circumstances described in more detail under the caption “The Merger Agreement — Termination Fees” beginning on page 129 of this proxy statement, MIPS Technologies may be required to reimburse Imagination Technologies for its reasonable and documented out-of-pocket transaction-related expenses up to $2,000,000.

United States Federal Income Tax Consequences of the Merger

    Consummation of the merger is conditioned on, among other things, consummation of the recapitalization.  The recapitalization and merger are intended to constitute, and MIPS Technologies, Imagination Technologies, and Acquisition Sub have all agreed to treat the recapitalization and merger as, a single integrated transaction for U.S. federal income tax purposes.  However, there can be no assurance that the Internal Revenue Services, or IRS, or a court will agree that the recapitalization and the merger are an integrated transaction. Assuming that, as expected, the recapitalization and merger are treated as a single integrated transaction, the receipt of cash in exchange for your shares of common stock pursuant to the recapitalization and the merger will generally be a taxable transaction to U.S. holders (as defined below in “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement) for U.S. federal income tax purposes. A U.S. holder will generally recognize gain or loss equal to the difference between the aggregate amount of cash received by such holder in the recapitalization and the merger and such holder’s adjusted tax basis in the shares of common stock exchanged for cash in the recapitalization and the merger. For further information on the anticipated tax consequences of the recapitalization and the merger, see “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular U.S. federal, state, local and foreign income and other tax consequences of the merger and the recapitalization to you.

Appraisal Rights

    Under Delaware law, holders of our common stock who follow certain specified procedures and who do not vote in favor of adopting the merger agreement will have the right to seek appraisal of the fair value of their shares of our common stock as determined by the Delaware Court of Chancery if the merger is completed, but only if they comply with all requirements of Delaware law (including Section 262 of the General Corporation Law of the State of Delaware, which we refer to as the DGCL, the text of which can be found in Annex G of this proxy statement), which are summarized in this proxy statement. This appraisal amount could be more than, the same as or less than the merger consideration. Any holder of our common stock intending to exercise appraisal rights, among other things, must submit a written demand for an appraisal to us prior to the vote on the adoption of the merger agreement and must not vote or otherwise submit a proxy in favor of adoption of the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your ability to seek and obtain appraisal rights. The appraisal rights and procedures described in this paragraph apply only with respect to the adoption of the merger agreement by holders of our common stock and do not apply in connection with the patent sale or the recapitalization described above.

Market Price of Common Stock

    The closing sale price of our common stock on NASDAQ on November 5, 2012, the last trading day prior to the announcement of the merger, was $7.02. On January 4, 2013, the last trading day before the date of this proxy statement, the closing sale price of our common stock on NASDAQ was $7.86. The aggregate proceeds from the patent sale, recapitalization and merger of $7.94 per share for each share of our common stock owned prior to the recapitalization represents a 52% premium to the closing price of our common stock on NASDAQ on April 11, 2012, the day prior to the first public rumor of a potential sale of MIPS Technologies.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRANSACTIONS AND THE ANNUAL MEETING

The following questions and answers are intended to briefly address some commonly asked questions regarding the patent sale, the patent sale agreement, the merger, the merger agreement, the recapitalization and the annual meeting. These questions and answers may not address all questions that may be important to you as a MIPS Technologies stockholder. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. See “Where You Can Find More Information” beginning on page 181.

Q:	What am I being asked to vote on?

A:
You are being asked to adopt a patent sale agreement that provides for the sale of all of our right, title and interest in 490 active issued patents and patent applications to Bridge Crossing and the grant of sublicensable rights to 87 of our patents and patent applications, whereby MIPS Technologies will receive licenses back for each patent sold and grant to Bridge Crossing a license in the patents MIPS Technologies will retain. You are also being asked to adopt a merger agreement that provides for the acquisition of MIPS Technologies by Imagination Technologies. Further, you are being asked to vote to approve and adopt a certificate of amendment to MIPS Technologies’ certificate of incorporation. If the patent sale agreement is adopted and the sale of patents consummated, if the merger agreement is adopted and the merger to be consummated and if the certificate of amendment is approved, adopted and filed, you will be entitled to receive a total of approximately $7.94 per share that you owned prior to the recapitalization. MIPS Technologies has not made any decision yet as to any distribution of proceeds in the event that the patent sale agreement is adopted and the sale of patent is consummated but the merger agreement is not adopted and the merger is not consummated and the certificate of amendment is not approved. This estimate is subject to a fluctuation in the recapitalization proceeds (currently estimated to be $6.14), but not the merger proceeds.  The following details how this total amount is calculated.  MIPS Technologies will distribute the proceeds from the patent sale and all cash on hand, less $99,700,000, and you will be entitled to receive 0.226276 shares of MIPS Technologies’ common stock and what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of MIPS Technologies common stock that you own at the time of filing of the certificate of amendment, which we refer to as the recapitalization. This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors. The consummation of the recapitalization is contingent upon the adoption of the patent sale agreement and the merger agreement by our stockholders. Once the merger agreement has been adopted by our stockholders and other closing conditions under the merger agreement have been satisfied or waived, Acquisition Sub, an indirect wholly owned subsidiary of Imagination Technologies, will merge with and into MIPS Technologies. MIPS Technologies will be the surviving corporation in the merger and will become a wholly owned subsidiary of Imagination Technologies. Upon the consummation of the merger, you will be entitled to $7.94 per share of common stock you own after giving effect to the recapitalization (equivalent to approximately $1.80 per share you own prior to the recapitalization), without interest and less any applicable withholding taxes, unless you have perfected your appraisal rights with respect to the merger. The consummation of the merger is contingent upon the adoption of the patent sale agreement and the certificate of amendment by our stockholders. You are also being asked to elect three Class II directors to serve until the 2015 annual meeting of Stockholders and until their successors are elected and qualified.  You are also being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year, which ends on June 30, 2013. You are also being asked to vote on a non-binding proposal regarding merger-related executive compensation. You are also being asked to vote on a non-binding proposal regarding executive compensation. Finally, you are also being asked to vote to adjourn the annual meeting to a later date if necessary or appropriate to solicit additional proxies in favor of the proposal to adopt the patent sale agreement, merger agreement and the certificate of amendment if there are insufficient votes to adopt either agreement at the time of the annual meeting. This proxy statement contains important information about the proposed transactions and the annual meeting of stockholders, and you should read this proxy statement carefully and in its entirety.

Q:	Who will be the directors of MIPS Technologies if the merger is completed?

A:
If the merger is completed, the MIPS Technologies board of directors following the completion of the merger will be composed of the directors of Acquisition Sub at the effective time of the merger and all directors of MIPS Technologies immediately prior to the completion of the merger will cease to be MIPS Technologies directors as of the time of the completion of the merger.

Q:	What will be the consequences of the Patent Sale, the recapitalization and the merger to the MIPS Technologies directors and officers?

A:
A number of MIPS Technologies’ directors and executive officers may have interests in the recapitalization and the merger that are different from, or in addition to, the interests of other MIPS Technologies stockholders. Such interests relate to, or arise from, among other things, (1) the right to receive cash in exchange for the cancellation of vested and unvested stock options, upon the recapitalization; (2) the right of holders of restricted stock units to receive at the time of the recapitalization for such restricted stock units (i) an amount in cash currently estimated to be $6.14 per share of common stock subject to such restricted stock units (without interest and less any applicable withholding taxes) and (ii) restricted stock units denominated in 0.226276 shares of MIPS Technologies common stock; (3) the accelerated vesting of restricted stock units and cancellation of such awards at the effective time of the Merger in exchange for the right to receive a cash amount equal to the product of (i) the total number of shares of MIPS Technologies common stock subject to such restricted stock units immediately prior to the effective time and after giving effect to the recapitalization, multiplied by (ii) the merger consideration of $7.94 (equivalent to approximately $1.80 for each share of MIPS Technologies common stock subject to such restricted stock units prior to the recapitalization), without interest and less any applicable withholding taxes; (4) certain severance payments under change in control agreements entered into between MIPS Technologies and its executive officers, which become payable upon a qualifying termination event within 24 months following a change in control; (5) potential transaction-related bonuses; and (6) the fact that, with respect to pre-merger acts and omissions, MIPS Technologies will be required to purchase directors’ and officers’ insurance coverage with respect to, and Imagination Technologies will and the surviving corporation will continue to provide indemnification, advancement of expenses to, current and former directors and officers of MIPS Technologies after the merger.

For a description of these interests, see “The Merger — Interests of Our Directors and Executive Officers in the Merger.”

Q:	How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. “Broker non-votes” result when brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the adoption of the merger agreement, the adoption of the patent sale agreement, the adoption of the certificate of amendment, the proposal for the election of directors and the proposal to approve the adjournment of the annual meeting for the purpose of obtaining additional votes and thus, absent specific instructions from the beneficial owner of those shares, brokers are not empowered to vote the shares with respect to the approval of such non-routine matters. Because the adoption of the patent sale agreement, adoption of the merger agreement and approval and adoption of the certificate of amendment each require the approval of the holders of a majority of the shares of our outstanding common stock, broker non-votes and abstentions will have the same effect as a vote “AGAINST” each such proposal.  Because the approval of the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the current fiscal year, approval of the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies, the non-binding proposal regarding merger-related executive compensation and the non-binding proposal regarding executive compensation each require the affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on these particular proposals at the annual meeting, they will not be affected by broker non-votes, but abstentions will have the same effect as a vote “AGAINST” each such proposal.

Q:	What will I receive in the merger?

A:
Upon consummation of the patent sale and completion of the recapitalization and the merger, you will be entitled to receive a total of approximately $7.94 per share that you owned prior to the recapitalization.  This estimate is subject to fluctuation in the recapitalization proceeds (currently estimated to be $6.14 per share), but not the merger proceeds.  The following details how this total amount is calculated.

From the recapitalization, concurrently with the merger consideration, you will receive what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own at the effective time of the recapitalization. This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors.  You will also receive exactly 0.226276 shares of our common stock for each share of common stock you own at the effective time of the recapitalization.  Your preexisting shares of common stock will be cancelled, so the only shares you own following the recapitalization will be these 0.226276 shares per share of our common stock that you previously owned.

From the merger, you will be entitled to receive approximately $1.80 for each share of MIPS common stock that you owned prior to the recapitalization, which represents exactly $7.94 in cash for each share of our common stock that you own at the effective time of the merger after giving effect to the recapitalization, without interest and less any applicable withholding taxes, unless you have perfected your appraisal rights with respect to the merger. For example, if you own 100 shares of our common stock at the effective time of the merger after giving effect to the recapitalization, you will receive $794 in cash in exchange for your remaining shares of our common stock in the merger, less any applicable withholding taxes. You will not own any shares of stock of MIPS Technologies or the surviving corporation following the merger. Stockholders will only receive aggregate proceeds in the amount of approximately $7.94 per share for each share of MIPS Technologies common stock owned prior to the recapitalization upon approval of Proposal No. 1, Proposal No. 2 and Proposal No. 3 and upon consummation of the patent sale, filing of the certificate of amendment and consummation of the merger.

Q:	After the merger is completed, how will I receive the cash for my shares?

A:
Promptly after the merger is completed, the paying agent appointed by Imagination Technologies  and approved by MIPS Technologies will mail written instructions on how to exchange your MIPS Technologies common stock certificates for the per share merger consideration of $7.94 in cash (equivalent to approximately $1.80 for each share of MIPS Technologies common stock that you own prior to the recapitalization), without interest and less any applicable withholding taxes, and the cash you will receive pursuant to the recapitalization. You will receive cash for your shares from the paying agent after you comply with these instructions.

Q:	How will I receive the cash if I have lost my stock certificate?

A:
If your stock certificate is lost, stolen or destroyed, you must deliver an affidavit and may be required by Parent to post a bond as indemnity against any claim that may be made with respect to such certificate prior to receiving the merger consideration of $7.94 in cash per share after giving effect to the recapitalization (equivalent to approximately $1.80 for each share of MIPS Technologies common stock that you own prior to the recapitalization), without interest and less any applicable withholding taxes, and the cash pursuant to the recapitalization (currently estimated to be approximately $6.14 per share that you own prior to the recapitalization), without interest and less any applicable withholding taxes.

Q:	When and where is the annual meeting?

A:
The annual meeting of stockholders of MIPS Technologies will be held on February 6, 2013, at our corporate headquarters, located at 955 East Arques Avenue, Sunnyvale, California  94085 commencing at 2:00 p.m., Pacific Time.

Q:	Who is entitled to vote at the annual meeting?

A:
Only stockholders of MIPS Technologies as of the close of business on December 26, 2012, the record date for the annual meeting, are entitled to receive notice of the annual meeting and to vote the shares of MIPS Technologies common stock that they held at that time at the annual meeting, or at any adjournment or postponement of the annual meeting.

Q:	Who is entitled to attend the annual meeting?

A:
Please note that space limitations make it necessary to limit attendance at the annual meeting to stockholders as of the record date (or their authorized representatives). If your shares are held by a bank or broker, please bring to the annual meeting your statement evidencing your beneficial ownership of our common stock as of the record date. All stockholders should also bring photo identification.

Q:	What vote is required for MIPS Technologies’ stockholders to adopt the patent sale agreement, merger agreement or certificate of amendment?

A:
The adoption of each of the patent sale agreement, merger agreement and certificate of amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting. As of the close of business on December 26, 2012, the record date for the annual meeting, there were 54,388,811 shares of MIPS Technologies common stock issued and outstanding.

Q:
What vote of our stockholders is required to approve the proposal to approve and adopt the certificate of amendment; to approve the proposal to elect three Class II directors to serve three-year terms; to approve the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the current fiscal year; to approve the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies; to approve the non-binding proposal regarding merger-related executive compensation; and to approve the non-binding proposal regarding executive compensation?

A:
The proposal to approve and adopt the certificate of amendment; the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the current fiscal year; the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies; the non-binding proposal regarding executive compensation; and the non-binding proposal regarding merger-related executive compensation each require the affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on these particular proposals at the annual meeting, assuming a quorum is present. The directors will be elected at the meeting by a plurality of the shares present and entitled to vote in the election and actually cast.

Q:	How does MIPS Technologies’ board of directors recommend that I vote?

A:
MIPS Technologies’ board of directors, after careful consideration of a variety of factors described in this proxy statement, unanimously recommends that you vote “FOR” the proposal to adopt the patent sale agreement, “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve and adopt the certificate of amendment, “FOR” the proposal to elect three Class II directors to serve three-year terms, “FOR” the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the current fiscal year, “FOR” the proposal adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies, “FOR” the non-binding proposal regarding executive compensation and “FOR” the non-binding proposal regarding merger-related executive compensation. You should read “The Patent Sale—Reasons for the Patent Sale; Recommendation of Our Board of Directors” and “The Merger — Reasons for the Merger; Recommendation of our Board of Directors” beginning on pages 56 and 86 respectively, of this proxy statement for a discussion of the factors that the board of directors considered in deciding to recommend the adoption of both the patent sale agreement and the merger agreement.

Q:	What happens if the patent sale or merger is not consummated?

A:
If the patent sale agreement is not adopted by our stockholders, or if the patent sale is not consummated for any other reason, MIPS Technologies will retain ownership of its current patent portfolio. Because the closing of the patent sale is a condition to the closing of the merger, if the patent sale is not consummated, the merger cannot be consummated either. If the merger agreement is not adopted by our stockholders, or if the merger is not consummated for any other reason, stockholders will not receive any payment for their shares in connection with the merger or the recapitalization and the holders of stock options and restricted stock units will not receive any payment for their awards in connection with the patent sale, the recapitalization and the merger, which in each case will only occur if the merger is approved. Instead, MIPS Technologies will remain an independent public company and our common stock will continue to be listed and traded on NASDAQ. MIPS Technologies has not made any decision yet as to any distribution of proceeds in the event that the patent sale agreement is adopted and the sale of patent is consummated but the merger agreement is not adopted and the merger is not consummated and the certificate of amendment is not approved. Under circumstances specified in the patent sale agreement, MIPS Technologies may be required to pay Bridge Crossing a termination fee, which circumstances are described in greater detail under the caption “The Patent Sale Agreement — Termination Fees” beginning on page 81 of this proxy statement. Under circumstances specified in the merger agreement, MIPS Technologies may be required to pay Imagination Technologies a termination fee and reimburse Imagination Technologies for its transaction-related expenses, each described in greater detail under the caption “The Merger Agreement — Termination Fees” beginning on page 129 of this proxy statement.

Q:	How was the purchase price for the assets determined?

A:
The purchase price for the assets proposed to be sold to Bridge Crossing was negotiated between representatives of MIPS Technologies and representatives of Bridge Crossing. We have received a fairness opinion from Ocean Tomo, LLC concluding that the consideration to be received by us for the assets is fair, from a financial point of view, to MIPS Technologies. A copy of the fairness opinion from Ocean Tomo, LLC is included as Annex B to this proxy statement.

Q:	Am I entitled to appraisal rights in connection with the asset sale or the recapitalization?

A:
No. Delaware law does not provide for stockholder appraisal rights in connection with the sale of a company’s assets or a recapitalization. Appraisal rights are only available with respect to the fair value of the shares of MIPS Technologies common stock after giving effect to the patent sale and recapitalization.

Q:	What do I need to do now?

A:
We urge you to carefully read this proxy statement in its entirety, including its annexes, and to consider how the patent sale, merger and each of the other proposals affect you. Even if you plan to attend the annual meeting, if you hold your shares in your own name as the stockholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card; using the telephone number printed on your proxy card; or using the Internet voting instructions printed on your proxy card. If you have Internet access, we encourage you to vote via the Internet. You can also attend the annual meeting and vote in person. If you hold your shares in “street name,” follow the procedures provided by your broker, bank or other nominee.

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD. YOU WILL RECEIVE DETAILED INSTRUCTIONS CONCERNING EXCHANGE OF YOUR STOCK CERTIFICATES IF THE MERGER IS CONSUMMATED.

Q:           How do I vote?

A:           You may vote by:

•	using the telephone number printed on your proxy card;

•	using the Internet voting instructions printed on your proxy card;

•	signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope;

•	attending the annual meeting and voting in person; or

•	if you hold your shares in “street name,” following the procedures provided by your broker, bank or other nominee.

If you return your signed and dated proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the proposal to adopt the patent sale agreement, “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve and adopt the certificate of amendment, “FOR” the proposal to elect three Class II directors to serve three-year terms, “FOR” the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the current fiscal year, “FOR” the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies, “FOR” the non-binding proposal regarding executive compensation and “FOR” the non-binding proposal regarding merger-related executive compensation. If you do not return your signed and dated proxy card, your shares will not be voted and the effect will be the same as a vote against the adoption of the patent sale agreement, the merger agreement, the certificate of amendment, the ratification of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year, the non-binding proposal regarding executive compensation and the non-binding proposal regarding executive compensation, but will not have an effect on the election of Class II directors at the annual meeting, so long as a quorum is otherwise present, or the proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies.

Q:	How can I change or revoke my vote?

A:	You have the right to change or revoke your proxy at any time before the vote is taken at the annual meeting:

•	if you hold your shares in your name as a stockholder of record, by written notice to our Corporate Secretary, at 955 East Arques Avenue, Sunnyvale, California 94085;

•	by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by submitting a later-dated proxy card;

•	by re-voting by telephone or the Internet (only your latest telephone or Internet vote will be counted); or

•	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Q:	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
Your broker, bank or other nominee will only be permitted to vote your shares if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares. If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted and the effect will be the same as a vote against the adoption of the patent sale agreement, the merger agreement, the certificate of amendment, the ratification of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year, the non-binding proposal regarding executive compensation and the non-binding proposal regarding merger-related executive compensation, but will not have an effect on the election of Class II directors at the annual meeting, so long as a quorum is otherwise present.

Q:	What do I do if I receive more than one proxy or set of voting instructions?

A:
If you also hold shares directly as a record holder, in “street name,” or otherwise through a nominee, you may receive more than one proxy and/or set of voting instructions relating to the annual meeting.

These should each be voted and/or returned separately as described elsewhere in this proxy statement in order to ensure that all of your shares are voted.

Q:	What is a quorum?

A:
A quorum of the holders of the outstanding shares of our common stock must be present for the annual meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of our common stock entitled to vote are present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given.

Q:	What happens if I sell my shares before the annual meeting?

A:
The record date of the annual meeting is earlier than the annual meeting and the date that the merger is expected to be completed. If you transfer your shares of common stock after the record date but before the annual meeting, you will retain your right to vote at the annual meeting, but will have transferred the right to receive $7.94 per post-recapitalization share in cash to be received by our stockholders in the merger (equivalent to approximately $1.80 for each share of MIPS Technologies common stock that you own prior to the recapitalization), without interest and less any applicable withholding taxes, and what is currently estimated to be approximately $6.14 per pre-recapitalization share in cash, without interest and less any applicable withholding taxes, to be received by our stockholders in the recapitalization. In order to receive these amounts, you must hold your shares through completion of the merger.

Q:	Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares?

A:
Yes. As a holder of our common stock, you are entitled to appraisal rights under Delaware law in connection with the merger if you meet certain conditions. In order to perfect appraisal rights, you must follow exactly the procedures specified under Delaware law. See “Dissenters’ Rights of Appraisal” beginning on page 176 of this proxy statement and Annex G to this proxy statement.

Q:	What governmental and regulatory approvals are required?

A:
On December 17, 2012, MIPS Technologies and Imagination Technologies filed with CFIUS a joint voluntary notice of the transactions contemplated by the merger agreement pursuant to the Defense Production Act of 1950, as amended.  MIPS Technologies and Imagination Technologies intend to provide CFIUS with any additional or supplemental information it requests to obtain a written notification issued by CFIUS that it has concluded its review (or, if CFIUS deems necessary, its investigation) and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the merger agreement.

We have determined that no other clearances from governmental agencies are required prior to the completion of the merger. However, such governmental authorities could take action under applicable antitrust laws, including seeking to prohibit the completion of the merger.

For more information on the governmental and regulatory approvals required for completion of the merger, see “The Merger — Regulatory Matters of the Merger.”

Q:	Will the merger be taxable to me?

A:
Consummation of the merger is conditioned on, among other things, consummation of the recapitalization.  The recapitalization and merger are intended to constitute, and MIPS Technologies, Imagination Technologies, and Acquisition Sub have all agreed to treat the recapitalization and merger as, a single integrated transaction for U.S. federal income tax purposes.  However, there can be no assurance that the IRS or a court will agree that the recapitalization and the merger are an integrated transaction. Assuming that, as expected, the recapitalization and merger are treated as a single integrated transaction, the receipt of cash in exchange for your shares of common stock pursuant to the recapitalization and the merger will generally be a taxable transaction to U.S. holders (as defined below in “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement) for U.S. federal income tax purposes. A U.S. holder will generally recognize gain or loss equal to the difference between the aggregate amount of cash received by such holder in the recapitalization and the merger and such holder’s adjusted tax basis in the shares of common stock exchanged for cash in the recapitalization and the merger. For further information on the anticipated tax consequences of the recapitalization and the merger, see “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular U.S. federal, state, local and foreign income and other tax consequences of the merger and the recapitalization to you.

Q:	When are the patent sale and merger expected to be completed?

A:
We are working toward completing the patent sale and merger as quickly as possible, and we anticipate that both will be completed in the first quarter of 2013, subject to the satisfaction or waiver of all closing conditions. However, the exact timing of the completion of either the patent sale or the merger cannot be predicted. In order to complete the patent sale, we must obtain stockholder approval for the patent sale agreement and the closing conditions under the patent sale agreement must be satisfied or waived. In order to complete the merger, we must obtain stockholder approval for the merger agreement and the closing conditions under the merger agreement must be satisfied or waived. The patent sale may be consummated without the adoption of the merger agreement; however, the merger cannot be consummated unless the patent sale is consummated first. See “The Patent Sale agreement—Closing of the Patent Sale,” “The Patent Sale Agreement—Conditions to the Closing of the Patent Sale,” “The Merger Agreement — Effective Time of the Merger” and “The Merger Agreement — Conditions to the Closing of the Merger” beginning on pages 70, 79, 111 and 125 of this proxy statement, respectively.

Q:	Will a proxy solicitor be used?

A:
Yes. MIPS Technologies has engaged Georgeson Inc., which we refer to as Georgeson, to assist in the solicitation of proxies for the Annual Meeting, and MIPS Technologies estimates it will pay Georgeson a fee of approximately $27,500. MIPS Technologies has also agreed to reimburse Georgeson for reasonable and documented out-of-pocket expenses incurred in connection with the proxy solicitation and to indemnify Georgeson against certain losses, costs and expenses.

If you have any questions, or need assistance voting your shares, please contact the firm assisting us in the solicitation of proxies:

Georgeson Inc.
199 Water Street
New York, New York 10038
Call Toll-Free:     (800) 248-7605
Email:   mips@georgeson.com

Q:	Who can help answer any other questions that I have?

A:
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact Bill Slater, Chief Financial Officer of MIPS Technologies, Inc., at 955 East Arques Avenue, Sunnyvale, California  94085 or by telephone at (408) 530-5000.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

    This proxy statement, and the documents to which we refer you in this proxy statement, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 which may be identified by their use of words like “plans,” “expects,” “will,” “anticipates,” “intends,” “projects,” “estimates” or other words of similar meaning including, without limitation, under the headings “Summary Term Sheet,” “Questions and Answers about the Proposed Transactions and the Annual Meeting,” “The Patent Sale,” “Reasons for the Patent Sale; Recommendation of Our Board of Directors,” “Opinion of Our Financial Advisor on the Patent Sale,” “Regulatory Matters of the Patent Sale,” “The Merger,” “Reasons for the Merger; Recommendation of Our Board of Directors,” “Regulatory Matters of the Merger,” “Opinion of Our Financial Advisor on the Merger,” “Certain Unaudited Financial Projections,” “Litigation Related to the Merger,” “Compensation Risk Assessment,”  “Fiscal 2013 Compensation,” “Potential Payments Upon Change in Control and Termination” and “Market Price Data and Dividend Information.”

    Forward-looking statements are based on certain assumptions and expectations of future events. MIPS Technologies cannot guarantee that these assumptions and expectations are accurate or will be realized. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully in documents filed with the Securities and Exchange Commission, which we refer to as the SEC, by MIPS Technologies, particularly under the heading “Risk Factors” in Part I, Item 1A of MIPS Technologies’ Annual Report on Form 10-K for the year ended June 30, 2012 Amendment No. 1 thereto and in and subsequent filings with the SEC, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to:

•	the effect of the announcement of the sale of patents or the merger on our business relationships (including with employees, customers and suppliers), operating results and business generally;

•	our business and results of operations may suffer if the patent sale or the merger are not consummated;

•	our ability to sustain or grow our license and contract revenue;

•	the variability of our operating results from one period to another based on changes in the size and nature of our license agreements;

•	our ability to compete against much larger companies in the microprocessor IP market that have larger market share and broader lines of products;

•	the uncertainty of success in our strategic efforts around patent monetization;

•	the adverse impact of a number of factors on our royalty revenue;

•	the impact on our revenue of the loss of a key customer or any significant delays in our customers’ product development plans;

•	the negative impact to our financial results from economic conditions;

•	fluctuations in our financial results that could affect our stock price;

•	limits in our ability to achieve design wins unless we are able to develop enhancements and new generations of our intellectual property;

•	volatility of our stock price;

•	adverse impact on our revenue growth if we fail in the market for mobile products;

•	inability to compete and grow if we do not succeed on key platforms, including ANDROID™;;

•	exposure to various legal, business, political and economic risks associated with our international operations;

•	continued reliance on third-party technologies for the development of our products;

•	reliance on the efforts of third parties to enhance our technology offerings and our ecosystem;

•	dependence on royalties from the sale of products incorporating our technology and our limited visibility as to the timing and amount of such sales;

•	dependence on key personnel;

•	potential claims of infringement on the intellectual property rights of others;

•	our ability to compete effectively in the market for SoC intellectual property cores and related designs;

•	our ability to obtain or enforce intellectual property rights;

•	variance in our results of operations as a result of the methods, estimates, and judgments that we use in applying our accounting policies;

•	changes in effective tax rates or adverse outcomes from examination of our income tax returns;

•	the possibility we may experience security breaches;

•	claims and liabilities in connection with the sale of our discontinued business;

•	failure of our past restructurings to sufficiently reduce our expenses relative to future revenue;

•	catastrophic events that may disrupt our business and harm our operating results;

•	impairments to long-lived assets;

•
exposure of the market value of our investment portfolio to fluctuations in interest rates and changes in credit ratings which could have a material adverse impact on our financial condition and results of operations;

•	adverse impact of macroeconomic conditions and other factors on our other income (expense), net, set forth in our consolidated statements of operations;

•	pending, threatened or future legal proceedings, including legal proceedings that have been or may be instituted against MIPS Technologies and others relating to the merger agreement;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the patent sale agreement or the merger agreement;

•	the failure of our stockholders to adopt the patent sale or the merger;

•
risks related to obtaining the requisite consents to the sale of patents or the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authorities may deny approval;

•	the failure of the patent sale or the merger to close for any other reason;

•	the amount of the costs, fees, expenses and charges related to the patent sale or the merger;

•
risks that the proposed transactions disrupt current business plans and operations and the potential difficulties in attracting and retaining employees as a result of the patent sale or the merger; and

•
the timing of the completion of the patent sale or the merger and the impact of the patent sale or the merger on our capital resources, cash requirements, profitability, management resources and liquidity.

   Any forward-looking statement made by us in this proxy statement speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Except as required by applicable law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

    This proxy statement is being furnished by our board of directors to holders of our common stock, par value $0.001 per share, in connection with the solicitation of proxies by our board of directors for use at the 2012 annual meeting of MIPS Technologies stockholders to be held on February 6, 2013 at our corporate headquarters at 955 East Arques Avenue, Sunnyvale, California commencing at 2:00 p.m., Pacific Time, which we refer to as our annual meeting, and at any adjournment or postponement thereof. The purposes of the annual meeting are set forth in this proxy statement and in the accompanying Notice of the annual meeting of Stockholders.

    Our complete mailing address is MIPS Technologies, Inc., 955 East Arques Avenue, Sunnyvale, California  94085, and our telephone number is (408) 530-5000.

    This proxy statement and the accompanying form of proxy are first being made available to our stockholders on or about January 9, 2013.

Purpose of the Proxy Statement and Proxy Card

    This proxy statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the annual meeting, and is accompanied by a form of proxy.

Purpose of the Annual Meeting

    The purpose of the annual meeting is to take action upon the following:

•	Consideration and adoption of the patent sale agreement;

•	Consideration and adoption of the certificate of amendment;

•	Consideration and adoption of the merger agreement;

•	Election of three Class II directors to serve three-year terms;

•	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year, which ends on June 30, 2013;

•	Consideration and approval on a non-binding basis of merger-related executive compensation;

•	Consideration and approval on a non-binding basis of executive compensation;

•	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies to adopt the patent sale agreement and merger agreement; and

•	To transact such other matters incident to the conduct of the annual meeting.

    With the exception of the certificate of amendment and merger agreement, each of the proposals is independent, and is not contingent on adoption by MIPS Technologies stockholders of any of the other proposals. The consummation of the patent sale and the recapitalization as effected by the certificate of amendment, are each conditions to the consummation of the merger agreement. The consummation of the recapitalization is conditioned on the approval of the merger agreement.

Stockholders Entitled to Vote and Quorum

    The MIPS board of directors has fixed the close of business on December 26, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only holders of record on this date will be entitled to notice of, and to vote at, the annual meeting. As of the close of business on the record date, there were outstanding and entitled to vote 54,388,811 shares of common stock, constituting all of the voting stock of MIPS. As of the record date, there were 3,155 holders of record of our common stock. Each holder of record of our common stock on the record date is entitled to one vote per share, which may be cast either in person or by proxy, at the annual meeting.

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum. Shares of our common stock present in person or by proxy will be counted for the purpose of determining whether a quorum is present at the annual meeting. Shares that abstain from voting and shares held by a broker nominee in “street name” that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present in person or by proxy and entitled to vote at the annual meeting for purposes of determining whether a quorum exists.

Methods of Voting

If you are a stockholder of record of MIPS Technologies common stock as of the record date, you may submit your vote on any or all of the matters being considered at the annual meeting in person or by proxy. You may vote by proxy in any of the following ways:

Voting by Mail. You may vote by proxy by mail by completing, signing and dating the enclosed proxy card and returning it in the prepaid and addressed envelope enclosed with the proxy materials delivered by mail.  If you vote by mail, you are authorizing the individuals named on the proxy card (referred to in this proxy statement as proxies) to vote your shares at the annual meeting in the manner you indicate. We encourage you to complete, sign, date and return the proxy card even if you plan to attend the annual meeting so that your shares will be voted if you are unable to attend the annual meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all of your shares are voted.

Voting by Telephone. You may vote by proxy by telephone by dialing 1-800-690-6903 and following the instructions for telephone voting shown on your proxy card.

Voting over the Internet. You may vote by proxy over the Internet by going to the web address http://www.proxyvote.com and following the instructions for Internet voting shown on your proxy card.

If your shares are held in “street name” for your account by a broker, bank or other nominee, please refer to your proxy card or the information forwarded by your broker, bank or other nominee to see which options are available to you.

If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the annual meeting. If your shares are held in “street name” for your account by a broker, bank or other nominee, and you wish to vote at the annual meeting, you will need to bring to the annual meeting a legal proxy from your broker, bank or other nominee authorizing you to vote such shares.

Adjournments and Postponements

    Although it is not currently expected, the annual meeting may be adjourned or postponed to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes to adopt the patent sale agreement, certificate of amendment or merger agreement at the time of such adjournment or postponement. Our Amended and Restated Bylaws provide that any adjournment may be made without prior notice if announced at the meeting at which the adjournment is taken. Any signed proxies received by us prior to 9:00 a.m., Pacific Time, on the date of the annual meeting in which no voting instructions are provided on such matter will be voted “FOR” an adjournment of the annual meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes to adopt the patent sale agreement, certificate of amendment or merger agreement at the time of such adjournment. Whether or not a quorum exists, holders of a majority of our shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting may adjourn the annual meeting. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the annual meeting as adjourned or postponed. MIPS Technologies shall use commercially reasonable efforts to hold the annual meeting no later than fifteen days following the date for which the annual meeting was originally scheduled.

Vote Required

    The votes required and the method of calculation for the proposals to be considered at the annual meeting are as follows:

    Proposal No. 1 — Adoption of Patent Sale Agreement.  The approval and adoption of the patent sale agreement requires the affirmative vote of a majority of the outstanding stock entitled to vote. The approval and adoption of the patent sale agreement is a condition to the closing of the patent sale.

   Proposal No. 2 — Adoption of Certificate of Amendment.  The approval and adoption of the certificate of amendment requires the affirmative vote of a majority of the outstanding stock entitled to vote.  Proposal No. 2 cannot be approved and adopted unless Proposal No. 3 and Proposal No. 1 are approved and adopted.

    Proposal No. 3 — Adoption of Merger Agreement.  The approval and adoption of the merger agreement requires the affirmative vote of a majority of the outstanding stock entitled to vote. The approval and adoption of the merger agreement is a condition to the closing of the merger. Proposal No. 3 cannot be approved and adopted unless Proposal No. 1 and Proposal No. 2 are approved and adopted.

    Proposal No. 4 — Election of Directors.  The three Class II directors will be elected at the meeting by a plurality of the votes cast.

    Proposal No. 5 — Ratification of Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP for the current fiscal year, which ends on June 30, 2013, requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

    Proposal No. 6 — Advisory Vote on Merger-Related Executive Compensation.    Approval of a non-binding proposal regarding certain merger-related executive compensation arrangements requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

    Proposal No. 7 — Advisory Vote on Executive Compensation.   Approval of a non-binding proposal regarding executive compensation arrangements requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

    Proposal No. 8 — Approval of Authority of Adjourn the Annual Meeting.   Adjournment of the annual meeting to solicit additional proxies for the adoption of the patent sale agreement, merger agreement and certificate of amendment requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

Abstentions and Broker Non-Vote Voting

    If you return a proxy card that indicates an abstention from voting on any proposal, other than the proposal to elect three Class II directors, the shares represented will be counted as present for the purpose of determining a quorum and will have the same effect as votes “AGAINST” the proposal. In connection with the proposal to elect three Class II directors, abstentions will have no effect on the outcome of the vote.

    A broker is entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of Ernst & Young LLP as MIPS Technologies’ independent registered public accounting firm, without instructions from the beneficial holder of those shares.  On the other hand, a broker is not entitled to vote shares held for a beneficial holder on certain non-routine items, such as the election of directors and the advisory vote on executive compensation, absent instructions from the beneficial holders of such shares. Consequently, if you hold your shares in street name and you do not submit any voting instructions to your broker, your shares will constitute “broker non-votes.” Broker non-votes will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval of these matters, although they will count for purposes of determining whether a quorum exists.  However, because the approval of the merger agreement, patent sale agreement and certificate of amendment require the approval of a majority of all outstanding shares, a broker non-vote will have the same effect as a vote “AGAINST” those three proposals.

Share Ownership of MIPS’ Directors and Executive Officers

    As of December 31, 2012, the directors and executive officers of MIPS Technologies held and were entitled to vote, in the aggregate, 2,203,036 shares of our common stock, representing approximately 3.91% of the outstanding common stock. MIPS Technologies expects that its directors and executive officers will vote all of their shares of common stock “FOR” the adoption of the patent sale agreement, the merger agreement and the other proposals to be considered at the annual meeting.

Voting of Proxies

    All shares of our common stock represented at the annual meeting by properly executed proxies that have not been revoked will be voted at the annual meeting in accordance with the instructions indicated on such proxies. The persons named in the enclosed form of proxy and acting thereunder will have discretion to vote in accordance with their judgment on any other matters incident to the conduct of the annual meeting.

    Please note that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares and granting a proxy to the stockholder to vote the shares at the meeting.

Proxies without Instructions

    Proxy cards returned without instruction that have been signed by stockholders of record (other than in the case of broker non-votes) will be voted as recommended by our board of directors.

Revocation of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Corporate Secretary of MIPS, at or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Corporate Secretary of MIPS before the taking of the vote at the annual meeting, or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to MIPS Technologies, Inc., 955 East Arques Avenue, Sunnyvale, California  94085, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary of MIPS at or before the taking of the vote at the annual meeting.

Solicitation of Proxies

    MIPS will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from MIPS stockholders by directors, officers and employees of MIPS in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

    Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. Stockholders sharing an address may receive only one set of proxy materials to that address unless they have provided contrary instructions. MIPS will deliver promptly upon written or oral request a separate set of the proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. A stockholder may notify MIPS that he (she) wishes to receive a separate copy of the proxy materials, and stockholders sharing an address may request delivery of a single copy of the proxy materials by writing to the Corporate Secretary at our corporate headquarters, 955 East Arques Avenue, Sunnyvale, California  94085 or calling (408) 530-5200.

Other Matters

    MIPS Technologies is not currently aware of any other business to be acted upon at the annual meeting. If, however, other matters are properly brought before the annual meeting, or any adjourned or postponed meeting, your proxies include discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their best judgment.

Availability of Documents

    If you have questions about the patent sale, merger, certificate of amendment or any of the other proposals set forth in this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Bill Slater, Chief Financial Officer of MIPS Technologies, Inc., at 955 East Arques Avenue, Sunnyvale, California  94085 or by telephone at (408) 530-5000.

    The reports, opinions or appraisals referenced in this proxy statement will be made available for inspection and copying during ordinary business hours at our corporate offices located at 955 East Arques Avenue, Sunnyvale, California  94085 by any interested holder of our common stock.

    Other than with respect to parties participating in MIPS Technologies’ process of reviewing strategic alternatives who properly executed non-disclosure agreements pursuant to this process, to MIPS Technologies’ knowledge, no provision has been made by MIPS Technologies to grant the unaffiliated stockholders of MIPS Technologies access to the files of MIPS Technologies, Imagination Technologies or Acquisition Sub or to obtain counsel or appraisal services at the expense of any of the foregoing.

THE PARTIES TO THE PROPOSED TRANSACTIONS

MIPS Technologies, Inc.

MIPS Technologies, Inc.
955 East Arques Avenue
Sunnyvale, CA 94085
(408) 530-5000

    MIPS Technologies, Inc. (NASDAQ: MIPS) is a leading provider of industry-standard processor architectures and cores for home entertainment, networking, mobile and embedded applications. The MIPS architecture powers some of the world’s most popular electronic products. Our technology is broadly used in products such as digital televisions, set-top boxes, Blu-ray players, broadband customer premises equipment (CPE), WiFi access points and routers, networking infrastructure and portable/mobile communications and entertainment products. MIPS Technologies is headquartered in Sunnyvale, CA and employs approximately 164 people.

Bridge Crossing, LLC

Bridge Crossing, LLC
80 Lambert Lane, Suite 115
Lambertville, New Jersey 08530
(215) 968-0123

    Bridge Crossing LLC, a Delaware limited liability company, is wholly owned by a series of Allied Security Trust I, a member-based defensive patent aggregator. Allied Security Trust I currently has 26 members in the information technology, semiconductors, consumer electronics, social networking, communications (wired and wireless), medical information systems and other high tech industries, 11 of which participated in the patent sale (which 11 members we refer to as initial participants). Avaya, Hewlett-Packard, IBM, Intel, Motorola, Oracle, Philips and Research in Motion are among the members of Allied Security Trust I, but such members did not necessarily participate in the patent sale. Allied Security Trust I is based in Lambertville, New Jersey.

Imagination Technologies Group plc

Imagination Technologies Group plc
Imagination House,
Home Park Estate,
Kings Langley, Hertfordshire WD4 8LZ
+44 (0)1923 260511

    Imagination Technologies Group plc (LSE: IMG.L) is a global leader in multimedia and communication technologies and creates and licenses market-leading processor solutions for graphics, video, and display, embedded processing, multi-standard communications and connectivity, and cross-platform V.VoIP & VoLTE. These silicon and software intellectual property (IP) solutions for systems-on-chip (SoC) are complemented by an extensive portfolio of software drivers, developer tools and extensive market and technology-focused ecosystems. Imagination Technologies is headquartered in Hertfordshire in the United Kingdom and employs approximately 1,200 people.

Acquisition Sub

Imagination Acquisition Sub, Inc.
Imagination House,
Home Park Estate,
Kings Langley, Hertfordshire WD4 8LZ
+44 (0)1923 260511

    Imagination Acquisition Sub, Inc., a Delaware corporation, which we refer to as Acquisition Sub, is an indirect wholly owned subsidiary of Imagination Technologies. Acquisition Sub was formed exclusively for the purpose of effecting the merger, as described in this proxy statement.

BACKGROUND OF THE PROPOSED TRANSACTIONS

    Our board of directors and management have regularly evaluated our business and operations, our long-term strategic goals and alternatives, and our prospects as an independent company. Our board of directors and management have also regularly reviewed and assessed trends and conditions impacting MIPS Technologies and its industry, changes in the marketplace and applicable law, and MIPS Technologies’ competitive market position, growth and revenue potential. As part of its ongoing review of MIPS Technologies and its position in its industry, our board of directors has also regularly reviewed the strategic alternatives available to MIPS Technologies to enhance stockholder value, including, among other things, possible strategic combinations, acquisitions and divestitures.  Beginning in 2010, MIPS Technologies began to focus more specifically on various alternatives for monetizing the value of our patent portfolio and the strategic alternatives to MIPS Technologies to enhance stockholder value.  In September 2011, MIPS Technologies engaged Ocean Tomo to assist the Company in a detailed review and assessment of its patent assets.

    On February 8, 2011, we entered into an engagement letter with J.P. Morgan effective as of December 22, 2010, pursuant to which J.P. Morgan was engaged to provide certain financial advisory services in connection with a possible transaction with CEVA, Inc., to whom we refer to as CEVA.

    From February, 2011 until May, 2011, MIPS Technologies and J.P. Morgan engaged in preliminary discussions with CEVA and its financial advisors around a possible business combination transaction between the two companies involving the entirety of MIPS Technologies. No formal proposals were made during this period of time, however the parties discussed a possible merger of equals. The discussions ceased after both CEVA and MIPS Technologies decided that a transaction was not possible at that time due to the fluctuations in the stock market valuation for each company making it difficult to agree upon the relative valuation of the companies in a possible merger of equals.

   On November 18, 2011, we entered into an engagement letter with J.P. Morgan effective as of August 23, 2011, pursuant to which J.P. Morgan was engaged to provide certain financial advisory services in connection with our evaluation of various alternatives, including, without limitation, a sale of all or a portion of MIPS Technologies.

    On January 25, 2012, we announced publicly that we were actively assessing alternatives to unlock the value in our patent portfolio. We had received advice from Ocean Tomo that there was significant value in the patent portfolio and we were open to considering a variety of options to enhance shareholder value, including various patent monetization strategies.

    In early 2012, we received a proposal from Party A, expressing an interest in a proposed patent assignment transaction for all of our patents whereby we would receive guaranteed payments of $60 million over three years plus some portion of future net licensing revenue.

    In early 2012, we received a proposal from Party B, expressing an interest in a proposed exclusive licensing structure for approximately half of our patents whereby we would receive guaranteed payments of $20 million over one year plus some portion of future net licensing revenue.

    In January 2012, we received an unsolicited proposal from Party C, expressing an interest in a proposed sublicensing structure for all of our patents whereby we would receive guaranteed payments of at least $100 million in the aggregate over five years.  We would retain ownership of the patents and would be able to exploit, enforce (after the first year) and sell the patents, subject to Party C’s ability to sublicense the patents during the five-year term of the arrangement.

At a board meeting on February 1, 2012, J.P. Morgan presented financial information and analyses with respect to the Company and the various proposals received related to its patent portfolio as well as the potential valuation of the Company in the context of a sale.  Based upon the ongoing review of strategic alternatives including monetizing MIPS Technologies' patent portfolio, our board of directors determined to direct J.P. Morgan to contact certain parties on a confidential basis with a view to determining whether they may have an interest in acquiring MIPS Technologies as a whole.  The board determined that it would be preferable at this stage of the process to focus on the sale of the company as a whole rather than in pieces, on the basis that a single transaction for the entire company would be more manageable to structure and could potentially lead to greater shareholder value.  At this meeting, the board of directors formed the strategic advisory committee and appointed Kenneth L. Coleman (Chairman), Robert R. Herb, William M. Kelly, Fred Weber and Jeffrey S. McCreary to the committee.  The committee has the responsibility for working with and advising the board of directors on strategic projects identified from time to time by the board of directors.  The committee was formed in conjunction with a settlement agreement that the Company signed with Starboard Value LP and its related entities.

In the period from February 2012 through May 2012, in our review of the various alternatives to enhance stockholder value, J.P. Morgan contacted approximately 10 potential strategic buyers for the sale of MIPS Technologies as whole. The potential buyers included large public technology companies based in the United States and internationally who were thought to have both a strategic rationale and the financial wherewithal to complete such a transaction.  The list of potential buyers was developed jointly by our senior management team and  J.P. Morgan, and approved by our board of directors. Potential buyers who responded favorably were asked to enter into non-disclosure agreements with us. In the period from February 2012 through May 2012, one potential buyer executed a new non-disclosure agreement with us, while one was bound under an existing non-disclosure agreement.

    On February 23, 2012, our board of directors held a meeting to discuss our strategic alternatives.  Members of our senior management and representatives of J.P. Morgan attended.  At the meeting, a representative of J.P. Morgan provided an update on its contacts with potential buyers and the level of interest expressed by each potential buyer.

    On March 7, 2012, our board of directors held a meeting to discuss our strategic alternatives.  Members of our senior management and representatives of J.P. Morgan attended.  At the meeting, a representative of J.P. Morgan provided an update on its contacts with potential buyers and the level of interest expressed by each potential buyer.

    On March 19, 2012, following discussions with our management, Party D submitted a licensing proposal whereby we would grant a 10-year exclusive license under our entire patent portfolio to Party D and receive 50% of net proceeds from future royalty revenues, which include guaranteed payments of at least $100 million in the aggregate over the first five years.

    On March 28, 2012, the strategic advisory committee of our board of directors met to discuss the strategic alternatives for MIPS Technologies.  Members of our senior management attended.  Mr. Vij provided the strategic advisory committee with a status report on our process for considering strategic alternatives.  Gail Shulman, our General Counsel, led the strategic advisory committee through an overview of alternatives for realizing enhanced value from our patent portfolio.

    On April 3, 2012, following discussions with our management, Party E submitted a licensing proposal for all of our patents whereby we would receive 45% of net proceeds from future royalty revenues and guaranteed payments of at least $20 million in the aggregate over three years ($5 million of which would be an upfront payment, and the remaining $15 million of which would be credited against future royalties).

    On April 4, 2012, we received an unsolicited proposal from Bridge Crossing expressing an interest in an acquisition or license of all patents and patent applications owned by MIPS Technologies for $125 million.

    On April 17, 2012, our board of directors held a meeting to consider and discuss our strategic alternatives. Representatives of J.P. Morgan and members of our senior management were present at the meeting. Mr. Vij and J.P. Morgan gave our board of directors an update on various strategic options for MIPS Technologies and discussed recent communications with potential counterparties.

    On April 18, 2012, members of our management team held a meeting with members of a public company to whom we refer to as Party F, where our management team gave a presentation on the MIPS Technologies business to members of Party F's business development and legal teams with a view toward an acquisition of the entire company by Party F. During that meeting, our management team had a due diligence session with Party F focused on our business and patents and intellectual property portfolio.

    In April 2012, our senior management worked with J.P. Morgan to contact the same 10 parties who had previously been approached by J.P. Morgan to follow-up on their potential interest in an acquisition of the Company as a whole.

    On April 12, 2012, Bloomberg reported that the Company had hired a financial advisor to pursue a potential sale. Shares of MIPS Technologies traded up 26% and closed at $6.58 that day.

    On April 27, 2012, our board of directors held a meeting. Representatives of Skadden Arps and J.P. Morgan and members of our senior management attended the meeting.  At the meeting, representatives of J.P. Morgan provided an update on its contacts with potential buyers and the level of interest expressed by each potential buyer.  Representatives of J.P. Morgan reported to our board of directors on interactions with a public company to whom we refer to as Party G, and representatives of Skadden discussed potential regulatory considerations associated with a potential acquisition by Party G.

    On May 3, 2012, our board of directors met to discuss strategic alternatives.  Representatives of J.P. Morgan, Skadden Arps and members of our senior management were present at the meeting.  A representative of J.P. Morgan made a presentation to our board of directors regarding the status of discussions with several potential counterparties and the status of their interest in a transaction with MIPS Technologies.   During the meeting, Mr. Vij was contacted by a representative of Party F and was informed that Party F was not interested in a potential acquisition of MIPS Technologies at this time.  Representatives of J.P. Morgan led our board of directors through a discussion on the next steps of the strategic review process, including a timeline for the process.  Representatives of J.P. Morgan and Skadden Arps discussed the regulatory (including antitrust) considerations related to a potential transaction with Party G and how that might affect the Company's ability to consummate a transaction with Party G. Representatives of Skadden Arps reviewed with the directors their fiduciary duties.  The board determined that in light of the reduced prospects for a sale of the company as a whole, and in part due to the feedback received to date from potential counterparties, it would be appropriate to broaden the process to include parties who might be interested in acquiring less than the entire company.

    On May 7, 2012, J.P. Morgan contacted representatives of Imagination Technologies to inquire as to their level of interest in an acquisition of the Company.

    On May 14, 2012, representatives of Imagination Technologies indicated to J.P. Morgan that they would be interested in an acquisition of the core business but not the entire patent portfolio.

    During May 2012, presentations were given by our management team to potential strategic partners.  Representatives of Party G met with J.P. Morgan on May 15, 2012, and with management on May 16, 2012.

    On May 21, 2012, our board of directors held a meeting to consider and discuss our strategic alternatives. Representatives of J.P. Morgan, Skadden Arps and members of our senior management were present at the meeting. J.P. Morgan updated our board of directors on the process, the status of discussions with potential buyers and the strategic alternatives for MIPS Technologies, including a potential staged transaction in which our patent portfolio, referred to as PatentCo, would be sold separately from our operating business, referred to as LicenseCo.  J.P. Morgan noted that there was interest from potential counterparties in acquiring or licensing PatentCo, and similarly there was interest from potential counterparties in exploring an acquisition of LicenseCo.

    On May 22, 2012, Mr. Vij received a call from the CEO of Party G notifying him that Party G was no longer interested in acquiring 100% of the common stock of MIPS Technologies.

    On May 24, 2012, J.P. Morgan received a proposal from Bridge Crossing expressing an interest in an acquisition or license of all patents and patent applications owned by MIPS Technologies for $251 million.

    On May 25, 2012, our board of directors held a meeting.  Representatives of J.P. Morgan, Skadden Arps and members of our senior management were present at the meeting.  J.P. Morgan updated our board of directors on its discussions with potential partners, noting that Party F verbally expressed interest in possibly purchasing selected patent families from MIPS Technologies.  Mr. Vij noted to our board of directors that Imagination Technologies expressed interest in buying LicenseCo. A representative of J.P. Morgan then summarized the financial terms of the Bridge Crossing proposal for our board of directors and explained that Party G was a member of this consortium of companies interested in an acquisition or license to all of the MIPS Technologies patents and patent applications. At all times after Party G declined to move forward with a proposal, the negotiations with respect to a potential patent sale were led by Bridge Crossing although Party G was and remained an equity participant in Bridge Crossing. J.P. Morgan then led a discussion of the potential staged transaction of selling PatentCo and simultaneously selling LicenseCo to a separate buyer.  Our board discussed the opportunities and challenges that would be posed by the continuation of MIPS Technologies as an independent company assuming that a PatentCo transaction was completed but a LicenseCo transaction was not completed.  Representatives of J.P. Morgan made a preliminary presentation concerning the valuation of MIPS Technologies, including related to its financial plan to monetize its patent portfolio.  After a lengthy discussion, our board of directors directed management and J.P. Morgan to expand the strategic review process to include potentially selling PatentCo and LicenseCo separately, while at the same time continuing to review alternatives for a sale of the entire company. Representatives of Skadden Arps reviewed with the directors their fiduciary duties.

    In the period from May 2012 through August 2012, J.P. Morgan contacted 23 potential buyers for the sale of PatentCo and 23 potential buyers for the sale of LicenseCo. The potential buyers for PatentCo included large public technology companies and non-practicing patent monetization entities, including Bridge Crossing.  The potential buyers for LicenseCo included 11 financial buyers and 12 technology companies based in the United States and internationally, including Imagination Technologies and CEVA. Potential buyers who responded favorably were asked to enter into non-disclosure agreements with us. In the period from May 2012 through August 2012, eight potential buyers (three strategic buyers and one financial buyer for LicenseCo and two strategic buyers and two patent monetization entities for PatentCo), in addition to the two who had previously done so, executed non-disclosure agreements with us.   Each non-disclosure agreement draft contained a standstill provision (a “standstill”) preventing, for a period of twelve months, the potential bidder from taking action to seek control of MIPS Technologies including by making a proposal to acquire MIPS Technologies.  Each non-disclosure agreement draft also contained a provision making clear that MIPS Technologies reserved the right, in its sole discretion, to conduct any process it deemed appropriate with respect to any proposed transaction involving MIPS Technologies.  The provisions combined were designed to provide our board of directors with control over the process of soliciting acquisition proposals for the Company and to maximize the value of such proposals in such process.   In addition, each draft non-disclosure agreement contained a provision stating that a potential bidder was not permitted to ask for a waiver of the standstill (a “no-ask, no-waiver” provision).  This provision was intended to prevent a situation where a potential bidder might avoid complying with the processes determined by our board of directors by seeking a waiver and forcing a premature public disclosure of the Company's strategic review process.   Some potential bidders negotiated the elimination of the standstill provisions entirely while other potential bidders negotiated modifications to the standstill provisions.  Ultimately, leaving Imagination Technologies and CEVA aside, only two potential bidders—Party L and another party who declined to continue with the process--agreed to standstills with no-ask, no-waiver provisions.  Thus, following the execution of the merger agreement with Imagination, these two parties would have been contractually prohibited from requesting a waiver from the standstill in order to present an offer to acquire MIPS Technologies that might constitute a superior proposal under the merger agreement. However, MIPS Technologies was never under any obligation to Imagination Technologies or any third party to enforce any aspect of the standstill provisions with these two or any other party, and our board of directors was at all times in control of whether or not it would enforce such provisions. On January 3, 2013, MIPS Technologies provided notice to Party L and the other party subject to a no-ask, no-waiver provision waiving the no-ask, no-waiver provisions to the extent necessary to make a “Competing Proposal” to the Company as defined in the merger agreement.

    On June 1, 2012, J.P. Morgan contacted representatives of CEVA to inquire as to their level of interest in an acquisition of LicenseCo.

    On June 7, 2012, our board of directors held a meeting. Representatives of Skadden Arps and J.P. Morgan and members of our senior management attended the meeting. Our management team reviewed an independent analysis that it had received from Ocean Tomo on the value of our patents relative to a potential patent license with Broadcom Corporation.  Our board determined that it would be appropriate to pursue the Broadcom discussions on a separate track from the rest of the process, on the basis that a nonexclusive license with Broadcom could both be financially attractive in its own right and could validate a higher value for an ultimate PatentCo transaction.

    During June and July of 2012, members of our management and representatives of J.P. Morgan also participated in telephonic and in-person due diligence sessions with participating parties and responded to numerous questions and various requests for additional information from each of these parties. From June 2012 through August 2012, we granted access to potential buyers to the virtual data room that we had created in connection with the process.  Throughout the process to the execution of the patent sale agreement and the merger agreement, the virtual data room was updated with new information, including, without limitation, specific information requested by Bridge Crossing, Imagination Technologies and CEVA, as well as other potential buyers who had executed non-disclosure agreements with us.

    On June 18, 2012, our board of directors held a meeting. Representatives of Skadden Arps, J.P. Morgan and Ocean Tomo and members of our senior management attended the meeting.  Our board of directors approved the engagement of Ocean Tomo as intellectual property advisors in connection with its review of potential PatentCo alternatives.  Representatives of J.P. Morgan updated our board of directors regarding its contacts with potential buyers.  Later that day, at the direction of our board of directors, J.P. Morgan sent letters to prospective PatentCo buyers and LicenseCo buyers, requesting that each such participating party submit a preliminary non-binding indication of interest by June 29, 2012, together with a mark-up of the form of term sheet that J.P. Morgan would send to the parties on June 20, 2012.

    On June 29, 2012, we entered into a license agreement with Broadcom Corporation, to whom we refer to as Broadcom, pursuant to which we granted Broadcom a non-exclusive license to our patents as of June 29, 2012, for $26.5 million in cash and other consideration.

    On July 2, 2012, our board of directors held a meeting to discuss the preliminary non-binding indications of interest received.  Representatives of Skadden Arps, J.P. Morgan and Ocean Tomo and members of our senior management attended the meeting. Representatives of J.P. Morgan reviewed the financial terms of each of the non-binding preliminary indications of interest received from potential counterparties on June 29th, including with respect to a LicenseCo transaction:

•	a proposal from CEVA with a purchase price range between $60 million and $90 million (noting that CEVA had reservations about the intellectual property rights granted to the eventual PatentCo buyer.)

•	a proposal from Party I with a purchase price range between $90 million and $100 million (noting that Party I had not performed as much diligence as CEVA)

    J.P. Morgan reported to our board of directors that Imagination Technologies was not in a position to provide MIPS Technologies with a proposal but that they were still very interested in a transaction.  A representative from J.P. Morgan noted that with respect to a PatentCo transaction, it received:

•	two alternative proposals from Bridge Crossing, an acquisition of PatentCo for $260 million or an exclusive license to the patent assets in PatentCo for $210 million

•
a proposal from Party F to acquire substantially all of the patent assets of MIPS Technologies for $75 million, or, alternatively, to acquire a subset of the patent assets at a higher valuation per patent

•	a proposal from Party J to acquire all of the patent assets of MIPS Technologies for $20 million

•	a proposal from Party K for $12 million for 55 of the granted patents and 7 of the patent applications included in PatentCo

    A representative from Skadden Arps discussed the tax consequences of a bifurcated transaction.  Our board of directors discussed various strategic implications of a bifurcated transaction, including the total value per share implied by the various proposals, the importance of certainty of closing for both the LicenseCo and PatentCo transaction and the negotiating leverage of the Company.

    On July 10, 2012, we engaged in conversations with a private equity buyer who was potentially interested in an acquisition of the Company at a market premium to the current market value of the Company.  As conversations progressed between July 10, 2012 and July 20, 2012, this interest became limited to funding of an enforcement group focused on acquisition and subsequent monetization of PatentCo.  However, on July 20, 2012, without engaging in due diligence, the private equity buyer determined that it was no longer interested in pursuing the opportunity at this time.

    On July 17, 2012, J.P. Morgan sent final round process letters to Bridge Crossing for the PatentCo transaction and to Imagination Technologies, CEVA and Party I for the LicenseCo transaction, requesting that each submit a best and final offer by August 7, 2012.

    On or around July 13th, 2012 through July 17th, 2012, J.P. Morgan worked with Bridge Crossing to identify a means of structuring the transaction as an asset sale of LicenseCo followed by sale of the stock of MIPS Technologies to Bridge Crossing in order to provide for a more tax efficient transaction that would result in less corporate income tax for us than would be incurred in an asset sale of PatentCo, and thereby increase the amount of after-tax proceeds available for distribution to our shareholders.  Because PatentCo’s fair market value is substantially larger than LicenseCo’s fair market value, J.P. Morgan tried to structure the transaction so that MIPS Technologies would only realize taxable gain on LicenseCo.  However, Bridge Crossing was not able to structure the transaction in this manner because its charter documents did not allow for the acquisition of the company as a whole.  Given Bridge Crossing's inability to structure the transaction in a tax efficient manner, we indicated to Bridge Crossing that it would need to increase its bid in order to provide our stockholders with an attractive offer on an after-tax basis.

     On July 20, 2012, a representative of a U.S. public company to whom we refer to as Party L contacted J.P. Morgan about re-engaging in the LicenseCo process. Party L had recent management changes around the time J.P. Morgan initially contacted them in early June about the LicenseCo process and decided to withdraw from the process shortly thereafter.

    On July 30, 2012, our board of directors held a meeting.  Representatives of J.P. Morgan, Skadden and Ocean Tomo and members of our senior management attended the meeting.  Representatives of J.P. Morgan provided an update of the process with respect to potential buyers.  Our board of directors discussed the difficulty of reaching a tax efficient structure, as discussed above, with Bridge Crossing and that Bridge Crossing would have to significantly increase its offer price if MIPS Technologies must sell PatentCo in a taxable transaction.  Mr. Vij led a discussion about the reactions of other industry participants to the announcement of the license agreement with Broadcom and how we might leverage that to support the strategic process by highlighting the potential value of PatentCo and our ability to monetize PatentCo.  Our board of directors decided to extend the deadline for final bids from potential buyers to August 15, 2012.  William Slater, our chief financial officer, made a presentation to our board of directors providing a review and analysis of various strategic options.  Mr. Slater led a discussion of our board of directors on the financial and non-financial issues and considerations associated with each option.

    On July 31, 2012, Party I informed J.P. Morgan that they would not continue with the process as they could not support their initial view on the value of LicenseCo set forth in its preliminary indication of interest.

    On August 6, 2012, a form of draft patent sale agreement and related license agreements were distributed to Bridge Crossing, with a request to return a mark-up of the agreements along with its final bid on August 15, 2012.  On that same day, a form of merger agreement was distributed to Imagination Technologies, CEVA and Party L, with a request that such parties return a mark-up of the agreement along with their final bids on August 15, 2012.

    On August 7, 2012, Bridge Crossing submitted a final proposal letter including a revised purchase price of $350 million in cash for the purchase of  PatentCo.  Bridge Crossing also included a mark-up of the draft patent sale agreement with its letter.  On that same day, Party D submitted a revised licensing proposal for substantially all of our patent portfolio whereby Party D and MIPS Technologies would form a licensing partnership for nine months, during which Party D would receive a fee of 15-35% of licensing revenues, plus reimbursement of any third party expenses.  After the nine-month licensing period, Party D would have an option to acquire the stock of MIPS Technologies, which would include the patent portfolio but not any cash or the operating business, for $100 to $130 million.

    On August 9, 2012, our board of directors met to consider and discuss the proposals received and to discuss our strategic alternatives. Representatives of Skadden Arps, J.P. Morgan and Ocean Tomo and members of our senior management attended the meeting. At this meeting, representatives of J.P. Morgan updated our board of directors on the strategic review process and reviewed with our board of directors the parameters and status of the respective proposals received.  A representative of J.P. Morgan reported to our board of directors that Bridge Crossing provided a revised indication of interest of $350 million for an outright purchase of PatentCo and sublicensable rights to patents retained by LicenseCo, however Bridge Crossing desired to move quickly in a manner that did not allow for a simultaneous LicenseCo transaction.   A representative of Skadden Arps led a discussion about the timeline for a transaction with Bridge Crossing, taking into account the necessary stockholder approval, as well as some of the terms of Bridge Crossing's proposal around Bridge Crossing's financing arrangements, certainty of closing and the ability to respond to competing proposals.  In addition, Skadden Arps led a discussion with respect to the licensing rights associated with Bridge Crossing's proposal, and the alternatives for our operating business in the event that a LicenseCo transaction could not be completed simultaneously with a PatentCo transaction.  In addition, J.P. Morgan noted that with respect to a LicenseCo transaction each of Imagination Technologies, CEVA and Party L expressed interest in exploring a transaction with MIPS Technologies, although final proposals had not yet been received.   A representative of Skadden Arps made a presentation to our board of directors on the expected timing for the strategic review process.  Skadden Arps explained the fiduciary duties of our board of directors as they relate to the current phase of the process.  At this meeting, our board of directors determined that the structure and nature of Party D's proposal was unattractive and determined not to go forward with Party D's proposal.

    On August 21, 2012, our board of directors held a meeting. Representatives of J.P. Morgan, Ocean Tomo and Skadden Arps and members of our senior management attended the meeting. At the meeting, representatives of J.P. Morgan provided an update on the process and reviewed the financial terms of each of the proposals. J.P. Morgan reported that with respect to a LicenseCo transaction:

•
CEVA submitted a key issues list on August 17, 2012, which included issues related to the allocation of intellectual property and intellectual property rights and indicated it would likely decrease its preliminary purchase price range of $60 million to $90 million

•
Party L submitted a proposal on August 15, 2012 to acquire certain retained patents and enter into related license agreements in exchange for a series of cash payments that J.P. Morgan estimated to have a net present value of $45 million over a period of five years

•	Imagination Technologies submitted a proposal on August 15, 2012 with a purchase price of $72 million

    A representative of Skadden Arps reviewed the key terms of the proposals from CEVA and Imagination Technologies, including that Imagination Technologies' proposal required a distribution of all cash held by us to our stockholders, net of an amount necessary to pay taxes, prior to the acquisition.  In addition, a representative of Skadden Arps reviewed the key terms of the proposal from Bridge Crossing, including Bridge Crossing's request for a 3-week exclusivity period.

    On August 23, 2012, at the instruction of our board of directors, J.P. Morgan contacted representatives of CEVA  and indicated that MIPS Technologies had received several proposals for LicenseCo and that CEVA’s proposal was the only one that was submitted after the requested time and without a specific value.  J.P. Morgan also communicated that MIPS Technologies anticipated entering exclusivity with one party within the next 7 to 10 days.

    On August 31, 2012, our board of directors held a meeting to discuss the PatentCo proposal received from Bridge Crossing and the LicenseCo proposals received from Imagination Technologies and CEVA.  Representatives of Skadden Arps, J.P. Morgan and Ocean Tomo and members of our senior management attended this meeting. A representative of Skadden Arps described the elements of a draft exclusivity letter and non-binding term sheet with Bridge Crossing, including, that Bridge Crossing had stated that its proposal would expire at the end of the day due to the expiration of the binding capital commitment from a member of the consortium.  Management led a discussion of the state of the LicenseCo proposals, including, without limitation, issues relating to the number of patents that would be retained by us following a PatentCo transaction and the terms of the license agreement to the patents we retain.  Our board of directors considered, among other things, the potential incompatibilities between the LicenseCo and the Bridge Crossing proposals with respect to the intellectual property proposed to be purchased by the respective parties, the tax implications of the contemplated transactions, the anticipated date of execution of definitive transaction documents and various milestones to completion.  Following a detailed discussion, our board of directors authorized our management to enter into an exclusivity arrangement with Bridge Crossing with respect to a sale of PatentCo.

    Following that meeting, on August 31, 2012, we entered into an agreement with Bridge Crossing with respect to its August 8, 2012 proposal granting exclusivity until September 30, 2012.

    On September 7, 2012, our board of directors held a meeting to discuss LicenseCo proposals received from Imagination Technologies and CEVA.  Representatives of Skadden Arps, J.P. Morgan and Ocean Tomo and members of our senior management attended this meeting. Mr. Vij updated our board of directors on the discussions with Imagination Technologies and CEVA.  Mr. Vij noted that our management team made significant progress with Imagination Technologies during meetings in the United Kingdom between the two management teams.  A representative of Skadden Arps described the elements of a draft exclusivity letter and non-binding term sheet with Imagination Technologies, including, that Imagination Technologies agreed to an exclusivity period that would expire on September 30, 2012, and that we had a carve-out from the exclusivity period to negotiate non-exclusive licenses on terms similar to the recent license agreement with Broadcom.  A representative of Skadden Arps reviewed the terms of CEVA's proposed term sheet for an acquisition of LicenseCo, including that CEVA had decreased its offer from a range of $60 million to $90 million to $50 million, inclusive of all employee severance, accruals payable and change in control payments.  The board of directors considered, among other things, that the deductions in the CEVA term sheet make the price offered by CEVA substantially less than the $50 million headline valuation and less than the $72 million offer from Imagination Technologies. Following a detailed discussion, our board of directors authorized our management to enter into an exclusivity arrangement with Imagination Technologies with respect to a sale of LicenseCo.

    Following that meeting, on September 7, 2012, we entered into an agreement with Imagination Technologies with respect to its August 31, 2012 proposal granting exclusivity until September 30, 2012.

    On September 9, 2012, Skadden Arps distributed to Fenwick & West LLP, Bridge Crossing’s outside legal counsel, a revised draft patent sale agreement.  On September 14, 2012, Skadden Arps distributed to DLA Piper LLP, Imagination Technologies' outside legal counsel, a revised draft merger agreement.

    During the period from September 9, 2012 through November 2, 2012, we exchanged drafts and mark-ups of the patent sale agreement for the purchase of PatentCo and the related license agreements with the Bridge Crossing, and engaged in telephonic and in-person negotiations with Bridge Crossing regarding the patent sale agreement and related license agreements. During this period, we also exchanged drafts and mark-ups of the draft merger agreement with Imagination Technologies and engaged in telephonic and in-person negotiations with Imagination Technologies regarding the draft merger agreement with respect to the sale of LicenseCo. Bridge Crossing, Imagination Technologies and each of their legal and financial advisors also continued their respective due diligence investigations.

    On September 30, 2012, our board of directors held a meeting. Representatives of J.P. Morgan, Ocean Tomo and Skadden Arps and members of our senior management attended the meeting.  Members of our management team discussed the status of negotiations with Bridge Crossing and Imagination Technologies, including that significant issues remained open with respect to the license to Bridge Crossing under the retained patent license agreement.  Representatives of Skadden Arps and J.P. Morgan led a discussion of tactical alternatives to make progress with Bridge Crossing on the retained patent license.  After a discussion, our board of directors authorized management to extend the exclusivity period with Imagination Technologies for a period of 10 days and, in the event progress was made with Bridge Crossing and as management deemed appropriate, to extend the exclusivity period with Bridge Crossing for 10 days.

    On September 30, 2012, acting pursuant to the authority provided by our board of directors, the Company entered into an extension of Imagination Technologies’ exclusivity period until October 10, 2012.  Our management team decided to let Bridge Crossing's exclusivity period lapse and it was never extended.

    On October 10, 2012, our board of directors held a meeting and discussed the status of negotiations and discussions with Bridge Crossing and Imagination Technologies. Representatives of J.P. Morgan, Ocean Tomo and Skadden Arps and members of our senior management attended the meeting.  Mr. Vij also led a discussion on the status of the exclusivity agreements with Imagination Technologies and Bridge Crossing. On October 11, 2012, acting pursuant to the authority provided by our board of directors, the Company entered into an extension of the Imagination Technologies’ exclusivity period for an additional 10 days.

    On October 19, 2012, our board of directors held a meeting to discuss the status of the process. Representatives of J.P. Morgan, Ocean Tomo and Skadden Arps and members of our senior management attended the meeting. Members of our management team updated our board of directors on the status of negotiations with Bridge Crossing and Imagination Technologies.  Our board of directors was informed that management communicated to Bridge Crossing and Imagination Technologies that MIPS Technologies was interested in announcing the LicenseCo transaction and PatentCo transaction simultaneously and that time was of the essence.  A representative of Skadden Arps reviewed the fiduciary duties of our board of directors as they relate to the current phase of the process. Our board of directors authorized our management to extend the exclusivity periods for Bridge Crossing and Imagination Technologies, as management deemed appropriate in each case, for a period of 10 days.

    On October 20, 2012, acting pursuant to the authority provided by our board of directors, the Company entered into an extension of the Imagination Technologies’ exclusivity period for an additional 10 days.

    On October 22, 2012 and October 23, 2012, members of our senior management participated in extensive in-person negotiations, with representatives of Skadden Arps participating by phone, with members of Imagination Technologies and representatives of DLA Piper regarding issues raised in the draft merger agreement mark-ups and the PatentCo license agreements. Among the principal issues discussed were the scope of the licenses granted in the PatentCo transaction and the conditions to closing in the merger agreement.

    On October 30, 2012, our board of directors held a meeting to discuss progress in the negotiations with Imagination Technologies and Bridge Crossing. Representatives of J.P. Morgan, Ocean Tomo and Skadden Arps and members of our senior management attended the meeting.  Management updated our board of directors on the progress made with respect to finalizing the PatentCo transaction with Bridge Crossing, and noted that Bridge Crossing had repeatedly stressed it was at its time limit for holding its consortium together and that certain binding commitments would expire in early November.  Management also reported to our board of directors that, following discussions with individual directors and the management team, MIPS Technologies had requested that Bridge Crossing increase its proposal to $385 million from $350 million in exchange for signing the PatentCo transaction ahead of the LicenseCo transaction.  Bridge Crossing declined our proposal.  Mr. Vij updated our board of directors on the revised proposal from Imagination Technologies that provided for a purchase price of $43 million, which was a reduction from the proposed purchase price of $72 million. Mr. Vij reported that following a series of negotiations with Imagination Technologies where Mr. Vij communicated to Imagination Technologies that in light of its revised proposal, MIPS Technologies was prepared to enter into the PatentCo transaction and continue to run the company on a standalone basis, Imagination Technologies increased the revised proposal to $60 million.  A representative of J.P. Morgan summarized the principal financial terms of the revised proposal from Imagination Technologies. Our board of directors discussed the complexities of the respective negotiations and of the relationship between the proposed transactions. Following the discussion, our board of directors authorized MIPS Technologies’ management to extend the period of exclusivity with Imagination to November 4, 2012.

    On the morning of November 4, 2012, our board of directors held a meeting, which members of our senior management and representatives of J.P. Morgan, Ocean Tomo and Skadden Arps attended. Prior to this meeting, the members of our board of directors were provided with summaries of the current terms of the drafts of the patent sale agreement, the license agreements and the merger agreement, along with  materials related to the proposed merger and the proposed patent sale. At the meeting:

•	representatives of Skadden Arps reviewed with the board of directors its fiduciary duties in considering the proposed transactions;

•
our board of directors considered the positive and negative factors and risks in connection with the proposed transactions, as discussed in the sections entitled, “The Merger – Reasons for the Merger and Recommendation of Our Board of Directors” and “The Patent Sale – Reasons for the Patent Sale and Recommendation of Our Board of Directors”  below;

•
a representative of Ocean Tomo made a financial presentation and rendered to our board of directors its oral opinion, subsequently confirmed in writing, that as of November 4, 2012, and based upon and subject to the various factors, assumptions, qualifications and limitations set forth in the written opinion, the consideration of $350 million  to be received by MIPS Technologies pursuant to the proposed patent sale agreement was fair, from a financial point of view, to MIPS Technologies, as discussed in “The Patent Sale – Opinion of Our Financial Advisor on the Patent Sale.” Such opinion is attached hereto as Annex B; and

•
a representative of J.P. Morgan made a financial presentation and rendered to our board of directors its oral opinion, subsequently confirmed in writing, that as of November 4, 2012, and based upon and subject to the various factors, assumptions, qualifications and limitations set forth in the written opinion, the $7.31 per share to be received by holders of shares of MIPS Technologies common stock, after giving effect to the patent sale and recapitalization, pursuant to the proposed merger agreement was fair, from a financial point of view, to such holders as discussed in “The Merger – Opinion of Our Financial Advisor on the Merger.”  Such opinion is attached hereto as Annex F.

    Following a lengthy and detailed discussion and following careful consideration of the proposed patent sale agreement and the proposed merger agreement and the transactions contemplated by those agreements, our board of directors unanimously (1) approved and declared expedient and advisable the patent sale agreement, the patent sale and the other transactions contemplated by the patent sale agreement, (2) declared that the terms of the patent sale agreement and the transaction contemplated by the patent sale agreement, including the patent sale and the license agreements, on the terms and subject to the conditions set forth therein, are in the best interests of MIPS Technologies and its stockholders, (3) approved and declared advisable the certificate of amendment and the recapitalization and the other transactions contemplated by the certificate of amendment, (4) declared that the terms of the certificate of amendment and the transactions contemplated by the certificate of amendment, including the recapitalization, on the terms and subject to the conditions set forth therein, are in the best interests of the stockholders of MIPS Technologies, (5) approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and (6) declared that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions set forth therein, are in the best interests of the stockholders of MIPS Technologies. Our board of directors unanimously resolved to recommend that MIPS Technologies’ stockholders (a) approve and adopt the patent sale agreement and the transactions contemplated thereby, including the patent sale, (b) approve and adopt the certificate of amendment and the transactions contemplated thereby, including the recapitalization and (c) approve and adopt the merger agreement and the transactions contemplated thereby, including the merger. Our board of directors authorized the appropriate officers of MIPS Technologies to finalize and execute the patent sale agreement, merger agreement and related documentation.

    During the course of the day of November 5, 2012, we and representatives of Skadden Arps, Fenwick & West, and Bridge Crossing finalized and executed the patent sale agreement and the related escrow agreement, and we and representatives of Skadden Arps, DLA Piper and Imagination Technologies finalized and executed the merger agreement.

    On the late evening of November 5, 2012, we issued a press release announcing the execution of the patent sale agreement and the execution of the merger agreement.

    Subsequently, on November 19, 2012, CEVA sent MIPS Technologies a written unsolicited non-binding proposal to acquire all the outstanding shares of MIPS Technologies, following the patent sale and recapitalization, for $75 million in cash, which we refer to as the November 19th CEVA proposal.  The November 19th CEVA proposal was subject to the approval of CEVA's board of directors and confirmatory due diligence. As required under the merger agreement, MIPS Technologies promptly provided Imagination Technologies with a copy of the unsolicited November 19th CEVA proposal, and, since MIPS was prohibited under the merger agreement from responding to an unsolicited proposal, we did not respond to CEVA at this time.

    On November 20, 2012,  our board of directors held a meeting to discuss the November 19th CEVA proposal. Representatives of J.P. Morgan and Skadden Arps and members of our senior management attended the meeting.  Representatives of Skadden Arps reviewed with the board its fiduciary duties in the context of the November 19th CEVA proposal. J.P. Morgan reviewed a preliminary financial analysis of a potential CEVA transaction at the price proposed by CEVA  in light of MIPS Technologies’ pending merger with Imagination Technologies.  After discussion, our board of directors determined in good faith, after consultation with its financial and legal advisors, that the November 19th CEVA proposal could reasonably be expected to lead to~~,~~ a superior proposal, that failure to take such action would likely be inconsistent with the directors’ fiduciary duties under Delaware law, and that it was in the best interest of MIPS Technologies and its stockholders for MIPS Technologies to enter into exploratory discussions with CEVA. Accordingly, our board of directors authorized management to enter into a confidentiality agreement with CEVA on terms substantially the same as the confidentiality agreement with Imagination Technologies. As required under the merger agreement, MIPS Technologies promptly notified Imagination Technologies that its board of directors had determined in good faith that the November 19th CEVA proposal could reasonably be expected to lead to a superior proposal, that failure to take such action would likely be inconsistent with the directors’ fiduciary duties under Delaware law and that it intended to engage in discussions with CEVA with respect to the November 19th CEVA proposal.  Later that day, MIPS Technologies entered into an amended and restated confidentiality agreement with CEVA on terms substantially the same as the confidentiality agreement with Imagination Technologies.

    Beginning later in the day on November 20, 2012 and until December 6, 2012, representatives of J.P. Morgan and Skadden Arps held discussions with representatives of William Blair & Company, which we refer to as William Blair, CEVA’s financial advisor, and Morrison & Foerster LLP, which we refer to as Morrison, CEVA’s outside legal counsel, to discuss the November 19th CEVA proposal, and the proposed definitive agreements related to this proposal.

    On December 4, 2012, CEVA delivered a letter to MIPS Technologies confirming that it completed its confirmatory due diligence and had received unanimous approval of the November 19th CEVA proposal from its board of directors.

    On December 5, 2012, the board of directors held a meeting to discuss, consider and obtain advice regarding the November 19th CEVA proposal. Representatives of J.P. Morgan and Skadden Arps and members of our senior management attended the meeting. During this meeting, representatives of J.P. Morgan and Skadden Arps described their discussions with William Blair and Morrison, the terms of the merger agreement addressing unsolicited acquisition proposals and MIPS’ contractual rights and fiduciary duties to respond to the November 19th CEVA proposal. The board of directors discussed the open issues on the November 19th CEVA proposal, including whether CEVA would pay the termination fee owed to Imagination Technologies if we terminated the merger agreement. After further review and discussion, the board of directors determined (after consultation with J.P. Morgan and Skadden Arps) (i) that upon the receipt from CEVA of a binding offer capable of acceptance, the November 19th CEVA proposal would constitute a superior proposal and (ii) to form a committee of the board of directors and appointed Kenneth L. Coleman (Chairman) and William M. Kelly to the committee, which we refer to as the CEVA transaction committee, to formally authorize the determination of a superior proposal and provide notification to Imagination Technologies that, subject to the terms of the merger agreement, MIPS Technologies intended to change its recommendation to its stockholders or to terminate the merger agreement.

    On December 6, 2012, CEVA delivered to MIPS Technologies definitive agreements executed by CEVA and Cedar Acquisition Sub, Inc., reflecting the November 19th CEVA proposal. The merger agreement, which we refer to as the CEVA merger agreement, was substantially the same as the merger agreement MIPS Technologies entered into with Imagination Technologies, except that (i) the aggregate merger consideration had been increased to $75 million, (ii) CEVA would pay the termination fee under the merger agreement to Imagination Technologies on MIPS' behalf, and (iii) it did not contain closing conditions that required CFIUS approval or a certificate from MIPS Technologies that we are not a United States real property holding corporation.

    On December 7, 2012, the CEVA transaction committee held a meeting to discuss and consider the CEVA merger agreement. Representatives of J.P. Morgan and Skadden Arps and members of our senior management attended the meeting.  After the committee confirmed that the executed CEVA merger agreement was a binding offer capable of acceptance, the CEVA transaction committee determined (i) that the November 19th CEVA proposal constituted a superior proposal and (ii) to notify Imagination Technologies that, subject to the terms of the merger agreement (including the 3 business day matching period contemplated thereby), MIPS Technologies intended to change its recommendation to our stockholders or to terminate the merger agreement in order to enter into the CEVA merger agreement.

    Following the meeting of the CEVA transaction committee, representatives of Skadden delivered a "notice of superior proposal" (as that term is defined in the merger agreement) to Imagination Technologies and DLA Piper and representatives of J.P. Morgan notified Jefferies & Company, which we refer to as Jefferies, of the determinations made by MIPS’ board of directors. In response to this notification, representatives of Jefferies informed J.P. Morgan that Imagination Technologies would be submitting  a proposal to (i) increase the aggregate merger consideration in the merger agreement to $80 million, (ii) remove the closing conditions that required CFIUS approval and a certificate from MIPS Technologies that MIPS has not been a United States real property holding corporation and (iii) increase the fractional share due to each MIPS stockholder for each share of MIPS common stock pursuant to the recapitalization from 0.1479 to 0.1887 of a validly issued, fully paid and non-assessable share of common stock. DLA Piper subsequently delivered Imagination Technologies' proposal in writing on December 8, 2012, together with a draft amendment to the merger agreement reflecting Imagination Technologies’ proposal, which we refer to as the first amendment to the merger agreement.

    On the morning of December 9, 2012, the board of directors held a meeting to discuss, consider and obtain advice regarding Imagination Technologies’ proposal. Representatives of J.P. Morgan and Skadden Arps also participated in this meeting. After review and discussion, the board of directors (i) determined that it was in the best interests of MIPS Technologies and its stockholders, and declared it advisable, to enter into the first amendment to the merger agreement, and (ii) approved the execution and delivery of the first amendment to the merger agreement.

    After this board  meeting was adjourned, MIPS Technologies and Imagination Technologies executed and delivered the first amendment to the merger agreement on December 9, 2012. Later that evening, MIPS Technologies issued a press release announcing the first amendment to the merger agreement.

    On December 10, 2012, after the U.S. stock markets closed, CEVA delivered to MIPS Technologies a revised unsolicited proposal, which we refer to as the December 10th CEVA proposal, to acquire MIPS Technologies which increased the aggregate merger consideration to $90 million and obligated CEVA to pay the termination fee to Imagination Technologies for termination of the merger agreement.  CEVA issued a press release announcing such revised proposal the following day.  The December 10th CEVA proposal indicated that it had been approved by the board of directors of CEVA.  As required under the merger agreement, MIPS Technologies promptly provided Imagination Technologies with a copy of the unsolicited December 10th CEVA proposal, and, since MIPS was prohibited under the merger agreement from responding to an unsolicited proposal, we did not respond to CEVA at this time.

    On December 11, 2012,  our board of directors held a meeting to discuss the December 10th CEVA proposal. Representatives of J.P. Morgan and Skadden Arps and members of our senior management attended the meeting.  Representatives of Skadden Arps reviewed with the board its fiduciary duties in the context of the December 10th CEVA proposal.  After discussion, our board of directors determined in good faith, after consultation with its financial and legal advisors, that the December 10th CEVA proposal could reasonably be expected to lead to a superior proposal, that failure to take such action would likely be inconsistent with the directors’ fiduciary duties under Delaware law, and that it was in the best interest of MIPS Technologies and its stockholders for MIPS Technologies to enter into exploratory discussions with CEVA. As required under the merger agreement, MIPS Technologies promptly notified Imagination Technologies that its board of directors had determined in good faith that the December 10th CEVA proposal could reasonably be expected to lead to a superior proposal, that failure to take such action would likely be inconsistent with the directors’ fiduciary duties under Delaware law and that it intended to engage in discussions with CEVA with respect to the December 10th CEVA proposal.

    On December 12, 2012, CEVA delivered to MIPS Technologies definitive agreements executed by CEVA and Cedar Acquisition Sub, Inc., reflecting the December 10th CEVA proposal. The enclosed merger agreement, which we refer to as the December 12th CEVA merger agreement, was substantially the same as the merger agreement MIPS Technologies entered into with Imagination Technologies, as amended by the first amendment to the merger agreement, except that the aggregate merger consideration had been increased to $90 million and CEVA would pay the termination fee under the merger agreement to Imagination Technologies on MIPS' behalf.

    Later that day, the board of directors held a meeting to discuss, consider and obtain advice regarding the December 12th CEVA merger agreement. Representatives of J.P. Morgan and Skadden Arps and members of our senior management attended the meeting. During this meeting, representatives of J.P. Morgan and Skadden Arps described their discussions with William Blair and Morrison, the terms of the merger agreement addressing unsolicited acquisition proposals and MIPS’ contractual rights and fiduciary duties to respond to the December 12th CEVA merger agreement.  After further review and discussion, the board of directors determined (after consultation with J.P. Morgan and Skadden Arps) (i) that the December 12th CEVA merger agreement constituted a superior proposal and (ii) to notify Imagination Technologies that, subject to the terms of the merger agreement (including the 2 business day matching period contemplated thereby), MIPS Technologies intended change its recommendation to our stockholders or to terminate the merger agreement in order to enter into the December 12th CEVA merger agreement.

    Following the meeting of our board of directors, representatives of Skadden delivered a "notice of superior proposal" to Imagination Technologies and DLA Piper and representatives of J.P. Morgan notified Jefferies of the determinations made by MIPS’ board of directors.

    On December 14, 2012, in response to this notification, DLA Piper delivered a proposal in writing to (i) increase the aggregate merger consideration in the merger agreement to $100 million and (ii) increase the fractional share due to each MIPS stockholder for each share of MIPS common stock pursuant to the recapitalization from 0.1887 to 0.226276 of a validly issued, fully paid and non-assessable share of common stock, together with an executed amendment number two to the merger agreement reflecting Imagination Technologies’ proposal, which we refer to as the second amendment to the merger agreement.

    On the morning of December 16, 2012, the board of directors held a meeting to discuss, consider and obtain advice regarding the second amendment to the merger agreement. Representatives of J.P. Morgan and Skadden Arps also participated in this meeting. After review and discussion, the board of directors (i) determined that it was in the best interests of MIPS Technologies and its stockholders, and declared it advisable, to enter into the second amendment to the merger agreement, and (ii) approved the execution and delivery of the second amendment to the merger agreement.

    After this board  meeting was adjourned, MIPS Technologies and Imagination Technologies executed and delivered the second amendment to the merger agreement on December 16, 2012. Later that evening, MIPS Technologies issued a press release announcing the second amendment to the merger agreement.

    On the morning of December 17, 2012, CEVA announced that it would not submit any further proposal to acquire MIPS Technologies.

PROPOSAL NO. 1—THE PATENT SALE

The Proposal to Approve the Patent Sale Agreement

    On November 5, 2012, MIPS Technologies and Bridge Crossing entered into the patent sale agreement. MIPS Technologies’ board of directors has unanimously determined that it is expedient, advisable and in the best interests of MIPS Technologies and its stockholders, approved and adopted the terms of the patent sale agreement, authorized the execution, delivery and performance by MIPS Technologies of its obligations under the patent sale agreement and the consummation of the transactions contemplated thereby, including the sale of the patents and the license agreements to be executed in connection therewith, and recommended and declared it advisable that the stockholders approve and adopt the patent sale agreement.

    MIPS Technologies stockholders will be asked to consider and vote on a proposal at the annual meeting to adopt the patent sale agreement pursuant to the requirements of Delaware law.

Vote Required for Approval of the Patent Sale Agreement

    Adoption of the patent sale agreement requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote as of the record date. For the proposal to adopt the patent sale agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the annual meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote against the proposal to adopt the patent sale agreement.

    For the reasons described below, our board of directors recommends that you vote “FOR” the adoption of the Patent Sale Agreement.

Reasons for the Patent Sale; Recommendation of Our Board of Directors

    After careful consideration, our board of directors unanimously (i) determined that it is expedient, advisable and in the best interests of MIPS Technologies and its stockholders for MIPS Technologies to enter into the patent sale agreement, (ii) approved and adopted the terms of the patent sale agreement, (iii) authorized the execution, delivery and performance by MIPS Technologies of its obligations under the patent sale agreement and the consummation of the transactions contemplated thereby, including the sale of the patents and the license agreements to be executed in connection therewith, and (iv) recommended and declared it advisable that the stockholders approve and adopt the patent sale agreement, and directed that such matter be submitted for consideration of the stockholders of MIPS Technologies at the annual meeting. Our board of directors unanimously recommends that MIPS Technologies’ stockholders vote “FOR” the adoption of the patent sale agreement and “FOR” the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.

    In reaching its recommendation, our board of directors consulted with MIPS Technologies’ management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and the potential benefits and detriments of the patent sale, which are described in greater detail herein. Among other factors, our board of directors believed that the following factors supported its decision to approve the proposed patent sale:

•	The comparability of the patent sale to MIPS Technologies’ other alternatives.

•	The opinion of Ocean Tomo LLC, which we refer to as Ocean Tomo.

•	The terms of the patent sale agreement.

•	The terms of the license agreements.

•
The Opportunities and Challenges Facing MIPS Technologies.  Our board of directors considered the opportunities and challenges facing us, as well as the uncertainties surrounding our ability to successfully execute our business plan. Specifically, our board of directors considered the opportunities and challenges relating to, among other things, our recent history of operating losses, the uncertainty of successfully licensing our technology to additional customers and the uncertainty of securing license agreements providing for significant license fees and on-going royalties, the risk that companies that use processor architectures and cores may adopt strategies of internal development rather than licensing third party technology platforms such as ours, and the overall competitive landscape of the processor architecture space. Our board of directors considered the significant risks that we would be unable to secure licensing arrangements with enough customers to generate sufficient revenues to achieve profitability. In addition, our board of directors also considered the diminished pipeline for potential licensing transactions in the near future; the increasing proliferation of technologies licensed by our competitors that may be used as an alternative to our technology, thereby eroding our market share; risks associated with other patent monetization strategies; the value to expeditiously monetizing the patent portfolio in a single transaction as compared to a multiyear process of pursuing individual licenses, the likely decline of the value of the portfolio over time as patents expire; and the risk of meeting market expectations regarding the pace of signing new licensing agreements for our technology.

•
Comparability to Other Alternatives.   Our board of directors considered MIPS Technologies’ business, product and technology pipelines, financial condition and results of operations, both on a historical and prospective basis. Our board of directors also considered that a significant portion of MIPS Technologies’ value is represented by its product and technology pipeline, which by its nature is subject to risk and uncertainty, and that the patent sale consideration to be paid by Bridge Crossing takes into account the value of this product and technology pipeline and provides liquidity to MIPS Technologies’ stockholders on an immediate basis. Our board of directors also considered that there are, in general, business, financial, market and execution risks associated with remaining independent and successfully implementing MIPS Technologies’ stand-alone business plan, as well as macroeconomic factors, rapidly changing technologies, evolving industry standards and increased competition.  Our board of directors also considered certain strategic alternatives to the patent sale, including the sale or disposition of other assets of MIPS Technologies. In connection therewith, among other things, our board of directors also considered:

•
the fact that MIPS Technologies had conducted an extensive and thorough strategic alternative review process in 2012, during which, among other things: contacts were made to approximately 20 potential strategic partners; diligence was conducted by six potential strategic partners; initial indications of interest were submitted by six potential strategic partners; four formal bids were submitted; and of all of the parties who had submitted indications of interest, Bridge Crossing’s proposal was the highest and was materially higher than the other bids;

•	based on the results of the 2012 process, our board of directors’ belief that it was unlikely that any other strategic partners would be willing to pay more than $350,000,000 in cash; and

•	a business model for the Company to monetize the patent portfolio itself.

•
Financial Advisor Opinion.  Our board of directors considered the financial presentation of Ocean Tomo, and its oral opinion delivered to our board of directors (which opinion was subsequently confirmed in writing) to the effect that, as of November 4, 2012 and based upon and subject to the various assumptions, considerations, qualifications and limitations set forth in the opinion, the purchase price to be received by MIPS Technologies pursuant to the patent sale agreement was fair from a financial point of view to MIPS Technologies, as more fully described under “The Patent Sale—Opinion of Our Financial Advisor on the Patent Sale” beginning on page 61 of this proxy statement. The opinion of Ocean Tomo is addressed to, and for the use and benefit of, our board of directors of MIPS Technologies in connection with and for purposes of its evaluation of the patent sale and does not constitute a recommendation as to how any holder of MIPS Technologies common stock should vote with respect to the patent sale. The full text of Ocean Tomo’s written opinion, dated November 4, 2012, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion is attached as Annex B to this proxy statement and is incorporated herein by reference.

•	Terms of the Patent Sale Agreement. Our board of directors considered the terms and conditions of the patent sale agreement, including:

•	the number and nature of the conditions to Bridge Crossing’s obligation to consummate the patent sale;

•
MIPS Technologies’ ability under the patent sale agreement to furnish information to and conduct negotiations with a third party in certain circumstances, as more fully described under “The Patent Sale Agreement — No Solicitation of Other Offers” beginning on page 76 of this proxy statement;

•
our board of directors’ ability to modify and change its recommendation to stockholders in response to a superior proposal from a third party or in response to an intervening event, if after consultation with its legal advisors the board determines in good faith that, the failure to take such action would be inconsistent with its fiduciary duties to MIPS Technologies’ stockholders;

•
that MIPS Technologies can terminate the patent sale agreement if, concurrently with such termination, MIPS Technologies enters into a definitive agreement providing for the implementation of a superior proposal under certain conditions and upon payment to Bridge Crossing of a $10,000,000 termination fee;

•	that Bridge Crossing has agreed to use its reasonable best efforts to cause the patent sale to be consummated; and

•	the fact that all such terms and conditions were the product of extensive arm’s-length negotiations between MIPS Technologies and Bridge Crossing.

•
Termination Fee.  Our board of directors considered the termination fees ($30,000,000 in the case of a wrongful termination payment and $10,000,000 in other circumstances to accept a superior proposal) , including the views of MIPS Technologies’ financial and legal advisors as to the customary nature of the existence and size of termination fees in transactions similar to the patent sale. Our board of directors concluded that a termination fee of this size for the transactions contemplated by the patent sale agreement should not unduly deter a third party from making, or inhibit our board of directors in evaluating, negotiating, and, if appropriate, terminating the patent sale agreement to enter into a transaction that is, a superior proposal.

•
Likelihood of Consummation.  Our board of directors considered the likelihood that the patent sale will be completed, including Bridge Crossing’s agreement to use its reasonable best efforts to complete the patent sale. Our board of directors also considered the fact that Bridge Crossing did not require stockholder approval for the transaction.

•
Financing Related to the Patent Sale.  Our board of directors considered the fact that  Bridge Crossing represented in the patent sale agreement that it has, and as of the closing will have, sufficient immediately available funds to pay when due the aggregate patent sale consideration and to pay when due all of its fees and expenses related to the transactions contemplated by the patent sale agreement, and that it has deposited an amount equal to $350,000,000 with an escrow agent.

•
Stockholder Vote.  Our board of directors considered the fact that the consummation of the proposed patent sale would require the affirmative vote of the holders of a majority of the outstanding shares of MIPS Technologies’ common stock entitled to vote. Our board of directors noted that shares owned by members of management represented a relatively small percentage of the outstanding shares and that, accordingly, the patent sale agreement would, in effect, need to be approved by a majority of the shares held by MIPS Technologies’ other stockholders.

    Our board of directors also considered potential risks or negative factors relating to the patent sale, including the following:

•
the fact that the completion of the patent sale will preclude MIPS Technologies’ stockholders from having the opportunity to participate in the future appreciation of the value of its capital stock derived from ownership of certain of MIPS Technologies’ patents;

•
the fact that the completion of the patent sale will preclude MIPS Technologies from engaging in license agreements, like the license agreement entered into with Broadcom Corporation, for the patent portfolio we previously owned;

•	the fact that, although the patent sale agreement contains a “fiduciary out,” it does not contain a “go shop” provision;

•
the fact that the patent sale agreement contains certain provisions, including the termination fees, restrictions on providing information to and negotiating with a third party that makes an unsolicited acquisition proposal, and the required vote provisions obligating MIPS Technologies to convene the annual meeting for the purpose of obtaining stockholder approval of the proposal to adopt the patent sale agreement, even if our board of directors changes its recommendation regarding the patent sale and the patent sale agreement (unless MIPS Technologies terminates the patent sale agreement, enters into a definitive agreement relating to a superior proposal and pays the applicable termination fee), that may inhibit other potential patent buyers from submitting potentially superior proposals to acquire MIPS Technologies’ patents;

•	the fact that not all conditions to the closing of the patent sale are within MIPS Technologies’ control;

•
the fact that MIPS Technologies has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed transaction, regardless of whether the patent sale is consummated;

•
the fact that the operations of MIPS Technologies will be restricted by interim operating covenants under the patent sale agreement during the period between the signing of the patent sale agreement and the completion of the patent sale, which could effectively prohibit MIPS Technologies from undertaking material strategic initiatives or other material transactions without Bridge Crossing’s consent, to the detriment of MIPS Technologies and its stockholders; and

•
the patent sale will be a taxable sale by MIPS Technologies of corporate assets for U.S. federal income tax purposes, and MIPS Technologies anticipates that it will recognize substantial gain as a result of the patent sale.  Such gain will generate U.S. federal income tax liability to MIPS Technologies that will reduce the amount of cash available for exchange to stockholders in the recapitalization.  Further, the merger and the recapitalization are intended to be an integrated taxable transaction for U.S. federal income tax purposes, in which case our stockholders will generally be required to pay U.S. federal income tax on any gains they realize as a result of the receipt of cash in exchange for shares of our common stock pursuant to the recapitalization and the merger.

    Our board of directors concluded that the potentially negative factors associated with the proposed patent sale were outweighed by the opportunity for MIPS Technologies’ stockholders to realize a premium on the value of their common stock, unlock the value of the patents through a bifurcated transaction, and monetize their investment in MIPS Technologies for the purchase price. Our board of directors believed that the proposed patent sale represents the highest price reasonably available to the stockholders in connection with the monetization of our patent portfolio  and eliminates the unavoidable risks and uncertainty affecting the future prospects of MIPS Technologies on a stand-alone basis. Accordingly, our board of directors concluded that it was in the best interests of MIPS Technologies and its stockholders, and declared it expedient and advisable, for MIPS Technologies to enter into the patent sale agreement, and approved the execution, delivery and performance by MIPS Technologies of its obligations under the patent sale agreement and the consummation of the transactions contemplated thereby, including the patent sale.  William Kelly, a director of MIPS Technologies, is a partner in the law firm of Davis Polk & Wardwell LLP.  Davis Polk & Wardwell LLP is outside counsel to ARM Holdings plc, a member of AST and an equity participant in Bridge Crossing.  Our board of directors was aware of and considered these relationships during the course of its evaluation of the proposed patent sale.

    The foregoing discussion summarizes the material information and factors considered by our board of directors in its consideration of the proposed patent sale. Our board of directors collectively reached the unanimous decision to approve the patent sale agreement and related transactions in light of the factors described above and other factors that each member of our board of directors felt were appropriate. In view of the variety of factors and the quality and amount of information considered, our board of directors did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Individual members of our board of directors may have given different weight to different factors.

Our board of directors unanimously recommends that you vote “FOR” the adoption of the Patent Sale Agreement.

Opinion of Our Financial Advisor on the Patent Sale

    On June 18, 2012, MIPS Technologies retained Ocean Tomo as its intellectual property advisor for the purpose of advising MIPS Technologies in connection with a potential patent sale transaction and to evaluate whether the consideration in the proposed patent sale was fair, from a financial point of view, to MIPS Technologies. We selected Ocean Tomo to act as our financial advisor based on its qualifications, expertise, reputation and knowledge of MIPS Technologies’ business and the industry in which we operate. Ocean Tomo has provided its written consent to the reproduction of the Ocean Tomo opinion in this proxy statement. At the meeting of the MIPS Technologies board of directors on November 4, 2012, Ocean Tomo rendered its oral opinion, which was subsequently confirmed in writing, that, as of November 4, 2012 and based upon and subject to the various factors, assumptions, qualifications and limitations set forth in the written opinion, the $350 million in cash consideration to be paid to MIPS Technologies in the patent sale was fair, from a financial point of view, to MIPS Technologies.

    The full text of the written opinion of Ocean Tomo dated November 4, 2012, which sets forth, among other things, the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of Ocean Tomo’s opinion set forth in this document is qualified in its entirety by reference to the full text of the opinion. Stockholders should read this opinion carefully and in its entirety. Ocean Tomo’s opinion is directed to the MIPS Technologies board of directors, addresses only the fairness from a financial point of view, to MIPS Technologies, of the $350 million in cash consideration to be paid to MIPS Technologies as consideration for the proposed patent sale, and does not address any other aspect of the patent sale or any other transactions, including those covered by the merger agreement (including the fairness of any such transactions). Ocean Tomo provided its advisory services and opinion for the information and assistance of the MIPS Technologies board of directors in connection with its consideration of the proposed patent sale. The opinion of Ocean Tomo does not constitute a recommendation as to how any stockholder should vote with respect to the proposed patent sale or any other matter.

    In arriving at its opinion, Ocean Tomo reviewed, among other things: (i) a draft of the patent sale agreement, dated November 2, 2012, as well as related license agreements; (ii) the Annual Report on Form 10-K of MIPS Technologies for the year ended June 30, 2012 and the Annual Reports on Form 10-K for each of the three years preceding and the year ending June 30, 2011; (iii) interim reports to stockholders and Quarterly Reports on Form 10-Q of MIPS Technologies; (iv) certain publicly available research analyst reports for MIPS Technologies; (v) transcripts of MIPS Technologies quarterly earnings calls held within the twelve months preceding November 4, 2012; (vi) the information contained in the electronic data room organized and maintained by MIPS Technologies in connection with the patent sale; and (vii) a list of the patents to be sold by MIPS Technologies to Bridge Crossing in the patent sale. Ocean Tomo also reviewed potential income streams for the patents under a licensing scenario and data specific to the patent assets. Additionally, Ocean Tomo discussed past and current operations and financial conditions and prospects of MIPS Technologies with senior executives of MIPS Technologies. Ocean Tomo also reviewed historical market prices and trading activity for MIPS Technologies’ common stock and compared the financial performance of MIPS Technologies and the prices and trading activity of MIPS Technologies’ common stock with that of certain other selected publicly traded companies and their securities. In addition, Ocean Tomo performed such other analyses, reviewed such information and considered such other factors as Ocean Tomo deemed appropriate.

    In arriving at its opinion, Ocean Tomo assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Ocean Tomo by MIPS Technologies. With respect to the potential income streams for the patents under a licensing scenario, Ocean Tomo was advised by the management of MIPS Technologies that it believes those potential income streams reasonably reflect the potential income streams of the patents under a licensing scenario. Ocean Tomo assumed that the final executed patent sale agreement would not differ in any respect material to the Ocean Tomo opinion from the draft patent sale agreement dated November 2, 2012 that it reviewed and that the patent sale would be consummated in accordance with the terms set forth in the draft agreement, without any modification or delay material to the Ocean Tomo opinion. In addition, Ocean Tomo assumed that, in connection with the receipt of all the necessary approvals of the patent sale agreement, no delays, limitations, conditions or restrictions would be imposed that could have an adverse effect on the expected benefits of the patent sale in any way meaningful to Ocean Tomo’s analysis. Ocean Tomo did not make a formal independent evaluation or appraisal of the patent assets, nor was it furnished with any such evaluation or appraisal. Ocean Tomo did perform prior intellectual property strategic advisory services for MIPS Technologies that included an analysis of the patent assets, the compensation for which was non-contingent.

    In addition, Ocean Tomo has relied, without independent verification, upon the assessment of management of MIPS Technologies as to the existing and future technology and products of MIPS Technologies and the risks associated with such technology and products. Ocean Tomo did not express any opinion as to the impact of the patent sale on the solvency or viability of MIPS Technologies or the ability of MIPS Technologies to pay its obligations when they come due.

    The Ocean Tomo opinion does not address the merits of MIPS Technologies’ underlying business decision to effect the patent sale, or the relative merits of the patent sale as compared to any alternative business strategies or alternatives that may be available to MIPS Technologies. The Ocean Tomo opinion is limited to and addresses only the fairness, from a financial point of view, as of November 4, 2012, of the $350 million in cash consideration to be paid to MIPS Technologies pursuant to the patent sale agreement. Ocean Tomo was not been asked to, and has not, expressed any view on, and the Ocean Tomo opinion does not address, any other term or aspect of the patent sale agreement or the transaction contemplated thereby, including, without limitation, the structure or form of the transaction or the fairness of the transaction to, or any consideration to be received in connection therewith by, or the impact of the transaction on, the holders of any class of securities, creditors, or other constituencies of MIPS Technologies or any party; nor as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors, or employees of MIPS Technologies or any party, or class of such persons in connection with the transaction, whether relative to the consideration for the patent sale to be paid to MIPS Technologies pursuant to the patent sale agreement or otherwise. The Ocean Tomo opinion is necessarily based on financial, economic, monetary, market and other circumstances as in effect on, and the information made available to Ocean Tomo as of, the date the opinion was delivered, and Ocean Tomo has not assumed any obligation or responsibility to update, revise or reaffirm the Ocean Tomo opinion based on circumstances, developments or events occurring after the date the opinion was delivered. The Ocean Tomo opinion does not constitute a recommendation to any stockholder of MIPS Technologies as to how such stockholder should vote or act with respect to the transaction or any other matter.

    The following is a brief summary of the material analyses performed by Ocean Tomo in connection with its opinion dated November 4, 2012. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Ocean Tomo opinion. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Ocean Tomo, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses that Ocean Tomo conducted.

Selected Transactions Analysis. Ocean Tomo compared the $350 million in cash consideration to be paid to MIPS Technologies pursuant to the patent sale agreement, on a per-patent basis, to the per-patent consideration paid in the publicly disclosed transactions summarized below:

Implied Price per Patent (000's)

MIPS Patent Portfolio Implied Valuation Based on Comparable Transactions

Date	Acquired By	Acquired From	Price (000’s)	Number of Patents	Cost per Patent (000’s)	Implied Value of MIPS Portfolio Based on Comps
Jan-10	Intellectual Ventures*	Avistar	$11,000	42	$262	$129,905
Apr-10	HP	Palm	$1,200,000	1,650	$727	$360,727
Nov-10	CPTN Holdings	Novell	$450,000	882	$510	$253,061
Jun-11	Wi-Lan	Glenayre	$8,000	60	$133	$66,133
July-11	HTC	S3 Graphics	$300,000	235	$1,277	$633,191
Jul-11	Rockstar Bidco	Nortel	$4,500,000	6,000	$750	$372,000
Aug-11	Google	Motorola Mobility	$9,200,000	24,500	$376	$186,253
Jan-12	Acacia Research*	Adaptix	$150,000	230	$652	$323,478
Apr-12	Microsoft	AOL	$1,060,000	925	$1,146	$568,389
Apr-12	Facebook	Microsoft/AOL	$550,000	650	$846	$419,692
Jun-12	Interdigital	Intel	$375,000	1,700	$221	$109,412
N/A	RPX*	Various Patents	$200,000	1,300	$154	$76,308
*NPE transactions highlighted				Average Implied Value		$291,546

Note: The Facebook acquisition of Friendster patents and applications was for a very small sum ($40MM), and is widely considered to have been a defensive maneuver to prevent an NPE from acquiring the assets and proceeding against Facebook, potentially interfering with Facebook’s IPO plans.  Given the small absolute dollar value and the nature of the transaction, Ocean Tomo does not consider it a relevant comparable for the purpose of this analysis.

NPE Transactions Only

Date	Acquired By	Acquired From	Price (000’s)	Number of Patents	Cost per Patent (000’s)	Implied Value of MIPS Portfolio Based on Comps
Jan-10	Intellectual Ventures	Avistar	$11,000	42	$262	$129,905
Jan-12	Acacia Research	Adaptix	$150,000	230	$652	$323,478
Jun-12	RPX	Various Patents	$200,000	1,300	$154	$76,308
				Average Implied Value		$176,564

Note:  Implied values assume 57 Co-Owned Patents are assigned to Bridge Crossing LLC.

    Based upon the transaction data above and the draft of the patent sale agreement, dated November 2, 2012, reviewed by Ocean Tomo in arriving at its opinion, Ocean Tomo determined that the per-patent selected transaction prices ranged from $133,000 to $1.28 million and that the value of the patents to be transferred under the patent sale agreement implied by the selected transactions ranged from $66.1 million to $633.2 million.

    No transaction included in the selected transactions analysis is identical to the transaction contemplated by the patent sale agreement. In particular, Ocean Tomo advised the MIPS Technologies board of directors that the HP-Palm transaction, the HTC-S3 Graphics transaction, the Rockstar Bidco-Nortel transaction, the Acacia Research-Adaptix transaction, the Microsoft-AOL transaction and the Facebook-Microsoft/AOL transaction are not comparable to the transaction contemplated by the patent sale agreement. The summarized publicly-disclosed transactions were selected, among other reasons, because they represent assignments of large portfolios of patents for which the consideration paid was publicly disclosed. Some of the selected transactions entailed going concern enterprises or other subject matter apart from intellectual property.  Ocean Tomo made judgments and assumptions with regard to the comparability, or lack thereof, of each of the selected transactions to the transaction contemplated by the patent sale agreement. Mathematical analysis, such as determining the arithmetic mean, or the high or low, is not in itself a meaningful method of using the selected transaction data.  In addition, Ocean Tomo advised the MIPS Technologies board of directors that it believed it was appropriate to give more limited weight to the selected transaction analysis because Ocean Tomo believed that the selected transactions analysis does not merit strong consideration in patent sales as a result of the difficulty in comparing differing patent portfolios in contrast to other analyses, such as the discounted cash flow analysis, which, in reliance on management representations, Ocean Tomo considered a more meaningful indicator of value.

 Discounted Cash Flow Analysis. Ocean Tomo performed a discounted cash flow (“DCF”) analysis of the potential income streams for the patents under a licensing scenario for November of 2012 through December of 2024, the average expiration date of the patent assets. Ocean Tomo was advised by the management of MIPS Technologies that it believes those potential income streams reasonably reflect the potential income streams of the patents under a licensing scenario. These potential income values were discounted to present values as of November 2, 2012 using a discount rate of 25%.  Ocean Tomo adopted a discount rate of 25% to reflect what is considered to be the middle of the “low risk” band of discount rates commonly associated with intellectual property.  Common characteristics of markets considered to be “low risk” include using well-understood technology into a presently served and identified customer segment, with evidence of demand for such features. In determining the discount rate to select, Ocean Tomo relied upon information provided by management of MIPS Technologies regarding these characteristics, without independent verification.  In discounting cash flows, Ocean Tomo utilized the projected free cash flows from the patent portfolio, net of estimated licensing and enforcement expenses, and after taxes. This analysis implied a range of present values of the patent assets of approximately $239.9 million to $307.9 million.

Miscellaneous. In connection with the review of the patent sale by the MIPS Technologies board of directors, Ocean Tomo performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not susceptible to a fully reliable partial analysis or summary description. In arriving at its opinion, Ocean Tomo considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Ocean Tomo believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion. In addition, Ocean Tomo may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of values resulting from any particular analysis described above should not be taken to be the view held by Ocean Tomo of the actual value of the patent assets. In performing its analyses, Ocean Tomo made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of MIPS Technologies. Any estimates contained in the analyses performed by Ocean Tomo are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

    Ocean Tomo conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the $350 million in cash consideration to be received by MIPS Technologies pursuant to the patent sale agreement, and in connection with the delivery of its opinion to the MIPS Technologies board of directors. These analyses do not purport to be appraisals or to reflect the prices at which the patent assets might actually transact. The Ocean Tomo opinion and its presentation to the MIPS Technologies board of directors was one of many factors considered by the MIPS Technologies board of directors in deciding to approve the patent sale agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the MIPS Technologies board of directors with respect to the consideration to be received by MIPS Technologies pursuant to the patent sale or of whether the MIPS Technologies board of directors would have been willing to agree to a different consideration. The consideration was determined through arm’s-length negotiations between MIPS Technologies and Bridge Crossing and was approved by the MIPS Technologies board of directors. Ocean Tomo provided advice to MIPS Technologies during these negotiations. Ocean Tomo did not, however, recommend any specific consideration to MIPS Technologies or that any specific consideration constituted the only appropriate consideration for the patent sale.

    Ocean Tomo provides investment banking and other services to a wide range of corporations and individuals, domestically and offshore, from which conflicting interests or duties may arise. During the two-year period prior to the date of the Ocean Tomo opinion, neither Ocean Tomo nor any of its affiliates has provided investment banking services to MIPS Technologies or Bridge Crossing for which Ocean Tomo or any of its affiliates received, or may receive, compensation. However, Ocean Tomo or its affiliates may in the future provide investment banking and other financial services to MIPS Technologies, Bridge Crossing or any of their respective affiliates for which it would expect to receive compensation. Under the terms of its engagement letter, Ocean Tomo provided MIPS Technologies with financial advisory services in connection with the proposed patent sale for which it will be paid a total of approximately $2.5 million on a contingent fee basis if the patent sale is consummated. MIPS Technologies has also agreed to reimburse Ocean Tomo for its expenses incurred in performing its services. In addition, MIPS Technologies has agreed to indemnify Ocean Tomo and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling Ocean Tomo or any of its affiliates against certain liabilities and expenses related to or arising out of MIPS Technologies’ engagement of Ocean Tomo.

Certain Unaudited Financial Projections

    Ocean Tomo performed a discounted cash flow analysis of the potential income streams for the patents under a licensing scenario for November of 2012 through December of 2024, the average expiration date of the patent assets. Ocean Tomo was advised by the management of MIPS Technologies that it believes those potential income streams reasonably reflect the potential income streams of the patents under a licensing scenario.  The financial projections comprised three cases, Case 1, Case 2, and Case 3.  The three cases vary solely based upon variance in the underlying assumptions as to the pace of the adoption of various of MIPS’ patented technologies by providers of electronic components and devices.  Case 1 incorporates the least aggressive set of assumptions as to future technology adoption, Case 3 incorporates the most aggressive set of assumptions as to future technology adoption, and Case 2 presents an intermediate scenario.

    MIPS Technologies does not, as a matter of course, publicly disclose projections of future revenues, earnings, after-tax cash flows or other financial performance of the type disclosed below.  MIPS Technologies has included in this proxy statement Case 1, Case 2 and Case 3 only because the management of MIPS Technologies advised Ocean Tomo that it believes such projections and forecasts reasonably reflect the potential income streams of the patents under a licensing scenario.  Case 1, Case 2 and Case 3 were not reviewed by any party other than Ocean Tomo and nor were they reviewed by our board of directors.

    These financial projections and forecasts were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, the IFRS or U.S. GAAP.  Ernst & Young LLP, MIPS Technologies’ independent registered public accounting firm, has not examined or compiled or performed any procedures on any of the financial projections, expressed any conclusion or provided any form of assurance with respect to the financial projections and, accordingly, assumes no responsibility for them.  The report of Ernst & Young LLP, included elsewhere or incorporated by reference in this proxy statement, relates to the historical financial information of MIPS Technologies.  It does not extend to the financial projections and should not be read to do so.  The inclusion of this information in this proxy statement should not be regarded as an indication that MIPS Technologies or any recipient of this information considered, now considers or will consider this information to be necessarily predictive of future results.  MIPS Technologies does not intend to update or otherwise revise the financial projections to correct any errors existing in such projections when made, to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the financial projections are shown to be in error.

    Although presented with numerical specificity, the financial projections and forecasts included in this proxy statement are based on numerous estimates and assumptions that are subject to factors, such as future adoption of MIPS’ patented technologies, competition from substitute technologies, future performance of participants in various markets for electronic components and devices, general business, economic, market and financial conditions and the other factors listed in this proxy statement under the section entitled “Cautionary Note Regarding Forward-Looking Statements,” which are difficult to predict and most of which are beyond the control of MIPS Technologies.  These or other factors may cause the financial projections or the underlying assumptions and estimates to be inaccurate.  Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year.  The financial projections also do not take into account any circumstances or events occurring after the date they were prepared.  The inclusion of the financial projections and forecasts in this proxy statement shall not be deemed an admission or representation by MIPS Technologies that such information is material.  The inclusion of the projections should not be regarded as an indication that MIPS Technologies considered or now considers them to be a reliable prediction of future results and you should not rely on them as such.  Accordingly, there can be no assurance that the financial projections will be realized, and actual results may vary materially from those reflected in the projections.  You should read the section entitled “Cautionary Note Regarding Forward-Looking Statements” for additional information regarding the risks inherent in forward-looking information such as the financial projections.

    Certain of the financial projections set forth herein may be considered non-U.S. GAAP financial measures.  MIPS Technologies believes this information could be useful in evaluating, on a prospective basis, its potential income stream of the patents in a licensing scenario.  Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures as used by MIPS Technologies may not be comparable to similarly titled amounts used by other companies.

    The below dollar amounts are in millions of U.S. dollars, rounded to the nearest one million dollars.

    Case 1
	2013E	2014E	2015E	2016E	2017E	2018E
Revenue	$85	$108	$126	$141	$151	$161
EBITDA	$64	$81	$94	$105	$113	$121
Free Cash Flow	$41	$52	$61	$69	$74	$79

	2019E	2020E	2021E	2022E	2023E	2024E
Revenue	$167	$173	$180	$188	$193	$202
EBITDA	$126	$130	$135	$141	$145	$152
Free Cash Flow	$82	$84	$88	$92	$94	$99

    Case 2
	2013E	2014E	2015E	2016E	2017E	2018E
Revenue	$113	$138	$153	$161	$167	$174
EBITDA	$85	$103	$115	$121	$126	$131
Free Cash Flow	$55	$67	$75	$79	$82	$85

	2019E	2020E	2021E	2022E	2023E	2024E
Revenue	$181	$187	$194	$203	$195	$205
EBITDA	$136	$140	$146	$152	$147	$154
Free Cash Flow	$88	$91	$95	$99	$95	$100

    Case 3
	2013E	2014E	2015E	2016E	2017E	2018E
Revenue	$134	$155	$165	$172	$178	$185
EBITDA	$100	$116	$124	$129	$134	$139
Free Cash Flow	$65	$75	$81	$84	$87	$90

	2019E	2020E	2021E	2022E	2023E	2024E
Revenue	$192	$198	$206	$216	$200	$210
EBITDA	$144	$149	$155	$162	$150	$157
Free Cash Flow	$94	$97	$101	$105	$97	$102

Financing Related to the Patent Sale

    Bridge Crossing has represented in the patent sale agreement that it has, and as of the closing will have, sufficient immediately available funds to pay when due the aggregate patent sale consideration and to pay when due all of its fees and expenses related to the transactions contemplated by the patent sale agreement, and that it has deposited an amount equal to $350,000,000 with an escrow agent.

Impact on the Balance Sheet of the Patent Sale

    If the Company completes the patent sale but does not complete the proposed merger, the impact of the patent sale on our balance sheet would be an increase to the Company’s cash balance of $350 million and an increase to the Company’s current accrued liabilities of approximately $10.7 million as a result of transaction fees owed to advisers on the patent sale. In addition, the Company would incur a tax liability related to the patent sale. At statutory federal and state tax rates, the tax liability would be approximately 40% prior to usage of any of the Company’s tax attributes and tax credits.  MIPS Technologies estimates that the patent sale will generate a tax liability of approximately $96.0 million (net of estimated losses and estimated tax attributes).

THE PATENT SALE AGREEMENT

    The summary of the material terms of the patent sale agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the patent sale agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the patent sale agreement that is important to you. We encourage you to read the patent sale agreement carefully and in its entirety.

    The patent sale agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about MIPS Technologies or Bridge Crossing. Such information can be found elsewhere in this proxy statement and in the other public filings MIPS Technologies makes with the SEC, which are available without charge at www.sec.gov. The representations, warranties and covenants contained in the patent sale agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the patent sale agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the patent sale agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the patent sale agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Bridge Crossing, MIPS Technologies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the patent sale agreement, and subsequent developments or new information qualifying a representation or warranty have been included in or incorporated by reference into this proxy statement.

    For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of MIPS Technologies, Bridge Crossing or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this proxy statement or incorporated by reference into this proxy statement.

The Parties to the Patent Sale

MIPS Technologies, Inc.

MIPS Technologies, Inc.
955 East Arques Avenue
Sunnyvale, CA 94085
(408) 530-5000

    MIPS Technologies, Inc. (NASDAQ: MIPS) is a leading provider of industry-standard processor architectures and cores for home entertainment, networking, mobile and embedded applications. The MIPS architecture powers some of the world’s most popular electronic products. Our technology is broadly used in products such as digital televisions, set-top boxes, Blu-ray players, broadband customer premises equipment (CPE), WiFi access points and routers, networking infrastructure and portable/mobile communications and entertainment products. MIPS Technologies is headquartered in Sunnyvale, CA and employs approximately 164 people.

Bridge Crossing, LLC

    Bridge Crossing, LLC, a Delaware limited liability company, is wholly owned by a series of Allied Security Trust I, a member-based defensive patent aggregator. Allied Security Trust I currently has 26 members in the information technology, semiconductors, consumer electronics, social networking, communications (wired and wireless), medical information systems and other high tech industries, 11 of which participated in the patent sale (which 11 members we refer to as initial participants). Avaya, Hewlett-Packard, IBM, Intel, Motorola, Oracle, Philips and Research in Motion are among the members of Allied Security Trust I, but such members did not necessarily participate in the patent sale. Allied Security Trust I is based in Lambertville, New Jersey.

Closing of the Patent Sale

    We expect to complete the patent sale as soon as practicable after our stockholders adopt the patent sale agreement and all other conditions to closing have been satisfied or waived.

    Unless otherwise agreed by the parties to the patent sale agreement, the parties are required to close the patent sale no later than the second business day after the satisfaction or, to the extent permitted by law, waiver of the conditions to the closing of the patent sale (excluding conditions that, by their terms, cannot be satisfied until the closing, but subject to the satisfaction or, to the extent permitted by law, waiver of those conditions at such time). The conditions to the closing of the patent sale are described under the caption “The Patent Sale Agreement — Conditions to the Closing of the Patent Sale” beginning on page 79 of this proxy statement.

Purchase Price

    At the closing of the patent sale, Bridge Crossing will pay us $315,000,000 in cash and deposit $35,000,000 with an escrow agent to satisfy indemnification claims. However, if the merger will be consummated immediately following the closing of the patent sale, then the amount to be deposited in escrow will be paid directly to MIPS Technologies immediately prior to and subject to the consummation of the merger. See “The Patent Sale agreement—Escrow and Indemnification” beginning on page 78 of this proxy statement.

Representations and Warranties

    In the patent sale agreement, MIPS Technologies has made representations and warranties to Bridge Crossing relating to, among other things:

•	its corporate organization, good standing and qualification;

•
its ownership of the patents to be sold to Bridge Crossing, which we refer to as the assigned patents, its ability to license the patents it will retain, which we refer to as the retained patents, and the absence of orders, decisions, injunctions, judgments, decrees or rulings from a governmental authority binding MIPS or, to MIPS’ knowledge, any portion of the patents and the absence of current litigation in which, to MIPS’ knowledge, a third party is asserting that MIPS does not own the assigned patents or that the assigned patents may not be assigned or the retained patents licensed to Bridge Crossing;

•	its corporate power and authority to enter into the patent sale agreement and to consummate the transactions contemplated by the patent sale agreement;

•	the absence of conflicts with law, MIPS Technologies’ organizational documents and certain contracts to which MIPS Technologies is a party;

•	the provision of certain documentation relating to the assigned patents;

•
the provision of all agreements, other than standard outbound license agreements, between MIPS Technologies and a third party that contain obligations with respect to intellectual property, technology, products or services that relate to the assigned patents;

•	the accuracy of the information supplied by MIPS Technologies for inclusion in this proxy statement;

•	the absence of any other patents owned by MIPS Technologies outside of the assigned patents and the retained patents;

•	the absence of certain changes;

•	payment of all maintenance and annuity fees with respect to the assigned patents;

•	the absence of exclusive licenses under the assigned patents or retained patents;

•
patents and patent applications which have been abandoned by MIPS and which will be transferred, along with the all rights to revive or reinstate such patents and patent applications, to Bridge Crossing;

•	the stockholder vote required to adopt the patent sale agreement;

•
the absence of conflict between any of the terms and conditions of the merger or any other attempts to sell the remainder of MIPS Technologies after the patent sale has been consummated and any of the terms and conditions of the agreements governing the patent sale; and

•	the absence of any other representations and warranties with respect to MIPS Technologies.

    Many of MIPS Technologies’ representations and warranties are qualified by a “Seller Material Adverse Effect” standard. For purposes of the patent sale agreement, “Seller Material Adverse Effect” is defined to mean:

•
Any event, state of facts, development, change, effect or occurrence that, individually or in the aggregate, (a) has or is reasonably likely to have a material adverse effect on the business, assets (including, without limitation, the assigned patents and retained patents), liabilities, financial condition or results of operations of MIPS Technologies and its subsidiaries, taken as a whole, or (b) prevents or materially impairs the ability of MIPS Technologies to perform any of its obligations under the patent sale agreement or consummate the patent sale.

•	A Seller Material Adverse Effect shall not include for purposes of clause (a) above any event, state of facts, development, change, effect or occurrence resulting from any of the following:

•
changes in general economic or political conditions or in the securities, credit or financial markets in general in any country or region in which MIPS Technologies or any of its subsidiaries conducts business;

•	changes that affect the industries in which MIPS Technologies and its subsidiaries operate;

•
the entry into or performance of the patent sale agreement or the transactions contemplated thereby, including compliance with the covenants set forth therein and any action taken or omitted to be taken by MIPS Technologies at the request of or with the consent of Bridge Crossing;

•	any natural disaster, acts of terrorism, war or armed hostilities, or any escalation or worsening thereof;

•
any changes in laws applicable to MIPS Technologies or any of its subsidiaries or any of their respective properties or assets or changes in generally accepted accounting principles or rules and policies of the Public Company Accounting Oversight Board;

•
changes in the price or trading volume of the common stock of MIPS Technologies or any failure to meet internal or published projections, forecasts or revenue, net retail sales, comparable store sales or earnings predictions for any period;

•
any loss of, or change in, the relationship of MIPS Technologies or any of MIPS Technologies’ subsidiaries, contractual or otherwise, with its customers, suppliers, vendors,  lenders, employees, investors or venture partners arising out of the execution, delivery or performance of the patent sale agreement and the transactions contemplated hereby or the announcement of any of the foregoing;

•	the execution or announcement of the merger or any other sale of MIPS Technologies in accordance with the terms of the patent sale agreement; or

•	any litigation arising from allegations of a breach of fiduciary duty or other violation of applicable law relating to the patent sale agreement or the transactions contemplated thereby.

    In the patent sale agreement, Bridge Crossing made representations and warranties relating to:

•	their corporate organization and good standing;

•	the provisions of Allied Security Trust I’s trust agreement and that it is in full force and effect;

•	their corporate power and authority to enter into the patent sale agreement and to consummate the transactions contemplated by the patent sale agreement;

•	the absence of conflicts with law, their organizational documents and contracts to which they are a party;

•	the accuracy of the information supplied by Bridge Crossing for inclusion in this proxy statement;

•	the availability of funds necessary to pay the purchase price and the deposit of an amount equal to the purchase price with an escrow agent;

•	the waiver by Bridge Crossing’s initial participants of the buy-out option under the trust agreement of Allied Security Trust I; and

•	a disclaimer of other representations and warranties with respect to MIPS Technologies.

Some of Bridge Crossing’s representations and warranties are qualified by a “Patent Purchaser Material Adverse Effect” standard. For purposes of the patent sale agreement, “Patent Purchaser Material Adverse Effect” is defined to mean any change, effect or circumstance that is materially adverse to the business, operations, results of operations or financial condition of Bridge Crossing, or which, individually or in the aggregate, may reasonably be expected to prevent or materially delay or impair the ability of Bridge Crossing to consummate the patent sale and the other transactions contemplated by the patent sale agreement.

Covenants and Agreements

    MIPS Technologies has agreed in the patent sale agreement that, until the earlier of the closing of the patent sale and the termination of the patent sale agreement, it will:

•	pay all U.S. and foreign maintenance, annuity and other fees payable on the assigned patents which are due on or prior to the patent sale closing; and

•
continue the prosecution of all matters before the U.S. Patent and Trademark Office (PTO) and foreign patent offices relating to the assigned patents in its reasonable discretion, consistent with past practice and in the ordinary course of business, and bear the costs of such prosecution.

    MIPS Technologies has also agreed that, until the earlier of the closing of the patent sale and the termination of the patent sale agreement, it will not, and will not permit any of its affiliates to:

•
assign, transfer, sell, grant or permit to exist any lien on any assigned patent or retained patent, except for certain permitted liens, provided that MIPS Technologies will notify Bridge Crossing within five business days if it enters into any standard outbound licenses;

•
commence any offensive litigation, arbitration, U.S. International Trade Commission or other offensive adversarial proceedings involving any of the assigned patents or retained patents, or waive, release, assign, settle or compromise any material action, suit or proceeding relating to the assigned patents to the extent that such waiver, release, assignment, settlement or compromise imposes any obligation that will bind Bridge Crossing after the closing of the patent sale or grants or permits any material lien (other than a certain permitted liens) under or with respect to the assigned patents;

•	abandon or dedicate to the public any of the assigned patents; and

•	enter into a binding, written agreement or commitment to take any of the foregoing actions.

Agreements to Use Reasonable Best Efforts

    Subject to the terms and conditions set forth in the patent sale agreement, each of MIPS Technologies and Bridge Crossing has agreed to use their respective reasonable best efforts to:

•
until the six month anniversary of the closing of the patent sale, obtain all consents, approvals, orders, waivers and authorizations of, and actions or non-actions by, any governmental authority or third party necessary in connection with the consummation of the transactions contemplated by the patent sale agreement, make all necessary registrations, declarations and filings with, and notices to, any governmental authorities and take all reasonable steps as may be necessary to avoid a suit, action, proceeding or investigation by any governmental authority; and

•	execute and deliver any additional instruments reasonably necessary to consummate the merger.

    Bridge Crossing has agreed to use their reasonable best efforts to promptly take any and all steps reasonably necessary to obtain all consents under any antitrust laws that may be required by any foreign or U.S. federal, state or local governmental authority.

    MIPS Technologies is obligated to give any notices to third parties and use its reasonable best efforts to obtain all consents (other than those specified above in this section) necessary to consummate the patent sale.

Further Actions and Agreements

Proxy Statement and Stockholders Meeting

    As promptly as practicable after the SEC or its staff advises that it has no further comments on this proxy statement, we are required to duly call and hold a meeting of our stockholders for the purpose of obtaining their adoption of the patent sale agreement. Subject to the right of our board of directors to make an adverse recommendation change (described in the section of this proxy statement entitled “The Patent Sale Agreement — No Solicitation of Other Offers” beginning on page 76), we are obligated to include in this proxy statement the recommendation of our board of directors that our stockholders vote in favor of the proposal to adopt the patent sale agreement, and we must use our reasonable best efforts to obtain stockholder approval of the proposal to adopt the patent sale agreement.

    After careful consideration, our board of directors unanimously (i) determined that it is expedient, advisable and in the best interests of MIPS Technologies and its stockholders for MIPS Technologies to enter into the patent sale agreement, (ii) approved and adopted the terms of the patent sale agreement, (iii) authorized the execution, delivery and performance by MIPS Technologies of its obligations under the patent sale agreement and the consummation of the transactions contemplated thereby, including the sale of the patents and the license agreements to be executed in connection therewith, and (iv) recommended and declared it advisable that the stockholders approve and adopt the patent sale agreement, and directed that such matter be submitted for consideration of the stockholders of MIPS Technologies at the annual meeting.

    Our board of directors unanimously recommends that MIPS Technologies’ stockholders vote “FOR” the adoption of the patent sale agreement.

Further Assurances

    The patent sale agreement contains additional agreements between MIPS Technologies and Bridge Crossing relating to, among other things:

•	press releases and other public announcements relating to the patent sale and the transactions contemplated by the patent sale agreement;

•	delivery, filing and execution of documents and reasonable further actions necessary for Bridge Crossing to perfect its title in the assigned patents;

•	liens on the assigned patents;

•	transfer of previously undisclosed patents that would have been categorized as assigned patents;

•	each party’s obligation to keep information provided to each other confidential; and

•	the notification of certain developments.

No Solicitation of Other Offers

    In connection with the patent sale agreement, we have agreed that neither we nor our subsidiaries will authorize our and their respective officers, directors, employees, consultants, investment bankers, attorneys, accountants, agents, advisors, affiliates and other representatives to:

•
initiate, solicit, seek or knowingly encourage or facilitate any inquiries, offers, discussions or requests that constitute or could reasonably be expected to lead to any “competing proposal” (as defined below under the heading “Adverse Recommendation Change” beginning on page 77);

•
engage in, continue or otherwise participate in any discussions or negotiations with, or furnish any non-public information relating to MIPS Technologies to, any person that, to the knowledge of MIPS Technologies, is seeking to make or has made a competing proposal; or

•	approve, endorse, recommend or enter into any agreement with respect to a competing proposal.

    Notwithstanding the restrictions described above, prior to the time that our stockholders adopt the patent sale agreement, if we receive a competing proposal that our board of directors determines in good faith (after consultation with its legal and financial advisors) constitutes, or could reasonably be expected to lead to, a superior proposal, and (after consultation with its legal advisors) determines in good faith that a failure to take the following actions would reasonably be expected to be inconsistent with the directors’ fiduciary duties, we may:

•
furnish pursuant to a confidentiality agreement permitted by the patent sale agreement non-public information with respect to MIPS Technologies and its subsidiaries to the party making the competing proposal; and

•	engage in negotiations and discussions with the party making the competing proposal with respect to such competing proposal.

    However, we may not take the actions described in the foregoing two bullet points unless we notify Bridge Crossing orally and in writing that we intend to take such actions. After taking these actions, we must continue to advise Bridge Crossing on the current basis of the status and material terms of any discussions and negotiations with the third party.

    From the time we enter into the patent sale agreement, we must advise Bridge Crossing of the following within 36 hours of receipt of:  (i) any competing proposal, (ii) any written indication of interest which could reasonably lead to a competing proposal and (iii) any material modifications or amendments thereto.  Concurrently with advising Bridge Crossing in writing of the receipt of a competing proposal or any indication of interest, MIPS Technologies shall advise Bridge Crossing of the material terms and conditions of any such competing proposal or indication of interest and deliver a copy of all written materials received by Bridge Crossing in connection with such competing proposal or indication of interest.

    In addition to the rights described above, we may terminate the merger agreement and enter into a definitive agreement providing for the implementation of a superior proposal under certain circumstances. See “Adverse Recommendation Change” below.

Adverse Recommendation Change

    Our board of directors has unanimously resolved to recommend that our stockholders adopt the patent sale agreement, and the patent sale agreement provides that we and our board of directors may not withdraw, change, qualify or modify or publicly propose to withdraw, change, qualify or modify, in a manner that is adverse to Bridge Crossing, the board of director’s recommendation with respect to the patent sale agreement and the merger or approve, adopt or recommend, or publicly propose to approve, adopt or recommend, any competing proposal or cause or permit MIPS Technologies to enter into a competing proposal, any of the above actions, an “adverse recommendation change.”

    However, prior to the adoption of the patent sale agreement by our stockholders, our board of directors may (A) terminate the patent sale agreement to enter into a definitive agreement with respect to a superior proposal or (B) effect an adverse recommendation change if there is a material event, change, development, effect, occurrence or state of facts that was not known to MIPS Technologies prior to entering into the patent sale agreement and was not reasonably foreseeable if it determines in good faith, after consultation with its legal advisors, that failure to do so may be inconsistent with its fiduciary duties to MIPS Technologies’ stockholders under applicable law.

    If our board of directors intends to effect an adverse recommendation change or terminate the patent sale agreement in response to a superior proposal, it must provide Bridge Crossing with five business days’ notice of our board of directors’ intent to effect an adverse recommendation change or terminate the patent sale agreement, and Bridge Crossing will then have five business days after receipt of notice to make such adjustments to the patent sale agreement at least as favorable as the prospect of abandoning the patent sale or such superior proposal, respectively. Any proposed amendment to the financial terms of a superior proposal or any other material terms thereof will entitle Bridge Crossing to an additional two business day period to propose changes to the patent sale agreement.

    The patent sale agreement defines a “competing proposal” as, other than the patent sale agreement, any bona fide proposal or offer from any person or group (other than Bridge Crossing or any subsidiaries) relating to: (A) any sale, license (other than non-exclusive licenses granted in the ordinary course of MIPS Technologies’ business consistent with its past practice) or other disposition of any material portion of the assigned patents or the retained patents or (B) the grant of an exclusive license to a material portion of the assigned patents or the retained patents, whether such sale, exclusive license, or disposition takes the form of an asset sale, conversion, liquidation, dissolution, reorganization, recapitalization, exclusive license or similar agreement or any other transaction or form.

    The patent sale agreement defines a “superior proposal” as an unsolicited, written competing proposal on terms which our board of directors determines in good faith, after consultation with our legal and financial advisors, and considering such factors as our board of directors considers to be appropriate are more favorable from a financial perspective to MIPS Technologies and our stockholders than the patent sale.

    If our board of directors decides to effect an adverse recommendation change, breaches any of the terms described in this section or enters into a definitive agreement with respect to a superior proposal, Bridge Crossing may terminate the patent sale agreement and, if Bridge Crossing terminates by reason of these circumstances, we must pay the applicable termination fee as described in further detail in “The Patent Sale Agreement — Termination Fees” beginning on page 81 of this proxy statement.  If our board of directors decides to enter into a definitive agreement with respect to a superior proposal in accordance with its ability to do so as described in this section, and if we would like to terminate the patent sale agreement by reason of that circumstance, we must pay the applicable termination fee as described in further detail in “The Patent Sale Agreement — Termination Fees” beginning on page 81 of this proxy statement concurrently with such termination.

    If we fail to sell the assigned patents and license the retained patents to Bridge Crossing in material breach of the patent sale agreement and enter into an agreement with a third party to sell, assign or exclusively license a majority of the assigned patents and retained patents (other than in the case of the merger or any other sale of MIPS Technologies) within twelve months after terminating the patent sale agreement, we must pay the applicable termination fee as described in further detail in “The Patent Sale Agreement — Termination Fees” beginning on page 81 of this proxy statement, less the amount of any termination fee previously paid to Bridge Crossing under the prior paragraph.

Escrow and Indemnification

    At the closing of the patent sale, Bridge Crossing will deposit $35,000,000, or the escrow amount, with Wells Fargo N.A., its escrow agent, into a fund which shall be available to indemnify Bridge Crossing for certain losses. The escrow period shall commence from the closing of the patent sale and terminate upon the earlier of (a) the twelve month anniversary of the closing of the patent sale and (b) the closing of the merger. In the event that the merger is consummated immediately following the closing of the patent sale, the escrow amount shall be paid to MIPS Technologies immediately prior to and subject to the consummation of the merger, and all MIPS Technologies’ indemnification obligations shall terminate.

    During the escrow period, MIPS Technologies and Bridge Crossing shall indemnify each other and their respective affiliates, directors, officers, employees, agents and representatives against certain losses relating to inaccuracies of any representation or warranty made by, any breach of any covenant or agreement made by or certain liabilities or obligations allocated to each respective party under the patent sale agreement. In addition, during the escrow period, the right to obtain indemnification from the escrow fund shall be Bridge Crossing’s sole and exclusive remedy for monetary damages. Bridge Crossing shall not be entitled to receive any portion of the escrow amount for any indemnification obligations until the aggregate amount of losses exceeds $1,500,000, in which case, the party seeking indemnification shall be entitled to receive the amount of losses in excess of this amount. In no event shall MIPS Technologies or Bridge Crossing have any indemnification liability for losses in excess of the escrow amount. The indemnification obligations of MIPS Technologies and Bridge Crossing shall terminate upon the termination of the escrow period.

    Any portion of the escrow fund at the conclusion of the escrow period that MIPS Technologies and Bridge Crossing reasonably believe may be necessary to satisfy any unresolved claims for losses during the escrow period shall remain in the escrow fund until such claims have been resolved or satisfied.

Regulatory Matters of the Patent Sale

    We have determined that no clearances from governmental agencies are required prior to the completion of the patent sale. However, such governmental authorities could take action under applicable antitrust laws, including seeking to prohibit the completion of the patent sale. For a more detailed discussion of the requirements regarding regulatory matters under the patent sale agreement, please see “The Patent Sale Agreement — Covenants and Agreements” beginning on page 73 of this proxy statement.

Conditions to the Closing of the Patent Sale

    Conditions to Each Party’s Obligations.  Each party’s obligation to complete the patent sale is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following conditions:

•	the patent sale agreement must have been adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock;

•
no governmental authority shall have enacted, issued, promulgated, enforced or entered any law or order which enjoins, limits, restricts, restrains, or otherwise prohibits the consummation of the patent sale; and

•	there shall not be any litigation by any governmental authority threatened in writing or pending seeking to restrain or prohibit the consummation of the patent sale.

    Conditions to Bridge Crossing’s Obligations.  The obligations of Bridge Crossing to complete the patent sale are subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
MIPS Technologies must have performed in all material respects all of its material obligations under the patent sale agreement required to be performed by it prior to the effective time of the patent sale;

•
each of the representations and warranties made by MIPS Technologies set forth in the patent sale agreement, other than the representation and warranty regarding the assignability of the assigned patents and the licensability of the retained patents, must be true as if made at and as of the effective time of the patent sale (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect;

•
all assigned patents must be assignable to and all retained patents must be licensable to Bridge Crossing, except where such non-assignability or non-licensability does not pose a material threat of patent infringement to any of Bridge Crossing’s initial participants that would likely result in Bridge Crossing (representing the interests of its initial participants) being deprived of a significant portion of the value of the patent sale;

•	MIPS Technologies must deliver to Bridge Crossing at closing a certificate with respect to satisfaction of the foregoing conditions;

•
there shall not be any current suit, action or proceeding in which a third party asserts that the assigned patents are not solely owned by MIPS Technologies or its affiliates or that the assigned patents may not be assigned to Bridge Crossing or that the retained patents may not be licensed to Bridge Crossing, except for any suits initiated after MIPS Technologies and Bridge Crossing had entered into the patent sale agreement; and

•	MIPS Technologies must have executed and delivered (or caused to have been delivered, as applicable) certain instruments necessary for the assignment of the assigned patents to Bridge Crossing.

    Conditions to MIPS Technologies’ Obligations.  The obligation of MIPS Technologies to complete the patent sale is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
Bridge Crossing must have performed in all material respects all of its material obligations under the patent sale agreement required to be performed by it prior to the effective time of the patent sale;

•
each of the representations and warranties made by Bridge Crossing set forth in the patent sale agreement must be true as if made at and as of the effective time of the patent sale (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Patent Purchaser Material Adverse Effect;

•	Bridge Crossing must deliver to MIPS Technologies at closing a certificate with respect to the satisfaction of the foregoing conditions; and

•	Bridge Crossing must have executed and delivered (or caused to have been delivered, as applicable) the purchase price, escrow amount and certain ancillary agreements to MIPS Technologies.

Termination of the Patent Sale Agreement

    The patent sale agreement may be terminated at any time prior to the consummation of the patent sale, whether before or after stockholder approval of the patent sale has been obtained:

•	by mutual written consent of MIPS Technologies and Bridge Crossing;

•
by either MIPS Technologies or Bridge Crossing if the patent sale is not consummated on or before April 5, 2013, provided that this right to terminate is not available to any party if the failure of such party to perform any of its obligations under the patent sale agreement has been a principal cause of or resulted in the failure of the patent sale to be consummated on or before the termination date;

•
by MIPS Technologies if MIPS Technologies’ board of directors has determined to enter into a definitive agreement providing for the implementation of a superior proposal as permitted by the non-solicitation provisions of the patent sale agreement and MIPS Technologies enters into such definitive agreement and pays Bridge Crossing a termination fee of $10,000,000; or

•	by Bridge Crossing, if:

•	MIPS Technologies has breached its obligations set forth in the section “The Patent Sale Agreement—No Solicitation of Other Offers” in any material respect;

•	MIPS Technologies’ board of directors effects an adverse recommendation change; or

•	MIPS Technologies enters into a definitive agreement pursuant to a competing proposal.

Termination Fees

    If the patent sale agreement is terminated by MIPS Technologies or by Bridge Crossing under the conditions described in further detail below, a termination fee in the amount of either $10,000,000 or $30,000,000, depending on the manner of termination, may be payable by MIPS Technologies to Bridge Crossing.

    MIPS Technologies must pay a termination fee of $30,000,000, which we refer to as the wrongful termination payment, to Bridge Crossing if MIPS Technologies fails to sell the assigned patents and license the retained patents to Bridge Crossing in material breach of the patent sale agreement and enters into an agreement with a third party to sell, assign or exclusively license a majority of the assigned patents and retained patents (other than in the case of the merger or any other sale of MIPS Technologies) within twelve months after terminating the patent sale agreement, less the below $10,000,000 termination fee if previously paid to Bridge Crossing.

    MIPS Technologies must pay a termination fee of $10,000,000 to Bridge Crossing if:

•
MIPS Technologies’ board of directors has determined to enter into a definitive agreement providing for the implementation of a superior proposal without violation of its obligations set forth in the section “The Patent Sale Agreement—No Solicitation of Other Offers,” and MIPS Technologies terminates the patent sale agreement by reason of these circumstances; or

•
MIPS Technologies has breached its obligations set forth in the section “The Patent Sale Agreement—No Solicitation of Other Offers” in any material respect, its board of directors has made an adverse recommendation change or it enters into a definitive agreement providing for the implementation of a superior proposal, and Bridge Crossing terminates the patent sale agreement by reason of these circumstances.

    The patent sale agreement provides that, subject to Bridge Crossing’s right to specific performance against MIPS Technologies to enforce MIPS Technologies’ obligations under the patent sale agreement, Bridge Crossing’s right to receive termination fees set forth above shall constitute liquidated damages and the sole and exclusive remedy of Bridge Crossing against MIPS Technologies and its subsidiaries for all losses suffered as a result of the failure of the patent sale.  The patent sale agreement provides that in no event will MIPS Technologies be required to pay the $10,000,000 termination fee after making the wrongful termination payment, that MIPS Technologies will be credited any ordinary termination fee it has paid if it is required to make the wrongful termination payment, that MIPS Technologies will in no event be required to pay the $10,000,000 termination fee or make the wrongful termination payment on more than one occasion and that the $10,000,000 termination fee and wrongful termination payment will be reduced by any amount as may be required to be deducted or withheld under applicable tax law.

Amendments, Waivers; Third Party Beneficiaries

    The parties may amend the patent sale agreement at any time before stockholder approval of the patent sale. After stockholder approval of the patent sale has been obtained, the parties may not amend the patent sale agreement in a way that by law or the rules of any stock exchange requires further approval by MIPS Technologies’ stockholders, unless MIPS Technologies obtains that further approval. All amendments to the patent sale agreement must be in writing and signed by MIPS Technologies and Bridge Crossing.

    At any time before the consummation of the patent sale, each of the parties may, to the extent permitted by applicable law, by written instrument:

•	extend the time for the performance of any of the obligations or other acts of the other parties;

•	waive any inaccuracies in the representations and warranties of the other parties contained in the patent sale agreement or in any document delivered pursuant to the patent sale agreement; or

•	waive compliance with any of the agreements or conditions contained in the patent sale agreement.

    The patent sale agreement is not intended to and shall not confer any rights or remedies upon any person other than MIPS Technologies and Bridge Crossing and their respective successors and permitted assigns, other than the escrow agent and any parties to be indemnified.

License Agreements

Assigned Patent License Agreement

    In connection with the patent sale, MIPS Technologies will receive a license-back under the assigned patents under the terms of the Assigned Patent License Agreement. This license-back will grant MIPS Technologies and its present and future affiliates—including Imagination Technologies Group plc if the below-described merger is consummated—a worldwide, non-exclusive, irrevocable, sublicensable, transferable, royalty-free license to freely exploit the technologies covered by the assigned patents for use in connection with any product, service, technology, material or process of MIPS Technologies, its present and future affiliates or any customers of any of the foregoing. The license will not be terminable except by express mutual agreement by the parties and will continue until the expiration of the last to expire of the assigned patents.

Retained Patent License Agreement

    As part of the patent sale, Bridge Crossing will receive a worldwide, non-exclusive, non-transferable, royalty-free license under the retained patents. For the twelve-month period after the closing of the patent sale, Bridge Crossing will offer sublicenses under the retained patents to its members in conjunction with licenses under the assigned patents. The sublicenses under the retained patents will permit the initial participants of Bridge Crossing and any third party who purchases a license under the assigned patents and a sublicense under the retained patents during the twelve-month period after the closing of the patent sale to exploit the technologies covered by the retained patents for use in connection with any product, service, technology, material or process of that sublicensee, its present and future affiliates, and any customers of any of the foregoing, provided that the license under the retained patents does not grant any rights to clone the MIPS architectures. The sublicenses granted under the retained patents are revocable in certain circumstances, including where a sublicensee directly or indirectly asserts, otherwise participates in or funds (i) a patent infringement suit alleging that a MIPS architecture as implemented by a customer of MIPS Technologies infringes a patent, (ii) a patent infringement counterclaim (including an ITC action) in response to a lawsuit brought by MIPS Technologies alleging that such sublicensee is infringing one or more retained patents by cloning the MIPS architecture, or (iii) any lawsuit or other proceeding challenging the patentability, validity, scope, ownership or enforceability of the retained patents. Unless earlier terminated under the provisions described above, the sublicenses granted under the retained patents will continue until the expiration of the last to expire of the retained patents.

PROPOSAL NO. 2— APPROVAL AND ADOPTION OF THE CERTIFICATE OF AMENDMENT TO MIPS’ AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

    The merger agreement provides that following the closing of the patent sale but prior to the closing of the merger, MIPS Technologies will effect a recapitalization by amending our certificate of incorporation such that MIPS Technologies will distribute the proceeds from the Patent Sale and all cash on hand, less $99,700,000, and you will be entitled to receive 0.226276 shares of MIPS Technologies’ common stock and what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of MIPS Technologies common stock that you own at the time of filing of the certificate of amendment.  The recapitalization is a condition to the consummation of the merger. The recapitalization will only be consummated if the patent sale has been consummated and if the merger will be consummated.  See Annex H for the text of the certificate of amendment reproduced in its entirety.

    On November 4, 2012, December 9, 2012 and December 16, 2012, our board of directors adopted resolutions (1) declaring that an amendment to our Amended and Restated Certificate of Incorporation to effect the recapitalization, as described below, was advisable and (2) directing that a proposal to approve the recapitalization be submitted to the holders of our common stock.

    The form of the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the recapitalization is attached to this proxy statement as Annex H. If approved by our stockholders, the recapitalization would be effected immediately upon the filing and effectiveness of the certificate of amendment to our Amended and Restated Certificate of Incorporation pursuant to the Delaware General Corporation Law. Without any further action on the part of MIPS Technologies or its stockholders, each share of common stock issued and outstanding immediately prior to the effective time of the recapitalization, shall automatically be reclassified, changed and converted into 0.226276 shares of validly issued, fully paid and non-assessable MIPS Technologies common stock and the right to receive a payment in cash from the MIPS Technologies’ transfer agent, currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes.  This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors.

    Under Delaware law and our Amended and Restated Certificate of Incorporation, the vote of holders of a majority of the shares of common stock outstanding as of December 26, 2012, is required to approve the recapitalization.

Reasons for the Recapitalization

    Our board of directors is submitting the recapitalization to stockholders for approval with the primary intent of facilitating the merger by using the after-tax proceeds from the patent sale to effect a partial redemption of our stockholders. The conversion of each share of common stock issued and outstanding immediately prior to the effective time of the recapitalization and the payment of cash are both a condition to, and part of a plan that includes, the consummation of the merger. Accordingly, Imagination Technologies, Acquisition Sub and MIPS Technologies shall treat the conversion of each share of common stock and the payment of cash as a single integrated transaction for U.S. federal income tax purposes and shall file all tax returns and reports consistent with such treatment. Such an integrated transaction is anticipated to allow stockholders to recognize capital gain or loss, rather than dividend income, for U.S. federal income tax purposes with respect to the distribution of the after-tax proceeds of the patent sale in redemption of our common stock.  For more information on the federal income tax considerations of the recapitalization, please see “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement. For this reason, we believe that effecting the recapitalization is in our and our stockholders’ best interests.

Effect of the Recapitalization on Holders of Outstanding Common Stock and Equity Awards

    Shares of common stock issued and outstanding at the effective time of the recapitalization will be affected by the recapitalization. The number of shares of common stock issued and outstanding as of December 26, 2012, is 54,388,811. If approved and effected, the recapitalization will be realized simultaneously for all of our common stock. The recapitalization will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our company. In addition, the recapitalization will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

    Individuals holding stock options at the time of the recapitalization will generally be entitled to receive, in exchange for cancellation of such stock options, a cash payment in respect of each vested or unvested stock option based on the fair market value of a share of MIPS Technologies common stock, determined as set forth in the merger agreement, over the exercise price of the stock option.  Following the closing of the patent sale and in connection with the patent sale, the recapitalization and the certificate of amendment, the restricted stock units that are outstanding immediately prior to the recapitalization will be converted into the right to receive a total of approximately $7.94 per share of common stock subject to such restricted stock units prior to the recapitalization, calculated as follows.  In the recapitalization, the restricted stock units will be converted into (i) an amount in cash currently estimated to be approximately $6.14 per share of common stock subject to such restricted stock units, without interest and less any applicable withholding taxes, subject to fluctuation as described above and (ii) restricted stock units denominated in 0.226276 shares of MIPS Technologies common stock.  Additionally, with respect to the restricted stock units that remain outstanding immediately prior to the effective time of the merger, after giving effect to the conversion described in the previous sentence, the vesting restrictions will lapse and the restricted stock units will be deemed fully vested as of the effective time, and such restricted stock units will be cancelled and converted into the right to receive a cash amount equal to the product of the total number of shares of common stock subject to such restricted stock units, multiplied by the merger consideration of $7.94 per share of common stock (approximately $1.80 per share of common stock subject to such restricted stock units prior to the recapitalization), without interest and less any applicable withholding taxes. All payments owed to holders of restricted stock units will be made promptly after the effective time of the merger by Imagination Technologies through the surviving corporation’s payroll account. Stockholders will only receive aggregate proceeds in the amount of $7.94 per share for each share of MIPS Technologies common stock owned prior to the recapitalization upon approval of Proposal No. 1, Proposal No. 2 and Proposal No. 3 and upon consummation of the patent sale, filing of the certificate of amendment and consummation of the merger.

United States Federal Income Tax Consequences of the Recapitalization

    The anticipated tax consequences of the recapitalization are as described in “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement.

    Our board of directors unanimously recommends that MIPS Technologies’ stockholders vote “FOR” the adoption of the certificate of amendment to MIPS Technologies’ Amended and Restated Certificate of Incorporation.

PROPOSAL NO. 3—THE MERGER

The Proposal to Adopt the Merger Agreement

    On November 5, 2012, MIPS Technologies, Imagination Technologies and Acquisition Sub entered into the merger agreement, which was amended on December 9, 2012 and December 16, 2012. MIPS Technologies’ board of directors has unanimously determined that it is in the best interests of MIPS Technologies and its stockholders, and has declared it advisable, for MIPS Technologies to enter into the merger agreement, and has unanimously approved the execution, delivery and performance by MIPS Technologies of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger.

    MIPS Technologies stockholders will be asked to consider and vote on a proposal at the annual meeting to adopt the merger agreement pursuant to the requirements of Delaware law.

Vote Required for Adoption of the Merger Agreement

    Adoption of the merger agreement requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote as of the record date. For the proposal to adopt the merger agreement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the annual meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote against the proposal to adopt the merger agreement. For the reasons described below, our board of directors recommends that you vote “FOR” the adoption of the merger agreement.

Rights of Stockholders Who Object to the Merger

    Stockholders are entitled to statutory appraisal rights under Delaware law in connection with the merger. This means that you are entitled to have the fair value of your shares determined by the Delaware Court of Chancery and to receive payment based on that valuation. The ultimate amount you receive as a dissenting stockholder in an appraisal proceeding may be more than, the same as or less than the amount you would have received under the merger agreement.

    To exercise your appraisal rights, you must submit a written demand for appraisal to MIPS Technologies before the vote is taken on the merger agreement and you must not vote in favor of the adoption of the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. See “Dissenters’ Rights of Appraisal” beginning on page 176 of this proxy statement and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex G.

The Recapitalization

    The merger agreement provides that following the closing of the patent sale but prior to the closing of the merger, MIPS Technologies will effect the recapitalization by amending its certificate of incorporation.  Upon completion of the recapitalization and the merger, you will be entitled to receive a total of approximately $7.94 per share that you owned prior to the recapitalization.  This estimate is subject to a fluctuation in the recapitalization proceeds (currently estimated to be $6.14), but not the merger proceeds.  The following details how this total amount is calculated.

    From the recapitalization, concurrently with the merger consideration, you will receive what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own at the effective time of the recapitalization. This estimate reflects management’s current estimate of cash held by MIPS Technologies following the patent sale and immediately prior to the recapitalization, which will be affected by our operating results, estimated transaction expenses, timing of the recapitalization and other factors.  You will also receive exactly 0.226276 shares of our common stock for each share of common stock you own at the effective time of the recapitalization.  Your preexisting shares of common stock will be cancelled, so the only shares you own following the recapitalization will be these 0.226276 shares per share of our common stock that you previously owned.

    From the merger, you will be entitled to receive approximately $1.80 for each share of MIPS common stock that you owned prior to the recapitalization, which represents exactly $7.94 in cash for each share of our common stock that you own at the effective time of the merger after giving effect to the recapitalization, without interest and less any applicable withholding taxes, unless you have perfected your appraisal rights with respect to the merger.  You will not own any shares of stock of MIPS Technologies or the surviving corporation following the merger.  Stockholders will only receive aggregate proceeds in the amount of approximately $7.94 per share for each share of MIPS Technologies common stock owned prior to the recapitalization upon approval of Proposal No. 1, Proposal No. 2 and Proposal No. 3 and upon consummation of the patent sale, filing of the certificate of amendment and consummation of the merger.

    Adoption of the amendment to the certificate of incorporation effecting the recapitalization requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote as of the record date. The recapitalization is a condition to the consummation of the merger, and the recapitalization will not be consummated unless the patent sale and the merger are also consummated. See “Proposal 2—Approval and Adoption of the certificate of amendment to MIPS’ Amended and Restated Certificate of Incorporation” and the text of the certificate of amendment reproduced in its entirety as Annex H.

Reasons for the Merger; Recommendation of Our Board of Directors

    Our board of directors, acting with the advice and assistance of MIPS Technologies’ management and financial and legal advisors, carefully evaluated the merger agreement and the transactions contemplated thereby. Our board of directors determined that it is in the best interests of MIPS Technologies and its stockholders, and has declared it advisable, for MIPS Technologies to enter into the merger agreement. At meetings of our board of directors held on November 4, 2012, December 9, 2012 and December 16, 2012, our board of directors unanimously resolved to approve the execution, delivery and performance by MIPS Technologies of its obligations under the merger agreement and the consummation of the transactions contemplated thereby, including the merger, and to recommend to the stockholders of MIPS Technologies that they adopt the merger agreement.

    In reaching its recommendation, our board of directors consulted with MIPS Technologies’ management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the merger. Our board of directors believed that, taken as a whole, the following factors supported its decision to approve the proposed merger:

•
Consideration; Historical Market Prices.  Our board of directors considered the historical market prices of MIPS Technologies common stock and noted that the proposed merger consideration of $7.94 per share of MIPS Technologies common stock, after giving effect to the recapitalization (equivalent to approximately $1.80 for each share of MIPS Technologies common stock outstanding prior to the recapitalization) and assuming consummation of the patent sale, represented a premium of 52% over the closing price of MIPS Technologies common stock before news reports of a possible transaction emerged on April 11, 2012 and a 25% premium over the closing price on August 30, 2012 before an analyst report that a transaction was likely to occur. Additionally, our board of directors observed that the $7.94 per share merger consideration, after giving effect to the recapitalization (equivalent to approximately $1.80 for each share of MIPS Technologies common stock outstanding prior to the recapitalization) and assuming consummation of the patent sale, represented a 93% enterprise value premium over the closing price on April 11, 2012 and a 39% enterprise value premium over the closing price on August 30, 2012. Our board of directors also noted that the merger consideration was all cash, which provides certainty of value to MIPS Technologies’ stockholders, and was attractive as compared to the prices and price ranges reflected in the indications of interest received from other strategic parties during 2012. Our board of directors believes that the $7.94 per share cash consideration, after giving effect to the patent sale and the recapitalization (equivalent to approximately $1.80 for each share of MIPS Technologies common stock outstanding prior to the recapitalization), was a full and fair price to acquire MIPS Technologies.

•
Comparability to Other Alternatives.  Our board of directors considered MIPS Technologies’ business, product and technology pipelines, financial condition and results of operations, both on a historical and prospective basis. Our board of directors also considered that a significant portion of MIPS Technologies’ value is represented by its product and technology pipeline, which by its nature is subject to risk and uncertainty, and that the merger consideration to be paid by Imagination Technologies takes into account the value of this product and technology pipeline and provides liquidity to MIPS Technologies’ stockholders on an immediate basis. Our board of directors also considered that there are, in general, business, financial, market and execution risks associated with remaining independent and successfully implementing MIPS Technologies’ stand-alone business plan, including the costs of being a sub-scale public company and the execution challenges of being more of a competitive factor in an increasingly mobile and converging processor IP market, as well as macroeconomic factors, rapidly changing technologies, evolving industry standards and increased competition. Our board of directors also considered certain strategic alternatives to the merger, including the possibility of remaining as a stand-alone public company and the sale or disposition of a part of MIPS Technologies’ business or our patent portfolio without a sale of the whole company. In connection therewith, among other things, our board of directors also considered:

•
the fact that MIPS Technologies had conducted an extensive and thorough strategic alternative review process in 2012, during which, among other things: contacts were made with approximately 20 potential acquirers; diligence was conducted by six potential acquirers; initial indications of interest were submitted by four potential acquirers; and three formal bids were submitted.

•
Financial Advisor Opinion.  Our board of directors considered the financial presentation of J.P. Morgan, and its oral opinion delivered to our board of directors (which opinion was subsequently confirmed in writing) to the effect that, as of November 4, 2012 and based upon and subject to the various assumptions, considerations, qualifications and limitations set forth in the opinion, the $7.31 merger consideration to be received by holders of shares of MIPS Technologies common stock (other than Imagination Technologies, Acquisition Sub and their respective affiliates), after giving effect to the patent sale and recapitalization (equivalent to approximately $1.08 per share of MIPS Technologies common stock outstanding prior to the recapitalization), pursuant to the merger agreement was fair from a financial point of view to such holders, as more fully described under “The Merger--Opinion of Our Financial Advisor on the Merger” beginning on page 91 of this proxy statement. The opinion of J.P. Morgan is addressed to, and for the use and benefit of, our board of directors of MIPS Technologies in connection with and for purposes of its evaluation of the merger and does not constitute a recommendation as to how any holder of MIPS Technologies common stock should vote with respect to the merger. The full text of J.P. Morgan’s written opinion, dated November 5, 2012, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion is attached as Annex F to this proxy statement and is incorporated herein by reference. J.P. Morgan advised our board of directors on matters related to the receipt and negotiation of subsequent proposals, including the $7.94 merger consideration to be received by holders of MIPS Technologies common stock pursuant to the merger agreement with Imagination as amended on December 16, 2012. Our board of directors did not request J.P. Morgan or any other financial advisor to provide our board of directors with a fairness opinion with respect to the $7.94 merger consideration to be paid pursuant to the merger agreement as amended on December 16, 2012.  The board of directors reviewed the operational updates from our management team as of December 16, 2012, and concluded that (i) there was no reason to reassess J.P. Morgan's November 5, 2012 determination of fairness and (ii) the assumptions and analysis that supported J.P. Morgan’s determination of fairness at $7.94 per share would continue to support a determination of fairness at the higher price of $7.94 per share.

•	Terms of the Merger Agreement. Our board of directors considered the terms and conditions of the merger agreement, including:

•	the limited number and nature of the conditions to Imagination Technologies’ obligation to consummate the merger;

•
MIPS Technologies’ ability under the merger agreement to furnish information to and conduct negotiations with a third party in certain circumstances, as more fully described under “The Merger Agreement — No Solicitation of Other Offers” beginning on page 121 of this proxy statement;

•
our board of directors’ ability to modify and change its recommendation to stockholders in response to an unsolicited superior proposal from a third party if the failure to take such action would be inconsistent with its fiduciary duties to MIPS Technologies’ stockholders;

•
that MIPS Technologies can terminate the merger agreement if, concurrently with such termination, MIPS Technologies enters into a definitive agreement providing for the implementation of a superior proposal under certain conditions;

•	that Imagination Technologies has agreed to use its reasonable best efforts to cause the merger to be consummated;

•
that the merger agreement provides MIPS Technologies sufficient operating flexibility to conduct its business generally in the ordinary course between the signing of the merger agreement and the completion of the merger; and

•	the fact that all such terms and conditions were the product of extensive arm’s-length negotiations between MIPS Technologies and Imagination Technologies.

•
Termination Fee.  Our board of directors considered the $2,750,000 termination fee and the reimbursement of certain fees and expenses (up to $2,000,000), including the views of MIPS Technologies’ financial and legal advisors as to the customary nature of the existence and size of termination fees in transactions similar to the merger. Our board of directors concluded that a termination fee of this size for the transactions contemplated by the merger agreement should not unduly deter a third party from making, or inhibit our board of directors in evaluating, negotiating, and, if appropriate, terminating the merger agreement to enter into a transaction that is, a superior proposal.

•
Likelihood of Consummation.  Our board of directors considered the likelihood that the merger will be completed, including Imagination Technologies’ agreement to use its reasonable best efforts to complete the merger. Our board of directors also considered the fact that Imagination Technologies did not require stockholder approval for the transaction.

•
Financing Related to the Merger.  Our board of directors considered the fact that Imagination Technologies has represented in the merger agreement that it has, and as of the closing will have, sufficient immediately available funds to pay when due the aggregate merger consideration and to pay when due all of its fees and expenses related to the transactions contemplated by the merger agreement. The receipt of financing by Imagination Technologies is not a condition to the obligations of either party to complete the merger under the terms of the merger agreement.

•
Stockholder Vote.  Our board of directors considered the fact that the consummation of the proposed merger would require the affirmative vote of the holders of a majority of the outstanding shares of MIPS Technologies’ common stock entitled to vote. Our board of directors noted that shares owned by members of management represented a relatively small percentage of the outstanding shares and that, accordingly, the merger agreement would, in effect, need to be approved by a majority of the shares held by MIPS Technologies’ other stockholders.

•	Availability of Appraisal Rights. Our board of directors considered the fact that dissenters’ appraisal rights would be available to MIPS Technologies’ stockholders under Delaware law.

    Our board of directors also considered potential risks or negative factors relating to the merger, including the following:

•
the fact that the completion of the merger will preclude MIPS Technologies’ stockholders from having the opportunity to participate in MIPS Technologies’ future earnings growth and the future appreciation of the value of its capital stock that could be anticipated if its strategic plan were successfully implemented on a stand-alone basis;

•	the fact that, although the merger agreement contains a “fiduciary out,” it does not contain a “go shop” provision;

•
the fact that the merger agreement contains certain provisions, including the $2,750,000 termination fee, restrictions on providing information to and negotiating with a third party that makes an unsolicited acquisition proposal, and the required vote provisions obligating MIPS Technologies to convene the annual meeting for the purpose of obtaining stockholder approval of the proposal to adopt the merger agreement, such that even if our board of directors changes its recommendation regarding the merger and the merger agreement (unless MIPS Technologies terminates the merger agreement, our board of directors of MIPS Technologies determines to enter into a definitive agreement with respect to a superior proposal as permitted by the merger agreement and MIPS Technologies pays the termination fee concurrently with such termination, or unless Imagination Technologies terminates the merger agreement), other potential acquirors may be dissuaded or inhibited from submitting potentially superior proposals to acquire MIPS Technologies;

•	the fact that not all conditions to the closing of the merger are within MIPS Technologies’ control;

•
the fact that MIPS Technologies has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed transaction, regardless of whether the merger is consummated;

•
the fact that the operations of MIPS Technologies will be restricted by interim operating covenants under the merger agreement during the period between the signing of the merger agreement and the completion of the merger, which could effectively prohibit MIPS Technologies from undertaking material strategic initiatives or other material transactions without Imagination Technologies’ consent, to the detriment of MIPS Technologies and its stockholders;

•
the potential negative effect of the pendency of the merger on MIPS Technologies’ business and relationships with employees, customers, providers, suppliers, regulators and the communities in which it operates, including the risk that certain key members of senior management might choose not to remain employed with MIPS Technologies prior to the completion of the merger, regardless of the completion of the merger; and

•
the merger and the recapitalization are intended to be an integrated taxable transaction for U.S. federal income tax purposes, in which case our stockholders will generally be required to pay U.S. federal income tax on any gains they realize as a result of the receipt of cash in exchange for shares of our common stock pursuant to the recapitalization and the merger.

    Our board of directors concluded that the potentially negative factors associated with the proposed merger were outweighed by the opportunity for MIPS Technologies’ stockholders to realize a significant premium on the value of their common stock and monetize their investment in MIPS Technologies for the $7.94 per share cash merger consideration after giving effect to the recapitalization (equivalent to approximately $1.80 for each share of MIPS Technologies common stock outstanding prior to the recapitalization). Our board of directors believed that the proposed merger represents the highest price reasonably available to the stockholders and eliminates the unavoidable risks and uncertainty affecting the future prospects of MIPS Technologies on a stand-alone basis after consummating the patent sale. Accordingly, our board of directors concluded that it was in the best interests of MIPS Technologies and its stockholders, and declared it advisable, for MIPS Technologies to enter into the merger agreement, and approved the execution, delivery and performance by MIPS Technologies of its obligations under the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

    In addition, our board of directors was aware of and considered the interests that our directors and executive officers may have with respect to the merger that differ from, or are in addition to, their interests as stockholders of MIPS Technologies generally, as described in “The Merger— Interests of Our Directors and Executive Officers in the Merger” beginning on page 101 of this proxy statement, which our board of directors considered as being neutral in its evaluation of the merger.

    The foregoing discussion summarizes the material information and factors considered by our board of directors in its consideration of the proposed merger. Our board of directors collectively reached the unanimous decision to approve the merger agreement and related transactions in light of the factors described above and other factors that each member of our board of directors felt were appropriate. In view of the variety of factors and the quality and amount of information considered, our board of directors did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Individual members of our board of directors may have given different weight to different factors.

    Our board of directors unanimously recommends that you vote “FOR” the adoption of the Merger Agreement.

Opinion of Our Financial Advisor on the Merger

    Pursuant to an engagement letter dated November 18, 2011, as amended October 31, 2012, MIPS Technologies retained J.P. Morgan as its financial advisor in connection with the proposed merger.

    At the meeting of the board of directors of MIPS Technologies on November 4, 2012, J.P. Morgan rendered its oral opinion to the board of directors of MIPS Technologies that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to the holders of MIPS Technologies’ common stock, after giving effect to the recapitalization, in the proposed merger was fair, from a financial point of view, to MIPS Technologies stockholders.  J.P. Morgan has confirmed its November 4, 2012 oral opinion by delivering its written opinion to the board of directors of MIPS Technologies, dated November 5, 2012, that, as of such date, the consideration to be paid to the holders of MIPS Technologies’ common stock, after giving effect to the recapitalization, in the proposed merger was fair, from a financial point of view, to MIPS Technologies stockholders.  No limitations were imposed by MIPS Technologies’ board of Directors upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.  J.P. Morgan did not deliver an opinion with respect to patent sale and MIPS Technologies did not retain J.P. Morgan to deliver an opinion with respect to the patent sale.

    The full text of the written opinion of J.P. Morgan dated November 5, 2012, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex F to this Proxy Statement and is incorporated herein by reference.  MIPS Technologies’ stockholders are urged to read the opinion in its entirety.  J.P. Morgan’s written opinion is addressed to the board of directors of MIPS Technologies, is directed only to the consideration to be paid in the merger and does not constitute a recommendation to any stockholder of MIPS Technologies as to how such stockholder should vote at the MIPS Technologies annual meeting.  The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

    In arriving at its opinion, J.P. Morgan, among other things:

•
reviewed a draft dated November 2, 2012 of the patent sale agreement and related license agreements, and a draft dated November 2, 2012 of the merger agreement, which provided for a recapitalization of the MIPS Technologies common stock and the distribution of certain cash generated pursuant to the patent sale agreement and related license agreements;

•	reviewed certain publicly available business and financial information concerning MIPS Technologies and the industries in which it operates;

•
compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration received for such companies;

•
compared the financial and operating performance of MIPS Technologies with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of MIPS Technologies common stock and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by the management of MIPS Technologies relating to its business; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

    J.P. Morgan also held discussions with certain members of the management of MIPS Technologies with respect to certain aspects of the merger, and the past and current business operations of MIPS Technologies, the financial condition and future prospects and operations of MIPS Technologies, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

    J.P. Morgan relied upon and assumed, without assuming responsibility or liability for independent verification, the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by MIPS Technologies or otherwise reviewed by or for J.P. Morgan.  J.P. Morgan did not conduct or was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of MIPS Technologies under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to it or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of MIPS Technologies to which such analyses or forecasts relate.  J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based.  J.P. Morgan also assumed that the  merger and the other transactions contemplated by the merger agreement (including the recapitalization and completion of the transactions contemplated by the patent sale agreement and related license agreements) will be consummated as described in each respective agreement without waiver of any conditions contained therein, and that the respective definitive agreements will not differ in any material respects from the drafts thereof provided to J.P. Morgan.  J.P. Morgan relied as to all legal matters relevant to the rendering of its opinion upon the advice of counsel.  J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on MIPS Technologies or on the contemplated benefits of the merger.

    The projections furnished to J.P. Morgan for MIPS Technologies were prepared by the management of MIPS Technologies.  MIPS Technologies does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the merger, and such projections were not prepared with a view toward public disclosure.  These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates.  Accordingly, actual results could vary significantly from those set forth in such projections.  See “The Merger—Certain Unaudited Financial Projections” beginning on page 97 for more information about these projections.

    J.P. Morgan’s opinion is based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion.  Subsequent developments may affect J.P. Morgan’s opinion, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion.  J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of MIPS Technologies’ common stock, after giving effect to the recapitalization, patent sale and related license agreements, in the proposed merger, and J.P. Morgan has expressed no opinion as to the fairness of the merger to, or any consideration of, the holders of any other class of securities, creditors or other constituencies of MIPS Technologies or the underlying decision by MIPS Technologies to engage in the merger. J.P. Morgan expressed no opinion as to the price at which MIPS Technologies’ common stock will trade at any future time.  J.P. Morgan assumed for all purposes related to its opinion that the recapitalization would result in approximately 8.2 million shares outstanding prior to the merger.

    In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion.  The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

   Public Trading Multiples.  Using publicly available information, J.P. Morgan compared selected financial data of MIPS Technologies with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to MIPS Technologies after giving effect to the recapitalization, patent sale and related license agreements.  The companies selected by J.P. Morgan were:

•	Applied Micro Circuits Corporation

•	CEVA, Inc.

•	Ikanos Communications, Inc.

•	Lattice Incorporated

•	Rambus Inc.

•	Tessera Technologies, Inc.

    J.P. Morgan selected these companies because, among other reasons, based on J.P. Morgan’s judgment and experience, they are similar to MIPS Technologies after giving effect to the recapitalization, patent sale and related license agreements. None of the selected companies reviewed is identical to MIPS Technologies. Accordingly, a complete analysis of the results of the following calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning the differences in the financial and operating characteristics of the selected companies compared to MIPS Technologies and other factors that could affect the public trading value of the selected companies and MIPS Technologies.

    Using publicly available information, J.P. Morgan calculated for each of the selected companies the firm value as a multiple of estimated revenue for calendar year 2013 (the "FV/Revenue Multiple").  The FV/Revenue Multiples for the selected companies for 2013 are as follows:

Company	FV/Revenue Multiple
Applied Micro Circuits Corporation	1.5x
CEVA, Inc.	3.2x
Ikanos Communications, Inc.	0.5x
Lattice Incorporated	0.9x
Rambus Inc.	2.2x
Tessera Technologies, Inc.	0.7x

    Based on the results of its analysis of the FV/Revenue Multiple for each of the companies and other factors that J.P. Morgan deemed appropriate, J.P. Morgan calculated a representative FV/Revenue Multiple range of 0.5x to 1.0x. J.P. Morgan then calculated the equity value per share of common stock implied by applying this range of multiples to MIPS Technologies management’s estimates of fiscal year 2013 revenue under both Case 1 and Case 2.  Both Case 1 and Case 2 reflect management’s projected financial results after giving effect to the recapitalization, patent sale and related license agreements.

    This analysis performed by J.P. Morgan yielded implied trading values for the MIPS Technologies common stock of approximately $3.10 to $6.25 per share under Case 1, and $2.80 to $5.55 per share under Case 2, and aggregate common stock value of $25 million to $50 million under Case 1 and $25 million to $45 million under Case 2. Values presented were rounded to the nearest $0.05 per share and $5 million, respectively, and the per-share prices assumed a post-recapitalization share count of approximately 8.2 million shares.  J.P. Morgan noted that the consideration per share to be received by the holders of MIPS Technologies common stock in the merger  is $7.31 per share, and the aggregate merger consideration is $60 million.

   Selected Transaction Analysis.  Using publicly available information, J.P. Morgan examined selected transactions with respect to businesses which J.P. Morgan determined to be comparable to MIPS Technologies’ business after giving effect to the recapitalization, patent sale and related license agreements.  Specifically, J.P. Morgan reviewed the following transactions:

Acquiror	Target	Month and Year Announced
Zoran Corporation	Microtune, Inc.	September 2010
Microchip Technology Inc.	Silicon Storage Technology, Inc.	February 2010
Virage Logic Corporation	ARC International Corp.	August 2009
Synopsys, Inc.	Chipidea Microelectronica S.A.	May 2009
Integrated Device Technology, Inc.	Tundra Semiconductor Corp.	April 2009
ON Semiconductor Corporation	Catalyst Semiconductor, Inc.	July 2008
Freescale Semiconductor, Ltd.	SigmaTel, Inc.	February 2008

    Using publicly available information, J.P. Morgan calculated for each of the selected companies the firm value as a multiple of the one-year forward revenue (the "Forward Revenue Multiple").  The Forward Revenue Multiples for the selected transactions are as follows:

Acquiror	Target	Forward Revenue Multiple
Zoran Corporation	Microtune, Inc.	0.8x
Microchip Technology Inc.	Silicon Storage Technology, Inc.	0.4x
Virage Logic Corporation	ARC International Corp.	1.1x
Synopsys, Inc.	Chipidea Microelectronica S.A.	1.0x
Integrated Device Technology, Inc.	Tundra Semiconductor Corp.	0.9x
ON Semiconductor Corporation	Catalyst Semiconductor, Inc.	1.1x
Freescale Semiconductor, Ltd.	SigmaTel, Inc.	0.3x

    Based on the results of this analysis and other factors that J.P. Morgan deemed appropriate, J.P. Morgan calculated a representative Forward Revenue Multiple range of 0.4x to 1.1x. J.P. Morgan then calculated the equity value per share of common stock implied by applying this range of multiples to MIPS Technologies management’s estimates of fiscal year 2013 revenue under both Case 1 and Case 2.

    This analysis performed by J.P. Morgan yielded implied equity values for the MIPS Technologies common stock of approximately $2.50 to $6.85 per share under Case 1, and $2.20 to $6.10 per share under Case 2, and aggregate common stock value of $20 million to $55 million under Case 1 and $20 million to $50 million under Case 2. Values presented were rounded to the nearest $0.05 per share and $5 million, respectively, and the per-share prices assumed a post-recapitalization share count of approximately 8.2 million shares.  J.P. Morgan noted that the consideration per share to be received by the holders of MIPS Technologies common stock in the merger is $7.31, and the aggregate merger consideration is $60 million.

   Discounted Cash Flow Analysis.  J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per share of MIPS Technologies common stock after the giving effect to the recapitalization, patent sale and related license agreements.  A discounted cash flow analysis is a method of evaluating an asset using estimates of the future "unlevered free cash flows" generated by assets and taking into consideration the time value of money with respect to those future cash flows by calculating their “present value.” For purposes of the J.P. Morgan opinion, "unlevered free cash flows" were calculated by taking the tax-affected earnings before interest, adding back depreciation and amortization, subtracting capital expenditures, subtracting tax-affected stock-based compensation expenses, subtracting tax-affected restructuring expenses and adjusting for changes in working capital.  For the purposes of the J.P. Morgan opinion, “present value” refers to the current value of one or more future unlevered free cash flows from the asset, which we refer to as that asset’s cash flows, and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capitalized returns and other appropriate factors. For purposes of the J.P. Morgan opinion, “terminal value” refers to the capitalized value of all cash flows from an asset for periods beyond the final forecast period. J.P. Morgan calculated the unlevered free cash flows that MIPS Technologies is expected to generate during fiscal years 2013 through 2025 based upon two sets of financial projections prepared by the management of MIPS Technologies through the fiscal year ended 2020, Case 1 and Case 2, and extrapolated by J.P. Morgan after discussion with management through 2025, which management subsequently reviewed and approved for J.P. Morgan’s use.  J.P. Morgan also calculated a range of terminal asset values of MIPS Technologies at the end of the 13-year period ending fiscal year ended 2025 by applying a perpetual growth rate ranging from 0.0% to 3.0% of the unlevered free cash flow of  MIPS Technologies during the final year of the 13-year period.  The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 12.0% to 16.0%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of MIPS Technologies.  Based on the management projections under Case 1, applying perpetual growth rates ranging from 1.0% to 3.0% and discount rates ranging from 12.0% to 16.0%, the discounted cash flow analysis indicated a range of equity values of between negative $1.15 and negative $1.20 per share of MIPS Technologies common stock, and aggregate common stock value of negative $10 million. Based on the management projections under Case 2, applying a perpetual growth rate of 0.0% and discount rates ranging from 12.0% to 16.0%, the discounted cash flow analysis indicated a range of equity values of between $2.75 and $3.25 per share of MIPS Technologies common stock, and aggregate common stock value of $25 million. Values presented were rounded to the nearest $0.05 per share and $5 million, respectively, and the per-share prices assumed a post-recapitalization share count of approximately 8.2 million shares.

    The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion.  Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected companies reviewed as described in the above summary is identical to MIPS Technologies, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of MIPS Technologies. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to MIPS Technologies and the transactions compared to the merger.

    As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes.  J.P. Morgan was selected to advise MIPS Technologies with respect to the merger on the basis of such experience and its familiarity with MIPS Technologies.

    For services rendered in connection with the merger, recapitalization, patent sale and related license agreements, MIPS Technologies has agreed to pay J.P. Morgan a fee of approximately $9.0 million, of which $1 million was payable upon delivery of J.P. Morgan's opinion and was not contingent on the consummation of any transaction. In addition, MIPS Technologies has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the Federal securities laws.

    During the two years preceding the date of its opinion, neither J.P. Morgan nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with MIPS Technologies or Imagination Technologies. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of MIPS Technologies or Imagination Technologies for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Certain Unaudited Financial Projections

    The financial projections comprised three cases, Case 1 and Case 2, and a third case provided to potential bidders which we refer to as Case 3.  The following summarizes Case 1, Case 2 and Case 3 that were prepared by management on the basis and for the limited and specific context described below.  Case 1 is a disinvestment scenario prepared by management that includes substantial reductions in business investment and assumes that MIPS Technologies’ business remains consistent with the current trends that MIPS Technologies is experiencing in the market.  Case 2, also provided by management, assumes that MIPS Technologies’ business is restructured to collect future royalties, but MIPS Technologies no longer actively develops or licenses products going forward.  Case 3 was prepared by management with a view to showing bidders the potential performance of MIPS Technologies’ remaining business following the patent sale with the backing of an acquirer entity following an acquisition such as the merger and assumes that we have become part of such an acquirer’s business.  In each case, MIPS Technologies projects that revenue and EBIT for FY2013 will be lower than FY2012's results because (i) royalty per unit are forecasted to continue to decline as they have over the past three years from $0.091 per unit to $0.058 per unit in our last reported quarter resulting from (a) certain licensees reaching timing and volume tiers in their licenses that continue to trigger lower royalty rates, (b) a decline in average selling price for customers whose royalties are calculated as a percentage of their revenue, (c) shifts in product mix at several of our licensees, and (d) consolidation in the industry as certain of our smaller customers were acquired by larger customers with lower royalty rates, and (ii) license revenue is expected to decline as a result of consolidation in the industry, continuing loss of market share to a major competitor as well as a trend for most MIPS Technologies' customers to also have licensed product from the competition. In addition, the FY2012 results reflect a patent license agreement with Broadcom for $26.3 million, but for which revenue and EBIT for FY2012 would have been $59.9 million and a loss of $6.4 million, respectively, rather than revenue of $86.2 million and EBIT of $16.9 million. MIPS Technologies had not previously entered into stand-alone patent license agreements, and there can be no assurance that MIPS Technologies would be able to do so in the future should it continue as an independent, stand-alone company.  For Case 1 and Case 2, MIPS Technologies assumed a tax rate of 35%, capital expenditures of $1 million and a depreciation expense of $1 million for each projected fiscal year.  In addition to the three cases, MIPS Technologies prepared a budget for FY2013 that assumes continued status quo operations.

    MIPS Technologies does not, as a matter of course, publicly disclose projections of future revenues, earnings or other financial performance of the type disclosed below.  MIPS Technologies has included in this proxy statement Case 1 and Case 2 only because such projections and forecasts were provided by MIPS Technologies to J.P. Morgan and, with respect to Case 3, potential bidders.  Case 1 and Case 2 were not provided to any party other than J.P. Morgan.  MIPS Technologies has included in this proxy statement the budget for FY2013 only because such projections and forecasts were provided by MIPS Technologies to potential bidders and to our board of directors.

    These financial projections and forecasts were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, the IFRS or U.S. GAAP.  Ernst & Young LLP, MIPS Technologies’ independent registered public accounting firm, has not examined or compiled or performed any procedures on any of the financial projections, expressed any conclusion or provided any form of assurance with respect to the financial projections and, accordingly, assumes no responsibility for them.  The report of Ernst & Young LLP, included elsewhere or incorporated by reference in this proxy statement, relates to the historical financial information of MIPS Technologies.  It does not extend to the financial projections and should not be read to do so.  The inclusion of this information in this proxy statement should not be regarded as an indication that MIPS Technologies or any recipient of this information considered, now considers or will consider this information to be necessarily predictive of future results.  MIPS Technologies does not intend to update or otherwise revise the financial projections to correct any errors existing in such projections when made, to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the financial projections are shown to be in error.

    Although presented with numerical specificity, the financial projections and forecasts included in this proxy statement are based on numerous estimates and assumptions that are subject to factors, such as future performance of currently marketed products, third party competition for marketed products, future business development activities, industry performance, general business, economic, market and financial conditions and the other factors listed in this proxy statement under the section entitled “Cautionary Statement Concerning Forward-Looking Information,” which are difficult to predict and most of which are beyond the control of MIPS Technologies.  These or other factors may cause the financial projections or the underlying assumptions and estimates to be inaccurate.  Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year.  The financial projections also do not take into account any circumstances or events occurring after the date they were prepared, except that the projections assume consummation of, and give effect to, the patent sale and recapitalization, and that Case 3, in addition to the patent sale and recapitalization, gives effect to a transaction similar to the merger from the perspective of a potential acquirer.  The inclusion of the financial projections and forecasts in this proxy statement shall not be deemed an admission or representation by MIPS Technologies that such information is material.  The inclusion of the projections should not be regarded as an indication that MIPS Technologies considered or now considers them to be a reliable prediction of future results and you should not rely on them as such.  Accordingly, there can be no assurance that the financial projections will be realized, and actual results may vary materially from those reflected in the projections.  You should read the section entitled “Cautionary Statement Concerning Forward-Looking Information” beginning on page 29 for additional information regarding the risks inherent in forward-looking information such as the financial projections.

    Certain of the financial projections set forth herein may be considered non-U.S. GAAP financial measures.  MIPS Technologies believes this information could be useful in evaluating, on a prospective basis, its potential future operating performance and cash flow.  Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures as used by MIPS Technologies may not be comparable to similarly titled amounts used by other companies.

    The below dollar amounts are in millions of U.S. dollars, rounded to the nearest one million dollars, for each fiscal year ending June 30.

Case 1

	2013E	2014E	2015E	2016E	2017E	2018E	2019E	2020E
Revenue	$54	$48	$47	$47	$45	$40	$40	$39
EBIT	$(9)	$(6)	$(3)	$(1)	$(0)	$(3)	$0	$1

Case 2

	2013E	2014E	2015E	2016E	2017E	2018E	2019E	2020E
Revenue	$53	$37	$32	$27	$23	$15	$12	$8
EBIT	$15	$24	$19	$18	$18	$11	$7	$4
Restructuring costs	$(35)	$0	$0	$(3)	$0	$0	$0	$0
EBIT post-restructuring exp.	$(20)	$24	$19	$15	$18	$11	$7	$4

Case 3

		2013E			2014E			2015E
	Low	Mid	High	Low	Mid	High	Low	Mid	High
Revenue	$60	$65	$69	$63	$68	$73	$67	$72	$77
EBIT	$(4)	$1	$6	$(3)	$2	$7	$(1)	$5	$10

    Budget for FY2013

2013E
Revenue	$60
Operating Income	$0

Treatment of Stock Options and Restricted Stock Units

    In connection with the patent sale, the recapitalization and the merger, pursuant to MIPS Technologies’ equity incentive plans and programs, MIPS Technologies equity awards will be subject to the following treatment.

    MIPS Technologies Stock Options.  Individuals holding stock options at the time of the recapitalization will generally be entitled to receive a cash payment in respect of each vested or unvested option based on the value of a share of MIPS Technologies common stock, calculated as set forth in the merger agreement, over the exercise price of the option, less any applicable withholding taxes, and all stock options will be cancelled at the time of the recapitalization. Stock options with an exercise price per share is equal to or greater than the value of a share of MIPS Technologies common stock will be cancelled for no value.

    MIPS Technologies Restricted Stock Units.  Following the closing of the patent sale and in connection with the patent sale, the recapitalization and the certificate of amendment, the restricted stock units that are outstanding immediately prior to the recapitalization will be converted into the right to receive a total of approximately $7.94 per share of common stock subject to such restricted stock units prior to the recapitalization, calculated as follows.  In the recapitalization, the restricted stock units will be converted into (i) an amount in cash currently estimated to be approximately $6.14 per share of common stock subject to such restricted stock units, without interest and less any applicable withholding taxes, subject to fluctuation as described above under the heading “The Recapitalization,” and (ii) restricted stock units denominated in 0.226276 shares of MIPS Technologies common stock.  Additionally, with respect to the restricted stock units that remain outstanding immediately prior to the effective time of the merger, after giving effect to the conversion described in the previous sentence, the vesting restrictions will lapse and the restricted stock units will be deemed fully vested as of the effective time, and such restricted stock units will be cancelled and converted into the right to receive a cash amount equal to the product of the total number of shares of common stock subject to such restricted stock units, multiplied by the merger consideration of $7.94 per share of common stock (approximately $1.80 per share of common stock subject to such restricted stock units prior to the recapitalization), without interest and less any applicable withholding taxes. All payments owed to holders of restricted stock units will be made promptly after the effective time of the merger by Imagination Technologies through the surviving corporation’s payroll account.

Treatment of Employee Stock Purchase Plan

    Our ESPP authorizes the issuance of up to 1,499,955 shares of MIPS Technologies common stock and is for the benefit of qualifying employees and directors as designated by our board of directors. With respect to the ESPP, consistent with the terms of the ESPP and the merger agreement and subject to the closing of the merger:

•	the current offering period under the ESPP will end on January 15, 2013; and

•	the ESPP will terminate effective as of the day immediately preceding the effective time of the merger.

Interests of Our Directors and Executive Officers in the Patent Sale, Recapitalization and Merger

    In considering the recommendation of our board of directors with respect to the merger, the patent sale, the recapitalization and the related certificate of amendment, our stockholders should be aware that our executive officers and directors have certain interests in the merger, recapitalization and patent sale that may be different from, or in addition to, the interests of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement, patent sale agreement, the merger, the patent sale, the recapitalization and the related certificate of amendment and in making its recommendation that MIPS Technologies stockholders adopt the merger agreement, patent sale agreement and certificate of amendment. These interests are described below.  None of our current executive officers have received an offer from Imagination Technologies to remain with MIPS Technologies following the closing of the merger and none of our current directors will remain with MIPS Technologies following the closing of the merger.

    Treatment of Stock Options and Restricted Stock Units

    Pursuant to MIPS Technologies’ equity incentive plans and programs and the terms of the merger agreement, and consistent with the treatment of equity awards to all holders generally, MIPS Technologies equity awards held by our executive officers and directors that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment.

    MIPS Technologies Stock Options.  Individuals holding stock options at the time of the recapitalization will generally be entitled to receive a cash payment in respect of each vested or unvested option based on the value of a share of MIPS Technologies common stock, calculated as set forth in the merger agreement, over the exercise price of the option, less any applicable withholding taxes, and all stock options will be cancelled at the time of the recapitalization. Stock options with an exercise price per share is equal to or greater than the value of a share of MIPS Technologies common stock will be cancelled for no value.

    MIPS Technologies Restricted Stock Units. Following the closing of the patent sale and in connection with the patent sale, the recapitalization and the certificate of amendment, the restricted stock units that are outstanding immediately prior to the recapitalization will be converted into the right to receive a total of approximately $7.94 per share of common stock subject to such restricted stock units prior to the recapitalization, calculated as follows.  In the recapitalization, the restricted stock units will be converted into (i) an amount in cash currently estimated to be approximately $6.14 per share of common stock subject to such restricted stock units, without interest and less any applicable withholding taxes, subject to fluctuation as described above under the heading “The Recapitalization,” beginning on page 7 and (ii) restricted stock units denominated in 0.226276 shares of MIPS Technologies common stock.  Additionally, with respect to the restricted stock units that remain outstanding immediately prior to the effective time of the merger, after giving effect to the conversion described in the previous sentence, the vesting restrictions will lapse and the restricted stock units will be deemed fully vested as of the effective time, and such restricted stock units will be cancelled and converted into the right to receive a cash amount equal to the product of the total number of shares of common stock subject to such restricted stock units, multiplied by the merger consideration of $7.94 per share of common stock (approximately $1.80 per share of common stock subject to such restricted stock units prior to the recapitalization), without interest and less any applicable withholding taxes. All payments owed to holders of restricted stock units will be made promptly after the effective time of the merger by Imagination Technologies through the surviving corporation’s payroll account.

    Summary Table

    The following table shows, for each executive officer and each director, as applicable, as of December 31, 2012, based on the treatment and estimated conversion and payment amounts described above under “Treatment of Stock Options and restricted Stock Units” beginning on page 100 (i) the number of shares subject to vested options held by such individual immediately prior to the recapitalization, (ii) the cash consideration that such individual will receive for such vested options in connection with the recapitalization, (iii) the number of shares subject to unvested options held by such individual immediately prior the recapitalization, (iv) the cash consideration that such individual will receive for such unvested options upon completion of the recapitalization, (v) the number of shares subject to restricted stock units held by the individual prior to the recapitalization, (vi) the cash consideration that the individual will receive for such restricted stock units upon completion of the recapitalization and merger, (vii) the total cash consideration the individual will receive for all unvested equity awards upon completion of the recapitalization and merger, and (viii) the total cash consideration such individual will receive for all outstanding equity awards upon completion of the recapitalization and merger.

Name	Vested Options (#)	Payment for Vested Options ($)	Unvested Options (#)	Payment for Unvested Options ($)	Restricted Stock Units (#)	Payment for Restricted Stock Units ($)	Total Payment for Unvested Equity Awards ($)	Total Payment for Outstanding Equity Awards ($)
Executive Officers
Sandeep Vij	640,000	$2,240,267	90,001	$265,936	90,338	$717,284	$983,220	$3,223,487
William Slater	45,139	$151,216	79,861	$267,534	41,043	$325,881	$593,415	$744,631
Ravikrishna Cherukuri	282,500	$992,092	57,500	$180,508	32,672	$259,416	$439,924	$1,432,016
Gail Shulman	152,473	$689,579	31,111	$85,022	43,483	$345,255	$430,277	$1,119,856
Gideon Intrater	25,167	$82,176	40,833	$134,124	34,418	$273,279	$407,403	$489,579
Brad Holtzinger	77,777	$263,415	25,556	$68,079	20,145	$159,951	$228,030	$491,445
Dave Singhal	13,333	$40,666	16,667	$50,834	48,316	$383,629	$434,463	$475,129
Directors
Kenneth L. Coleman	70,000	$204,705	—	$—	—	$—	$—	$204,705
Fred M. Gibbons	70,000	$204,705	—	$—	—	$—	$—	$204,705
Robert R. Herb	60,000	$184,525	—	$—	—	$—	$—	$184,525
William M. Kelly	70,000	$204,705	—	$—	—	$—	$—	$204,705
Jeffrey S. McCreary	—	$—	—	$—	7,543	$59,891	$59,891	$59,891
Kenneth H. Traub	—	$—	—	$—	7,543	$59,891	$59,891	$59,891
Robin L. Washington	65,000	$257,750	—	$—	—	$—	$—	$257,750
Frederick Weber	—	$—	—	$—	—	$—	$—	$—

Indemnification and Insurance

    Pursuant to the merger agreement, Imagination Technologies and the surviving corporation are required to (and Imagination Technologies is required to cause the surviving corporation to) fulfill and honor MIPS Technologies’ current indemnification obligations (including advancement of expenses) of the current and former directors, officers and employees of MIPS Technologies and its subsidiaries (including any person who becomes a director, officer or employee prior to the effective time of the merger), which we refer to collectively as the indemnified parties, following the effective time of the merger for acts and omissions occurring at or prior to the effective time of the merger to the fullest extent permitted by applicable law, and to assume all obligations of MIPS Technologies and its subsidiaries to the indemnified parties in respect of indemnification and exculpation from liabilities for acts and omissions occurring at or prior to the effective time of the merger as provided in the organizational and governing documents and the indemnification agreements of MIPS Technologies and its subsidiaries for 6 years from the effective time of the merger. In addition, Imagination Technologies and the surviving corporation agreed not to amend, repeal or otherwise modify such agreements or provisions of organizational documents unless required by applicable law.

    MIPS Technologies is required to purchase as a condition to the closing of the merger an insurance policy for the benefit of the indemnified parties with respect to directors’ and officers’ liability insurance on terms and conditions no less favorable than those of MIPS Technologies’ directors’ and officers’ liability insurance policy as currently in effect for a term of six years.

Deferred Compensation Plan

    Certain of our executive officers participate in our Nonqualified Deferred Compensation Plan, or DCP.  Pursuant to the terms of the DCP, participants defer receipt of qualifying compensation and are fully vested in all amounts that they contribute to the DCP. The DCP does not provide for employer contributions.  In connection with the merger, all such deferred amounts become immediately payable to participants in a lump sum or in installments, as previously elected by each participant, and commence as soon as administratively feasible following the merger.

    Change in Control Agreements

    We have entered into change in control agreements with each of the following named executive officers: Sandeep Vij (President and Chief Executive Officer), William Slater (Vice President, Chief Financial Officer), Ravikrishna Cherukuri (Vice President, Engineering), Gail Shulman (Vice President, General Counsel) and Gideon Intrater (Vice President, Marketing), as well as the following of our executive officers: Brad Holtzinger (Vice President, Worldwide Sales) and Dave Singhal (Vice President, Corporate Development & Strategy).

    Pursuant to each of the change in control agreements, in the event of a “change in control” (as defined in the respective agreements), the executive will be entitled to accelerated vesting of any unvested stock options and restricted stock units.  In addition, under the change in control agreements, if an executive officer’s employment is terminated by MIPS Technologies for reasons other than “cause” or if an executive officer terminates his or her employment for “good reason” (as such terms are defined in the respective agreements) (a “Qualifying Termination”), and such termination occurs within 24 months following a change in control, the executive officer will receive an amount equal to 24 months of base salary, payable as a lump sum pursuant to the terms of the change in control agreement.

    In the event that any amounts or benefits to be paid or provided to an executive officer under a change in control agreement or otherwise would be subject to the golden parachute excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the payments and benefits to be made or provided will be reduced to the largest payment that would not trigger the excise tax, but only if such reduction would result in the executive officer retaining a greater amount, on an after-tax basis, than if no such reduction was made.

    Transaction-Related Bonus Payments

    Certain of our executive officers are entitled to transaction-related bonus payments, awarded in connection with their efforts related to the merger agreement and patent sale.  Specifically, the following bonus amounts were approved for executive officers by our board of directors:  $150,000 for Sandeep Vij; $100,000 for Gail Shulman; $75,000 for William Slater and $50,000 for Brad Holtzinger.  These bonuses will be paid prior to the closing of the merger.

    Merger-Related Compensation

    The table below summarizes the potential payments and value of benefits for each of the named executive officers of MIPS Technologies in connection with the patent sale, recapitalization and merger, consistent with the requirements of Item 402(t) of Regulation S-K, assuming that the merger and other transactions described in this proxy were consummated on December 31, 2012, the last practicable date prior to the filing of this proxy statement, and that the named executive officers experienced a Qualifying Termination on such date.  In addition to the amounts payable for the named executive officers set forth below, Mr. Holtzinger, Mr. Singhal and our other executive officers, would be entitled to severance payments under their respective change in control agreements totaling $1,063,775 and $955,129, respectively.  Certain of the amounts payable may vary depending on the actual dates of the consummation of the merger and any Qualifying Termination.

Golden Parachute Compensation

Name	Cash (1)	Equity (2)	Pension/NQDC (3)	Total
Sandeep Vij	$1,020,000	$3,223,487	$—	$4,243,487
William Slater	$675,000	$744,631	$—	$1,419,631
Ravikrishna Cherukuri	$620,000	$1,432,016	$—	$2,052,016
Gail Shulman	$650,000	$1,119,856	$—	$1,769,856
Gideon Intrater	$560,000	$489,579	$29,997	$1,079,576

(1)
Cash.  Potential severance payments to be made under the respective change in control agreements. These arrangements are “double-trigger” because amounts are payable upon a Qualifying Termination occurring within 24 months following a change of control.  Such amounts would be payable in a lump sum by Imagination Technologies.  Amounts also include the following transaction-related bonus amounts: $150,000 for Sandeep Vij, $100,000 for Gail Shulman and $75,000 for William Slater, which arrangements are “single-trigger” because amounts are payable in connection with the merger, to be paid in a lump sum by MIPS Technologies prior to the closing of the merger.

(2)
Equity. Represents the aggregate payments to be made in respect of equity incentive awards held by our named executive officers in connection with the merger, patent sale and recapitalization described in this proxy, as described in greater detail under “Treatment of Stock Option and Restricted Stock Units.”  These arrangements are “single-trigger” because the amounts do not require a termination of employment and are payable upon or in connection with the consummation of the merger or other transactions described in this proxy.  These amounts include values with respect to the outstanding equity incentive awards that would become vested in connection with the consummation of the merger, patent sale and recapitalization:

Name	Stock Options	Restricted Stock Units	Total
Sandeep Vij	$2,506,203	$717,284	$3,223,487
William Slater	$418,750	$325,881	$744,631
Ravikrishna Cherukuri	$1,172,600	$259,416	$1,432,016
Gail Shulman	$774,601	$345,255	$1,119,856
Gideon Intrater	$216,300	$273,279	$489,579

(3)   Non-Qualified Deferred Compensation.  Represents payments made under the DCP in connection with the merger.  These arrangements are “single-trigger” because they become payable upon a change in control.

United States Federal Income Tax Consequences of the Merger

    The anticipated tax consequences of the merger are as described in “United States Federal Income Tax Considerations” beginning on page 171 of this proxy statement.

Regulatory Matters of the Merger

    On December 17, 2012, MIPS Technologies and Imagination Technologies filed with CFIUS a joint voluntary notice of the transactions contemplated by the merger agreement pursuant to the Defense Production Act of 1950, as amended. MIPS Technologies and Imagination Technologies intend to provide CFIUS with any additional or supplemental information it requests to obtain a written notification issued by CFIUS that it has concluded its review (or, if CFIUS deems necessary, its investigation) and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the merger agreement.

    We have determined that no clearances from governmental agencies are required prior to the completion of the merger. However, such governmental authorities could take action under applicable antitrust laws, including seeking to prohibit the completion of the merger. For a more detailed discussion of the requirements regarding regulatory matters under the merger agreement, please see “The Merger Agreement — Agreements to Use Reasonable Best Efforts” beginning on page 123 of this proxy statement.

Financing Related to the Merger

    Imagination Technologies has represented in the merger agreement that it has, and as of the closing will have, sufficient immediately available funds to pay when due the aggregate merger consideration and to pay when due all of its fees and expenses related to the transactions contemplated by the merger agreement. The receipt of financing by Imagination Technologies is not a condition to the obligations of either party to complete the merger under the terms of the merger agreement.

Effects on Us if the Merger is Not Completed

    If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares or stock options or other equity awards in connection with the merger or in connection with the recapitalization. Instead, MIPS Technologies will remain an independent public company and our common stock will continue to be listed and traded on the NASDAQ Global Select Market. In addition, if the merger is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today, and our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, except as modified by the consummation of the patent sale (if consummated).  In addition, if the patent sale is consummated but the merger is not consummated, the stockholders would be subject to additional risks including potential losses on the $315 million initial cash payment in the patent sale resulting from inflation or any investment or other losses on the use of that cash as well as any of the $35 million escrow amount ultimately paid to MIPS Technologies, potential losses due to indemnification claims against the $35 million dollar escrow amount in the patent sale and further adverse tax treatment on any amount of these proceeds which are distributed to stockholders as a dividend or other method by which any or all of these funds are transferred to stockholders, if any are transferred to stockholders.  For more information on the anticipated tax consequences if the merger and the recapitalization are not consummated, see “United States Federal Income Tax Considerations – United States Federal Income Tax Consequences of the Patent Sale if the Recapitalization and the Merger Are Not Consummated” beginning on page 171 of this proxy statement.  Accordingly, if the merger is not consummated, there can be no assurance as to the effect of these existing and additional risks and opportunities on the future value of your MIPS Technologies shares. Under specified circumstances, we may be required to pay Imagination Technologies a termination fee of $2,750,000 and certain of Imagination Technologies fees and expenses (up to $2,000,000), as described in “The Merger Agreement – Termination Fees” beginning on page 129 of this proxy statement.

    If the merger is not completed, from time to time, our board of directors will evaluate and review, among other things, our business, operations, properties, dividend policy and capitalization and make such changes as are deemed appropriate and continue to seek to identify various alternatives to enhance stockholder value. If the merger agreement is not adopted by our stockholders, or if the merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to MIPS Technologies will be offered, or that our business, prospects or results of operations will not be adversely impacted.

Delisting and Deregistration of Our Common Stock

    If the merger is completed, our common stock will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.

Litigation Related to the Merger

On November 29, 2012, an alleged stockholder filed a putative class action entitled Capgrowth Group v. Sandeep S. Vij et al., Case No. 1:12-CV-236874, in the Superior Court of the State of California, Santa Clara County, which we refer to in this proxy statement as the Capgrowth Action. The defendants are MIPS Technologies and the members of our board of directors. The complaint alleges that the individual defendants breached their fiduciary duties to MIPS Technologies stockholders in connection with the patent sale agreement and the merger agreement and the transactions contemplated thereby. Specifically, the complaint alleges, among other things, that the proposed transactions arise out of a flawed process, that the individual defendants engaged in self-dealing in relation to the proposed transactions, which resulted in a failure to maximize stockholder value. The complaint further alleges that MIPS Technologies and the individual defendants breached their fiduciary duties by omitting material facts from the preliminary proxy statement filed by MIPS Technologies with the Securities and Exchange Commission on November 20, 2012, in connection with the proposed transactions. The plaintiff seeks, among other things, an order enjoining the consummation of the merger, an award of compensatory or rescissory damages, and awarding attorneys’ fees and costs.  On December 17, 2012, defendants filed a motion to stay the Capgrowth Action pending resolution of the more advanced Shankar Action (defined below).

On December 12, 2012, an alleged stockholder filed a putative class action entitled Frank Minjarez v. MIPS Technologies, Inc., Case No. 1:12-CV-237719, in the Superior Court of the State of California, Santa Clara County. The defendants are MIPS Technologies, the members of our board of directors, Acquisition Sub, AST and Bridge Crossing.  The complaint alleges that MIPS Technologies and the individual defendants breached their fiduciary duties to MIPS Technologies stockholders in connection with the patent sale agreement and the merger agreement and the transactions contemplated thereby. Specifically, the complaint alleges, among other things, that the proposed transactions arise out of a flawed process, that the individual defendants engaged in self-dealing in relation to the proposed transactions, which resulted in a failure to maximize stockholder value. The complaint further alleges that MIPS Technologies and the individual defendants breached their fiduciary duties by omitting material facts from the preliminary proxy statement filed by MIPS Technologies with the Securities and Exchange Commission on November 20, 2012, in connection with the proposed transactions. The complaint further alleges Acquisition Sub, Bridge Crossing and AST aided and abetted the alleged breaches of fiduciary duty by MIPS Technologies and the individual defendants.  The plaintiff seeks, among other things, an order enjoining the consummation of the proposed transactions, rescinding the proposed transactions if they are consummated, and awarding attorneys’ fees and costs.

On December 12, 2012, an alleged stockholder filed a putative class action entitled Ashish Shankar v. Kenneth L. Coleman, Case No. 8103-VCN, in the Court of Chancery of the State of Delaware, which we refer to in this proxy statement as the Shankar Action. The defendants are MIPS Technologies, the members of our board of directors, Acquisition Sub, Imagination Technologies, AST, and Bridge Crossing.  The complaint alleges that the individual defendants breached their fiduciary duties to MIPS Technologies stockholders in connection with the patent sale agreement and the merger agreement and the transactions contemplated thereby. Specifically, the complaint alleges, among other things, that the proposed transactions arise out of a flawed process, that the individual defendants engaged in self-dealing in relation to the proposed transactions, which resulted in a failure to maximize stockholder value. The complaint further alleges that the individual defendants breached their fiduciary duties by omitting material facts from the preliminary proxy statement filed by MIPS Technologies with the Securities and Exchange Commission on November 20, 2012, in connection with the proposed transactions. The complaint further alleges Imagination Technologies, Acquisition Sub, Bridge Crossing and AST aided and abetted the alleged breaches of fiduciary duty by the individual defendants.  The plaintiff seeks, among other things, an order enjoining the consummation of the proposed transactions, rescinding the proposed transactions if they are consummated or awarding rescissory damages, awarding damages, and awarding attorneys’ fees and costs.

On December 14, 2012, MIPS Technologies and the individual defendants answered the complaint in the Shankar Action.  On December 17, 2012, Imagination Technologies and Acquisition Sub entered their appearance in the Shankar Action.  Also on December 17, the Court of Chancery entered an order governing the production and exchange of confidential and highly confidential information.  On December 18, the Court of Chancery entered a scheduling order providing for, among other things, the certification of a non-opt out class in the Shankar Action.  That scheduling order further provides, among other things, that plaintiff will file an amended complaint no later than three days after MIPS Technologies files this revised preliminary proxy statement with the SEC.  Also on December 18, Imagination Technologies and Acquisition Sub answered the complaint in the Shankar Action.

On December 18, 2012, plaintiff in the Capgrowth action filed a first amended complaint adding Imagination Technologies, Acquisition Sub, and Bridge Crossing as defendants.  The first amended complaint further added allegations that Imagination Technologies, Acquisition Sub, and Bridge Crossing aided and abetted the alleged breaches of fiduciary duty by MIPS Technologies and the individual defendants.  The first amended complaint further added a claim against MIPS Technologies, in which plaintiff seeks attorneys' fees associated with the increase in the merger consideration that plaintiff alleges to have precipitated.  Also on December 18, 2012, plaintiff filed an application for a temporary restraining order seeking to enjoin the consummation of the proposed transactions.  Plaintiff's application for a temporary restraining order has been set for hearing on January 15, 2013.

On December 19, 2012, an alleged stockholder filed a putative class action entitled John Mahlke v. MIPS Technologies, Inc., Case No. 8127, in the Court of Chancery of the State of Delaware, which we refer to in this proxy statement as the Mahlke Action. The defendants are MIPS Technologies, the members of our board of directors, Acquisition Sub, and Imagination Technologies.  The complaint alleges that the individual defendants breached their fiduciary duties to MIPS Technologies stockholders in connection with the merger agreement and the transactions contemplated thereby. Specifically, the complaint alleges, among other things, that the proposed merger arises out of a flawed process which resulted in a failure to maximize stockholder value. The complaint further alleges that the individual defendants breached their fiduciary duties by omitting material facts from the preliminary proxy statement filed by MIPS Technologies with the Securities and Exchange Commission on November 20, 2012, in connection with the proposed merger. The complaint further alleges Imagination Technologies and Acquisition Sub aided and abetted the alleged breaches of fiduciary duty by the individual defendants.  The plaintiff seeks, among other things, an order enjoining the consummation of the proposed merger, rescinding the proposed merger if it is consummated or awarding rescissory damages, awarding damages, and awarding attorneys’ fees and costs.

On December 21, 2012, MIPS Technologies and the individual defendants filed an amended motion to stay in the Capgrowth Action.

On December 24, 2012, plaintiff in the Shankar Action filed an amended complaint.  On December 27, 2012, the Court of Chancery granted an order consolidating the Shankar action and the Mahlke action into one action entitled In re MIPS Technologies, Inc. Stockholder Litigation, Consolidated C.A. No. 8103-VCN, which we refer to in this proxy statement as the Consolidated Action.  Pursuant to the agreement of the parties in the Consolidated Action, the amended complaint in the Shankar Action was treated as the operative complaint for the Consolidated Action.

On December 28, 2012, an alleged stockholder filed a putative class action entitled Abhilash Joseph v. Sandeep S. Vij, Case No. 1:12-cv-238629, in the Superior Court of the State of California, Santa Clara County, which we refer to in this proxy statement as the Joseph Action. The defendants are MIPS Technologies and the members of our board of directors.  The complaint alleges that the individual defendants breached their fiduciary duties to MIPS Technologies stockholders in connection with the patent sale agreement and the merger agreement and the transactions contemplated thereby. Specifically, the complaint alleges, among other things, that the proposed transactions arise out of a flawed process, that the individual defendants engaged in self-dealing in relation to the proposed transactions, which resulted in a failure to maximize stockholder value. The complaint further alleges that MIPS Technologies and the individual defendants breached their fiduciary duties by omitting material facts from both the preliminary proxy statement and the revised preliminary proxy statement  filed by MIPS Technologies with the Securities and Exchange Commission on November 20 and December 20, 2012, in connection with the proposed transactions.  The plaintiff seeks, among other things, an order declaring the merger agreement was entered into in breach of the individual defendants' fiduciary duties and that the merger agreement is unenforceable, enjoining the consummation of the proposed transactions, rescinding the merger agreement or the patent sale agreement to the extent either is already implemented, and awarding attorneys’ fees and costs.

    On January 3, 2013, without admitting any wrongdoing and to avoid the burden, expense and disruption of continued litigation, MIPS Technologies, the individual defendants, Bridge Crossing, AST, Imagination Technologies and Merger Sub entered into a memorandum of understanding with the plaintiffs in the Consolidated Action providing for the settlement in principle of the claims brought on behalf of the class in the Consolidated Action.  Pursuant to the memorandum of understanding, MIPS Technologies included additional disclosures in this proxy statement requested by plaintiffs and agreed to waive certain provisions in standstill agreements applicable to two parties.  The parties to the Consolidated Action are in the process of documenting the settlement and will present the settlement to the Court of Chancery for approval when that documentation is complete.

We believe that the lawsuits are wholly without merit and intend to defend vigorously against those suits that have not been settled in principle. However, because any lawsuits which have not been settled in principle are in the early stages, we cannot predict the outcome at this time, and we cannot be assured that the actions will not delay the consummation of the merger or result in substantial costs; even a meritless lawsuit may potentially delay consummation of the patent sale and the merger.

THE MERGER AGREEMENT

    The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement and the subsequent amendments, copies of which are attached to this proxy statement as Annex C, Annex D and Annex E, respectively, and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety.

    The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about MIPS Technologies, Imagination Technologies or Acquisition Sub. Such information can be found elsewhere in this proxy statement and in the other public filings MIPS Technologies makes with the SEC, which are available without charge at www.sec.gov. The representations, warranties and covenants contained in the merger agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Imagination Technologies, Acquisition Sub, MIPS Technologies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty have been included in or incorporated by reference into this proxy statement.

    For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of MIPS Technologies, Imagination Technologies or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this proxy statement or incorporated by reference into this proxy statement.

The Merger

    The merger agreement provides for the merger of Acquisition Sub with and into MIPS Technologies upon the terms, and subject to the conditions, of the merger agreement. As the surviving corporation, MIPS Technologies will continue to exist following the merger as an indirect wholly-owned subsidiary of Imagination Technologies. Upon consummation of the merger, the directors of Acquisition Sub will be the initial directors of the surviving corporation, the officers of Acquisition Sub will be the initial officers of the surviving corporation, and the certificate of incorporation and bylaws of the surviving corporation will be amended to be identical to the certificate of incorporation and bylaws of the Acquisition Sub, until amended in accordance with their terms or as provided by applicable law. All directors or officers of the surviving corporation will hold their positions until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

Effective Time of the Merger

    The merger will be effective at the time the certificate of merger is filed with the Secretary of State of the State of Delaware or such later time as agreed by the parties to the merger agreement and specified in the certificate of merger. We expect to complete the merger as soon as practicable after our stockholders adopt the merger agreement and all other conditions to closing have been satisfied or waived.

    Unless otherwise agreed by the parties to the merger agreement, the parties are required to close the merger no later than the third business day after the satisfaction or, to the extent permitted by law, waiver of the conditions to the closing of the merger (excluding conditions that, by their terms, cannot be satisfied until the closing, but subject to the satisfaction or, to the extent permitted by law, waiver of those conditions at such time). The conditions to the closing of the merger are described under the caption “The Merger Agreement — Conditions to the Closing of the Merger” beginning on page 125 of this proxy statement.

Merger Consideration

    Each share of our common stock issued and outstanding after giving effect to the recapitalization and immediately prior to the effective time of the merger will be converted into the right to receive $7.94 in cash (equivalent to approximately $1.80 for each share of MIPS Technologies common stock outstanding prior to the recapitalization), without interest and less any applicable withholding taxes, except for the following shares:

•	shares owned by MIPS Technologies as treasury stock or by any of MIPS Technologies’ subsidiaries, which shares will be cancelled without consideration;

•	shares owned by a wholly owned subsidiary of MIPS Technologies, Imagination Technologies, Acquisition Sub or any of their subsidiaries, which shares will be cancelled without consideration; and

•
shares owned by stockholders who did not vote in favor of the merger and who are entitled to demand, and have properly demanded, appraisal of such shares pursuant to, and who have complied in all respects with, the provisions of Section 262 of the DGCL as described in further detail under “Dissenters’ Rights of Appraisal” beginning on page 176 of this proxy statement.

    Subject to the above exceptions, after the effective time of the merger, each holder of any shares of our common stock will no longer have any rights with respect to the shares, except for the right to receive the merger consideration.

Payment for the Shares of Common Stock

    Imagination Technologies has designated a paying agent reasonably acceptable to us to receive the aggregate merger consideration for the benefit of the holders of shares of our common stock. The paying agent will also be receiving the proceeds to our stockholders from the recapitalization for distribution. At or prior to the effective time of the merger, Imagination Technologies will deposit with such paying agent cash in immediately available funds in an amount sufficient to pay the merger consideration payable to our stockholders.

    As promptly as practicable after the effective time of the merger (but in no event later than two business days after the effective time of the merger), the surviving corporation will cause the paying agent to send you a letter of transmittal and instructions for exchanging your shares of common stock for the merger consideration and recapitalization proceeds. The paying agent will pay you the merger consideration and recapitalization proceeds to which you are entitled after you have provided to the paying agent your signed letter of transmittal and the paying agent has received (i) in the case of shares of our common stock represented by a certificate, any such certificate and (ii) in the case of shares of our common stock held in book-entry form, an agent’s message, and any other items specified by the letter of transmittal. Interest will not accrue or be paid in respect of the merger consideration. The surviving corporation will reduce the amount of any merger consideration paid to you by any applicable withholding taxes.

    Following the effective time of the merger, there will be no further transfer of shares of our common stock other than to settle transfers that occurred prior to the effective time of the merger.

    If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will be required to provide an affidavit of the loss, theft or destruction, and to post a bond in such reasonable amount as the surviving corporation or the paying agent may direct as indemnity against any claim that may be made with respect to such certificate. These procedures will be described in the letter of transmittal and related instructions that you will receive, which you should read carefully and in their entirety.

    If any cash deposited with the paying agent is not claimed within one year following the effective time of the merger, such cash will be returned to Imagination Technologies upon demand. Subject to any applicable abandoned property, escheat or other similar property laws, after that point, holders of our common stock who have not received payment will be entitled to look only to the surviving corporation or Imagination Technologies with respect to payment of the merger consideration.

    You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificate to the paying agent without a letter of transmittal.

Treatment of Stock Options and Restricted Stock Units

    Pursuant to MIPS Technologies’ equity incentive plans and programs and the terms of the merger agreement and the recapitalization, MIPS Technologies equity awards will be subject to the following treatment.

    MIPS Technologies Stock Options.  Individuals holding stock options at the time of the recapitalization will generally be entitled to receive a cash payment in respect of each vested or unvested option based on the value of a share of MIPS Technologies common stock, calculated as set forth in the merger agreement, over the exercise price of the option, less any applicable withholding taxes, and all stock options will be cancelled at the time of the recapitalization. Stock options with an exercise price per share is equal to or greater than the value of a share of MIPS Technologies common stock will be cancelled for no value.

    MIPS Technologies Restricted Stock Units.  Following the closing of the patent sale and in connection with the patent sale, the recapitalization and the certificate of amendment, the restricted stock units that are outstanding immediately prior to the recapitalization will be converted into the right to receive a total of approximately $7.94 per share of common stock subject to such restricted stock units prior to the recapitalization, calculated as follows.  In the recapitalization, the restricted stock units will be converted into (i) an amount in cash currently estimated to be approximately $6.14 per share of common stock subject to such restricted stock units, without interest and less any applicable withholding taxes, subject to fluctuation as described in this proxy statement under the heading “The Recapitalization” beginning on page 7 and (ii) restricted stock units denominated in 0.226276 shares of MIPS Technologies common stock.  Additionally, with respect to the restricted stock units that remain outstanding immediately prior to the effective time of the merger, after giving effect to the conversion described in the previous sentence, the vesting restrictions will lapse and the restricted stock units will be deemed fully vested as of the effective time, and such restricted stock units will be cancelled and converted into the right to receive a cash amount equal to the product of the total number of shares of common stock subject to such restricted stock units, multiplied by the merger consideration of $7.94 per share of common stock (approximately $1.80 per share of common stock subject to such restricted stock units prior to the recapitalization), without interest and less any applicable withholding taxes. All payments owed to holders of restricted stock units will be made promptly after the effective time of the merger by Imagination Technologies through the surviving corporation’s payroll account.

Treatment of Employee Stock Purchase Plan

    Our ESPP authorizes the issuance of up to 1,499,955 shares of MIPS Technologies common stock and is for the benefit of qualifying employees and directors as designated by our board of directors. With respect to the ESPP, consistent with the terms of the ESPP and the merger agreement and subject to the closing of the merger:

•	the current offering period under the ESPP will end on January 15, 2013; and

•	the ESPP will terminate effective as of the day immediately preceding the closing date of the merger.

Representations and Warranties

    In the merger agreement, MIPS Technologies has made representations and warranties to Imagination Technologies relating to, among other things:

•	its and its subsidiaries’ corporate organization, good standing and qualification;

•	its capitalization;

•	its corporate power and authority to enter into the merger agreement and to consummate the transactions contemplated by the merger agreement;

•	the absence of conflicts with law, MIPS Technologies’ organizational documents and certain contracts to which MIPS Technologies is a party;

•	required regulatory filings, consents and approvals of governmental entities;

•	documents filed with or furnished to the SEC and the accuracy of the information contained in those documents, including with respect to MIPS Technologies’ financial statements and internal controls;

•	the absence of certain undisclosed liabilities;

•	the absence of certain changes;

•	employee benefit and labor matters;

•	the absence of certain legal proceedings;

•	compliance with laws and compliance with, and adequacy of, governmental licenses and permits;

•	compliance with regulatory laws, such as the Foreign Corrupt Practices Act of 1977, as amended, and U.S. export control laws;

•	tax matters;

•	intellectual property matters, including with respect to the patent sale;

•	real property matters;

•	the accuracy of the information supplied by MIPS Technologies for inclusion in this proxy statement;

•	the inapplicability of takeover statutes with respect to the merger;

•	material contracts (including the enforceability thereof and compliance therewith);

•	the stockholder vote required to adopt the merger agreement;

•	insurance matters;

•	the absence of brokers’ and finders’ fees except as otherwise disclosed;

•	the fairness opinion delivered by J.P. Morgan Securities LLC;

•	environmental matters;

•	the representations and warranties contained in the patent sale agreement and related license agreements; and

•	its corporate power and authority to consummate the recapitalization.

    Many of MIPS Technologies’ representations and warranties are qualified by a “Company Material Adverse Effect” standard. For purposes of the merger agreement, “Company Material Adverse Effect” is defined to mean:

•
Any change, event, effect, occurrence, state of facts or development (whether or not constituting a breach of a representation, warranty or covenant set forth in the merger agreement) that, individually or in the aggregate, (a) has had or is reasonably likely to have a material adverse effect on the business, properties, results of operations, assets, liabilities or financial condition of MIPS Technologies and its subsidiaries, taken as a whole, or (b) prevents or materially impairs or materially delays the ability of MIPS Technologies to perform its obligations under the merger agreement or consummate the merger.

•	A Company Material Adverse Effect shall not include for purposes of clause (a) above any changes, events, effects, occurrences, state of facts or developments relating to or attributable to:

•
changes in general economic or political conditions, or in the financial, credit or securities markets in general in any country or region in which MIPS Technologies or any of its subsidiaries conducts business (except to the extent MIPS Technologies and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants in the affected geography, in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been or is reasonably likely to be a Company Material Adverse Effect);

•
events, circumstances, changes or effects that affect the industries in which MIPS Technologies and its subsidiaries operate (except to the extent MIPS Technologies and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants, in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been or is reasonably likely to be a Company Material Adverse Effect);

•
the announcement of the execution of or performance of the merger agreement or the transactions contemplated thereby, including compliance with the covenants set forth therein and any action taken or omitted to be taken by MIPS Technologies at the request of or with the consent of Imagination Technologies or Acquisition Sub;

•
any natural disasters or acts of war, terrorism or armed hostilities, or any escalation or worsening thereof (except to the extent MIPS Technologies and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants, in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been or is reasonably likely to be a Company Material Adverse Effect);

•
any changes in laws applicable to MIPS Technologies or any of its subsidiaries or any of their respective properties or assets or changes in generally accepted accounting principles or rules and policies of the Public Company Accounting Oversight Board (except to the extent MIPS Technologies and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants, in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been or is reasonably likely to be a Company Material Adverse Effect);

•
the suspension of trading in the common stock of MIPS Technologies on NASDAQ, changes in the price or trading volume of the common stock of MIPS Technologies or any failure to meet internal or published projections, estimates, forecasts or revenue or earnings predictions for any period (but the underlying cause of such changes or failure may be taken into consideration in determining whether a Company Material Adverse Effect has occurred unless otherwise excepted from this definition);

•
any loss of, or adverse change in, the relationship of MIPS Technologies or any of MIPS Technologies’ subsidiaries, contractual or otherwise, with its customers, licensees, licensors, suppliers, vendors or employees solely and directly arising out of the announcement or pendency of the merger agreement and the transactions contemplated thereby; or

•
any action taken (or failure to take action) by MIPS Technologies, in accordance with the merger agreement and the transactions contemplated therein (other than operation in the ordinary course of business) or which Imagination Technologies or Acquisition Sub has requested or consented to.

    In the merger agreement, Imagination Technologies and Acquisition Sub each made representations and warranties relating to:

•	their corporate organization and good standing;

•	their corporate power and authority to enter into the merger agreement and to consummate the transactions contemplated by the merger agreement;

•	the absence of conflicts with law, their organizational documents and contracts to which they are a party;

•	required regulatory filings, consents and approvals of governmental entities;

•	the ownership and operation of Acquisition Sub;

•	the accuracy of the information supplied by Imagination Technologies for inclusion in this proxy statement;

•	the availability of funds necessary to pay the aggregate merger consideration;

•	their ownership of our common stock;

•	access to MIPS Technologies’ information and non-reliance on MIPS Technologies’ projections, estimates or budgets or other information supplied to Imagination Technologies and Acquisition Sub;

•	the absence of certain legal proceedings;

•	the absence of actions concerning MIPS Technologies’ employees after the closing of the merger that would requires notice under the WARN Act;

•	no vote of Imagination Technologies’ stockholders required to approve the merger agreement;

•
Imagination Technologies’ review of the patent sale agreement, assigned patent license agreement and retained patent license agreement and acknowledgement that MIPS Technologies is subject to the agreements and obligations under such agreements;

•	the absence of certain agreements with MIPS Technologies’ management or board of directors or affiliates; and

•	brokers’ and finders’ fees.

    Some of Imagination Technologies’ and Acquisition Sub’s representations and warranties are qualified by a “Parent Material Adverse Effect” standard. For purposes of the merger agreement, “Parent Material Adverse Effect” is defined to mean any change, effect or circumstance that individually or in the aggregate, would reasonably be expected to prevent or materially delay or impair the ability of Imagination Technologies to consummate the merger and the other transactions contemplated by the merger agreement.

Conduct of Business Prior to Closing

    MIPS Technologies has agreed in the merger agreement that, until the earlier of the effective time of the merger and the termination of the merger agreement, except as set forth in the disclosure schedule that MIPS Technologies delivered to Imagination Technologies in connection with the execution of the merger agreement or as otherwise contemplated, permitted or required by the merger agreement, as required by applicable law or as consented to in writing by Imagination Technologies (such consent not to be unreasonably withheld, conditioned or delayed), it shall and shall cause its subsidiaries to:

•	conduct their respective businesses in the ordinary course of business and in a manner which is consistent, in all material respects, with past practice; and

•
use its commercially reasonable best efforts to preserve substantially intact its present business organization and maintain existing relations with governmental authorities, top customers, suppliers, distributors, licensees, licensors, creditors, landlords, employees and other person with whom MIPS Technologies maintains a material business relationship.

    MIPS Technologies has also agreed that, until the earlier of the effective time of the merger and the termination of the merger agreement, except as set forth in the disclosure schedule that MIPS Technologies delivered to Imagination Technologies in connection with the execution of the merger agreement, as may be expressly permitted pursuant to the merger agreement (including effecting the recapitalization and the patent sale), as may be required by law or as may be agreed in writing by Imagination Technologies (such consent not to be unreasonably withheld, conditioned or delayed), MIPS Technologies will not, and will not permit any of its subsidiaries to, subject to certain exceptions:

•
amend their charter documents (except to effect the recapitalization or as it may relate to notice of stockholder meetings, stockholder proposals and nominations for election to the board of directors of MIPS Technologies);

•
issue, sell, pledge, dispose, encumber, grant, confer or award any shares of its or its subsidiaries’ capital stock, or any options, warrants, restricted stock units, convertible securities or other rights of any kind to acquire any shares of its or its subsidiaries’ capital stock or take any action not otherwise contemplated by the merger agreement to cause to be exercisable any otherwise unexercisable option under any existing stock plan, except for (A) transactions among MIPS Technologies and its wholly owned subsidiaries or among the MIPS Technologies’ wholly owned subsidiaries (including any actions taken in connection with the patent sale and recapitalization as determined by the board of directors), (B) issuance of shares upon the vesting of any restricted stock unit or stock option outstanding as of the date of the merger agreement or granted after the date of the merger agreement, (C) shares pursuant to MIPS Technologies’ ESPP, employment agreements and benefits plans in effect as of the date of the merger agreement, (D) grants and awards in accordance with MIPS Technologies’ customary schedule in the ordinary course of business, (E) customary grants and awards to newly hired employees or with respect to promotions or MIPS Technologies’ equity compensation review process in the ordinary course of business and (F) in the ordinary course of business, grants and awards as may be required under agreements executed prior to the date of the merger agreement;

•
except as necessary to effect the recapitalization, (i) declare, authorize, make or pay any dividend or other distribution in respect of the capital stock of MIPS Technologies or any of its subsidiaries, other than dividends paid by a MIPS Technologies subsidiary to MIPS Technologies or any wholly owned subsidiary of MIPS Technology or (ii) split, combine or reclassify any capital stock or other equity of MIPS Technologies, or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution of shares of capital stock of MIPS Technologies;

•
(A) materially increase the compensation or benefits payable to officers, directors or employees, (B) grant any severance or termination pay to any employee, director or executive officer, (C) enter into any employment agreement with any employee or executive officer (except (i) to the extent necessary to replace a departing employee, (ii) for employment agreements terminable on less than thirty (30) days’ notice without penalty, and (iii) for extension of employment agreements in the ordinary course of business consistent with past practice), or (D) establish, adopt, enter into or amend any collective bargaining agreement except as may be required by law, except, in each case, other than as required by law or the terms of any existing Company benefit plan or existing written agreement in effect as of November 5, 2012, or written agreements for newly hired employees entered into in the ordinary course of business;

•
acquire stock, assets, properties, interests or businesses, or make any investment in any corporation, partnership, limited liability company, other business organization or any division or any material amount of assets thereof, or a material license therefor except (A) in the ordinary course of business, consistent with past practice, (B) not in the ordinary course of business, but that do not exceed $100,000 in any in transaction or related series of transactions, (C) intercompany transactions and (D) assets purchased in the ordinary course of business consistent with past practice or pursuant to existing contracts to which MIPS Technologies or any of its subsidiaries is a party;

•
enter into, amend or terminate any lease or sublease of real property or fail to exercise any right to renew any lease or sublease or real property, except in the ordinary course of business consistent with past practice;

•
sell or grant a license in, subject to any encumbrance or dispose of any material properties or assets, including certain intellectual property rights, other than the granting of nonexclusive licenses in the ordinary course of business consistent with past practice, provided that any such nonexclusive license does not have a value in excess of $10,000,000 in the aggregate;

•
grant any sublicense rights to any customer of MIPS Technologies with respect to any MIPS Technologies product or services, except for any license agreements entered into for a license fee of less than $10,000;

•
make any loans or advances or incur any long-term indebtedness for borrowed money or guarantee any such indebtedness for any person (other than a Company subsidiary) except for indebtedness (A) incurred under MIPS Technologies’ existing credit facilities or to replace, renew, extend, refinance or refund any existing indebtedness, (B) borrowed money incurred pursuant to agreements in effect prior to the execution of the merger agreement, (C) incurred under letters of credit in the ordinary course of business, or (D) as otherwise required in the ordinary course of business consistent with past practice;

•
(A) modify, amend or terminate any material contract or waive, release or assign any rights or claims thereunder (which modification, amendment, termination or rights or claims waived, released or assigned have a value in excess of $10,000) or (B) enter into any agreement that would be considered a material contract, except, in each case, in the ordinary course of business;

•	modify, change, amend or grant any waivers of non-conformance to customers of MIPS Technologies under any agreement;

•
restructure, reorganize or completely or partially liquidate MIPS Technologies or any of its subsidiaries or otherwise enter into any contracts imposing material changes or material restrictions on any assets, operations or businesses of MIPS Technologies and its subsidiaries;

•
make any material change to MIPS Technologies’ accounting methods in effect at June 30, 2012, except as required by GAAP (or any interpretation thereof), Regulation S-X promulgated under the securities and exchange act of 1934 or governmental or quasi-governmental authorities, to permit the audit of MIPS Technologies’ financial statements in compliance with GAAP, as required by a change in applicable law or as disclosed in our filings with the SEC;

•
make or change any material tax election, adopt or change any material method of tax accounting, settle or compromise any material income tax liability, file any materially amended tax return, enter into any closing arrangement with respect to taxes, consent to any extension or waiver of any limitation period with respect to taxes, prepare any tax returns in a manner that is not consistent in all material respects with the past practice of MIPS Technologies and its subsidiaries or take any other similar action relating the filing of any tax return or the payment of any tax;

•
(A) pay, discharge, settle or satisfy any claims or legal proceedings with a settlement value in excess of $350,000, (B) waive, release, grant or transfer any right of material value other than in the ordinary course of business consistent with past practice or (C) commence any legal action or proceeding where the amount claimed is in excess of $50,000;

•
waive or release any right of material value to MIPS Technologies prior to the effective time of the merger with respect to the patent sale agreement, any alternative patent sale agreement, the retained patent license agreement or the assigned patent license agreement;

•
materially delay the payment of any accounts payable by MIPS Technologies or materially accelerate the payment of any accounts receivable to MIPS Technologies, other than in the ordinary course of business;

•
except upon prior written notice to Imagination Technologies, create or incur (A) any lien on any intellectual property rights of MIPS Technologies owned or exclusively licensed or that is material and non-exclusively licensed by MIPS Technologies or any of its subsidiaries or (B) any lien on any other assets of MIPS Technologies or any of its subsidiaries, which assets have a value in excess of $1,000,000 in each case;

•	permit any material intellectual property rights of MIPS Technologies to lapse or extinguish for failure to act, other than in the ordinary course of business;

•
except upon reasonable prior written notice to Imagination Technologies, file any patent application relating to any MIPS Technologies owned intellectual property which will not be exclusively retained by MIPS Technologies, without license rights to any third party;

•
take any action (or omit to take any action) if such action (or omission) would, or would be reasonably likely to result in (A) any representation or warranty of MIPS Technologies in the merger agreement that is qualified as to materiality becoming untrue or (B) any such representation or warranty that is not so qualified becoming untrue in any material respect; or

•	enter into any agreement to do any of the foregoing.

    Notwithstanding the foregoing, MIPS Technologies may amend the patent sale agreement or enter into an alternative definitive agreement to sell the patents contemplated by the patent sale agreement, provided that (A) the patents to be assigned remain unchanged, (B) the patent license agreements associated with the alternative patent sale agreement are on terms no less favorable to MIPS Technologies or Imagination Technologies or the surviving corporation in all material respects than the assigned patent license agreement and the retained patent license agreement, and (iii) any alternative patent sale agreement does not impose any additional material liabilities on MIPS Technologies or Imagination Technologies or the surviving corporation following the closing of the patent sale (other than any additional tax liability, in which case the parties will agree in good faith to adjust the holdback amount accordingly).

Proxy Statement and Stockholders Meeting

    As promptly as practicable after the SEC or its staff advises that it has no further comments on this proxy statement, we are required to duly call and hold a meeting of our stockholders for the purpose of obtaining their adoption of the merger agreement. Subject to the right of our board of directors to make an adverse recommendation change (described in the section of this proxy statement entitled “The Merger Agreement — Adverse Recommendation Change/Termination in Connection with a Superior Proposal” beginning on page 122) and unless the merger agreement is otherwise terminated, we are obligated to include in this proxy statement the recommendation of our board of directors that our stockholders vote in favor of the proposal to adopt the merger agreement, and we must use our reasonable best efforts to obtain stockholder approval of the proposal to adopt the merger agreement.

    After careful consideration, our board of directors unanimously (i) determined that it is in the best interests of MIPS Technologies and its stockholders for MIPS Technologies to enter into the merger agreement, (ii) declared it advisable for MIPS Technologies to enter into the merger agreement, (iii) approved the execution, delivery and performance by MIPS Technologies of its obligations under the merger agreement and the consummation of the transactions contemplated thereby, including the merger, and (iv) resolved to recommend that the stockholders of MIPS Technologies adopt the merger agreement, and directed that such matter be submitted for consideration of the stockholders of MIPS Technologies at the annual meeting.

    Our board of directors unanimously recommends that MIPS Technologies’ stockholders vote “FOR” the adoption of the merger agreement.

No Solicitation of Other Offers

    In connection with the merger agreement, we have agreed that neither we nor our subsidiaries will and neither we nor our subsidiaries will authorize our and their respective officers, directors, employees, consultants, investment bankers, attorneys, accountants, agents, advisors, affiliates and other representatives to:

•
initiate, solicit, seek or knowingly encourage or facilitate any inquiries, offers, discussions or requests that constitute or could reasonably be expected to lead to a “competing proposal” (as defined below under the heading “The Merger Agreement — Adverse Recommendation Change/Termination in Connection with a Superior Proposal” beginning on page 122 of this proxy statement);

•
engage in, continue or otherwise participate in any discussions or negotiations with, or furnish any non-public information relating to MIPS Technologies or any of its subsidiaries to, any person that, to the knowledge of MIPS Technologies, is seeking to make or has made a competing proposal; or

•	approve, endorse, recommend or enter into any agreement with respect to a competing proposal.

    Notwithstanding the restrictions described above, prior to the time that our stockholders adopt the merger agreement, if we receive a written, unsolicited competing proposal that did not result from our breach of our non-solicitation obligations under the merger agreement and that our board of directors determines in good faith (after consultation with its legal and financial advisors) constitutes, or could reasonably be expected to lead to, a superior proposal, we may:

•
furnish pursuant to a confidentiality agreement permitted by the merger agreement non-public information with respect to MIPS Technologies and its subsidiaries to the party making the competing proposal; and

•	engage in negotiations and discussions with the party making the competing proposal with respect to such competing proposal.

    However, we may not take the actions described in the foregoing two bullet points (A) unless and until our board of directors determines in good faith, after consultation with legal counsel, that failure to take such action would likely be inconsistent with its fiduciary duties under applicable law, (B) unless and until we advise Imagination Technologies and the Acquisition Sub within two days of receipt of a competing proposal or any request for non-public information in connection with any competing proposal, the material terms and conditions of any such competing proposal or request and any material amendments to any such competing proposal and provide to Imagination Technologies a copy of such competing proposal and any related draft agreements and (C) unless we notify Imagination Technologies and Acquisition Sub orally and in writing that we intend to take such actions.

    In addition to the rights described above, we may terminate the merger agreement and enter into a definitive agreement providing for the implementation of a superior proposal under certain circumstances. See “The Merger Agreement — Adverse Recommendation Change/Termination in Connection with a Superior Proposal” below.

Adverse Recommendation Change/Termination in Connection with a Superior Proposal

    Our board of directors has unanimously resolved to recommend that our stockholders adopt the merger agreement, and the merger agreement provides that we and our board of directors may not withdraw, change, qualify or modify or publicly propose to withdraw, change, qualify or modify, in a manner that is adverse to Imagination Technologies or Acquisition Sub, the board of directors’ recommendation with respect to the merger agreement and the merger or approve, adopt or recommend, or publicly propose to approve, adopt or recommend, any competing proposal or alternative acquisition agreement made or received after the date of signing of the merger agreement or cause or permit MIPS Technologies to enter into any alternative acquisition agreement.

    However, prior to the adoption of the merger agreement by our stockholders, our board of directors may terminate the merger agreement to enter into a definitive agreement with respect to a superior proposal, provided that our board of directors determines in good faith, after consultation with its legal advisors, that failure to do so may be inconsistent with its fiduciary duties to MIPS Technologies’ stockholders under applicable law.

    If our board of directors intends to effect an adverse recommendation change in response to a superior proposal, we must provide Imagination Technologies with three business days’ notice of our intent to effect an adverse recommendation change and engage in good faith negotiations with Imagination Technologies during such three business day period to make such adjustments to the merger agreement so that such superior proposal no longer constitutes a superior proposal. Any proposed amendment to the financial terms of a superior proposal or any other material terms thereof will entitle Imagination Technologies to an additional two business day period to propose changes to the merger agreement.   We must also comply with our obligation to pay Imagination Technologies the applicable termination fee prior to or concurrently with such termination.

    The merger agreement defines a “competing proposal” as, other than the transactions contemplated by the merger agreement and the patent sale agreement, and excluding an alternative patent sale agreement, any bona fide proposal or offer from any person or group other than Imagination Technologies, Acquisition Sub and their respective affiliates relating to, in a single transaction or a series of related transactions: (A) a merger, reorganization, sale of assets, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, joint venture or similar transaction involving MIPS Technologies or any of its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of MIPS Technologies as determined on a book-value basis; (B) the acquisition of twenty percent (20%) or more of the consolidated assets of MIPS Technologies as determined on a book-value basis or (C) any purchase, acquisition, tender offer or exchange offer that, if consummated, would result in any person or group of persons beneficially owning twenty percent (20%) or more of any class or series of capital stock of MIPS Technologies or any class of equity or voting securities of MIPS Technologies or any of its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of MIPS Technologies as determined on a book-value basis.

    The merger agreement defines a “superior proposal” as a competing proposal on terms which our board of directors determines in good faith, after consultation with our legal and financial advisors, and considering such factors as our board of directors considers to be appropriate are more favorable to MIPS Technologies and our stockholders than the transactions contemplated by the merger agreement, taking into account any changes to the terms of the merger agreement proposed by Imagination Technologies to MIPS Technologies in response to such proposal in writing. For the purposes of the definition of “superior proposal,” the references to “20% or more” in the definition of “competing proposal” are deemed to be references to “50%.”

    If our board of directors decides to effect an adverse recommendation change, Imagination Technologies may terminate the merger agreement and (A) if we received a competing proposal from a third party after the date of the merger agreement that becomes publicly known, and (B) we enter into, agree to or consummate a transaction regarding any competing proposal with twelve (12) months of the termination of the merger agreement, then we must pay the applicable termination fee as described in further detail in “The Merger Agreement — Termination Fees” beginning on page 129 of this proxy statement.

    In addition, for our board of directors to be able to terminate the merger agreement with Imagination Technologies to enter into a definitive agreement with respect to a superior proposal, we must pay the applicable termination fee and expenses of Imagination Technologies as described in further detail in “The Merger Agreement — Termination Fees” beginning on page 129 of this proxy statement.

Agreements to Use Reasonable Best Efforts

    Subject to the terms and conditions set forth in the merger agreement, each of MIPS Technologies, Imagination Technologies and Acquisition Sub has agreed to use their respective reasonable best efforts to:

•	satisfy the conditions to the closing of the merger and consummate the transactions contemplated by the merger agreement;

•
obtain all necessary consents, approvals and actions or non-actions by any governmental authority or third party necessary in connection with the consummation of the transactions contemplated by the merger agreement;

•
make all necessary registrations and filings and take all reasonable steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated by the merger agreement;

•
defend any lawsuits or other legal proceedings challenging the merger agreement or the consummation of the transactions performed or consummated by such party in accordance with the merger agreement; and

•
execute and deliver any additional instruments necessary to consummate the merger and any other transactions to be performed or consummated by such party in accordance with the merger agreement and to carry out fully the purposes of the merger agreement.

    In furtherance of the foregoing, MIPS Technologies and Imagination Technologies has agreed to use their reasonable best efforts to promptly take any and all steps reasonably necessary to obtain all consents under any antitrust laws that may be required by any foreign or U.S. federal, state or local governmental authority, in each case with competent jurisdiction, so as to enable the parties to close the transactions contemplated by the merger agreement as promptly as practicable.

    Further, on December 17, 2012, MIPS Technologies and Imagination Technologies filed with CFIUS a joint voluntary notice of the transactions contemplated by the merger agreement pursuant to the Defense Production Act of 1950, as amended. MIPS Technologies and Imagination Technologies intend to provide CFIUS with any additional or supplemental information it requests to obtain a written notification issued by CFIUS that it has concluded its review (or, if CFIUS deems necessary, its investigation) and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the merger agreement.

    Pursuant to the terms of the merger agreement, MIPS Technologies and Imagination Technologies are obligated to give any notices to third parties, and Imagination Technologies is obligated to use its reasonable best efforts to obtain all consents (other than those specified above in this section) necessary, proper or advisable to consummate the merger, but no such consents are conditions to the obligations of Imagination Technologies or Acquisition Sub to consummate the merger.

Indemnification and Insurance

    Pursuant to the merger agreement, Imagination Technologies and the surviving corporation are required to (and Imagination Technologies is required to cause the surviving corporation to) fulfill and honor MIPS Technologies’ indemnification obligations (including advancement of expenses) of the current and former directors, officers and employees of MIPS Technologies and its subsidiaries (including any person who becomes a director, officer or employee prior to the effective time of the merger), which we refer to collectively as the indemnified parties, following the effective time of the merger for acts and omissions occurring at or prior to the effective time of the merger to the fullest extent permitted by applicable law, and to assume all obligations of MIPS Technologies and its subsidiaries to the indemnified parties in respect of indemnification and exculpation from liabilities for acts and omissions occurring at or prior to the effective time of the merger as provided in the organizational and governing documents and the indemnification agreements of MIPS Technologies and its subsidiaries for 6 years from the effective time of the merger. In addition, Imagination Technologies and the surviving corporation agreed not to amend, repeal or otherwise modify such agreements or provisions of organizational documents unless required by applicable law.

    MIPS Technologies is required to purchase as a condition to the closing of the merger an insurance policy for the benefit of the indemnified parties with respect to directors’ and officers’ liability insurance on terms and conditions no less favorable than those of MIPS Technologies’ directors’ and officers’ liability insurance policy as currently in effect for a term of six years.

Fees and Expenses

    Whether or not the merger is consummated, all costs and expenses incurred in connection with the merger agreement and the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expense, except as described below under the caption “The Merger Agreement — Termination Fees” beginning on page 129 of this proxy statement.

Employee Benefits

    Imagination Technologies has agreed to provide to each MIPS Technologies employee compensation and employee benefits that are no less favorable, in the aggregate, than those provided to similarly situated employees of Imagination Technologies.

    In addition, Imagination Technologies has agreed to provide MIPS Technologies employees with credit for their years of service with MIPS Technologies for purposes of determining their eligibility, vesting, benefit accrual and determination of level of benefits under the compensation and benefits plans of Imagination Technologies to the extent the MIPS Technologies employee was entitled to such service credit under similar compensation and benefits plans of MIPS Technologies.

Other Covenants Relating to the Conduct of Our Business

    The merger agreement contains additional agreements between MIPS Technologies and Imagination Technologies relating to, among other things:

•	press releases and other public announcements relating to the merger and the transactions contemplated by the merger agreement;

•
Imagination Technologies’ reasonable access during normal business hours to our offices, properties, books, agreements and records and other information between the date of the merger agreement and the closing of the merger, to the extent permitted by MIPS Technologies’ contracts and applicable law and only to the extent such access does not unreasonably interfere with the business or operations of MIPS Technologies and its subsidiaries, and provided that MIPS Technologies is not required to provide access to information or documents that in its reasonable judgment would breach any third party agreements, waive the attorney-client privilege or other privilege held by MIPS Technologies or otherwise violate any applicable laws including data privacy laws;

•	Imagination Technologies’ obligation to keep information we provide to Imagination Technologies confidential;

•	the notification of certain developments;

•
MIPS Technologies’ obligation to perform or comply in all material respect with all material agreements and covenants required by the patent sale agreement to be performed or complied with by it on or prior to the consummation of the patent sale (but with no liability to Imagination Technologies under this covenant if such non-performance or non-compliance by MIPS Technologies is waived by Bridge Crossing, LLC);

•	MIPS Technologies’ obligation to pay its transaction costs for the patent sale prior to the closing of the merger;

•	MIPS Technologies’ obligation to pay J.P. Morgan for the delivery of its fairness opinion prior to the closing of the merger;

•	resignation of each director of MIPS Technologies and its subsidiaries prior to closing of the merger; and

•
a recapitalization of MIPS Technologies by amendment to its certificate of incorporation in which each share of MIPS Technologies’ common stock issued and outstanding immediately prior to the recapitalization will be converted into 0.226276 shares of MIPS Technologies’ common stock and what is currently estimated to be approximately $6.14 in cash, without interest and less any applicable withholding taxes. See “Proposal No. 2— Approval and Adoption of the Certificate of Amendment to MIPS’ Amended and Restated Certificate of Incorporation.”

Conditions to the Closing of the Merger

    Conditions to Each Party’s Obligations.  Each party’s obligation to complete the merger is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following conditions:

•	the merger agreement and the recapitalization must have been adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock;

•
no governmental authority shall have enacted, issued, promulgated, enforced or entered any law or order which enjoins, limits, restricts, restrains, or otherwise prohibits the consummation of the merger;

•	the recapitalization must have been consummated; and

•	the patent sale must have been consummated.

    Conditions to Imagination Technologies’ and Acquisition Sub’s Obligations.  The obligations of Imagination Technologies and Acquisition Sub to complete the merger are subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
each of the representations and warranties made by MIPS Technologies set forth in the merger agreement, disregarding all qualifications contained therein relating to materiality or “Company Material Adverse Effect” (as defined in the merger agreement, as described in “The Merger Agreement — Representations and Warranties” beginning on page 113 of this proxy statement), must be true as if made at and as of the signing of the merger agreement and the effective time of the merger (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect as of the effective time of the merger as though made as of the effective time of the merger;

•
MIPS Technologies must have performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it on or prior to the effective time of the merger;

•	MIPS Technologies must have available an amount of cash greater than or equal to $99,700,000, or the “holdback amount”;

•
MIPS Technologies must deliver to Imagination Technologies at closing a certificate with respect to the satisfaction of the foregoing conditions relating to its representations, warranties and covenants, and the availability of cash greater than or equal to the holdback amount;

•
there shall be no pending law, order, suit, action or proceeding by any governmental authority enjoining, limiting, restricting, restraining, or otherwise prohibiting the consummation of the closing of the merger or to the extent directly or indirectly connected with the patent sale, seeking to establish or prohibit the consummation of the closing of the merger;

•	no Company Material Adverse Effect must have occurred since the date of the merger agreement and be continuing;

•	appraisal rights must not have been exercised with respect to more than fifteen percent (15%) of all the issued and outstanding shares of our common stock;

•
MIPS Technologies must have obtained and fully paid the premium for a non-cancellable extension of its directors’ and officers’ liability coverage under MIPS Technologies’ existing directors’ and officers’ insurance policies and fiduciary liability insurance policies for a claims reporting or discovery period of at least six (6) years from and after the effective time of the merger from an insurance carrier with the same or better credit rating as MIPS Technologies’ current insurance carrier with terms, conditions, retentions and limits of liability no less favorable than those currently provided and disclosed to Imagination Technologies;

•	MIPS Technologies must have paid its transaction costs related to the Patent Sale;

•	MIPS Technologies must have paid J.P. Morgan for its delivery of a fairness opinion to MIPS Technologies; and

•	MIPS Technologies must deliver to Imagination Technologies at closing a certificate that no claims for indemnification under the Patent Sale Agreement have been made by Bridge Crossing, LLC.

    Conditions to MIPS Technologies’ Obligations.  The obligation of MIPS Technologies to complete the merger is subject to the satisfaction (or written waiver, if permissible under applicable law) of the following further conditions:

•
the representations and warranties made by Imagination Technologies and Acquisition Sub set forth in the merger agreement, disregarding all qualifications contained therein relating to materiality or “Parent Material Adverse Effect” (as defined in the merger agreement, as described in “The Merger Agreement — Representations and Warranties” beginning on page 113 of this proxy statement), must be true as if made at and as of the signing of the merger agreement and the effective time of the merger (except to the extent made as of a specific date), with such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect as of the effective time of the merger as though made as of the effective time of the merger;

•
Imagination Technologies and Acquisition Sub must have performed in all material respects all of their obligations under the merger agreement required to be performed by them prior to the effective time of the merger; and

•
Imagination Technologies must deliver to MIPS Technologies at closing a certificate with respect to the satisfaction of the foregoing conditions relating to its and Acquisition Sub’s representations, warranties and covenants.

Termination of the Merger Agreement

    The merger agreement may be terminated at any time prior to the consummation of the merger, whether before or after stockholder approval of the merger has been obtained:

•	by mutual written consent of MIPS Technologies and Imagination Technologies;

•	by either MIPS Technologies or Imagination Technologies if:

•
the merger is not consummated on or before April 5, 2013, which we refer to as the termination date, provided that this right to terminate is not available to any party if the failure of such party to perform any of its obligations under the merger agreement, the failure to act in good faith or the failure to use its reasonable best efforts to consummate the merger and the other transactions contemplated by the merger agreement has been a principal cause of or resulted in the failure of the merger to be consummated on or before the termination date;

•
there is a law that prohibits the consummation of the merger on the terms contemplated by the merger agreement, or any governmental authority of competent jurisdiction issues any order or takes any other action (which order or action has become final and non-appealable) that permanently restrains, enjoins or otherwise prohibits the transactions contemplated by the merger agreement, but the party seeking termination for this reason must have used its reasonable best efforts to remove such order or action, and provided that this right to terminate is not available to any party if the issuance of such final, non-appealable order was primarily due to the failure of such party (including Acquisition Sub in the case of Imagination Technologies) to perform any of its obligations under the merger agreement; or

•	the MIPS Technologies stockholders do not adopt the merger agreement and certificate of amendment at the annual meeting or any adjournment or postponement thereof;

•	by MIPS Technologies, if:

•
Imagination Technologies or Acquisition Sub have breached or failed to perform in any material respect any of their representations, warranties, covenants or agreements under the merger agreement, which breach or failure to perform (a) would result in a failure of the closing conditions for the benefit of MIPS Technologies relating to Imagination Technologies’ and Acquisition Sub’s representations, warranties and covenants and (b) cannot be cured by the termination date, or if curable, is not cured by Imagination Technologies within thirty (30) days of receipt by Imagination Technologies of written notice from MIPS Technologies of such breach or failure, provided that this right to terminate will not be available to MIPS Technologies if it is in material breach of any of its obligations under the merger agreement;

•
prior to receipt of MIPS Technologies’ stockholders’ approval of the merger agreement and the certificate of amendment, MIPS Technologies’ board of directors has determined to enter into a definitive agreement with respect to a superior proposal by process permitted under the merger agreement and MIPS Technologies pays a termination fee of $2,750,000 and Imagination Technologies’ reasonable and documented out-of-pocket fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby (such fees and expenses to not exceed $2,000,000) to Imagination Technologies concurrently with such termination; or

•
all conditions to Imagination Technologies’ and Acquisition Sub’s obligation to close have been satisfied, and Imagination Technologies and Acquisition Sub fail to consummate the merger within three (3) business days following the date the closing of the merger should have occurred.

•	by Imagination Technologies, if:

•
MIPS Technologies has breached or failed to perform in any material respect any of its representations, warranties, covenants or agreements under the merger agreement, which breach or failure to perform (a) would result in a failure of the closing conditions for the benefit of Imagination Technologies relating to MIPS Technologies’ representations, warranties and covenants and (b) cannot be cured by the termination date, or if curable, is not cured by MIPS Technologies within thirty (30) days of receipt by MIPS Technologies of written notice from Imagination Technologies of such breach, provided that this right to terminate will not be available to Imagination Technologies if it is in material breach of any of its obligations under the merger agreement;

•
MIPS Technologies materially amends, changes, modifies or waives the terms, conditions and obligations of the patent sale agreement, the assigned patent license agreement or the retained patent license agreement in a way that would reasonably be expected to have a material adverse effect on the surviving corporation and does so without the express prior written consent of Imagination Technologies;

•	there is any effect, change, event or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or

•
MIPS Technologies’ board of directors effects an adverse recommendation change, approves or recommends a competing proposal or MIPS Technologies enters into an alternative acquisition agreement or fails to include its recommendation that our stockholders adopt the merger agreement and approve the transactions contemplated thereby in this proxy statement.

Termination Fees

    If the merger agreement is terminated by MIPS Technologies or by Imagination Technologies under the conditions described in further detail below, a termination fee in the amount of $2,750,000, in addition to Imagination Technologies’ reasonable and documented out-of-pocket fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby (such fees and expenses to not exceed $2,000,000), may be payable by MIPS Technologies to Imagination Technologies. MIPS Technologies must pay the termination fee and Imagination Technologies’ fees and expenses to Imagination Technologies if:

•	Each of the following occur:

·
MIPS Technologies or Imagination Technologies terminates the merger agreement because the merger has not been consummated by the termination date or the MIPS Technologies stockholders do not adopt the merger agreement at the annual meeting or any adjournment or postponement thereof, or Imagination Technologies terminates the merger agreement because (A) MIPS Technologies has breached or failed to perform in any material respect any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would result in a failure of Imagination Technologies’ closing conditions with respect to MIPS Technologies’ representations, warranties and covenants or MIPS Technologies’ having available an amount of cash greater than or equal to the holdback amount and (ii) cannot be cured on or before the termination date, or if curable, is not cured within thirty (30) days following receipt by MIPS Technologies of written notice of such breach or failure, (B) our board of directors has made an adverse recommendation change or (C) our board of directors fails to recommend that our stockholders approve the merger and recapitalization in this proxy statement; and

·	MIPS Technologies receives or has received a competing proposal from a third party after the signing of the merger agreement that becomes publicly known; and

·
within twelve (12) months of the termination of the merger agreement, MIPS Technologies enters into, agrees to or consummates a transaction regarding such competing proposal or any competing proposal, provided that, for these purposes, references to “20% or more” in the definition of “competing proposal” are deemed references to “50% or more;” or

•
Imagination Technologies terminates the merger agreement because our board of directors approves or recommends a competing proposal or MIPS Technologies enters into an alternative acquisition agreement; or

•	MIPS Technologies terminates the merger agreement because MIPS Technologies’ board of directors has determined to enter into a definitive agreement with respect to a superior proposal.

    The merger agreement provides that in no event will MIPS Technologies be required to pay the termination fee on more than one occasion and that the termination fee will be reduced by any amount as may be required to be deducted or withheld under applicable tax law.

Specific Performance

    If Imagination Technologies, Acquisition Sub or MIPS Technologies fail to perform any of their respective obligations under the merger agreement, the party seeking to enforce the merger agreement is entitled to specific performance and the issuance of immediate injunctive and other equitable relief without the necessity of proving the inadequacy of money damages as a remedy or providing any bond or other security.

Amendments; Waivers

    The parties may amend the merger agreement at any time before or after stockholder approval of the merger. After stockholder approval of the merger has been obtained, the parties may not amend the merger agreement in a way that by law or the rules of any stock exchange requires further approval by MIPS Technologies’ stockholders without that further approval. All amendments to the merger agreement must be in writing and signed by MIPS Technologies, Imagination Technologies and Acquisition Sub.

    At any time before the consummation of the merger, each of the parties may, to the extent permitted by applicable law, by written instrument:

•	extend the time for the performance of any of the obligations or other acts of the other parties;

•	waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

•
waive compliance with any of the agreements or conditions contained in the merger agreement, provided that no such waiver is permitted after stockholder approval of the merger that requires further approval by our stockholders without that further approval.

PROPOSAL NO. 4— ELECTION OF DIRECTORS

    Our board members serve staggered three-year terms. The board of directors has the ability to change the size and composition of our board of directors. Our bylaws provide that any director who has been elected to fill a vacancy by the board of directors shall stand for election at the next annual meeting of stockholders, in such class as shall be determined by the Board.  Recently, our board of directors increased the size of the board of directors from seven to nine directors, effective as of the 2011 annual meeting of stockholders.

Directors and Nominees for Director

    Our board of directors currently consists of nine directors, divided into three classes as set forth in the following table:

Class	Expiration of Term	Board Members
Class I	2014 annual meeting	Robert R. Herb Robin L. Washington Frederick Weber

Class II	2012 annual meeting	Fred M. Gibbons Jeffrey S. McCreary Sandeep Vij

Class III	2013 annual meeting	Kenneth L. Coleman William M. Kelly Kenneth H. Traub

The persons named as proxies in the enclosed form of proxy intend to vote proxies for the election of the nominees named below, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason or decline to serve as a director, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors.

At the annual meeting, holders of our common stock will elect three directors to serve as Class II directors for three-year terms ending in 2015.  The directors are being nominated for election to serve until the end of their respective terms or until a successor is elected and qualified or until a director’s earlier resignation or removal.  Mr. Gibbons, Mr. McCreary and Mr. Vij, who are currently Class II directors, are the nominees for the Class II positions.

MIPS Technologies’ board of directors seeks, among other things, to have members with a variety of backgrounds and experiences. Set forth below is a brief description of the experience, qualifications, attributes or skills of each of the director nominees that led the board of directors to conclude that it is in the best interests of stockholders to vote in favor of such director nominees.  The age of each director nominee and continuing director is calculated as of November 15, 2012.  Each nominee has agreed to be named in this proxy statement and to serve if elected.

Class II

Name	Principal Occupation and Business Experience

Fred M. Gibbons Age: 63 Board Member since July 1998
Consulting Professor, Stanford University. Since 2006, Mr. Gibbons has been a Consulting Professor in the Electrical Engineering department at Stanford University. In 1995, Mr. Gibbons founded Venture-Concept, an investment firm based in California, and was a Partner until 2006. From 1995 through 1999, Mr. Gibbons was a lecturer at the Stanford University Graduate School of Electrical Engineering. In 1980, Mr. Gibbons founded Software Publishing Corporation based in San Jose, California, a company engaged in the development of software systems for personal computer applications, and was its Chief Executive Officer through 1994.  Mr. Gibbons joined MIPS Technologies’ board of directors in July 1998.

Mr. Gibbons brings to the board of directors an engineering background as well as skill in the development of information technology businesses. He has valuable experience gained from service in the academic, corporate and venture capital arenas.

Jeffrey S. McCreary Age: 55 Board Member since December 2011
Mr. McCreary has been an independent management consultant since 2006 and has served as a board member of the Isola Group, a provider of materials used to manufacture printed circuit boards, since 2006 and IDT Semiconductor, a manufacturer of low-power, high-performance mixed-signal semiconductors since June 2012.  Mr. McCreary also served as a board member of the Gennum Corporation, a provider of semiconductor solutions and intellectual property cores from 2008 to April 2012.  Mr. McCreary is a former Senior Vice President at Texas Instruments, which develops analog, digital signal processing RF and DLP semiconductor technologies.  Mr. McCreary was the Manager of Texas Instruments’ Worldwide Sales and Marketing, from 1998 through 2005, where he directed the global sales organization and was responsible for $12 billion dollars in revenue. Mr. McCreary held a variety of other executive positions within Texas Instruments, including the General Manager of Advanced Logic Products and General Manager of Worldwide Military Semiconductors. Mr. McCreary has led organizations conducting product design and development, manufacturing, marketing, and sales. His book, “Creating the I in Team” was published in 2007.  He is also currently working as a special consultant to the National Hockey League (NHL) Coaches Association.  Additionally, Mr. McCreary is a long-time member of the board of trustees of the Rose-Hulman Institute of Technology.  Mr. McCreary holds a bachelor's degree in electrical engineering from the Rose-Hulman Institute of Technology and received an honorary doctorate in engineering from the Rose-Hulman Institute of Technology in 2004. Mr. McCreary joined MIPS Technologies’ board of directors in December 2011.

Mr. McCreary's technology expertise, together with his experience as an executive and director of technology companies, including Texas Instruments, well qualifies him to serve on the board of directors.

Sandeep Vij Age: 47 Board Member since January 2010
Chief Executive Officer and President of MIPS Technologies. Mr. Vij has served as our Chief Executive Officer and our President since January 2010 and has served on MIPS Technologies’ board of directors since January 2010.  He has more than 20 years of senior-level management and marketing experience in the semiconductor industry.  Prior to assuming his current position, Mr. Vij served as Vice President and General Manager of the Broadband and Consumer Division of Cavium Networks, a company specializing in network and security processors, from February 2009 to January 2010 and VP of Strategic Markets and Business Development of Cavium Networks from January 2008 through February 2009.  From 1996 to January 2008, Mr. Vij was on the executive staff of Xilinx Inc., a digital programmable logic manufacturer. From 2007 to 2008 he served as VP of Worldwide Marketing, Services and Support at Xilinx. From 2001 to 2007, he served as VP of Worldwide Marketing at Xilinx. From 1997 to 2001, he served as VP and GM, General Products Division at Xilinx where he held profit and loss responsibility for their high-volume Field Programmable Gate Array (FPGA) products.  Prior to Xilinx, Mr. Vij also worked at Altera Corporation, a manufacturer of programmable logic devices, in a variety of marketing and management roles. Mr. Vij serves on the board of directors of Coherent, Inc., a laser and photonics company.

As President and Chief Executive Officer, Mr. Vij contributes leadership experience accumulated from more than 20 years of service in multiple executive roles at leading technology companies. These roles have required knowledge of the semiconductor industry, as well as expertise in management, marketing and business development.

The following table presents information regarding our continuing directors.

Name	Principal Occupation and Business Experience

Kenneth L. Coleman Age: 69 Board Member since January 1998
Board Member, Accelrys, Inc. Since May 2003, Mr. Coleman has served as a member of the board of directors of Accelrys, Inc., and served as Chairman from 2006 to 2012. He was Founder, Chairman and CEO of ITM Software Corporation, an enterprise software company, from October 2000 until December 2005. Prior to that, from January 1987 to August 2001, Mr. Coleman served in various senior executive positions at Silicon Graphics, Inc. or SGI, a manufacturer of high performance computer solutions, such as Executive Vice President of Global Sales, Service and Marketing, Senior Vice President, Customer and Professional Services and Senior Vice President, Administration. Prior to joining SGI, Mr. Coleman was Vice President of Product Development at Activision, Inc., a developer of video game products. Mr. Coleman is a member of the board of directors of United Online, an internet service provider, City National Bank and Accelyrs (former Chairman), a scientific data software provider.  Mr. Coleman joined MIPS Technologies’ board of directors in January 1998.

Mr. Coleman’s background in sales and marketing is complemented by his prior service as a chief executive officer of a software company. Mr. Coleman’s contributions are augmented by his experience as an outside director of multiple public companies.

Robert R. Herb Age: 51 Board Member since January 2005
Venture Partner, Scale Venture Partners (formerly known as BA Venture Partners), a technology and healthcare venture capital firm, since July 2005. Mr. Herb was formerly an Executive Vice President and Chief Marketing Officer of Advanced Micro Devices, Inc. or AMD, a leading international semiconductor company. From 1983 to 2004, Mr. Herb served in a number of executive positions with AMD, including Vice President of Strategic Marketing for AMD’s Computation Products Group from 1996 to 1998, and Senior Vice President and Chief Marketing Officer from 1998 to 2000. He was promoted to Executive Vice President, Chief Marketing Officer and made a member of the office of the CEO in 2000. Mr. Herb is a member of the board of directors of Enpirion, Inc., NComputing, Inc., Integrated Microwave Technologies, LLC, Discera, Inc. and Lumension Security, Inc.  Mr. Herb joined MIPS Technologies’ board of directors in January 2005.

Mr. Herb has leadership experience as the former chief marketing officer of a global semiconductor company. His marketing expertise is accompanied by a venture capital background and technology acumen.

William M. Kelly Age: 59 Board Member since January 1998
Partner, with the law firm of Davis Polk & Wardwell LLP. Mr. Kelly has been a partner with Davis Polk & Wardwell since January 2000. Prior to that time, Mr. Kelly served in several capacities with SGI. Mr. Kelly joined SGI in 1994 as Senior Vice President, Business Development, General Counsel and Secretary and, from 1997 to 1999, served as Senior Vice President, Corporate Operations of SGI. During 1996, Mr. Kelly also served as Senior Vice President, Silicon Interactive Group of SGI and as acting Chief Financial Officer of SGI from May 1997 to February 1998.  Mr. Kelly joined MIPS Technologies’ board of directors in January 1998.

Mr. Kelly provides to the board of directors expertise in corporate finance, operations, business development, and legal matters, including experience gained in various roles with SGI and as a partner at the law firm of Davis Polk & Wardwell.

Kenneth H. Traub Age: 51 Board Member since December 2011
President and Chief Executive Officer of Ethos Management, a private investment and consulting firm since January 2009.  From April 1999 until its acquisition by JDS Uniphase Corp. (“JDSU”) in February 2008, Mr. Traub served as President, Chief Executive Officer and a member of the board of directors of American Bank Note Holographics, Inc. (“ABNH”), a publicly traded, global leader in product and document security.  Mr. Traub managed an extensive turnaround of ABNH, and under his leadership, ABNH’s stockholders enjoyed a gain of over 1000% from 2001 to 2008.  Following the acquisition of ABNH, Mr. Traub served as Vice President of JDSU through September 2008.  Prior to ABNH, Mr. Traub was a founder, Executive Vice President and Chief Financial Officer of Voxware, Inc., a publicly traded supplier of voice processing software, and Vice President of Finance of Trans-Resources, Inc., a privately held multi-national holding company.  Mr. Traub currently serves as Chairman of the board of directors of MRV Communications, Inc., a leading provider of optical communications network infrastructure equipment and services.  Mr. Traub also currently serves on the board of directors of iPass, Inc., a global provider of mobility software and services, DSP Group, Inc., a leading global provider of wireless chipset solutions for converged communications, and Athersys, Inc., a biotechnology company engaged in the discovery and development of therapeutic product candidates designed to extend and enhance the quality of human life. In addition, Mr. Traub is currently Chairman of the board of directors of Omnego, Inc., a privately held software company which supplies a platform for digital cards, tickets and coupons for mobile devices.  Mr. Traub served on the board of directors of Phoenix Technologies, Inc. from December 2009 until its sale in December 2010 and also served as Chairman of the board of directors of the New Jersey chapter of the Young Presidents Organization in 2010 and 2011.   Mr. Traub received a Masters in Business Administration from Harvard Business School and a B.A. from Emory University. Mr. Traub joined MIPS Technologies’ board of directors in December 2011.

Mr. Traub brings significant operational, financial and leadership experience from his roles as a senior executive of various companies, including ABNH, where he managed an extensive turnaround and orchestrated its sale to JDSU.  He brings a wealth of board experience and corporate governance awareness from his current and past service as a director of various public and private companies.

Robin L. Washington Age: 50 Board Member since April 2008
Senior Vice President and Chief Financial Officer of Gilead Sciences, Inc., a biopharmaceutical company, since May 2008. From 2006 to 2007, Ms. Washington was Chief Financial Officer of Hyperion Solutions, a business performance management software company, which was acquired by Oracle Corporation in March 2007. From 1986 to 2005, Ms. Washington served in a number of executive positions with PeopleSoft, a software company focused on human resource management, financial management, and customer relationship management products, most recently in the role of Senior Vice President and Corporate Controller.  From May 2005 to November 2007, Ms. Washington served on the board of directors of Tektronix, Inc. (which was acquired by Danaher).  Ms. Washington joined MIPS Technologies’ board of directors in April 2008.

Ms. Washington provides valuable experience as the Chief Financial Officer of a large publicly traded corporation.  Her finance and accounting experience is especially helpful in her role as a member of MIPS Technologies’ audit and corporate governance committee.

Frederick Weber Age: 48 Board Member since November 2010
Mr. Weber has been retired since 2009, but has served as a board member of SeaMicro, Inc., a provider of energy efficient computer servers, from 2009, until its acquisition by AMD in 2012, and GlassPoint Solar, Inc., a manufacturer of solar steam generators for the oil and gas industry, since 2009.  Mr. Weber was the founder and former president and CEO of MetaRAM Inc., a semiconductor company, from 2006 to 2009. Prior to that, from 1997 to 2006, Mr. Weber held various design and executive positions at AMD, the last of which was corporate vice president and Chief Technology Officer. At AMD, Mr. Weber pioneered that company’s Athlon and Opteron processors. Mr. Weber began his career working with Gordon Bell at Encore Computer Corporation from 1985 to 1987, where he focused on parallel software development.  He also worked with influential startups, including Kendall Square Research from 1987 to 1993 and Nexgen from 1994 to 1997. He is a member of the National Academy of Engineering.  Mr. Weber is a member of the board of directors of GlassPoint Solar, Inc. Mr. Weber joined MIPS Technologies’ board of directors in November 2010.

Mr. Weber provides extensive engineering expertise to the board of directors as well as valuable experience in the development of processor technology. In addition, he has leadership, operations and management experience from his years of service at AMD and other companies.

Board of Directors’ Meetings and Committees

    Our board of directors held five regular meetings and fourteen special meetings during fiscal 2012. Our board of directors has determined that each of our director nominees and directors other than Mr. Vij qualifies as an “independent director” in accordance with NASDAQ listing requirements.

The evaluation of director independence by the board of directors involves application of NASDAQ’s objective criteria as well as a subjective determination of independence. In making its subjective determination of independence, the board of directors generally considers commercial and other transactions and other relationships between MIPS and each director and his or her family members and affiliated entities.  Additional independence requirements applicable to committee members are set forth in MIPS Technologies’ Corporate Governance Guidelines and the charters for the Audit and Corporate Governance Committee, the Compensation and Nominating Committee and the Strategic Advisory Committee. The Corporate Governance Guidelines and the committee charters are available on MIPS’ website at http://www.mips.com by clicking on “Company,” then “Investor Relations,” and finally on “Corporate Governance.” Based on this review and consistent with our independence criteria, our board of directors has determined that each of our directors other than Mr. Vij qualifies as an independent director and all committees of the board of directors are composed entirely of independent directors, in each case in accordance with NASDAQ listing requirements.

No director or nominee attended fewer than 75% of the aggregate number of meetings of the board of directors or meetings of the committees of the board on which he or she served during fiscal 2012. Our independent directors meet regularly outside the presence of employee directors. Our board of directors has a policy of encouraging, but not requiring, members to attend the annual meeting of Stockholders. All of our directors attended our 2011 annual meeting of Stockholders.

Our board of directors has three standing committees, the Audit and Corporate Governance Committee, the Compensation and Nominating Committee, and the Strategic Advisory Committee. Each member of these committees is an independent director in accordance with NASDAQ standards, and each member of the Audit and Corporate Governance Committee meets the special independence standards established by the Securities and Exchange Commission (“SEC”) for audit committees.  Each standing committee has a written charter approved by the board, which is available on MIPS’ website at http://www.mips.com by clicking on “Company,” then “Investor Relations,” and finally on “Corporate Governance.”

During fiscal 2012, the members of the Audit and Corporate Governance Committee were Mr. Kelly (Chairman), Mr. Gibbons, Mr. Traub, and Ms. Washington.  Mr. Gibbons was a member of the Audit and Corporate Governance Committee until December 2011, at which point Mr. Traub was appointed to the Committee. The Audit and Corporate Governance Committee met four times during fiscal 2012. The responsibilities of the Audit and Corporate Governance Committee include selecting, evaluating and approving the compensation of our independent registered public accounting firm, reviewing with management and our independent registered public accounting firm our quarterly and annual financial statements, reviewing with management and our independent registered public accounting firm our internal control policies and their effectiveness and, as may be requested from time to time by the board of directors, performing investigations and reviewing related party transactions. Our board of directors has determined that Mr. Kelly and Ms. Washington satisfy the definition of an “audit committee financial expert” under SEC rules. This designation does not impose any duties, obligations or liabilities on Mr. Kelly and Ms. Washington that are greater than those generally imposed on them as members of the Audit and Corporate Governance Committee and the board of directors, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit and Corporate Governance Committee or the board of directors.

During fiscal 2012, the members of the Compensation and Nominating Committee were Mr. Coleman (Chairman), Mr. Gibbons, Mr. Herb, and Mr. Weber. The Compensation and Nominating Committee held four regular meetings and nine special meetings during fiscal 2012. The responsibilities of the Compensation and Nominating Committee include administering our equity compensation plans, reviewing and approving grants under our equity compensation plans and approving other performance-based compensation (which is intended to be excluded from the deductibility limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended), developing performance criteria for and periodically evaluating the performance of our Chief Executive Officer, reviewing and recommending to the full board the salary, bonus and stock incentive compensation of our Chief Executive Officer, and approving the salaries, bonuses and stock incentive compensation of our other officers. The responsibilities of the Compensation and Nominating Committee also include reviewing candidates and recommending nominees for election as directors.

In February 2012, the board of directors approved the formation of a new committee, the Strategic Advisory Committee.  During fiscal 2012, the members of the Strategic Advisory Committee were Mr. Coleman (Chairman), Mr. Herb, Mr. Kelly, Mr. McCreary, and Mr. Weber.  The Strategic Advisory Committee met three times during fiscal 2012.  The Strategic Advisory Committee is responsible for working with and advising the board of directors on strategic projects identified from time to time by the Board.

Corporate Governance

Any stockholder wishing to communicate with our board may write to the board of directors, MIPS Technologies, Inc., 955 East Arques Avenue, Sunnyvale, California  94085. Our Corporate Secretary will review all such stockholder communications and has the authority to disregard any communications that are inappropriate or irrelevant to MIPS Technologies and its operations, or to take other appropriate actions with respect to such communications. Except for inappropriate or irrelevant communications, the Corporate Secretary will submit all other communications to the Chairman of the Board.

The Compensation and Nominating Committee will consider nominees for election as a member of our board of directors that are recommended by stockholders. Any stockholder recommendations should be accompanied by personal information of the candidate, including a list of the candidate’s references, the candidate’s resume or curriculum vitae and the other information required in the stockholder notice required by Article II, Section 5 of our Company Bylaws. A stockholder recommending a candidate may be asked to submit additional information as determined by our Corporate Secretary and as necessary to satisfy Securities and Exchange Commission or NASDAQ rules. The stockholder should deliver the recommendations to Gail H. Shulman, Corporate Secretary, MIPS Technologies, Inc., 955 East Arques Avenue, Sunnyvale, California 94085.

The goal of the Compensation and Nominating Committee is to ensure that our board possesses a variety of perspectives and skills derived from high-quality business and professional experience. The committee seeks to achieve a balance of knowledge, experience and capability on our board. To this end, the committee seeks nominees with high professional and personal ethics and values, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen, and the ability to think strategically. In addition, the committee considers the level of the candidate’s commitment to active participation as a director, both at board and committee meetings and otherwise. Although the committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. When appropriate, the committee may retain executive recruitment firms to assist in identifying suitable candidates. In connection with the appointment of Mr. Weber to the board of directors in November 2010, MIPS Technologies used the services of Lonergan Partners, an executive recruitment firm, to identify, evaluate and review potential director candidates.  After its evaluation of potential nominees, the committee submits its chosen nominees to the board for approval. The committee will evaluate all candidates in the same manner regardless of the source of recommendation.

We maintain a Code of Business Conduct (“Code”), which incorporates our written code of ethics that is applicable to our Chief Executive Officer, Chief Financial Officer and Controller. The Code incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The Code is available on our website at http://www.mips.com by clicking on “Company,” then “Investor Relations,” and finally on “Corporate Governance.” Changes to or waivers of the code of ethics will be disclosed on the same website.

The Code does not distinguish between potential conflict of interest transactions with executive officers or directors and those with other employees. It notes that all covered persons must avoid situations where their interests conflict, or would appear to conflict, with those of MIPS Technologies. The Code notes that it is not possible to list all types of conflict situations, but provides examples of several types of scenarios that could involve a conflict of interest, including:

•	Related party transactions

•	Outside employment

•	Personal benefit from MIPS’ business

•	Outside board memberships

The Code requires that covered persons report to their manager any ownership interest or other relationship that might affect their ability to exercise impartial, ethical judgment. The Code does not expressly set forth the standards that would be applied in reviewing or approving related party transactions in which directors or executive officers of MIPS Technologies have a material interest. In general, any such transactions that are so identified would be submitted for approval to the Audit and Corporate Governance Committee of the board of directors, which is authorized by the Charter of the Audit and Corporate Governance Committee to review related party transactions. MIPS Technologies expects that in reviewing, and potentially approving, any such transactions, the Audit and Corporate Governance Committee would be provided with all material facts relative to the proposed transaction, the nature and extent of the director’s or executive officer’s interest in the transaction, and the terms upon which the products, services or other subject matter of the transaction could be provided by alternative sources. MIPS Technologies further expects that any such transaction would be approved only if the Audit and Corporate Governance Committee determined that it was in the interest of MIPS Technologies to proceed with it. MIPS Technologies expects that pre-approval would be sought for any such transaction whenever practicable, and if pre-approval is not obtained, any such transaction would be submitted for ratification as soon as practicable.

Board Leadership Structure

MIPS Technologies has had a separate Chairman and Chief Executive Officer for many years.  At this time, the Board believes that having a separate Chairman provides a more effective channel for the Board to express its views on management, and allows the Chief Executive Officer to focus more on the operation of MIPS Technologies.  In addition, the Board believes that this delineation creates increased oversight.  However, under MIPS Technologies’ Bylaws, the Chairman of the board of directors may be, but need not be, the Chief Executive Officer of MIPS Technologies. Accordingly, the board of directors retains the discretion to select the Chief Executive Officer as the Chairman and may elect to do so in the future.

Our current Chairman, Kenneth L. Coleman, has been a member of the board of directors since January 1998 and Chairman since November 2010.

Board Involvement in Risk Oversight

The Board’s risk oversight function is administered through board committees. Generally, the board committee with subject matter expertise in a particular area is responsible for overseeing the management of risk in that area. For example, the Audit and Corporate Governance Committee oversees the management of financial, accounting and internal control risks, and oversees compliance with Company policies.  To assist the Audit and Corporate Governance Committee in its risk management oversight function, the MIPS’ finance team provides reports directly to the Committee. The Audit and Corporate Governance Committee reviews with the finance team and management certain risks that MIPS faces, including the likelihood of occurrence and the potential impact of such risks and mitigating measures.

The Compensation and Nominating Committee oversees the management of risks in MIPS Technologies’ compensation programs. The Compensation and Nominating Committee works with management on the design of compensation programs, and attempts to minimize risks that these programs might pose to MIPS Technologies, including consideration as to whether MIPS’ compensation programs create risks that are reasonably likely to have a material adverse effect on MIPS Technologies.

The Board and its committees are committed to providing effective risk management oversight and work with management to ensure that effective risk management strategies are incorporated into MIPS’ day-to-day business operations.

Compensation Risk Assessment

In determining compensation, the Compensation and Nominating Committee strives to create incentives that encourage an appropriate level of risk-taking behavior consistent with our business strategy. In 2012, the Compensation and Nominating Committee undertook a review of the compensation programs for our executive officers, as well as for our other employees, to assess whether those programs encourage excessive risk taking that would create a material risk to our economic viability. Based on that review, the Compensation and Nominating Committee concluded that our compensation programs do not present any such material risk that would be reasonably likely to have a material adverse effect on MIPS Technologies. In reaching this conclusion, the Compensation and Nominating Committee considered various characteristics of our compensation programs, including characteristics that discourage excessive or unnecessary risk taking.

Director Compensation

The policy of the board is that compensation for independent directors should be a mix of cash and equity-based compensation. MIPS does not pay employee directors for board service in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from MIPS Technologies. The Compensation and Nominating Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.

In fiscal 2012, directors who did not receive compensation as officers or employees of MIPS or as directors, officers or employees of any of our affiliates received an annual board membership retainer of $25,000, which was paid in four quarterly installments. The annual board membership retainer for the chairman of the board was $100,000. The chairman of the Audit and Corporate Governance Committee received an additional annual retainer of $17,500. The chairman of the Compensation and Nominating Committee received an additional annual retainer of $12,500.  The chairman of the Strategic Advisory Committee received an additional annual retainer of $12,500.  In addition, non-employee directors received $1,500 for each board meeting attended (in person or by telephone), and $1,000 for each committee meeting attended (in person or by telephone). Non-employee directors are reimbursed for reasonable expenses incurred in attending board and committee meetings.

Effective during fiscal 2012, upon a non-employee director’s election or appointment to the board, he or she automatically received an initial equity award of $70,000 in restricted stock units that vest 50% annually. In addition, each non-employee director (that did not received an initial equity award referred to in the prior sentence) automatically received an annual equity renewal award of $35,000 in restricted stock units that vest 100% after one year, granted on the day of the annual stockholders meeting. Pursuant to the terms of our standard form for director restricted stock unit awards, unvested awards become fully vested on the date of a director’s death, disability or retirement from the board of directors.

The “Director Compensation for Fiscal 2012” table below provides further details regarding director compensation for fiscal 2012.  The director’s compensation program for non-employee directors that was effective in fiscal 2012 remains in effect for fiscal 2013.  However, in November 2012, the board of directors elected to forego their fiscal 2013 annual equity renewal award of $35,000 in restricted stock units, which would have been granted on the day of the annual stockholders meeting.

Under the terms of our 1998 Long-Term Incentive Plan, as Amended and Restated, on the date of our 2011 annual meeting of stockholders, held on December 7, 2011, Messrs. McCreary and Traub were each granted 15,086 restricted stock units which vest over a two year period, and Messrs. Coleman, Gibbons, Herb, Kelly and Weber, and Ms. Washington, were each granted 7,543 restricted stock units which vest over a one year period. All of the restricted stock units vest on the anniversary of the grant date.

The following table shows compensation information for MIPS’ current non-employee directors for fiscal 2012.

Director Compensation for Fiscal 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)		Total ($)
Kenneth L. Coleman	$154,000	$35,000	$	—(2)	$189,000
Fred M. Gibbons	$61,000	$35,000	$	—(3)	$96,000
Robert R. Herb	$66,500	$35,000	$	—(4)	$101,500
William M. Kelly	$75,000	$35,000	$	—(5)	$110,000
Jeffrey S. McCreary	$27,698	$69,999	$	—(6)	$97,697
Kenneth Traub	$26,698	$69,999	$	—(7)	$96,697
Robin Washington	$53,000	$35,000	$	—(8)	$88,000
Frederick Weber	$64,000	$35,000	$	—(9)	$99,000

(1)           The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of restricted stock units awarded during the applicable fiscal year under our 1998 Long-Term Incentive Plan, as Amended and Restated. For each of the restricted stock units, the grant date fair value is calculated using the closing price of MIPS Technologies’ common stock on the grant date as if these awards were vested and issued on the grant date. The amounts shown disregard estimated forfeitures. There can be no assurance that these grant date fair values will ever be realized by the directors. See Note 11 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2012 regarding the assumptions underlying the valuation of equity awards.

(2)           Mr. Coleman held options to purchase 85,000 shares of common stock and 7,543 restricted stock units as of June 30, 2012.

(3)           Mr. Gibbons held options to purchase 95,000 shares of common stock and 7,543 restricted stock units as of June 30, 2012.

(4)           Mr. Herb held options to purchase 102,500 shares of common stock and 7,543 restricted stock units as of June 30, 2012.

(5)           Mr. Kelly held options to purchase 85,000 shares of common stock and 7,543 restricted stock units as of June 30, 2012.

(6)           Mr. McCreary held 15,086 restricted stock units as of June 30, 2012.

(7)           Mr. Traub held 15,086 restricted stock units as of June 30, 2012.

(8)           Ms. Washington held options to purchase 65,000 shares of common stock and 7,543 restricted stock units as of June 30, 2012.

(9)           Mr. Weber held 7,543 restricted stock units as of June 30, 2012.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation and Nominating Committee during fiscal 2012 were Kenneth L. Coleman, Fred M. Gibbons, Robert R. Herb, and Frederick Weber.  Mr. Coleman, Mr. Gibbons, Mr. Herb and Mr. Weber are all “non-employee directors” under Rule 16b-3 of, and have no interlocking relationships as defined by, the Securities Exchange Act of 1934, as amended.

Board’s Recommendation

Our board of directors recommends a vote "FOR" each of the nominees above.

PROPOSAL NO. 5—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Our Audit and Corporate Governance Committee has appointed Ernst & Young LLP as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending June 30, 2013. This appointment is being presented to the stockholders for ratification at the annual meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 1998. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Ernst & Young LLP in connection with the audit of the annual financial statements for fiscal 2012 and fiscal 2011, and the fees billed for other services rendered by Ernst & Young LLP.

Audit and Non-Audit Fees

	2012	2011
Audit fees (1):
Audit fees	$858,583	$801,880
Total audit fees	$858,583	$801,880
Audit-related fees	$—	$—
Tax fees (2)	$23,080	$92,117
All other fees (3)	$2,000	$101,008
Total fees	$883,663	$995,005

(1)
Audit fees includes fees associated with the annual audit of our consolidated financial statements, the audit of internal controls over financial reporting, the reviews of our quarterly reports on Form 10-Q and services normally provided by the independent registered public accounting firm in connection with regulatory filings. It also includes fees associated with accounting consultations on matters that arose during, or as a result of, the audit or reviews of financial statements and statutory audits.

(2)	Tax fees represent assistance in the preparation and review of tax returns, assistance in compliance with tax rules and regulations, and tax advice.

(3)	Other fees represent audit fees for customer contract compliance audits and fees for a subscription to an online accounting research tool.

The Audit and Corporate Governance Committee pre-approved all audit and non-audit services provided to us by Ernst & Young LLP during fiscal 2012. It is the policy of the Audit and Corporate Governance Committee to pre-approve each engagement with our independent registered public accounting firm with respect to audit and non-audit services. The committee has delegated to the chairman of the committee the authority to grant pre-approvals provided that the pre-approval decision and related services are presented to the committee at its next regularly scheduled meeting.

The Audit and Corporate Governance Committee has determined that the non-audit services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

    Our board of directors recommends that you vote "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

PROPOSAL NO. 6—ADVISORY VOTE ON MERGER-RELATED EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory non-binding basis, the “golden parachute” compensation arrangements for our named executive officers, as disclosed in the section of this proxy statement entitled “Interests of Our Directors and Executive Officers in the Patent Sale, Recapitalization and Merger — Merger-Related Compensation” beginning on page 101 of this proxy statement.

We are asking our stockholders to indicate their approval of the various change in control payments which our named executive officers will or may be eligible to receive in connection with the merger. These payments are set forth in the table entitled “Golden Parachute Compensation” on page 104 of this proxy statement and the accompanying footnotes. The various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of our overall compensation program for our named executive officers, which has been disclosed to our stockholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements and in this proxy statement. These historical arrangements were adopted and approved by the Compensation Committee of our board of directors, which is composed solely of non-management directors, and are believed to be reasonable and in line with marketplace norms.

Accordingly we are seeking approval of the following resolution at the annual meeting:

“RESOLVED, that the stockholders of MIPS Technologies approve, solely on an advisory basis, the golden parachute compensation which may be paid to MIPS Technologies’ named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Interests of Our Directors and Executive Officers in the Patent Sale, Recapitalization and Merger — Merger-Related Compensation” in the MIPS Technologies proxy statement for the annual meeting.”

The vote on this non-binding proposal regarding certain merger-related executive compensation arrangements is a vote separate and apart from the vote on the proposal to adopt the merger agreement and the proposal to adjourn the annual meeting. Accordingly, you may vote “FOR” the proposal to adopt the merger agreement and the proposal to adjourn the annual meeting and vote “AGAINST” or “ABSTAIN” for this non-binding proposal regarding certain merger-related executive compensation arrangements (and vice versa).

Because your vote is advisory, it will not be binding upon MIPS Technologies, the board of directors, the Compensation and Nominating Committee or Imagination Technologies. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger and other transactions described in this proxy statement are consummated, our named executive officers will be eligible to receive the various change in control payments in accordance with the terms and conditions applicable to those payments.

Our board of directors believes that the merger- and other transaction-related compensation arrangements of our named executive officers, as described in this proxy statement, is appropriate for the reasons stated above, and unanimously recommends a vote "FOR" approval of the merger- and other transaction-related executive compensation arrangements for our named executive officers as described in this proxy statement.

PROPOSAL NO. 7—ADVISORY VOTE ON EXECUTIVE COMPENSATION

An advisory vote on executive compensation is required under Section 14A of the Securities Exchange Act of 1934, as amended. We value the opinions of our stockholders. At our 2011 annual meeting of stockholders, approximately 97% of the votes cast on the advisory vote proposal were in favor of our executive compensation program. In addition, our stockholders voted in favor of an annual advisory vote on executive compensation. Accordingly, we are asking stockholders to approve, on an advisory basis, the compensation of our listed officers disclosed in the “Compensation Discussion and Analysis,” the Summary Compensation Table and the related compensation tables, notes, and narrative in this proxy statement.

The main objectives of our compensation program are aligning the interests of our executive officers with those of our stockholders, paying for performance, and attracting, motivating and retaining qualified executives. To further these objectives, our Compensation and Nominating Committee has designed our compensation program to support and reward the achievement of our financial goals and to promote the attainment of other key business objectives. We believe that the overall compensation for our executive officers should be fair, reasonable and competitive to attract, retain, motivate and reward well-qualified executives who contribute to our long-term success.

Stockholders are encouraged to read the Compensation Discussion and Analysis section and other sections of this proxy statement. Notable aspects of our compensation program include:

•
The Compensation and Nominating Committee has established a thorough process for the review and approval of compensation program designs, practices and amounts awarded to our executive officers. Members of the Compensation and Nominating Committee are independent directors.

•
The Compensation and Nominating Committee engages and receives advice from an independent, third-party compensation consultant, and selects a peer group of companies, taking into account the compensation consultant’s recommendations, to compare to our executive officers’ compensation.

•	Our compensation program includes a balanced mix of salary, performance-based bonuses and long-term equity incentive compensation.

•
Our Performance-Based Bonus Plan for Executives and the Special Bonus Plan for the Vice President of Worldwide Sales are designed to reward our executive officers based on our overall financial performance during a fiscal year, and the individual performance of each executive officer.

•
We pay a substantial portion of the total compensation for our executive officers in the form of long-term equity incentive compensation. For fiscal 2012, in August 2011,  we granted our named executive officers stock options and restricted stock units that vest over three-year periods, which we believe best encourages employee retention and long-term performance, and aligns employee and stockholder interests.  In addition, in August 2012, we granted restricted stock units, in lieu of cash, to each of our named executive officers with respect to one-half of their fiscal 2012 bonuses.  These restricted stock units vest on the one-year anniversary of the grant date.

The Compensation and Nominating Committee and the board of directors believe that these policies, procedures and amounts are effective in implementing our compensation philosophy and in achieving our goals. This advisory stockholder vote, commonly known as “say-on-pay,” gives you as a stockholder the opportunity to indicate whether you approve or do not approve our executive compensation program and policies.

Because your vote is advisory, it will not be binding upon MIPS Technologies, the board of directors or the Compensation and Nominating Committee. Our board of directors and our Compensation and Nominating Committee value the opinions of our stockholders. To the extent that there is any significant vote against the compensation of our executive officers, we will consider our stockholders’ concerns, and the Compensation and Nominating Committee will evaluate whether any actions are appropriate in light of those concerns.

    Our board of directors believes that the compensation of our named executive officers, as described in this proxy statement, is appropriate for the reasons stated above, and unanimously recommends a vote "FOR" approval of the compensation for our named executive officers as described in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2012 except as indicated, certain information regarding the beneficial ownership of our common stock by:

•   each stockholder known by us to own beneficially more than 5% of our common stock,
•   each of our directors,
•   each named executive officer listed in the Summary Compensation Table below, and
•   all directors and executive officers as a group.

In the table below, percentage ownership is based upon 54,414,684 shares of common stock outstanding as of December 31, 2012. Common stock subject to restricted stock units that would vest within 60 days of December 31, 2012 and options that are currently exercisable or exercisable within 60 days of December 31, 2012 are deemed to be outstanding and to be beneficially owned by the person holding such restricted stock units or options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the number of shares owned and percentage ownership of any other person. Unless otherwise indicated, the persons named have sole voting and investment power over the shares beneficially owned by them subject to community property laws. Where information is based on Schedule 13Ds and Schedule 13Gs filed by the named stockholder, the number of shares owned is as of the date for which information was provided in such schedule. For each individual (and the director and officer group) included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person (or the director and officer group) by the sum of: the 54,414,684 shares of common stock outstanding on December 31, 2012 plus the number of shares of common stock that such person (or the director and officer group) had the right to acquire on or within 60 days after December 31, 2012.

Shares Beneficially Owned
	Common Stock
Name of Beneficial Owner	Number	Percentage
5% Stockholders:
Schroder Investment Management Inc. (1) 875 Third Avenue, 21st floor New York, New York 10022	2,983,300	5.48%

Directors and Named Executive Officers: (2)
Maury Austin	43,377	*
Ravikrishna Cherukuri	312,363	*
Kenneth L. Coleman	91,391	*
Fred M. Gibbons	111,892	*
Robert R. Herb	109,892	*
Gideon Intrater	100,967	*
William M. Kelly	93,638	*
Gail Shulman	169,703	*
William Slater	62,637	*
Sandeep Vij	754,881	1.37%
Robin L. Washington	67,392	*
Frederick Weber	4,784	*
Jeffrey S. McCreary	17,000	*
Kenneth H. Traub	30,000	*
Directors and executive officers as a group (17 persons)	2,203,036	3.91%

*	Less than 1%.

(1)
As reported by Schroder Investment Management Inc. on a Schedule 13G as filed with the Securities and Exchange Commission on February 14, 2006. According to such Schedule 13G, Schroder Investment Management Inc. has sole power to vote and dispose of 2,983,300 shares of common stock.

(2)
The amounts reported under common stock for our directors and executive officers includes the following shares which are subject to options and restricted stock units that are exercisable and/or vested on December 31, 2012 or within 60 days thereof: Mr. Cherukuri 301,389; Mr. Coleman 82,500; Mr. Gibbons 82,500; Mr. Herb 100,000; Mr. Intrater 73,973; Mr. Kelly 82,500; Ms. Shulman 158,417; Mr. Slater 52,084; Mr. Vij 666,668; Ms. Washington 65,000; and directors and executive officers as a group 1,845,031.

The following pages contain reports of MIPS’ Compensation and Nominating Committee and the Audit and Corporate Governance Committee and a Performance Graph. Stockholders should be aware that under the rules of the SEC, this information is not considered to be “soliciting material”, nor to be “filed”, under the Securities Exchange Act of 1934. This information shall not be deemed to be incorporated by reference in any past or future filing by MIPS under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that MIPS specifically incorporates this information by reference.

COMPENSATION AND NOMINATING COMMITTEE REPORT

Composition of the Committee

    During fiscal 2012, the Compensation and Nominating Committee of the board of directors of MIPS consisted of Mr. Kenneth L. Coleman (Chairman), Mr. Fred M. Gibbons, Mr. Robert R. Herb, and Mr. Frederick Weber.

Charter

    The Compensation and Nominating Committee is a standing committee of our board of directors whose primary objectives are to oversee, review and approve compensation for our executive officers, evaluate the performance of our Chief Executive Officer, and administer our Long-Term Incentive Plan and our Employee Stock Purchase Plan.  In addition, the responsibilities of the Compensation and Nominating Committee also include reviewing candidates and recommending nominees for election as directors.

Compensation Committee Report

The information contained in the following report of the Compensation and Nominating Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that MIPS Technologies specifically incorporates it by reference.

The Compensation and Nominating Committee of the board of directors has reviewed and discussed with management the Compensation Discussion and Analysis included in this annual report on Form 10-K. Based on this review and discussion, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this annual report on Form 10-K.

The Compensation and Nominating Committee
Kenneth L. Coleman, Chairman
Fred M. Gibbons
Robert R. Herb
Frederick Weber

PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders for our common stock to The NASDAQ Stock Market Composite Index—U.S. and the RDG Semiconductor Composite Index. The graph assumes that $100 was invested in our common stock and in each index on June 30, 2007. No dividends have been declared or paid on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

    This Compensation Discussion and Analysis describes our executive compensation philosophy, programs and decisions relating to the following named executive officers for fiscal year 2012:

•	Sandeep Vij – Chief Executive Officer and President;

•	William Slater – Vice President, Chief Financial Officer;

•	Maury Austin – Vice President, Chief Financial Officer;

•	Ravikrishna Cherukuri – Vice President, Engineering;

•	Gail Shulman – Vice President, General Counsel; and

•	Gideon Intrater – Vice President, Marketing

Mr. Austin served as Chief Financial Officer until his retirement, effective November 9, 2011.

Overview of our Compensation Program

We seek to invest our resources to grow our business in a manner that will increase stockholder value. To further this objective, our Compensation and Nominating Committee has designed our compensation program to support and reward the achievement of our financial goals and to promote the attainment of other key business objectives.  The main objectives of our compensation program are aligning the interests of our executive officers with those of our stockholders, paying for performance, and attracting, motivating and retaining qualified executives.

In order to conduct our business effectively, we must attract and retain executive officers who are highly skilled and have significant experience in the high technology industry, and in particular in semiconductors including microprocessor design. Our headquarters are located in the San Francisco Bay Area of California. Competition for skilled senior executives in this market is very competitive. Consequently, our compensation program for our executive officers has the objective, as is the case for all of our employees, of better enabling us to attract effective personnel and retain them in the competitive market place in which we operate.

The compensation program that we provide for our executives, including our named executive officers, has three main components:

•	Salary

•	Bonus

•	Equity compensation

We also provide our executive officers with benefits under plans generally available to all employees in the particular geography, a deferred compensation program in the U.S., and an automobile or automobile allowance to certain executive officers where relevant to their jobs.

Summary of Fiscal 2012 Compensation Program

The following is a summary of the important aspects of our fiscal 2012 executive compensation:

•
Base salary increases for two executive officers, which took into account such executives’ experience, performance, and responsibilities, and comparable executive officer salaries within MIPS Technologies’ peer group.

•	Fiscal 2012 bonus awards were based on Company revenue, which grew 5% on a year-over-year basis, and pro forma operating income, which decreased by 19% compared to fiscal 2011.

•	In fiscal 2012, we used a mix of equity-based compensation, consisting of stock option awards and time-based restricted stock unit awards, each vesting over three year periods.

•	In fiscal 2012, our benefit programs for our executive officers included the following:

·	Benefits generally available to all employees such as our employee stock purchase plan, health insurance plan, and a qualified 401(k) savings plan.

·
Non-qualified voluntary deferred compensation program for U.S. director-level employees and above. This program encourages retirement savings because MIPS Technologies does not maintain a defined benefit retirement program.

·	An automobile or automobile allowance to one executive (VP of Worldwide Sales), which is necessary to that executive’s responsibility to regularly visit customers.

Process for Determining Executive Compensation

Our Compensation and Nominating Committee has engaged an executive compensation consultant to assist it in establishing the compensation of our executive officers. This consultant, Frederic W. Cook & Co., Inc. has provided executive compensation advice to the Compensation and Nominating Committee for over nine years.

With the assistance of our compensation consultant we have identified a list of peer companies whose compensation we evaluate and use to help us establish the amounts of each element of compensation that we pay to our executive officers. These peer companies are primarily in semiconductor-related businesses, with select companies from the broader technology hardware and equipment industry, and are broadly similar in size based on sales, market capitalization and number of employees. At the time of our most recent competitive pay study, annual revenues for the trailing 12 months ranged from $60 million to $254 million, market capitalizations as of April 30, 2012 ranged from $175 million to $1,090 million and total employees ranged from 162 to 885.  These ranges exclude ARM Holdings, which is also included in the peer group, despite being significantly larger in sales ($764 million), market capitalization ($11,619 million) and total employees (2,116), as we regard it as a primary competitor for business and executive talent. We believe these peer companies are relevant for comparative purposes since they require key employees with a similar set of knowledge and skills and are subject to similar market conditions for executive talent. In addition to the evaluation of this peer group, we also use compensation surveys to obtain relevant compensation information, including the Radford surveys that focus on the technology industry.

The list of companies comprising our peer group is reviewed each year to determine whether any changes should be made.  In May 2011, the peer group was reconfigured to fit MIPS’ financial size, profitability and performance, and in light of the fact that a number of the fiscal 2011 peers had been acquired. The peer companies that we used in establishing fiscal 2012 compensation guidelines were: ARM Holdings, CEVA, DTS, Faro Technologies, Inphi, Kopin, Mindspeed Technologies, Nanometrics, Rubicon Technology, Rudolph Technologies, Silicon Image, Stratasys, Supertex, Ultratech, and Voltera Semiconductor Corporation.  Peers eliminated from the fiscal 2011 group were: Advanced Analogic Technology, California Micro Devices, Entropic Communications, Exar Corporation, GSI Technology, ikanos Communications, Intellon, Magma Design Automation, Microtune, Pericom Semiconductor Corporation, PDF Solutions, PLX Technology, Techwell, TranSwitch, Trident Microsystems, and Virage Logic.

The group of fiscal 2012 peer companies was also used in establishing fiscal 2013 compensation guidelines.

Our Compensation and Nominating Committee approves the compensation for our executive officers other than our Chief Executive Officer and recommends for approval by the full board of directors the compensation for our Chief Executive Officer. In establishing compensation of executive officers other than our Chief Executive Officer, the committee reviews recommendations of our Chief Executive Officer.

Elements of Compensation

The following is a discussion of why we choose to pay each element of compensation and our objectives in doing so. As further explained below, we generally set our executive salaries and target bonuses at the 75th percentile of the peer group. We use this level for two reasons. First, our business does not involve the production of a physical product like the semiconductor companies included in the peer group. We have very limited investments in our physical facilities or in a manufacturing and distribution capability. Rather, we derive our revenue from the development, and the marketing and sales, of the highly complex architectures, processor cores and other semiconductor designs that we undertake to develop more effectively than our customers can develop on their own, or obtain from one of our competitors. As such, we believe that we are particularly reliant on executive and key employee talent that can continue to develop products for, and sell them to, our very discerning customer base, which in turn necessitates a higher competitive positioning of pay. Second, we have used this relative pay scale since the formation of our company as a separate subsidiary of our former parent over 14 years ago. We believe that we will be most effective in attracting, retaining and motivating our executives if we maintain an overall compensation philosophy that is consistent with that which we have used historically to attract and retain our key employees.

On occasion, MIPS Technologies has set an executive officer’s salary and target bonus at a level above or below the 75th percentile of the peer group.  This may be due to a number of factors, including executive officer performance, Company performance, the difficulty of benchmarking certain positions against other companies, market changes in Silicon Valley compensation practices, and other compensation metrics considered by the Compensation and Nominating Committee (including Radford surveys).

Salary. We set salary amounts at levels that we believe will enable us to be competitive for executive talent in our markets, based on the review of the data provided by our compensation consultant and other market data, as described above. We generally establish salaries that match, approximately, those paid at the 75th percentile of the peer companies that we have identified. The salary component of compensation assures our executives a reasonable level of income at a competitive rate and we believe that paying above-median salaries helps us to attract the highest level of executive talent.  On occasion, MIPS Technologies has set an executive officer’s salary at a level that deviates from the 75th percentile of the peer group consistent with the reasons described above.

Bonuses. We believe that a significant percentage of the annual cash compensation that is available to be earned by our executive officers should be tied to the achievement of corporate performance objectives, and that this serves to motivate our executive officers to meet or exceed company performance targets and provides the proper incentives for such achievement. We maintain our Performance-Based Bonus Plan for Executives with this goal in mind, as well as to enable us to offer our executive officers the opportunity to earn competitive levels of cash compensation. As with our executive officers’ salaries, the target cash bonuses under our Performance-Based Bonus Plan are generally set at levels that will enable our executive officers to be paid cash bonuses near the 75th percentile of our peer companies if we achieve our financial plan, and more if we exceed the plan and less if we do not.  On occasion, MIPS Technologies has set an executive officer’s target bonus at a level that deviates from the 75th percentile of the peer group consistent with the reasons described above.

Under our Performance-Based Bonus Plan for Executives, a specified percentage of the executive officer’s base salary is established as the target bonus and, if earned, is paid in a single payment after the end of the fiscal year. Bonuses are paid to the extent that we achieve both the revenue and operating income targets contained in the financial plan that our board of directors approves each year for the operation of our business. We have chosen these two metrics as the basis for management bonuses because we believe that revenue growth is the key to our ability to enhance stockholder value. Our revenues consist of both contract revenue and royalties and, to the extent that we are successful in increasing contract revenues in any given period, we not only increase revenue for that period but also position ourselves for the possibility of receiving increased royalties in the future. We include operating income as a second metric in order to encourage discipline in the management of our business and in the pursuit of the higher revenues that are our goals. For purposes of the executive bonus plan, operating income is calculated on a pro forma basis, which excludes certain amounts such as stock based compensation expense, acquisition charges and restructuring charges. For fiscal 2012, the revenue and pro forma operating income targets contained in the financial plan approved by the board of directors were $75.5 million and $6.6 million, respectively. We believe this basic model for our executive bonus plan is well understood by both our executive officers and our Compensation and Nominating Committee and that it is effective in motivating our management and is regarded as fair by them in its operation.

Under the Performance-Based Bonus Plan for Executives, an executive officer’s target bonus is multiplied by a multiplier, which is calculated based on overall corporate performance for the fiscal year and the executive officer’s individual performance for the fiscal year.  The corporate performance component constitutes four-fifths of the bonus multiplier and the individual performance component constitutes one-fifth of the bonus multiplier. The corporate performance component of the multiplier is tied to the revenue and operating income targets contained in the financial plan that the board of directors approves each year. The corporate performance component of the bonus multiplier will be zero if we fail to achieve at least 80% of the revenue and operating income targets set forth in the financial plan.  The individual performance component is tied to a set of goals established by the CEO for each executive. The goals for the CEO are set by the Compensation and Nominating Committee. If the corporate performance component of the bonus multiplier is zero, an executive may still be eligible for a bonus if he or she has met their individual performance goals.

A maximum bonus payment of two times the target percentage is payable under the Performance-Based Bonus Plan for Executives. The maximum bonus payment of two times the target percentage will be paid only if actual revenues and actual operating income both achieve plan targets and operating income exceeds the plan target by 30% or more, and if the executive has received the highest possible number for the individual performance component of the bonus multiplier.  When actual performance falls between the 80% level and the 130% levels for revenues and operating income, as applicable, a bonus payment shall be made according to a formula based on the revenue and operating income targets. In establishing operating income levels for this plan we do not take account of certain income or expense items that we did not anticipate in establishing the plan and that are not reflective of the effectiveness of our operations, such as charges associated with acquisitions, divestitures and restructuring.

We choose to pay bonuses if we achieve less than 100% of our targets, because we do not believe it is effective to have a 100% cliff payment of bonus tied to complete achievement of our financial plan, which, as further discussed below, is not certain of achievement in any given year. That is, we believe that it is important to continue to motivate our executives for improved performance even when it becomes evident that plan levels of operating results will not be attained. We selected 80% as the threshold for this purpose because this level of achievement would still represent substantial attainment of our financial plan, and so that the plan would continue to motivate our executives when our operating results may be negatively impacted by difficult economic times.  In fiscal 2012 we made bonus payments to our executive officers under the Performance-Based Bonus Plan for Executives; additional information regarding such bonus payments is set forth below.

We have a two-component bonus program for our Vice President of Worldwide Sales. This vice president participates in the Performance-Based Bonus Plan with other executives. In addition, this vice president is eligible to earn a separate bonus under the Special Bonus Plan for the Vice President of Worldwide Sales based on achievement of the annual license revenue goal.

Under the Special Bonus Plan, the Vice President of Worldwide Sales is eligible for a bonus (in an amount up to 1/4% of MIPS Technologies’ annual license revenue) based on achievement of the annual license revenue goal in the corporate financial plan.  The bonus is calculated as follows: an amount equal to 1/4% (that is, 0.0025) of MIPS Technologies’ license revenue accrues on a linear basis, but the bonus is only payable if MIPS Technologies achieves at least 80% of the license revenue goal set forth in the corporate financial plan.  The bonus amount percentage shall remain at 1/4% if the license revenue goal is exceeded during the fiscal year.  The payout is subject to adjustment on the discretion of the CEO and upon the advice and consent of the Compensation and Nominating Committee.  The corporate financial plan is approved annually by the board of directors for the fiscal year and includes an annual license revenue goal to be used for the purposes of the bonus calculations above. The amount of the bonus that can be earned under this plan is not subject to a maximum limit.

In the case of each of the Bonus Plans, our Compensation and Nominating Committee and the board of directors, retains the discretion to grant bonuses in amounts that are higher or lower than the amounts determined under the formula provided in each of the Bonus Plans.  In fiscal 2012, the board of directors exercised its discretion to lower the corporate performance component of the multiplier from a 2 to a l under the Performance-Based Bonus Plan for Executives.  This resulted in a lower bonus payment to the executives under this plan. In addition, the board of directors determined that, under the Performance-Based Bonus Plan for Executives for fiscal 2012, executives should receive 50% of the bonus in cash and 50% of the bonus in the form of restricted stock units (based on the current market price at the time of the grant) that vest one year following the date of grant (and would accelerate upon a change of control of MIPS Technologies).

In connection with our hiring of individuals to serve as executive officers or retention of such officers, we may agree to pay certain relocation or similar bonuses or agree to certain minimum payments of our performance bonuses as we believe is necessary to allow us to attract or retain such individual and to allow us to provide an optimal compensation package.

Equity Compensation. We have for many years granted our U.S. executive officers equity awards in the form of stock options. We believe that stock options are appropriate because they have value only if the price of our stock increases after the date of grant, and that they thereby effectively connect compensation with increased stockholder value. In addition, our stock options help retain key employees because they typically become exercisable over a vesting period of 36 months and if not exercised are forfeited if the employee leaves the employ of MIPS Technologies. The vesting schedule also helps keep employees focused on our long-term performance. In fiscal 2006, the board of directors reduced the term of options granted under MIPS Technologies’ equity-based compensation plans from ten years to seven years in order to reduce the expense of such option awards, and at that time reduced the standard vesting schedule from 50 to 36 months. The Compensation and Nominating Committee reviews the trends and data regarding equity compensation for executives in the peer group, and considers the recommendations of the CEO in light of prior grants and the desire to retain executives in granting annual stock option renewals.

Beginning in fiscal 2010, we have also granted restricted stock unit awards to our executive officers. Our restricted stock unit awards typically vest over a three year period with one third of the restricted stock units vesting on each of the first three annual anniversaries of the grant date. Stock option grants are by nature more sensitive to changes in our stock price because they only have value to the extent the market price of the underlying shares appreciates over the exercise price of the option. Restricted stock units, on the other hand, continue to provide value and serve as a meaningful retention vehicle for our executive officers, even in periods of declining stock prices. The Compensation and Nominating Committee reviews the trends and data regarding equity compensation for executives in the peer group, and considers the recommendations of the CEO in light of prior grants and the desire to retain executives in granting annual restricted stock unit renewals.

Generally, we make annual grants of stock options, and beginning in fiscal 2011 annual grants of restricted stock units, to our executive officers. In July 2006 our Compensation Committee determined that the annual grants would typically be made each year on August 15 (or on the next business day if August 15 falls on a weekend). However, in August 2012, the board of directors elected not to grant annual renewal grants to our executive officers in respect of fiscal 2013.

We grant new hire stock option awards and new hire restricted stock unit awards to new executive hires. New hire grants are made on the last Thursday of each month to all employees (including executives) who commenced employment by the Monday immediately preceding the last Thursday of the month.  During fiscal 2012, a new hire grant of stock options and restricted stock units was made to one of our executives (Mr. Slater) in connection with his hiring, and a promotion grant of options and restricted stock units was made to one of our executives (Mr. Intrater) in connection with his promotion.

We believe that a mixture of stock options and restricted stock units is an effective way to compensate our executive officers and offers them a long-term equity incentive opportunity with the appropriate balance of risk, performance and retention.  A mixture of stock options and restricted stock units also allows MIPS Technologies to remain competitive with the compensation practices of our peer companies.  In addition, a mixture of stock options and restricted stock units enhances the retention value of our overall long-term incentive program, but continues to align the program with stockholder interests because the ultimate value delivered is tied to stock price performance.

Benefits. We also provide our executives with benefits that are generally available to all our salaried employees in the particular geography, such as for U.S. executives participation in our employee stock purchase plan, health insurance, 401(k) plan (under which MIPS Technologies matches contributions up to $2,500 in order to encourage employees to invest in the savings program) and a deferred compensation program available to all employees at a level of director and above. For further discussion, see “Non-Qualified Deferred Compensation Plan” below. MIPS Technologies does not provide a traditional defined benefit retirement plan, so the deferred compensation program provides a means for U.S. executives to structure their own savings plan. In addition, one of our executives, Mr. Holtzinger, received an automobile allowance in fiscal 2012.

Relationship of the Compensation Elements. We view the elements of compensation as related but distinct. The level of each compensation element is based in part, but not exclusively, on competitive benchmarking consistent with our key compensation objectives. We do not have a policy for allocating compensation between our cash compensation, which is paid as salary or earned as bonus each year, and our equity compensation, which may be regarded as long term compensation because of the vesting provisions and the length of the option or restricted stock unit term.

Fiscal 2012 Compensation

    The compensation of our executive officers for fiscal 2012 was consistent with the objectives and programs discussed above. The salaries for our Chief Executive Officer and our Vice President of Engineering were increased for fiscal 2012, consistent with our strategy for the payment of salaries to our executive officers as discussed above. No salary increases were made for the other named executive officers.

    Bonuses were paid to our executive officers for fiscal 2012 under the Performance-Based Bonus Plan for Executives.  The Vice President of Worldwide Sales also received a separate bonus under the Special Bonus Plan for the Vice President of Worldwide Sales. For fiscal 2012, the revenue and pro forma operating income targets contained in the financial plan approved by the board of directors were $75.5 million and $6.6 million, respectively, and the actual amounts of revenue and pro forma operating income were $86.2 million and $20.6 million, respectively. Pro forma operating income is calculated by taking Generally Accepted Accounting Principles operating margin less certain non-cash costs (such as stock compensation expenses) and other exceptional charges (such as restructuring or severance expenses).

    For fiscal 2012 the target level of bonus under the Performance-Based Bonus Plan for Executives was 90% for the CEO, 60% for the Vice President of Engineering, 50% for the Chief Financial Officer, the General Counsel, and the Vice President of Marketing, and 40% for the Vice President of Corporate Development & Strategy and the Vice President of Sales.  For fiscal 2012, the target level of bonus under the Special Bonus Plan for the Vice President of Worldwide Sales was equal to 1/4% of MIPS Technologies’ license revenue for the fiscal year (accruing on a linear basis), but the bonus was only payable if MIPS Technologies achieves at least 80% of the license revenue goal set forth in the corporate financial plan.  The financial plan for fiscal 2012 was set with the same approach as used in prior years, which was to establish somewhat aggressive, but achievable, levels of growth. To put this approach into the context of our compensation practices, we have used a similar bonus program since fiscal 2000. In the eleven fiscal years from fiscal 2000 to fiscal 2011, our operating results, and resulting bonuses, exceeded the target levels five times, and our operating results fell below the applicable threshold six times, resulting in no bonus payments in those years. For fiscal 2012, the revenue and pro forma operating income targets contained in the financial plan approved by the board of directors were $75.5 million and $6.6 million, respectively, and the actual amounts of revenue and pro forma operating income were $86.2 million and $20.6 million, respectively.  For fiscal 2012, the board of directors determined to limit the corporate performance component of the multiplier to a 1 (for purposes of the payout of the executive bonuses) and that the executive bonuses should be paid 50% in cash and 50% in the form of restricted stock units (based on the market price at the time of grant) that vest one year following the date of grant (and would accelerate upon a change of control of MIPS Technologies).  In addition, the General Counsel was paid a special bonus of $100,000 in the form of restricted stock units (based on the market price at the time of the grant) that vest one year following the date of grant (and would accelerate upon a change of control of MIPS Technologies).  The restricted stock unit grants for the executive bonuses and the special bonus were issued on August 31, 2012.

    In August 2011, we granted 100,000 options and 40,000 restricted stock units to our CEO; 50,000 options and 20,000 restricted stock units to our Vice President of Engineering; 40,000 options and 16,000 restricted stock units to our General Counsel; 30,000 options and 12,000 restricted stock units to our Vice President of Corporate Development & Strategy and the Vice President of Sales; and 16,000 options and 6,400 restricted stock units to our Vice President of Marketing (which was granted prior to his promotion).  In addition, in November 2011, we granted 50,000 options and 20,000 restricted stock units to our Vice President of Marketing in connection with his promotion to Vice President of Marketing.  We also granted 125,000 options and 50,000 restricted stock units to our current Chief Financial Officer in connection with his hiring in November 2011.  Consistent with the decisions made by the board of directors in fiscal 2006, option grants for new hires and promotions have a seven-year term and vest over 36 months with a one year cliff and monthly vesting thereafter, and renewal option grants to existing employees (who have previously received a new hire option grant) have a seven-year term and vest monthly over 36 months without a one year cliff. Unless otherwise indicated, grants of restricted stock units to employees have a three year vesting schedule with one third (1/3rd) of the restricted stock units vesting on each of the first three annual anniversaries of the grant date.

Fiscal 2013 Compensation

    Our Compensation and Nominating Committee has established the basic elements of compensation for our executives for fiscal 2013.  No salary increases were made for any named executive officers. Our Chief Executive Officer and other executive officers will participate in the Performance-Based Bonus Plan for Executives, as described above under “Elements of Compensation”.   Consistent with the percentages applicable for the prior fiscal year, the target bonus percentage is 90% for the CEO, 60% for the Vice President of Engineering, 50% for the Chief Financial Officer, the General Counsel, and the Vice President of Marketing, and 40% for the Vice President of Corporate Development & Strategy and the Vice President of Sales, and uses the business plan established by our board of directors as the target for plan bonuses. The revenue targets used to measure overall corporate performance are those targets that formed the basis for the financial plan for fiscal 2013.

    In addition, the Vice President of Worldwide Sales participates in the Special Bonus Plan, which is described above under “Elements of Compensation”. Under the Special Bonus Plan, the bonus payable is an amount equal to 1/4% of MIPS Technologies’ license revenue for the fiscal year (accruing on a linear basis), but the bonus is only payable if MIPS Technologies achieves at least 80% of the license revenue goal set forth in the corporate financial plan.

    In August 2012, we granted 28,006 restricted stock units to our CEO in connection with the payout of fiscal 2012 bonuses as discussed under Fiscal 2012 Compensation above.  In August 2012, we granted six other executive officers between 6,812 and 27,484 restricted stock units each, in connection with the payout of fiscal 2012 bonuses as discussed under Fiscal 2012 Compensation above. The restricted stock units vest on the one year anniversary of the August 31, 2012 grant date.  Within thirty days after the vesting date, each recipient will receive one share of MIPS Technologies’ common stock for each vested restricted stock unit that has vested on such vesting date (subject to certain exceptions).  The restricted stock units were granted under MIPS Technologies’ 1998 Long-Term Incentive Plan, as Amended and Restated.

Say on Pay

    Our board of directors, Compensation and Nominating Committee, and management value the opinions of our stockholders.  At our 2011 annual meeting of stockholders, approximately 97% of the votes cast on the Say on Pay proposal were in favor of our executive compensation program.  Accordingly, the Compensation and Nominating Committee reviewed the final advisory vote results and did not make any changes to our executive compensation program based on such results.  In addition, our stockholders voted in favor of an annual advisory vote on executive compensation.

Change in Control Agreements

    We have entered into change in control agreements with our executive officers, including each of our named executive officers. These agreements provide that upon a change in control, the officer’s restricted stock units and stock options will become fully vested and the officer may elect, within six months following the change in control, to have his or her options “cashed out” based on the closing NASDAQ price on the day prior to the cash-out election. In addition, if the officer is terminated without cause, or voluntarily terminates for good reason (as such terms are defined in the change in control agreements), within 24 months after a change in control, the officer is entitled to receive a lump sum cash payment equal to 24 months salary. For further discussion, see “Potential Payments upon Change in Control and Termination” below. Further, this provision will encourage executives to remain in our employ throughout the uncertainty that may exist in a potential change in control situation. With regard to the “double trigger” for severance payments in the event their employment is terminated within 24 months under specified circumstances, we recognize that executives are frequently not afforded the opportunity to continue in the employ of the acquiring company following a change of control transaction, and we believe that our change in control agreements will motivate our executives to remain our employees through any change of control transaction in which we may become involved. Further, we believe the change in control agreements enable our executives to focus on the performance of their duties and to provide us with advice about a potential change in control without being distracted about the effects of the transaction on their continued employment.

Potential Payments upon Change in Control and Termination

    If a change in control of MIPS had occurred on June 30, 2012 (the last day of the 2012 fiscal year) and the employment of each of the named executive officers was terminated either without cause or the executive resigned for good reason on the same date, the value of each executive officer’s severance and accelerated stock option and restricted stock unit vesting pursuant to the terms of the officer's change in control agreement would be the amount shown in the table below. For purposes of the following table, we have assumed that (i) the price per share of MIPS’ common stock is equal to the closing price per share on June 30, 2012, which was the last trading day of MIPS’ fiscal year, (ii) the value of any stock option that is assumed to be accelerated is equal to the excess of the closing price for a share of MIPS’ common stock on June 30, 2012 over the option’s exercise price (i.e., the full “spread” value of the option), and (iii) the value of each restricted stock unit that is assumed to be accelerated is based on the closing price of MIPS’ common stock on June 30, 2012.

Name	Severance Payment ($)	Estimated Total Value of Option Acceleration ($)	Estimated Total Value of Stock Acceleration ($)	Total ($)
Sandeep Vij	$870,000	$340,702	$602,554	$1,813,256
William Slater	$600,000	$260,000	$384,926	$1,244,926
Maury Austin (1)	$—	$—	$—	$—
Ravikrishna Cherukuri	$620,000	$189,793	$217,922	$1,027,715
Gail Shulman	$550,000	$56,400	$290,032	$896,432
Gideon Intrater	$560,000	$122,987	$329,618	$1,012,605

(1)
Maury Austin served as Chief Financial Officer from March 2008 until his retirement, effective November 9, 2011.  As such, he would not have received any payment upon a change in control as of June 30, 2012.

In accordance with an offer letter dated December 22, 2009 between Mr. Vij and MIPS Technologies, in the event Mr. Vij’s employment is terminated by MIPS without cause (i.e. failure to perform duties, willfully engaging in gross misconduct, committing a felony or act of fraud or materially breaching the confidentiality and proprietary information agreement with MIPS Technologies) or he resigns for good reason (as defined in the offer letter), subject to certain conditions, Mr. Vij will be entitled to receive an amount equal to one year of his base salary (currently $435,000) plus his annual target bonus (currently $391,500) as well as a payment sufficient to cover one year of COBRA premium payments.

Other Agreements

    Sandy Creighton, MIPS Technologies’ former Vice President of Corporate Administration, resigned as an executive officer of MIPS Technologies, effective as of June 23, 2010. On July 8, 2010, MIPS Technologies entered into an agreement with Ms. Creighton regarding the terms and conditions of her departure from MIPS Technologies.  Under the terms of the agreement, Ms. Creighton’s last day of employment with MIPS Technologies was August 12, 2010.  In addition, Ms. Creighton received a lump sum severance payment of $286,000, and a lump sum payment equal to 12 months of COBRA premiums.  Ms. Creighton provided consulting services to MIPS Technologies at a rate of $5,000 per month through March 2012.

    On September 30, 2011, MIPS Technologies entered into a transition agreement with Arthur Swift, MIPS Technologies’ former Vice President of Marketing and Business Development, regarding the terms and conditions of his departure from MIPS Technologies.  Under the terms of the agreement, Mr. Swift received a lump sum payment equal to 12 months of COBRA premiums and his last day of employment with MIPS Technologies was September 30, 2011.  In addition, Mr. Swift provided consulting services to MIPS Technologies at a rate of $23,334 per month through September 2012.  Mr. Swift was also paid a bonus of $112,000 for fiscal year 2012 based on Mr. Swift’s provision of consulting services to MIPS Technologies.

    On November 9, 2011, MIPS Technologies entered into a Transition and Consulting Agreement with Maury Austin, MIPS Technologies’ former Chief Financial Officer, regarding the terms and conditions of Mr. Austin’s departure from MIPS Technologies.  Under the terms of the agreement, Mr. Austin provided consulting services to MIPS Technologies at a rate of $28,529.91 per month through August 2012.

Tax Treatment of Executive Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1 million paid to the chief executive officer or to any of the other three most highly compensated executive officers of a company (excluding the chief financial officer) will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the performance-based exceptions under Section 162(m). Our primary objective in designing and administering compensation policies is to support and encourage the achievement of our long-term strategic goals and to enhance stockholder value. When consistent with this compensation philosophy, we also intend to attempt to structure compensation programs such that compensation paid thereunder will be tax deductible by us. In general, stock options granted under our stock option plans are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m), thus excluding from the Section 162(m) compensation limitation any income recognized by executives pursuant to such stock options.

    The following table summarizes compensation information for our Chief Executive Officer, Chief Financial Officer (and our former Chief Financial Officer) and each of the other three most highly compensated executive officers as of June 30, 2012. These officers are referred to as the named executive officers.

Summary Compensation Table for Fiscal 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)		Option Awards ($)(3)(6)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Sandeep Vij	2012	$435,000	$—			$195,600	$262,200	$371,922	$3,040	$1,267,762
Chief Executive Officer and President	2011	$410,000	$—			$192,000	$230,872	$362,128	$3,683	$1,198,683
	2010	$162,981	$135,000	(7)		$316,500	$1,243,440	$—	$630	$1,858,551
William Slater (8)	2012	$192,692	$—			$229,500	$311,088	$102,395	$3,361	$839,036
Vice President, Chief Financial Officer	2011	$—	$—			$—	$—	$—	$—	$—
	2010	$—	$—			$—	$—	$—	$—	$—
Maury Austin (9)	2012	$113,367	$—			$—	$—	$—	$1,186	$114,553
Vice President, Chief Financial Officer	2011	$313,567	$—			$96,000	$115,436	$158,260	$3,009	$686,272
	2010	$313,567	$—			$—	$165,410	$218,523	$3,093	$700,593
Ravikrishna Cherukuri	2012	$310,000	$—			$97,800	$131,100	$186,000	$502	$725,402
Vice President, Engineering	2011	$290,000	$—		$		$115,436	$146,365	$1,206	$649,007
	2010	$88,986	$—			$—	$509,400	$62,014	$548	$660,948
Gail Shulman	2012	$275,000	$100,000	(10)		$78,240	$104,880	$164,994	$2,946	$726,060
Vice President, General Counsel	2011	$—	$—			$—	$—	$—	$—	$—
	2010	$—	$—			$—	$—	$—	$—	$—
Gideon Intrater (12)	2012	$265,010	$2,400	(11)		$123,096	$166,387	$122,697	$2,954	$682,544
Vice President, Marketing	2011	$—	$—			$—	$—	$—	$—	$—
	2010	$—	$—			$—	$—	$—	$—	$—

(1)	Amounts consist of bonuses earned for services rendered in fiscal 2012 for Ms. Shulman and Mr. Intrater and fiscal 2010 for Mr. Vij.

(2)
The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of restricted stock units awarded during the applicable fiscal year under the 1998 Long-Term Incentive Plan, as Amended and Restated. For each of the restricted stock units, the grant date fair value is calculated using the closing price of MIPS Technologies’ common stock on the grant date as if these awards were vested and issued on the grant date. The amounts shown disregard estimated forfeitures. There can be no assurance that these grant date fair values will ever be realized by the named executive officers. See the “Grants of Plan-Based Awards in Fiscal Year 2012” table below for information on restricted stock unit awards made in fiscal 2012.  See Note 11 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2012 regarding the assumptions underlying the valuation of equity awards, Note 14 in our Annual Report on Form 10-K for the year ended June 30, 2011, and Note 14 in our Annual Report on Form 10-K for the year ended June 30, 2010.

(3)
The amounts in the Option Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of stock option awards issued during the applicable fiscal year pursuant to the 1998 Long-Term Incentive Plan, as Amended and Restated. There can be no assurance that these grant date fair values will ever be realized by the named executive officers. See the “Grants of Plan-Based Awards in Fiscal Year 2012” table below for information on stock option grants made in fiscal 2012. See Note 11 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2012 regarding the assumptions underlying the valuation of equity awards, Note 14 in our Annual Report on Form 10-K for the year ended June 30, 2011, and Note 14 in our Annual Report on Form 10-K for the year ended June 30, 2010.

(4)
Amounts consist of bonuses earned for services rendered in each respective fiscal year.  In Fiscal Year 2012 half of the bonus was paid in cash and the other half was paid in restricted stock units with a one year vesting term.

(5)	Represents matching contributions under MIPS’ 401(k) plan and life insurance premiums paid on behalf of the executive.

(6)
Amounts disclosed in this column may differ from the previously reported amounts for such fiscal year because they have been restated to reflect aggregate grant date fair values of equity awards awarded during such fiscal year in accordance with FASB ASC Topic 718. Prior to fiscal year 2010, the amounts reported reflected the dollar amount of expense recognized for financial statement reporting purposes for the applicable fiscal year.

(7)	This amount relates to a one-time employment bonus of $135,000, which was paid in August 2010.

(8)	Mr. Slater has served as Vice President, Chief Financial Officer and Treasurer since November 2011.

(9)	Mr. Austin served as Chief Financial Officer until his retirement, effective November 9, 2011.

(10)	This amount includes a special bonus payment of $100,000 to Ms. Shulman in fiscal year 2012, which was paid in the form of restricted stock units having a one-year vesting term.

(11)	This amount includes a patent bonus payment of $2,400 to Mr. Intrater in fiscal year 2012.

(12)	Mr. Intrater has served as our Vice President of Marketing since November 2011.

Grants of Plan-Based Awards in Fiscal Year 2012

The following table provides details regarding all plan-based awards granted to the named executive officers in fiscal year 2012.

Name	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards (1)			All other Stock Awards: Number of Securities Underlying Stock (#)(2)	All other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Stock and Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Sandeep Vij	8/31/12	—	—	—	28,006	—	—	$185,960
	8/15/11	—	—	—	—	100,000	4.89	$262,200
	8/15/11	—	—	—	40,000	—	—	$195,600
	N/A	—	$391,500	$783,000	—	—	—	—
William Slater	8/31/12	—	—	—	7,710	—	$—	$51,194
	11/23/11	—	—	—	—	125,000	4.59	$311,088
	11/23/11	—	—	—	50,000	—	—	$229,500
	N/A	—	$96,346	$192,692	—	—	—	—
Maury Austin (4)	N/A	—	$125,427	$250,854	—	—	—	—
Ravikrishna Cherukuri	8/31/12	—	—	—	14,006	—	$—	$93,000
	8/15/11	—	—	—	—	50,000	4.89	$131,100
	8/15/11	—	—	—	20,000	—	—	$97,800
	N/A	—	$186,000	$372,000	—	—	—	—
Gail Shulman	8/31/12	—	—	—	27,484	—	$—	$182,494
	8/15/11	—	—	—	—	40,000	4.89	$104,880
	8/15/11	—	—	—	16,000	—	—	$78,240
	N/A	—	$137,500	$275,000	—	—	—	—
Gideon Intrater	8/31/12	—	—	—	8,486	—	$—	$56,347
	11/23/11	—	—	—	—	50,000	$4.59	$124,435
	11/23/11	—	—	—	20,000	—	$—	$91,800
	8/15/11	—	—	—	—	16,000	4.89	$41,952
	8/15/11	—	—	—	6,400	—	—	$31,296
	N/A	—	$124,667	$249,333	—	—	—	—

(1)
Amounts shown represent possible payouts for fiscal 2012 to Mr. Vij, Mr. Slater, Mr. Cherukuri, Ms. Shulman and Mr. Intrater under our Performance-Based Bonus Plan for Executives.  Mr Slater’s estimated payments were prorated based on the base salary earned by Mr. Slater in fiscal 2012.  Mr. Intrater’s estimated payouts were prorated based on salary earned and bonus targets with respect to the time he served as Vice President of Marketing versus the time he served as Vice President of Product Marketing and Applications in fiscal 2012.

(2)
 Each restricted stock unit award listed in this column was granted under the 1998 Long-Term Incentive Plan, as Amended and Restated.  Unless noted otherwise, the awards to Mr. Vij, Mr. Slater, Mr. Cherukuri, Ms. Shulman and Mr. Intrater vest over a three year period from the date of grant, with one-third of the shares vesting on each anniversary of the grant date. The awards granted on August 31, 2012 vest over a one year period from the date of grant, with all the shares vesting on the anniversary of the grant date.

(3)
All options were granted under our 1998 Long-Term Incentive Plan, as Amended and Restated and have exercise prices equal to the fair market value of our common stock on the date of grant. In general, the options vest in thirty-six equal monthly installments, unless otherwise noted. The 11/23/11 grants to Mr. Slater and Mr. Intrater vest 33% on 11/23/12 and then vest monthly in 2.7% increments thereafter. The equity awards identified in the table above are also reported in the table entitled, “Outstanding Equity Awards at Fiscal Year-End,” below.

(4)	Mr. Austin served as Chief Financial Officer until his retirement, effective November 9, 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards held by our named executive officers at June 30, 2012, the end of the 2012 fiscal year. The equity granted in 2012 is reported in the following table and in the table entitled, “Grants of Plan-Based Awards in Fiscal Year 2012”, above.  Unless otherwise indicated, all unvested option grants vest monthly over a thirty-six month period.

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares of or units of stock that have not Vested (#)		Market value of shares of or units of stock that have not Vested ($)*
Sandeep Vij	433,334	116,667	(1)	$4.22	1/28/17
	48,889	31,111		$6.00	8/16/17
	27,778	72,222		$4.89	8/15/18
						86,333	(9)	$575,841
Maury Austin	5,555	5,556		$3.27	8/17/16
	14,444	15,556		$6.00	8/16/17
						10,666	(9)	$71,142
Ravikrishna Cherukuri	187,500	62,500	(2)	$4.17	3/25/17
	24,444	15,556		$6.00	8/16/17
	13,889	36,111		$4.89	8/15/18
						30,666	(9)	$204,542
Gideon Intrater	31,251	31,249	(3)	$15.63	12/30/17
	4,444	11,556		$4.89	8/15/18
	—	50,000	(8)	$4.59	11/23/18
						43,066	(9)	$287,250
Gail Shulman (10)	2,583	—		$6.11	8/29/12
	2,917	—	(4)	$6.47	8/15/13
	1,500	—	(5)	$8.10	12/28/13
	1,875	—		$7.80	8/15/14
	1,667	—	(6)	$4.55	4/24/15
	2,444	—		$3.89	8/15/15
	4,125	—		$1.28	11/26/15
	70,000	—	(7)	$1.95	2/26/16
	22,500	2,500		$3.27	8/17/16
	20,000	15,556		$6.00	8/16/17
	11,111	28,889		$4.89	8/15/18
						26,666	(9)	$177,862
William Slater	—	125,000	(8)	$4.59	11/23/18
						50,000	(9)	$333,500

*
The market value of the restricted stock units that have not vested is calculated by multiplying the number of units that have not vested by the closing price of our common stock on June 30, 2012, which was $6.67.

(1)	Options granted on 1/28/10 vest 33% on 1/28/11 and then vest monthly in 2.7% increments thereafter.

(2)	Options granted on 3/25/10 vest 33% on 3/25/11 and then vest monthly in 2.7% increments thereafter.

(3)	Options granted on 12/30/10 vest 33% on 12/30/11 and then vest monthly in 2.7% increments thereafter.

(4)	Options granted on 8/15/06 vest 33% on 8/15/07 and then vest monthly in 2.7% increments thereafter.

(5)	Options granted on 12/28/06 vest 33% on 12/28/07 and then vest monthly in 2.7% increments thereafter.

(6)	Options granted on 4/24/08 vest 33% on 4/24/09 and then vest monthly in 2.7% increments thereafter.

(7)	Options granted on 2/26/09 vest 33% on 2/26/10 and then vest monthly in 2.7% increments thereafter.

(8)	Options granted on 11/23/11 vest 33% on 11/23/12 and then vest monthly in 2.7% increments thereafter.

(9)	Restricted stock unit awards vest one third on the first annual anniversary of the grant date and then one third annually for the next two years.

(10)
Ms. Shulman entered into an agreement with Brian C. Knittel, dated November 21, 2008, pursuant to which Brian C. Knittel continues to exercise (as of October 24, 2012) sole beneficial ownership with respect to 6,292 options awarded to Ms. Shulman.

Option Exercises and Stock Vested

The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the named executive officers during fiscal 2012.  The table also presents the value realized upon such exercises and vesting, as calculated, in the case of stock options, based on the difference between the market price of our common stock at exercise and the option exercise price, and as calculated, in the case of restricted stock units, based on the closing selling price per share of our common stock on the NASDAQ Global Select Market on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Sandeep Vij	—	$—	35,667	$192,532
Maury Austin	78,361	$515,614	5,334	$24,643
Ravikrishna Cherukuri	—	$—	5,334	$24,643
Gideon Intrater	—	$—	8,334	$37,170
Gail Shulman	—	$—	5,334	$24,643
William Slater	—	$—	—	$—

(1)	Value is the fair market value of an underlying share on the date of exercise over the exercise price, multiplied by the number of shares covered by the option award.

(2)	Value is the fair market value of an underlying share on the date of vesting multiplied by the number of shares covered by the stock award.

Pension Benefits

    The named executive officers received no benefits in fiscal 2012 from MIPS under pension plans.

Non-Qualified Deferred Compensation Plan

The following table shows certain information for the named executive officers under the Non-Qualified Deferred Compensation Plan.

Non-Qualified Deferred Compensation for Fiscal 2012
Name	Executive contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Gain in Last Fiscal Year ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year end ($)
Sandeep Vij	$—	$—	$—	$—	$—
William Slater	$—	$—	$—	$—	$—
Maury Austin	$—	$—	$—	$—	$—
Ravikrishna Cherukuri	$—	$—	$—	$—	$—
Gail Shulman	$—	$—	$—	$—	$—
Gideon Intrater	$14,400	$—	$1,225	$—	$15,625

(1)	There were no above-market or preferential earnings included in these amounts.

(2)	The entire amounts were included in either the compensation information in the "Summary Compensation" table or in compensation report in previous years.

The MIPS Technologies, Inc. Non-Qualified Deferred Compensation Plan is designed to provide participants with an opportunity to supplement their retirement income through the deferral of pre-tax income. Participants in the Non-Qualified Deferred Compensation Plan may defer up to 100% of their regular salary, bonus awards and commissions. Participants in the Non-Qualified Deferred Compensation Plan have the option to choose from a portfolio of investment options and may change their investment allocation periodically. Amounts earned on the assets invested by participants are determined based upon the earnings of the investments selected by the participants. Payments under the Non-Qualified Deferred Compensation Plan may be paid in a lump sum or in up to ten equal annual installments as selected by the participant. In addition, payment will be made upon retirement, termination, hardship, death or disability.

Certain Relationships and Related Transactions

    Sandy Creighton, MIPS Technologies’ former Vice President of Corporate Administration, resigned as an executive officer of MIPS Technologies, effective as of June 23, 2010. On July 8, 2010, MIPS Technologies entered into an agreement with Ms. Creighton regarding the terms and conditions of her departure from MIPS Technologies.  Under the terms of the agreement, Ms. Creighton’s last day of employment with MIPS Technologies was August 12, 2010.  In addition, Ms. Creighton received a lump sum severance payment of $286,000, and a lump sum payment equal to 12 months of COBRA premiums.  Ms. Creighton provided consulting services to MIPS Technologies at a rate of $5,000 per month through March 2012.

    On September 30, 2011, MIPS Technologies entered into a transition agreement with Arthur Swift, MIPS Technologies’ former Vice President of Marketing and Business Development, regarding the terms and conditions of his departure from MIPS Technologies.  Under the terms of the agreement, Mr. Swift received a lump sum payment equal to 12 months of COBRA premiums and his last day of employment with MIPS Technologies was September 30, 2011.  In addition, Mr. Swift provided consulting services to MIPS Technologies at a rate of $23,334 per month through September 2012.  Mr. Swift was also paid a bonus of $112,000 for fiscal year 2012 based on Mr. Swift’s provision of consulting services to MIPS Technologies.

    On November 9, 2011, MIPS Technologies entered into a Transition and Consulting Agreement with Maury Austin, MIPS Technologies’ former Chief Financial Officer, regarding the terms and conditions of Mr. Austin’s departure from MIPS Technologies.  Under the terms of the agreement, Mr. Austin provided consulting services to MIPS Technologies at a rate of $28,529.91 per month through August 2012.

    On October 21, 2011, MIPS Technologies entered into the Settlement Agreement with Starboard relating to the election of directors.  Pursuant to the Settlement Agreement, MIPS Technologies’ board of directors agreed to increase the size of the Board from seven to nine directors, effective as of the 2011 Annual Meeting. To fill the new positions resulting from the increase in the size of the Board, MIPS Technologies agreed to nominate, upon the recommendation of MIPS Technologies’ Compensation and Nominating Committee, Starboard nominees Mr. Jeffrey S. McCreary and Mr. Kenneth H. Traub (the “Starboard Nominees”) for election at the 2011 Annual Meeting as a Class II director with a term expiring at MIPS Technologies’ 2012 annual meeting of stockholders and as a Class III director with a term expiring at MIPS Technologies’ 2013 annual meeting of stockholders, respectively.  In addition, if either of the Starboard Nominees is unable to serve as a director, resigns as a director or is removed as a director prior to the 2012 annual meeting and at such time Starboard beneficially owns at least (approximately) 7% of MIPS Technologies’ then outstanding shares of common stock, then Starboard will be entitled to recommend a replacement director.  The replacement director must qualify as an “independent director” pursuant to NASDAQ listing standards and have relevant financial and business experience to fill the resulting vacancy, subject to the reasonable good faith approval of the Compensation and Nominating Committee.

REPORT OF THE AUDIT AND CORPORATE GOVERNANCE COMMITTEE

    The management of MIPS is responsible for establishing and maintaining internal controls and for preparing the consolidated financial statements of MIPS. The independent registered public accounting firm is responsible for auditing the consolidated financial statements. It is the responsibility of the Audit and Corporate Governance Committee to oversee these activities.

    The Audit and Corporate Governance Committee has reviewed and discussed with MIPS’ management the audited consolidated financial statements for the fiscal year ended June 30, 2012.

    The Audit and Corporate Governance Committee has discussed with Ernst & Young LLP, MIPS’ independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board relating to communications with Audit Committees.

    The Audit and Corporate Governance Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit and Corporate Governance Committee concerning independence, and the Audit and Corporate Governance Committee has discussed with Ernst & Young LLP their independence.

    Based on the reviews and discussions referred to above, the Audit and Corporate Governance Committee recommended to the board of directors that the audited consolidated financial statements be included in MIPS’ Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

The Audit and Corporate Governance Committee

William M. Kelly, Chairman
Kenneth Traub
Robin L. Washington

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our directors, executive officers, and any persons holding more than 10% of our common stock are required to report to the Securities and Exchange Commission and the NASDAQ National Market their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 filed pursuant to the Exchange Act furnished to us, we believe that during fiscal 2012, our officers, directors and holders of more than 10% of our common stock filed all Section 16(a) reports on a timely basis.

PROPOSAL NO. 8—AUTHORITY TO ADJOURN THE ANNUAL MEETING

The Adjournment Proposal

    If the number of shares of common stock present in person or represented by proxy at the annual meeting voting in favor of the proposals to adopt the patent sale agreement, the merger agreement and certificate of amendment is insufficient to adopt each of the proposals at the time of the annual meeting, then we intend to move to adjourn the annual meeting in order to enable our board of directors to solicit additional proxies in respect of such proposals. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not the proposals to adopt the patent sale agreement, the merger agreement and the certificate of amendment.

    In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to the proxy holder to adjourn the annual meeting for the purpose of soliciting additional proxies. If our stockholders approve the adjournment proposal, we could adjourn the annual meeting and any adjourned session of the annual meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies or authorized a proxy by using the Internet or a toll-free telephone number. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the proposals to adopt the patent sale agreement, the merger agreement and the certificate of amendment such that any of the three proposals would be defeated, we could adjourn the annual meeting without a vote on the proposals to adopt the patent sale agreement, the merger agreement and the certificate of amendment and seek to obtain sufficient votes in favor of adoption of the three proposals. Additionally, we may seek to adjourn the annual meeting if a quorum is not present at the annual meeting. MIPS Technologies shall use commercially reasonable efforts to hold the annual meeting no later than fifteen days following the date for which the annual meeting was originally scheduled.

Vote Required for Approval and Board Recommendation

    Approval of the proposal to adjourn the annual meeting requires the affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote at the annual meeting on this proposal, assuming a quorum is present. For the proposal to adjourn the annual meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will be counted as present for the purpose of determining whether a quorum is present at the annual meeting, but will have the same effect as a vote against the proposal to adjourn the annual meeting. Broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the annual meeting, but the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on the adjournment proposal. No proxy that is specifically marked “AGAINST” adoption of the patent sale agreement, the merger agreement and the certificate of amendment will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the proposal to adjourn the annual meeting.

    Our board of directors believes that, if the number of shares of common stock present in person or represented by proxy at the annual meeting voting in favor of the proposals to adopt the patent sale agreement, the merger agreement and the certificate of amendment is not a sufficient number of shares to approve each of the respective proposals, it is in the best interests of MIPS Technologies and its stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes in favor of approval of the proposal to adopt the patent sale agreement, merger agreement and certificate of amendment.

    Our board of directors unanimously recommends that you vote “FOR” the proposal to adjourn the annual meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the patent sale agreement, the merger agreement and the certificate of amendment if there are insufficient votes at the time of the annual meeting to adopt the patent sale agreement, the merger agreement and the certificate of amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    The following is a summary of the anticipated U.S. federal income tax consequences of the patent sale, the recapitalization and the merger to “U.S. holders” (as defined below) who hold our common stock as a “capital asset” (generally, property held for investment) under the Code and whose shares are converted into the right to receive cash and stock in the recapitalization and whose remaining shares are converted into the right to receive cash in the merger. This summary is based on U.S. federal income tax law in effect on the date hereof, which is subject to differing interpretations or change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular stockholders in light of their individual circumstances, and does not address the tax consequences to stockholders subject to special tax rules (for example, financial institutions, mutual funds, insurance companies, broker-dealers, partnerships (or other pass-through entities) and their partners, and tax-exempt organizations (including private foundations)), stockholders that hold our common stock as part of a straddle, hedge, conversion, constructive sale, or other integrated transaction for U.S. federal income tax purposes, stockholders who are not U.S. holders, stockholders that have a functional currency other than the U.S. dollar, U.S. expatriates, stockholders who will own, directly, indirectly or constructively, 5% or more (by vote or value) of our equity, or persons who acquired their shares of our common stock through the exercise of employee stock options or other compensation arrangements, all of whom may be subject to tax rules that differ significantly from those summarized below. In addition, this summary does not discuss any state, local, or foreign tax considerations. Each U.S. holder is urged to consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax considerations of the merger.

    For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock who, for U.S. federal income tax purposes, is a citizen or individual resident of the United States, a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States or any State thereof or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust (i) if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes.

    If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) or other pass-through entity is a holder of shares of our common stock, the tax treatment of a partner, beneficiary, or other stakeholder will generally depend on the status of that person and the tax treatment of the pass-through entity. A partner, beneficiary, or other stakeholder in a pass-through entity that holds our common stock should consult its own tax advisor regarding the tax consequences of the recapitalization and the merger.

    Further, the discussion does not address any tax consequences of the recapitalization and the merger to holders of options to acquire shares of our common stock. Option holders should consult their own tax advisors regarding the tax consequences of the recapitalization and the merger.

    This summary of anticipated U.S. federal income tax consequences is for general information only and is not tax advice. Holders are urged to consult their own tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

    We have not sought nor obtained any advance tax ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

Exchange of Shares of Common Stock for Cash Pursuant to the Recapitalization and the Merger

    Consummation of the merger is conditioned on, among other things, consummation of the recapitalization.  The recapitalization and the merger are intended to constitute, and MIPS Technologies, Imagination Technologies, and Acquisition Sub have all agreed to treat the recapitalization and the merger as, a single integrated transaction for U.S. federal income tax purposes.  However, there can be no assurance that the IRS or a court will agree that the recapitalization and the merger are an integrated transaction.

    Assuming that, as expected, the recapitalization and the merger are treated as a single integrated transaction, the receipt of cash in exchange for shares of our common stock pursuant to the recapitalization and the merger will generally be a taxable transaction for U.S. federal income tax purposes that results in the complete termination of a U.S. holder’s interest in MIPS Technologies.  Accordingly, a U.S. holder whose shares of common stock are converted into the right to receive cash in the recapitalization and the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (1) the sum of (A) the amount of cash received in the recapitalization and (B) the amount of cash received in the merger and (2) the U.S. holder’s adjusted tax basis in its shares. Gain or loss must be determined separately for each block of shares (generally, shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the recapitalization and the merger. Such gain or loss will be long-term capital gain or loss provided that the U.S. holder’s holding period for such shares is more than 12 months at the time of the consummation of the recapitalization and the merger. Certain U.S. holders (including individuals) may be eligible for preferential rates of U.S. federal income tax in respect of long−term capital gains. The deductibility of capital losses is subject to limitations.

United States Federal Income Tax Consequences of the Patent Sale if the Recapitalization and the Merger Are Not Consummated

    The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the patent sale if the recapitalization and the merger are not consummated.  The patent sale will be a taxable sale by MIPS Technologies of corporate assets for U.S. federal income tax purposes, and MIPS Technologies anticipates that it will recognize substantial gain as a result of the patent sale.  Such gain will generate U.S. federal income tax liability to MIPS Technologies that will reduce the amount of cash available for distribution to our stockholders. MIPS Technologies estimates that the patent sale will generate a tax liability of approximately $96 million (net of estimated losses and estimated tax attributes).

    If the recapitalization and the merger are not consummated, the U.S. federal income tax consequences to U.S. holders will depend on whether we distribute some or all of the proceeds from the patent sale to our stockholders.  Any such distribution will generally not qualify as a partial liquidation for U.S. federal income tax purposes.  As a result, the gross amount of any such distribution received by a U.S. Holder with respect to our shares will be included in the gross income of the U.S. Holder as a dividend to the extent attributable to our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.  If a distribution exceeds the amount of our current and accumulated earnings and profits, it will be treated as a non-taxable return of capital to the extent of the U.S. Holder’s tax basis in the shares of our common stock on which it is paid, and to the extent it exceeds that basis it will be treated as capital gain.  Because we anticipate that we will recognize substantial gain as a result of the patent sale, U.S. holders should assume that the entire amount of any distribution will be treated as a dividend for U.S. federal income tax purposes.  Distributions treated as dividends and received by non-corporate U.S. Holders in taxable years beginning before January 1, 2013, may be taxed at a preferential rate. Otherwise, under current law dividends paid on shares of our common stock will be taxed at ordinary income rates and potentially subject to an additional 3.8% tax on certain net investment income.

    In general, because any distribution of proceeds from the patent sale received by U.S. holders would be treated for U.S. federal income tax purposes as a dividend, which as discussed above generally does not reduce a U.S. holder’s tax basis in its shares of our common stock, a U.S. holder’s tax basis of such shares of our common stock may significantly exceed the fair market value of such shares after any such distribution.  As a result, U.S. holders may realize a substantial capital loss on any subsequent sale, exchange or other taxable disposition of their shares of our common stock.  The deductibility of capital losses is subject to limitations, and capital losses generally cannot be used to offset dividend income. Stockholders are urged to consult their own tax advisors as to the particular tax consequences of the patent sale and any subsequent distribution if the recapitalization and the merger are not consummated.

   The above summary is not intended to constitute a complete analysis of all tax consequences applicable to U.S. holders relating to the patent sale, the recapitalization and the merger. U.S. holders should consult their own tax advisors as to the tax consequences applicable to them in their particular circumstances.

MARKET PRICE DATA AND DIVIDEND INFORMATION

    Our common stock is listed for trading on NASDAQ under the symbol “MIPS”. The following table sets forth, for the fiscal quarters indicated, the high and low sales prices per share as reported on the NASDAQ composite tape. To date, we have not paid any cash dividends on our common stock, and do not anticipate any being paid in the foreseeable future.

	Common Stock
	High	Low
Year Ended June 30, 2009
First Quarter	$4.01	$3.37
Second Quarter	$3.24	$1.01
Third Quarter	$3.07	$1.05
Fourth Quarter	$3.92	$2.89
Year Ended June 30, 2010
First Quarter	$3.89	$2.74
Second Quarter	$4.49	$3.56
Third Quarter	$4.65	$3.60
Fourth Quarter	$5.50	$4.25
Year Ended June 30, 2011
First Quarter	$10.13	$4.82
Second Quarter	$16.75	$9.04
Third Quarter	$18.19	$9.87
Fourth Quarter	$10.98	$6.14
Year Ending June 30, 2012
First Quarter	$8.27	$3.87
Second Quarter	$5.83	$3.91
Third Quarter	$7.00	$4.47
Fourth Quarter	$7.38	$5.05

    The closing sale price of our common stock on NASDAQ on November 5, 2012, the last trading day prior to the announcement of the merger, was $7.02.  On January 4, 2013, the last trading day before the date of this proxy statement, our common stock closed at $7.86 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

    If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to MIPS at 955 East Arques Avenue, Sunnyvale, California  94085, Attention: Corporate Secretary, no later than September 9, 2013.  However, if the date of MIPS Technologies’ 2013 annual meeting of stockholders is changed by more than 30 days from the date of the 2012 annual meeting, then the deadline will be a reasonable time before MIPS Technologies begins to print and send its proxy materials for the 2013 annual meeting of stockholders.

    Our Bylaws provide that stockholders wishing to nominate a director or present a proposal at next year’s annual meeting, but not wishing to have such nomination or proposal included in our proxy statement, must submit specified information in writing to MIPS at the above address no later than December 7, 2013 and no earlier than November 7, 2013; provided, however, that in the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the annual meeting, notice must be delivered not earlier than the 90th day prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by MIPS Technologies.

DISSENTERS’ RIGHTS OF APPRAISAL

    Under the DGCL, you have the right to dissent from the merger and to receive payment in cash for the fair value of your common stock (exclusive of any element of value arising from the accomplishment or expectation of the merger) as determined by the Delaware Court of Chancery, together with a fair rate of interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to receive pursuant to the merger agreement. These rights are known as appraisal rights. MIPS Technologies’ stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. MIPS Technologies will require strict compliance with the statutory procedures. The appraisal rights and procedures described in this section apply only with respect to the adoption of the merger agreement by holders of our common stock and do not apply in connection with the patent sale or the recapitalization described above.

    The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights.

    This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex G to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights.

    Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the stockholders’ meeting to vote on the merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes MIPS Technologies’ notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262.

    MIPS Technologies’ stockholders who may wish to exercise their appraisal rights or may wish to preserve their right to do so should review Annex G carefully and in its entirety and should consult with their legal advisor, since failure to timely comply with the procedures set forth therein will result in the loss of such rights.

    If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•
You must deliver to MIPS Technologies a written demand for appraisal of your shares before the vote with respect to the merger is taken.  This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. Voting "AGAINST" or failing to vote "FOR" the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

•
You must either vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement.  A vote in favor of the adoption of the merger agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the merger agreement, a stockholder who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain from voting.

•	You must continuously hold the shares of record from the date of making the demand through the effective time of the merger.

    If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of common stock.

    All demands for appraisal should be addressed to MIPS Technologies Incorporated, 955 East Arques Avenue, Sunnyvale, California  94085, Attention: Corporate Secretary, and must be delivered before the vote on the merger agreement is taken at the annual meeting, and should be executed by, or on behalf of, the record holder of the shares of our common stock. The demand must reasonably inform MIPS Technologies of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares. To be effective, a demand for appraisal by a holder of our common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his, her or its stock certificate(s).

    Only a holder of record of shares of our common stock is entitled to demand appraisal rights for such shares of our common stock registered in that holder’s name.  In addition, the stockholder must continuously hold the shares of record from the date of making the demand through the effective time of the merger.

•
Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to MIPS Technologies. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares.

•	If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary.

•	If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners.

•
An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owners.

•
A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

    If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the nominee to make a demand for appraisal. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to properly follow the steps summarized below and perfect appraisal rights in a timely manner.

    Within 10 days after the effective time of the merger, MIPS Technologies’ successor, the surviving corporation, will provide notice of the date the merger has become effective to each former MIPS Technologies stockholder who has properly demanded appraisal rights under Section 262 of the DGCL and has not voted in favor of the adoption of the merger agreement. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of common stock. Any attempt to withdraw made more than 60 days after the effectiveness of the merger will require the written approval of the surviving corporation and no appraisal proceeding before the Delaware Court of Chancery as to any stockholder will be dismissed without the approval of the Delaware Court of Chancery, which approval may be conditioned upon any terms the Delaware Court of Chancery deems just. If the surviving corporation does not approve a stockholder’s request to withdraw a demand for appraisal when the approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder would be entitled to receive only the appraised value determined in any such appraisal proceeding. This value could be higher or lower than, or the same as, the value of the merger consideration.

    Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previously written demand for appraisal.

    Within 120 days after the effective time of the merger, any stockholder who has complied with Section 262 shall, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later.

    If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After providing notice to dissenting stockholders who demanded appraisal of their shares, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby.

    After determination of the stockholders entitled to appraisal of their shares of our common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive that value upon the surrender of their shares. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment.

    In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement.

    Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the merger; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective time of the merger may only be made with the written approval of the surviving corporation and, to be effective, must be made within 120 days after the effective time.

    In view of the complexity of Section 262, MIPS Technologies’ stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

OTHER MATTERS

    We know of no other matters to be submitted at the annual meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

WHERE YOU CAN FIND MORE INFORMATION

    We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.  You may also obtain free copies of the documents MIPS Technologies files with the SEC by going to the “Investors” section of our website at www.mips.com. Our website address is provided as an inactive textual reference only. The information provided onour website is not part of this proxy statement, and therefore is not incorporated by reference herein.

    Reports, proxy statements or other information concerning MIPS Technologies may also be inspected at the offices of the Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

    Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the annual meeting:

•	Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC on September 10, 2012;

•	Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC on October 26, 2012;

•	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 filed with the SEC on May 8, 2012;

•	Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 9, 2012; and

•
Current Reports on Form 8-K and 8-K/A filed with the SEC on January 25, 2012, February 7, 2012, April 26, 2012, July 3, 2012, August 9, 2012, August 15, 2012, October 30, 2012, November 6, 2012, November 6, 2012, November 8, 2012, November 19, 2012, November 20, 2012, December 10, 2012, December 10, 2012, December 13, 2012, December 17, 2012 and December 19, 2012.

    Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

    Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to MIPS Technologies’ Investor Relations department, 955 East Arques Avenue, Sunnyvale, California  94085, telephone: (408) 530-5200, on MIPS Technologies’ website at www.mips.com or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

    THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 7, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

SHAREHOLDER LIST

    A list of our stockholders entitled to vote at the annual meeting will be available for examination by any MIPS Technologies stockholder at the annual meeting.

    For ten days prior to the annual meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the annual meeting during ordinary business hours at 955 East Arques Avenue, Sunnyvale, California  94085.

ANNEX A

PATENT SALE AGREEMENT

By and Between

BRIDGE CROSSING, LLC,

and

MIPS TECHNOLOGIES, INC.

Dated as of November 5, 2012

Article I

DEFINITIONS

Section 1.1	Definitions	2

Article II

THE PATENT SALE AND ASSIGNMENT

Section 2.1	Sale of Assigned Patents	2
Section 2.2	Third-Party Agreements	2
Section 2.3	Closing	3
Section 2.4	Purchase Price	3
Section 2.5	Closing Deliveries	3

Article III

REPRESENTATIONS AND WARRANTIES OF SELLER

Section 3.1	Organization	4
Section 3.2	Ownership of the Assigned Patents, Licensability of Retained Patents, and Contest	5
Section 3.3	Authority Relative to Agreements	5
Section 3.4	No Conflict; Required Filings and Consents	6
Section 3.5	Assigned Patent Documentation	6
Section 3.6	Third-Party Agreements	7
Section 3.7	Information Supplied	7
Section 3.8	Patents Owned by Seller or its Affiliates	7
Section 3.9	Absence of Certain Changes or Events	7
Section 3.10	Maintenance Fees	7
Section 3.11	No Exclusive Licenses	7
Section 3.12	Patents Abandoned	7
Section 3.13	Vote Required	8
Section 3.14	LicenseCo Sale 8	8
Section 3.15	No Other Representations or Warranties	8

Article IV

REPRESENTATIONS AND WARRANTIES OF PATENT PURCHASER

Section 4.1	Organization	9
Section 4.2	Organizational Documents	9
Section 4.3	Authority Relative to Agreement	9
Section 4.4	No Conflict; Required Filings and Consents	9
Section 4.5	Information Supplied	10

A-i

Section 4.6	Sufficient Funds	10
Section 4.7	Trust Agreement Waiver	10
Section 4.8	Acknowledgement of Disclaimer of Other Representations and Warranties	10

Article V

COVENANTS AND AGREEMENTS

Section 5.1	Obligations of Seller Pending the Patent Sale	11
Section 5.2	Proxy Statement	11
Section 5.3	Stockholders’ Meeting	12
Section 5.4	Appropriate Action; Consents; Filings	13
Section 5.5	Non-Solicitation; Acquisition Proposals.	15
Section 5.6	Seller Negative Covenants	18
Section 5.7	Notification of Certain Matters	19
Section 5.8	Confidentiality	19
Section 5.9	Further Assurances	20
Section 5.10	Liens	21

Article VI

ESCROW AND INDEMNIFICATION

Section 6.1	Survival	21
Section 6.2	Escrow Fund	22
Section 6.3	Escrow Period	22
Section 6.4	Indemnification Obligations of Seller	23
Section 6.5	Indemnification Obligations of Patent Purchaser	24
Section 6.6	Claims	24
Section 6.7	Sole Remedy; Limitation of Damages	25

Article VII

CONDITIONS TO THE PATENT SALE

Section 7.1	Conditions to the Obligations of Each Party	25
Section 7.2	Conditions to the Obligations of Patent Purchaser	26
Section 7.3	Conditions to the Obligations of Seller	27
Section 7.4	Frustration of Conditions	27

Article VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1	Termination	27
Section 8.2	Effect of Termination	28
Section 8.3	Termination Fees	28
Section 8.4	Amendment	29

A-ii

Section 8.5	Waiver	29
Section 8.6	Expenses; Transfer Taxes	30

Article IX

GENERAL PROVISIONS

Section 9.1	Notices	30
Section 9.2	Interpretation; Certain Definitions	31
Section 9.3	Severability	32
Section 9.4	Assignment	32
Section 9.5	Entire Agreement	32
Section 9.6	No Third-Party Beneficiaries	32
Section 9.7	Governing Law	32
Section 9.8	Specific Performance	33
Section 9.9	Consent to Jurisdiction	33
Section 9.10	Counterparts	34
Section 9.11	WAIVER OF JURY TRIAL	34
Section 9.12	No Violation of Export Law	34

Appendix A	34

Exhibit A                Form of Escrow Agreement

Exhibit B	Form of Purchase Price Escrow Agreement

Exhibit C                Form of Patent Assignment

Index of Defined Terms

Adverse Recommendation Change	16
Agreement	1
Alternative Acquisition Agreement	15
Antitrust Laws	6
Assumed Obligations	2
Claim Notice	24
Closing Payment	3
Competing Proposal	17
Confidential Information	19
Confidentiality Agreement	19
Escrow Agent	22
Escrow Agreement	4
Escrow Amount	3
Escrow Fund	22
Escrow Period	22
Excluded Liabilities	2
HSR Act	6

A-iii

Indemnified Parties	24
Indemnified Party	24
Indication of Interest	17
Intervening Event	16
LicenseCo Sale	8
LicenseCo Sale Agreement	18
Losses	23
Notice of Recommendation Change	16
Parties	1
Party	1
Patent Purchaser	1
Patent Purchaser Disclosure Letter	8
Patent Purchaser Indemnified Parties	23
Patent Purchaser Organizational Documents	9
Patent Purchaser Patent License Agreement	1
Patent Sale	1
Patent Sale Closing	3
Patent Sale Closing Date	3
Permitted LicenseCo Acquiror	18
Permitted LicenseCo Negotiations	18
Post-Closing Covenants	22
Proxy Statement	7
Purchase Price	3
Purchase Price Escrow Agreement	10
Requisite Stockholder Approval	8
Seller	1
Seller Charter Documents	4
Seller Disclosure Letter	4
Seller Indemnified Parties	24
Seller Patent License Agreement	1
Seller Related Parties	29
Stockholders’ Meeting	12
Superior Proposal	17
Termination Date	28
Termination Fee	29
Third-Party Agreements	2
Threshold Amount	23
Transactions	1
Transfer Taxes	30
Trust Agreement	9
Wrongful Termination Payment	29

A-iv

THIS PATENT SALE AGREEMENT, dated as of November 5, 2012 (this “Agreement”), is made by and between Bridge Crossing, LLC, a Delaware limited liability company (“Patent Purchaser”), and MIPS Technologies, Inc., a Delaware corporation (“Seller”) (collectively referred to herein as the “Parties” and individually as “Party”).

W I T N E S S E T H:

WHEREAS, Seller is the owner of the Assigned Patents;

WHEREAS, the Parties will, at the closing of this Agreement, enter into a patent license agreement, pursuant to which Seller will grant to Patent Purchaser a license under the Retained Patents (the “Retained Patent License Agreement”);

WHEREAS, the Parties will, at the closing of this Agreement, enter into a patent license agreement pursuant to which Patent Purchaser will grant to Seller and its Affiliates a license back under the Assigned Patents (the “Assigned Patent License Agreement”);

WHEREAS, Seller desires to sell to Patent Purchaser all of Seller’s right, title and interest in and to the Assigned Patents and Patent Purchaser, in turn, desires to acquire all such right, title and interest in and to the Assigned Patents (the “Patent Sale”; and, together with the transactions contemplated by the Retained Patent License Agreement and the Assigned Patent License Agreement, respectively, the “Transactions”);

WHEREAS, the manager of Patent Purchaser has approved and the board of directors of Seller has unanimously approved the Transactions upon the terms and subject to the conditions and limitations set forth in this Agreement and the other Transaction Agreements (as hereinafter defined) and in accordance with the DGCL; and

WHEREAS, Patent Purchaser and Seller desire to make certain representations, warranties, covenants and agreements in connection with the Transactions and also to prescribe various conditions to the Transactions.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions

Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

ARTICLE II

THE PATENT SALE AND ASSIGNMENT

Section 2.1 Sale of Assigned Patents

(a)   At the Patent Sale Closing, as set forth in Section 2.3 and subject to Section 2.2, Section 2.5 and Article VII, Seller will assign, and will cause its Affiliates to assign, to Patent Purchaser all of its and their right, title and interest in and to: (i) the Assigned Patents; (ii) all damages based upon past, present and future infringement of any and all of the Assigned Patents; and (iii) all rights to enforce the Assigned Patents and to sue for, collect and retain any and all damages for past, present and future infringement of any and all of the Assigned Patents.

Section 2.2   Third-Party Agreements

(a)   The sale and assignment by Seller and its Affiliates to Patent Purchaser of the Assigned Patents (and any subsequent assignment or transfer by Patent Purchaser of the Assigned Patents to any third party or to any successor of Assigned Patents) is expressly subject to (i) Standard Outbound Licenses, (ii) the covenants not to sue, releases, and non-exclusive licenses (whether express or implied) in each case granted between Seller or any of its Affiliates and Third Parties prior to August 31, 2012, and (iii) any other obligations relating to any Assigned Patent (and excluding obligations that are not specific to the Assigned Patents) set forth in any agreement between Seller or any of its Affiliates and any Third Parties with respect to intellectual property, technology, products and/or services (including without limitation architectures and designs) to the extent that such agreements are specifically identified in Section 2.2 of the Seller Disclosure Schedule (collectively, with respect to each of the items listed in (i), (ii) and (iii), the “Third-Party Agreements”).

(b)   The Parties acknowledge and agree that, except for the obligations and liabilities which are being assigned to and assumed by Patent Purchaser at the Patent Sale Closing in the agreements listed on Section 2.2 of the Seller Disclosure Schedule, which obligations are being assumed by Patent Purchaser at the Patent Sale Closing (the “Assumed Obligations”), (i) all rights (including rights to license fees, royalties and other consideration) and all obligations and liabilities of any nature whatsoever under the Third-Party Agreements shall remain with Seller and its Affiliates, (ii) Seller and its Affiliates will not, and shall have no obligation to, transfer or assign to Patent Purchaser any of the Third-Party Agreements, including without limitation any of Seller’s and its Affiliates’ rights to receive license fees, royalties or other payments due to Seller thereunder, and (iii) Patent Purchaser shall not assume or otherwise be liable for any of Seller’s or its Affiliates’ obligations or liabilities under any Third-Party Agreement (whether now existing or hereafter arising) (collectively, the “Excluded Liabilities”), and Seller shall, and shall cause its Affiliates to, retain and otherwise be solely responsible for paying, performing and discharging when due all Excluded Liabilities; provided that the Assumed Obligations and non-exclusive licenses granted under any Third-Party Agreements with respect to the Assigned Patents shall continue to be binding on the Assigned Patents (subject to Section 3.6) from and after the Patent Sale Closing in accordance with the terms thereof and Patent Purchaser agrees that from and after the Patent Sale Closing it shall comply with, and cooperate with Seller as reasonably necessary, in connection with all Assumed Obligations and with respect to those matters set forth on Section 2.2 of the Seller Disclosure Schedule.

(c)   The Parties acknowledge and agree that the Assigned Patents are encumbered by (i) the Third-Party Agreements (as described in Section 2.2(a)) and (ii) the non-exclusive license granted by Patent Purchaser to Seller under the Assigned Patent License Agreement.  Patent Purchaser shall ensure that any assignee, transferee or successor to any of the Assigned Patents (including the acquiring or surviving entity in connection with any acquisition or other change of control of Patent Purchaser), or any other entity that is granted any exclusive or enforcement rights with respect to any of the Assigned Patents agrees in writing, prior to or as part of such assignment, transfer or grant, that the Assigned Patents are encumbered by the Third-Party Agreements (as described in Section 2.2(a)) and the Assigned Patent License Agreement, and subject to the obligations under this Agreement.

     Section 2.3   Closing. Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VII, the closing of the Patent Sale (the “Patent Sale Closing”) will take place at 10:00 a.m. (Pacific time) on a date to be specified by the Parties, but no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP; 525 University Avenue, Suite 1400; Palo Alto, California 94301, unless another time, date or place is agreed to in writing by the Parties (such date being the “Patent Sale Closing Date”).

Section 2.4   Purchase Price. The purchase price to be paid by Patent Purchaser to Seller for the Assigned Patents is Three Hundred Fifty Million Dollars ($350,000,000) (the “Purchase Price”), which shall consist of (a) Three Hundred Fifteen Million Dollars ($315,000,000) (the “Closing Payment”) and (b) Thirty Five Million Dollars ($35,000,000) (the “Escrow Amount”), which shall be deposited with the Escrow Agent pursuant and subject to Section 6.2.  The Closing Payment shall be paid in U.S. currency by bank wire of immediately available funds on the Patent Sale Closing Date to the account specified by Seller not less than two (2) Business Days prior to the Patent Sale Closing.

Section 2.5   Closing Deliveries.  At the Patent Sale Closing, the following actions shall take place, all of which shall be deemed to have occurred simultaneously, and no action shall be deemed to have been completed or any document delivered until all such actions have been completed and all required documents delivered, unless waived by the relevant Party for whose benefit such action should have been completed or such document should have been delivered:

(a) Seller will deliver, or will cause to be delivered, to Patent Purchaser all instruments, duly executed, or other items which are required by the terms hereof to be delivered at the Patent Sale Closing, including:

(i) the Patent Assignment;

(ii) the Retained Patent License Agreement;

(iii) the Assigned Patent Files, including all originals of all certificates and assignment documents in Seller’s possession or control; and

(iv) unredacted copies of all Third-Party Agreements listed on Section 2.2 of the Seller Disclosure Schedule.

(b) Patent Purchaser will deliver, or will cause to be delivered, to Seller (or the Escrow Agent, as applicable) all instruments, duly executed, or other items which are required by the terms hereof to be delivered at the Patent Sale Closing, including:

(i) the Closing Payment to Seller in accordance with Section 2.4;

(ii) the Escrow Agreement executed by the Escrow Agent and Patent Purchaser substantially in the form attached hereto as Exhibit B (the “Escrow Agreement”);

(iii) the Escrow Amount to the Escrow Agent in accordance with Section 6.2; and

(iv) the Assigned Patent License Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as disclosed in the separate disclosure letter which has been delivered by Seller to Patent Purchaser prior to the execution of this Agreement (the “Seller Disclosure Schedule”) (each of which disclosures to be effective shall indicate the section or subsection of this Article III to which it relates, unless and to the extent the relevance to other representations and warranties of Seller in this Article III is reasonably apparent from the text of such disclosure and each of which disclosures shall, when read together with the statements in this Article III, be deemed to constitute the representations and warranties made by Seller to Patent Purchaser under this Article III), Seller hereby represents and warrants to Patent Purchaser as follows:

Section 3.1 Organization.  Seller is a corporation duly organized, validly existing and in good standing, under the laws of the state of Delaware.  Seller has made available to Patent Purchaser true, correct and complete copies of its charter and bylaws (the “Seller Charter Documents”), in each case as amended to the date hereof.  All Seller Charter Documents are in full force and effect.  Seller is not in violation of any provision of the Seller Charter Documents, except as would not have, individually or in the aggregate, a Seller Material Adverse Effect.

Section 3.2 Ownership of the Assigned Patents, Licensability of Retained Patents, and Contest. (A) Seller owns all right, title and interest in and to the Assigned Patents free and clear of any Liens (other than Permitted Liens) and has the right and power to assign the Assigned Patents to Patent Purchaser free and clear of any Liens (other than Permitted Liens), (B) Seller owns an interest in and to the Co-Owned Patents free and clear of any Liens on such interest (other than Permitted Liens), and (C) Seller has the right and power to license the Retained Patents (within the scope of the Retained Patent License Agreement and until the expiration of the last to expire of the Retained Patents, unless earlier terminated in accordance with the terms and conditions of the Retained Patent License Agreement), as contemplated by this Agreement and the other Transaction Agreements.  Notwithstanding the foregoing, the representation and warranty in the previous sentence shall be deemed to be accurate unless an Assigned Patent is not assignable or a Retained Patent is not licensable, and such non-assignability or non-licensability poses a material threat of patent infringement to any of the Initial Participants of Patent Purchaser, which infringement deprives Patent Purchaser of a significant portion of the value of the Transactions.  There are no actions, suits, claims or proceedings to which Seller or any of its Affiliates is a party that is pending or, to the knowledge of Seller or any of its Affiliates, threatened, to the knowledge of Seller there is no investigation pending, and Seller and its Affiliates have not received written communications or correspondence in the twelve (12) months prior to the date hereof that (a) challenges the validity, enforcement, construction, use or ownership of any of the Assigned Patents or (b) challenges, directly or indirectly, Seller’s right to grant the license or releases under the Retained Patents.  There are no orders, decisions, injunctions, judgments, decrees or rulings enacted, adopted, promulgated or applied by a Governmental Authority binding the Seller or, to the knowledge of Seller, any of its properties comprising any portion of the Assigned Patents or Retained Patents, which (i) restrict any of Seller’s rights, or would, to the knowledge of Seller or any of its Affiliates, restrict any of Patent Purchaser’s, any Initial Participant’s, or any of their successors’ and assigns’ rights, in or to the Assigned Patents or (ii) conflict with any of Seller’s rights to grant the license or releases under the Retained Patents.  There is no current suit, action or proceeding to which Seller or any of its Affiliates is a party or, to the knowledge of Seller, any other current suit, action or proceeding in which a Third Party has asserted that the Assigned Patents are not solely owned by Seller or its Affiliates (or, with respect to jointly owned patents disclosed on Section 1.2 of the Seller Disclosure Schedule, not owned by Seller or its Affiliates as so disclosed), that the Assigned Patents may not be assigned to Patent Purchaser or that the Retained Patents may not be licensed to Patent Purchaser, in each case, on the terms set forth in the Transaction Agreements.  No Affiliate of Seller is the owner or exclusive licensee of any Assigned Patent.  Nothing in this Section 3.2 will be construed as a representation or warranty that there are no office actions pending or that Seller or its Affiliates will not receive office actions or other determinations from the PTO or equivalent patent agencies in foreign jurisdictions.  Notwithstanding any of the foregoing, office actions and other determinations received from the PTO or equivalent patent agencies in foreign jurisdictions in the ordinary course of patent prosecution shall not be deemed, in and of itself, to render inaccurate any of the representations or warranties set forth in this Section 3.2.

Section 3.3 Authority Relative to Agreements.  Seller has all necessary corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and the other Transaction Agreements, to perform its obligations hereunder and thereunder and, subject to receipt of the Requisite Stockholder Approval, to consummate the Transactions in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and each of the other Transaction Agreements by Seller and the consummation by Seller of the transactions contemplated hereby and thereby, including without limitation the Patent Sale, have been unanimously approved by the board of directors of Seller and otherwise duly and validly authorized by all necessary corporate action, and no other corporate or other organizational proceedings on the part of Seller are necessary to authorize the execution and delivery of this Agreement or the other Transaction Agreements or to consummate the transactions contemplated hereby and thereby, including without limitation the Patent Sale (other than, with respect to the Patent Sale, the receipt of the Requisite Stockholder Approval).  This Agreement has been and each of the other Transaction Agreements when executed will be duly and validly executed and delivered by Seller, and, assuming the due authorization, execution and delivery of this Agreement and each of the other Transaction Agreements by Patent Purchaser, constitute (or when executed will constitute) valid, legal and binding agreements and obligations of Seller enforceable against Seller in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Laws affecting creditors rights generally and by general principles of equity.

Section 3.4 No Conflict; Required Filings and Consents.  None of the execution and delivery of this Agreement or any of the other Transaction Agreements by Seller, the consummation by Seller of the Patent Sale or any other transaction contemplated hereby and thereby, or Seller’s compliance with any of the provisions of this Agreement or such other Transaction Agreements will (a) subject to obtaining the Requisite Stockholder Approval, conflict with or violate the Seller Charter Documents, (b) except for filings, if any, required to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”) and any other applicable U.S. or foreign competition, antitrust, Patent Sale control or investment Laws set forth on Section 3.4 of the Seller Disclosure Schedule (together with the HSR Act, “Antitrust Laws”) and as set forth on Section 3.4 of the Seller Disclosure Schedule, require Seller to make or obtain any filing with or any permit, authorization, consent or approval of any Governmental Authority or other person, (c) result in a material breach, violation or infringement of, or constitute (with or without due notice or lapse of time or both) a material default (or give rise to the creation of any material Lien or any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any material Contract (including all Third-Party Agreements other than Standard Outbound Licenses) to which Seller is a party or by which Seller or any of its properties or assets are bound which affect the Assigned Patents or the Transaction, or (d) violate any applicable Law, other than, in the case of clauses (c) and (d), any such breach, violation, infringement, default, right, termination, amendment, acceleration, cancellation or Lien that would not have, individually or in the aggregate, a material effect on the Assigned Patents or Retained Patents which, on or after the Patent Sale Closing, would be reasonably likely to result in Patent Purchaser being deprived of a significant portion of the value of the Transactions.

Section 3.5 Assigned Patent Documentation.  Seller has provided Patent Purchaser with, or made available to Patent Purchaser, true and correct copies of all material Assigned Patent Documentation (in the case of the Assigned Patent Files, Seller has made the Assigned Patent Files available for Patent Purchaser’s review at Seller’s place of business) that is in Seller’s possession or of which Seller has knowledge, subject to redaction of financial and other sensitive terms that do not impact title or rights in or to the Assigned Patents and do not impact any obligations or liability on Patent Purchaser.

Section 3.6 Third-Party Agreements.

(a) Seller has made available to Patent Purchaser copies of all Third-Party Agreements (other than executed versions of the Standard Outbound Licenses) (subject to redaction of financial and other sensitive terms that do not impact title or rights to the Assigned

Patents or Retained Patents and do not impact any obligations or give rise to any liability or obligation on Patent Purchaser, and in compliance with Seller’s confidentiality obligations), including a copy of each current form of the Standard Outbound Licenses (and past versions thereof to the extent that such versions vary with respect to (a) the scope of licenses granted or (b) encumbrances on the Assigned Patents) and such copies are true and correct in all material respects.

(b) Section 3.6(b) of the Seller Disclosure Schedule lists all Third-Party Agreements which are to be assigned to Patent Purchaser pursuant to Section 2.2(a) of this Agreement.

Section 3.7 Information Supplied.  None of the information supplied or to be supplied by or on behalf of Seller or any of its subsidiaries expressly for inclusion or incorporation by reference in the proxy statement relating to the adoption by the stockholders of Seller of this Agreement (together with any amendments or supplements thereto, the “Proxy Statement”) will, at the date it is first mailed to the stockholders of Seller and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  For the avoidance of doubt, Seller makes no representation or warranty with respect to any information supplied by Patent Purchaser or any of its Representatives or any other Third Party for inclusion or incorporation by reference in the Proxy Statement.

Section 3.8 Patents Owned by Seller or its Affiliates.  No patent or patent application is owned by Seller that is not a Retained Patent or an Assigned Patent, and no Affiliate of Seller owns any patents or patent applications.

Section 3.9 Absence of Certain Changes or Events.  Since the date that is six (6) months prior to the date of this Agreement, neither Seller nor any of its Affiliates has sold, transferred, or granted an exclusive license to any patents or patent applications.

Section 3.10 Maintenance Fees.  To the knowledge of Seller, all maintenance and annuity fees that have become due with respect to the Assigned Patents as of the Patent Sale Closing date have been paid in full.

Section 3.11 No Exclusive Licenses.  No exclusive licenses or other rights have been granted by Seller or any of its Affiliates under any Assigned Patent or any Retained Patent.

Section 3.12 Patents Abandoned.  To the knowledge of Seller, Section 3.12 of the Seller Disclosure Schedule lists all patents and patent applications owned or previously owned by Seller or its Affiliates that have been abandoned or allowed to become abandoned or expire by Seller or any of its Affiliates since the date that is two (2) years preceding the date of this Agreement and is true and correct in all material respects.  Notwithstanding anything in this Agreement, none of the provisions in Article III or Article V shall apply to any abandoned patents or patent applications other than this Section 3.12 and Section 5.6(c); provided that nothing in this Section 3.12 shall be deemed to limit the provisions of Section 5.1 with respect to Assigned Patents not abandoned as of the date of this Agreement.  All such patents and patent applications, along with any and all rights to revive or reinstate such patents and patent applications are assigned to Patent Purchaser, free and clear of any and all Liens, except for Permitted Liens.

Section 3.13 Vote Required.  The affirmative vote of the holders of outstanding Seller common stock representing at least a majority of all the votes entitled to be cast thereupon by holders of Seller common stock is the only vote of holders of securities of Seller that is necessary to adopt this Agreement and each of the other Transaction Agreements and approve the Transaction and other transactions contemplated hereby and thereby (the “Requisite Stockholder Approval”).

Section 3.14 LicenseCo Sale.  Any sale of the operating business of Seller, including the Retained Patents (but excluding the Assigned Patents), shall be on terms and conditions that do not conflict in any material respect with, and are subject in all material respects to, the terms and conditions of the Transaction Agreements (a “LicenseCo Sale”).

Section 3.15 No Other Representations or Warranties.  Except for the representations and warranties contained in this Article III or in the other Transaction Agreements, none of Seller, its Affiliates or any other person on behalf of Seller makes any express or implied representation or warranty with respect to Seller or its Affiliates or with respect to any other information provided to Patent Purchaser in connection with the transactions contemplated hereby, including the accuracy, completeness or currency thereof.  Except in the case of fraud, none of Seller, its Affiliates or any other person will have or be subject to any liability or indemnification obligation to Patent Purchaser or any other person resulting from the distribution or failure to distribute to Patent Purchaser, or Patent Purchaser’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Patent Purchaser, management presentations in expectation of the transactions contemplated by this Agreement or otherwise, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PATENT PURCHASER

Except as disclosed in the separate disclosure letter which has been delivered by Patent Purchaser to Seller prior to the execution of this Agreement (the “Patent Purchaser Disclosure Schedule”) (each of which disclosures to be effective shall indicate the section or subsection of this Article IV to which it relates, unless and to the extent the relevance to other representations and warranties of Patent Purchaser in this Article IV is reasonably apparent from the text of such disclosure and each of which disclosures shall, when read together with the statements in this Article IV, be deemed to constitute the representations and warranties made by Patent Purchaser to Seller under this Article IV), Patent Purchaser hereby represents and warrants to Seller as follows:

Section 4.1 Organization.  Patent Purchaser is a limited liability company duly organized, validly existing and in good standing, under the laws of Delaware.

Section 4.2 Organizational Documents. Patent Purchaser has made available to Seller true, correct and complete copies of the First Restated Trust Agreement of Allied Security Trust I, dated March 1, 2012 (as amended, the “Trust Agreement”) and any other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Patent Purchaser and Allied Security Trust I (collectively, the “Patent Purchaser Organizational Documents”).  The Patent Purchaser Organizational Documents are in full force and effect.  Neither Patent Purchaser nor, to the knowledge of Patent Purchaser, any of the other parties thereto, are in violation of any provision of the Patent Purchaser Organizational Documents, as applicable, except as would not have, individually or in the aggregate, a Patent Purchaser Material Adverse Effect.

Section 4.3 Authority Relative to Agreement.  Patent Purchaser has all necessary organizational power and authority, and has taken all limited liability company action necessary, to execute and deliver this Agreement and the other Transaction Agreements, to perform its obligations hereunder and thereunder and to consummate the Transactions in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and each of the other Transaction Agreements by Patent Purchaser and the consummation by Patent Purchaser of the transactions contemplated hereby and thereby, including without limitation the Patent Sale, have been approved by the manager of Patent Purchaser and otherwise duly and validly authorized by all necessary limited liability company action of Patent Purchaser, and no other organizational proceedings on the part of Patent Purchaser are necessary to authorize the execution and delivery of this Agreement or the other Transaction Agreements or to consummate the transactions contemplated hereby and thereby, including the Patent Sale).  This Agreement has been, and each of the other Transaction Agreements when executed will be, duly and validly executed and delivered by Patent Purchaser, and, assuming the due authorization, execution and delivery of this Agreement and each of the other Transaction Agreements by Seller or applicable Affiliate(s) of Seller, constitute (or when executed will constitute) valid, legal and binding agreements and obligations of Patent Purchaser, enforceable against Patent Purchaser in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Laws affecting creditors rights generally and by general principles of equity.

Section 4.4 No Conflict; Required Filings and Consents.  None of the execution and delivery of this Agreement or any of the other Transaction Agreements by Patent Purchaser, the consummation by Patent Purchaser of the Patent Sale or any other transaction contemplated hereby and thereby, or Patent Purchaser’s compliance with any of the provisions of this Agreement or such other Transaction Agreements will (a) conflict with or violate the organizational or governing documents of Patent Purchaser, as amended to date (b) except for filings, if any, required to be made under any Antitrust Laws and as set forth on Section 4.4 of the Patent Purchaser Disclosure Schedule, require Patent Purchaser to make or obtain any filing with or any permit, authorization, consent or approval of any Governmental Authority or other person, (c) result in a material breach, violation or infringement of, or constitute (with or without due notice or lapse of time or both) a material default (or give rise to the creation of any material Lien or any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any material Contract to which Patent Purchaser is a party or by which Patent Purchaser or any of its assets may be bound which affect the Assigned Patents or the Transaction, or (d) violate any applicable Law, other than, in the case of clauses (c) and

(d), any such breach, violation, infringement, default, right, termination, amendment, acceleration, cancellation or Lien that would not have, individually or in the aggregate, a Patent Purchaser Material Adverse Effect.

Section 4.5 Information Supplied.  None of the information supplied or to be supplied by or on behalf of Patent Purchaser expressly for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of Seller and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 4.6 Sufficient Funds.  Patent Purchaser has and, at the time of the Patent Sale Closing will have, sufficient funds in cash available to consummate the Patent Sale, including payment of the Purchase Price.  Patent Purchaser has, on the date hereof, deposited an amount in cash equal to the Purchase Price, with Wells Fargo Bank, N.A., as escrow agent, pursuant to an escrow agreement in substantially the form attached hereto as Exhibit C (the “Purchase Price Escrow Agreement”).  Patent Purchaser acknowledges and agrees that its obligations hereunder are not subject to any conditions regarding Patent Purchaser’s or any other Person’s ability to obtain financing for the consummation of the transactions contemplated by this Agreement.

Section 4.7 Trust Agreement Waiver.  Each of the Initial Bidding Participants and the High Bidder (each as defined under the Trust Agreement) has waived the buy-out option granted in section 13.2 of the Trust Agreement.

Section 4.8 Acknowledgement of Disclaimer of Other Representations and Warranties.  Patent Purchaser acknowledges that, as of the date hereof, it and its Representatives (a) have except as set forth in this Agreement received full access to (i) Seller’s files and records relating to the Assigned Patents, including the Patent Documentation, which they and their Representatives, as of the date hereof, have requested to review and (ii) the Electronic Data Room, and (b) have had full opportunity to meet with the management of Seller to discuss and evaluate the Assigned Patents and to review publicly-available information regarding the Assigned Patents of Seller and Seller Affiliates.  Patent Purchaser further acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement (A) neither Seller nor any of its Affiliates makes, or has made, any representation or warranty relating to the Assigned Patents or this Agreement and Patent Purchaser is not relying on any representation or warranty except for those expressly set forth in this Agreement, (B) no person has been authorized by Seller or any of its subsidiaries to make any representation or warranty relating to itself or the Assigned Patents or otherwise in connection with this Agreement, and if made, such representation or warranty must not be relied upon by Patent Purchaser as having been authorized by Seller, and (C) any estimate, projection, prediction, data, opinions, financial information, memorandum, presentation or any other materials or information provided or addressed to Patent Purchaser or any of its representatives are not and shall not be deemed to be or include representations or warranties unless and to the extent any such materials or information is the subject of any express representation or warranty set forth in Article III.  Patent Purchaser acknowledges that it has conducted to its satisfaction, its own independent investigation of the scope, history and value of the Assigned Patents.  Without limiting the foregoing, Seller hereby disclaims any warranty (1) that any of the Assigned Patents could not be invalidated or otherwise become the subject of proceedings challenging Seller’s rights with respect to any of the Assigned Patents, (2) of merchantability or fitness for a particular purpose, or (3) that the manufacture, use, sale, importation or other exploitation of any products, technology or services will not be the subject of any third-party Intellectual Property infringement claims (whether or not such products, technology or services are covered by the claims of any of the Assigned Patents).

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1 Obligations of Seller Pending the Patent Sale.  Seller covenants and agrees that, between the date of this Agreement and the earlier of the Patent Sale Closing and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, Seller shall:

(a) pay all U.S. and foreign maintenance, annuity and all other fees payable on the Assigned Patents which are due on or prior to the Patent Sale Closing Date (but, for the sake of clarity, Seller shall not be responsible for paying any fees due thereafter); and

(b) continue the prosecution of any and all matters before the PTO and foreign patent offices relating to the Assigned Patents in the ordinary course of business in Seller’s reasonable discretion, consistent with past practice, with all related costs borne by Seller.

Section 5.2 Proxy Statement.

(a) Preparation and Filing of Proxy Statement.  Subject to Section 5.5, Seller shall, with the assistance of Patent Purchaser, as soon as reasonably practicable following the date hereof (and in any event within twenty-one (21) days following the date hereof) prepare and file with the SEC the Proxy Statement.  Seller shall promptly notify Patent Purchaser upon the receipt of any comments from the SEC (or the staff of the SEC) or any request from the SEC (or the staff of the SEC) for amendments or supplements to the Proxy Statement, and shall provide Patent Purchaser with copies of all correspondence between Seller and its Representatives, on the one hand, and the SEC (or the staff of the SEC), on the other hand, with respect to this Agreement.  Seller shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC (or the staff of the SEC) with respect to the Proxy Statement.  The Proxy Statement shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

(b) Mailing of Proxy Statement; Amendments.  Seller shall cause the Proxy Statement to be mailed to the holders of Seller’s common stock as of the record date established for the Stockholders’ Meeting as promptly as reasonably practicable after the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement.  If at any time prior to the Patent Sale Closing any event or circumstance relating to Seller or Patent Purchaser, or their respective officers or directors, should be discovered by Seller or Patent Purchaser, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, such Party shall promptly inform the other

Party.  Each of Patent Purchaser and Seller agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

(c) Cooperation.  Patent Purchaser shall furnish to Seller all information concerning Patent Purchaser required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and shall otherwise assist and cooperate with Seller in the preparation of the Proxy Statement and the resolution of comments from the SEC (or the staff of the SEC); provided that, except with respect to any Initial Participant or other member of Allied Security Trust I which has provided Patent Purchaser with prior written consent to do so, if any, under no circumstances shall Patent Purchaser be required to disclose (i) the identity of any of the Initial Participants of the Patent Purchaser or the other members of Allied Security Trust I or (ii) the amount of, or any other details regarding, the commitment of any Initial Participant with respect to the Purchase Price, in each case, even if the SEC or any other person attests that the disclosure of such information is required by applicable Law.  Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC (or the staff of the SEC) with respect thereto, Seller shall provide Patent Purchaser a reasonable opportunity to review and to propose comments on such document or response, with respect to this Agreement and shall in good faith take Purchaser’s comments into consideration.

Section 5.3 Stockholders’ Meeting.  Seller shall, as promptly as reasonably practicable after the date of this Agreement, establish a record date (which date will be as promptly as reasonably practicable following the date of this Agreement) and, as promptly as reasonably practicable following the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement, take all action necessary in accordance with applicable Law, the rules of The NASDAQ Global Select Market and the organizational documents of Seller to duly call, give notice of (which notice shall include a separate and distinct proposal (not bundled with any proposal relating to the adoption by the stockholders of Seller of any LicenseCo Agreement or approval of any LicenseCo Sale) for the consideration and vote of the stockholders of Seller relating to the adoption of this Agreement and each of the other Transaction Agreements and approval of the Transactions), convene and hold a meeting of its stockholders as promptly as reasonably practicable after the date of this Agreement (the “Stockholders’ Meeting”) for the purpose of obtaining the Requisite Stockholder Approval.  Subject to the ability of the board of directors of Seller to make an Adverse Recommendation Change in accordance with Section 5.5(c), the board of directors of Seller shall make the Seller Recommendation with respect to the adoption of this Agreement and the approval of the Transactions, including without limitation the Patent Sale, and shall include such recommendation in the Proxy Statement.  Notwithstanding anything to the contrary contained in this Agreement, Seller may adjourn or postpone the Stockholders’ Meeting (i) after consultation with Patent Purchaser, as necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to Seller’s stockholders within a reasonable amount of time in advance of the Stockholders’ Meeting or (ii) after consultation with Patent Purchaser, if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Seller’s common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholders’ Meeting; provided, however, that Seller shall in each case use commercially reasonable efforts to hold the Stockholders’ Meeting no later than fifteen (15) days following the date for which the

Stockholders’ Meeting was originally scheduled (as set forth in the Proxy Statement).  In the event that the date of the Stockholders’ Meeting as originally scheduled is adjourned or postponed pursuant to this Section 5.3 or otherwise delayed, Seller agrees that in consultation with Patent Purchaser, Seller shall use its reasonable best efforts to implement such adjournment or postponement or such delay in such a way that Seller does not establish a new record date for the Stockholders’ Meeting, as so adjourned, postponed or delayed, except as required by applicable Law.

Section 5.4 Appropriate Action; Consents; Filings.

(a) Subject to Section 5.4(b) and Section 5.5, the Parties will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the Patent Sale Closing set forth in Article VII to be satisfied, including (i) the obtaining of all necessary actions or nonactions, consents and approvals from any instrumentality, subdivision, court, administrative agency, commission, official or other authority of any Governmental Authorities or other persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Patent Sale, and the other Transaction Agreements and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any Governmental Authority or other persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Patent Sale, and the other Transaction Agreements and in connection therewith and for the avoidance of doubt, Patent Purchaser and Seller shall interface with such Governmental Authorities and in making regulatory strategy decisions, (ii) the use of reasonable best efforts to coordinate and cooperate with, and give due consideration to all reasonable additions, deletions or changes suggested by the other Party in connection with, making (A) any filing under or with respect to any Antitrust Laws and (B) any filings, conferences or other submissions related to resolving any investigation or other inquiry by any Governmental Authority, and (C) the execution and delivery of any additional instruments necessary to consummate the Patent Sale and any other transactions to be performed or consummated by such Party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement, in all cases to the extent permitted by applicable Law, and subject to all privileges, including the attorney-client privilege.  Neither Party shall initiate any meeting or discussion with, or make any submission to, any Governmental Authority with respect to any filings, applications, investigation, litigation, or other inquiry regarding the transactions contemplated by this Agreement without giving the other Party reasonable prior notice of the meeting or discussion and, to the extent permitted by the relevant Governmental Authority, the opportunity to attend and participate; provided, however, that no Party shall engage in any substantive communication with any Governmental Authority without the consent of the other Party.

(b) Patent Purchaser agrees to use its reasonable best efforts to avoid or eliminate each and every impediment and obtain all consents under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the Parties to close the transactions contemplated by this Agreement, including the Patent Sale, as promptly as practicable, including agreeing to grant non-exclusive licenses to the Assigned Patents, but, notwithstanding anything to the contrary in this Agreement, including Section 5.5(a), Patent Purchaser shall have no obligation to: (i) sell or license any of the Assigned Patents or sublicense any of the Retained Patents except according to the license fee terms provided for in the Trust Agreement; or (ii) agree to any other limitation that would materially impede Patent Purchaser’s ability to carry out its obligations under the Trust Agreement.

(c) Seller shall, in consultation with Patent Purchaser, give any notices to Third Parties, and Seller shall use its reasonable best efforts, and Patent Purchaser shall use its reasonable best efforts to cooperate with Seller in its efforts, to obtain any Third Party consents not covered by paragraphs (a) and (b) above that are necessary, proper or advisable to consummate the Patent Sale, including, without limitation, the consents required to assign the Co-Owned Patents to Patent Purchaser.  With respect to the Co-Owned Patents, to the extent that such consents are obtained, (i) Seller shall assign and hereby assigns (to be effective only to the extent that such consent is obtained) its right, title and interest in and to such Co-Owned Patents and (ii) such Co-Owned Patents shall be deemed Assigned Patents as of the date of the assignment for purposes of the Transaction Agreements.  To the extent permitted by applicable Law, and subject to all privileges, including the attorney-client privilege, each of the Parties will furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including immediately informing the other Party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between either Party and any Governmental Authority with respect to this Agreement.  Notwithstanding the foregoing, except as provided in Section 7.2(f) and provided that Seller has complied with its obligations under this Section 5.4(c) to use its reasonable best efforts to obtain any Third Party consents described under this Section 5.4(c), obtaining any such Third Party consents shall not be considered a condition to the obligations of Patent Purchaser to consummate the Patent Sale, and if any Third Party consents required to assign any Assigned Patents are not obtained prior to the Patent Sale Closing, then Seller shall execute and deliver to Patent Purchaser at the Patent Sale Closing a license agreement that grants a license to Patent Purchaser (with the right to grant sublicenses to Permitted Sublicensees as defined in the Retained Patent License Agreement) under each of the Co-Owned Patents for which such consent was not obtained, effective as of the Patent Sale Closing Date, with terms and conditions that are no less favorable to Patent Purchaser (and the Permitted Sublicensees) than the rights Seller obtains under the Assigned Patent License Agreement; provided, however that Seller shall, from and after the Patent Sale Closing (i) until the six (6)-month anniversary of the Patent Sale Closing Date, continue to use its reasonable best efforts to obtain such Third Party consents and, (ii) upon receipt of any such consents following the Patent Sale Closing, promptly assign and hereby assigns (to be effective only to the extent that such consent is obtained) to Patent Purchaser the applicable patents and/or patent applications by executing a patent assignment substantially in the form and substance of the patent assignment attached hereto as Exhibit D (and modified as necessary upon mutual agreement by the Parties to address any issues specific to such patents and/or patent applications) and, upon consummation of such assignment, such patents and/or patent applications shall thereafter be deemed Assigned Patents for all purposes under this Agreement and the Transaction Agreements.

(d) Following the Patent Sale Closing, Patent Purchaser and Seller agree, and Seller agrees to cause its Affiliates, to cooperate fully with the other Party and to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by the other Party, to evidence and better reflect the Patent Sale and to carry into effect the intents and purposes of this Agreement.

Section 5.5 Non-Solicitation; Acquisition Proposals.

(a) Except as expressly permitted by this Section 5.5, neither Seller nor any of its Affiliates shall, and Seller shall not authorize or permit any of its or its Affiliates’ Representatives, to, from the date hereof until the earlier of the Patent Sale Closing or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, a Competing Proposal, (ii) engage in any discussions or negotiations with (other than state they are not permitted to engage discussions), or furnish any non-public information relating to Seller or any of its subsidiaries to, or afford access to the books or records of Seller or its subsidiaries to, any Third Party that, to the knowledge of Seller, is seeking to make, or has made, a Competing Proposal, or (iii) approve, endorse, recommend or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, asset sale agreement, merger agreement or similar definitive agreement (other than an Acceptable Confidentiality Agreement, to the extent permitted by this Section 5.5) with respect to any Competing Proposal (an “Alternative Acquisition Agreement”).  It is agreed that any material violation of the restrictions on Seller set forth in this Section 5.5(a) by any Representative of Seller or any of its Affiliates shall be a breach of this Section 5.5(a) by Seller.

(b) At any time after the date hereof and prior to the Requisite Stockholder Approval, Seller or its board of directors, directly or indirectly through its Representatives, may (i) furnish nonpublic information to any Third Party making a Competing Proposal, (ii) engage in discussions or negotiations with such Third Party with respect to the Competing Proposal and (iii) enter into an Acceptable Confidentiality Agreement with such Third Party (a copy of which shall be provided for informational purposes only to Patent Purchaser) if: (A) such Third Party has submitted a Competing Proposal which the board of directors of Seller determines in good faith, after consultation with its financial and outside legal advisors, constitutes, or could reasonably be expected to lead to, a Superior Proposal and such Competing Proposal was not solicited in violation of Section 5.5(a), and (B) the board of directors of Seller determines in good faith, after consultation with outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.  Prior to taking any of the actions referred to in this Section 5.5(b), Seller shall notify Patent Purchaser orally and in writing that it proposes to furnish non-public information and/or enter into discussions or negotiations as provided in this Section 5.5(b).  After taking such action, Seller shall continue to advise Patent Purchaser on a current basis of the status and material terms of any discussions and negotiations with the Third Party.

(c) Except as expressly permitted by this Section 5.5(c), neither the board of directors of Seller nor any committee thereof shall (i) fail to make, or withdraw or modify, or publicly propose to withdraw or modify, in a manner adverse to Patent Purchaser, or take any action or make any statement that is inconsistent with, the Seller Recommendation; (ii) approve or recommend, or publicly propose to approve or recommend, any Competing Proposal (any of the actions described in clauses (i) and (ii) of this Section 5.5(c), an “Adverse Recommendation Change”); or (iii) cause or permit Seller or any of its Affiliates to enter into any Alternative Acquisition Agreement.  Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to the Requisite Stockholder Approval, the board of directors of Seller shall be permitted (A) subject to compliance with Section 5.5(d) and Section 8.3, to terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal, or to effect an Adverse Recommendation Change, if the board of directors of Seller (1) has received a Competing Proposal that, in the good faith determination of the board of directors of Seller, constitutes a Superior Proposal and (2) determines in good faith, after consultation with its outside legal advisors, that failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, or (B) to effect an Adverse Recommendation Change described in clause (i) of such definition, if (1) there is a material event, change, development, effect, occurrence or state of facts that was not known to Seller prior to the date of this Agreement and was not reasonably foreseeable (in each case, other than involving or relating to (x) a Competing Proposal, (y) the Transactions or (z) a LicenseCo Sale) (an “Intervening Event”) and (2) the board of directors of Seller determines in good faith, after consultation with its outside legal advisors, that in light of such Intervening Event, failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.

(d) Seller shall not be entitled to effect an Adverse Recommendation Change or to terminate this Agreement as permitted under Section 5.5(c) with respect to a Superior Proposal unless (i) Seller has provided a written notice (a “Notice of Recommendation Change”) to Patent Purchaser five (5) Business Days prior to taking such action that Seller intends to take such action and describing the material terms and conditions of the Superior Proposal (including the identity of the Third Party making such Superior Proposal) or the Intervening Event that is the basis of such action, and (ii)(A) in the case of a Superior Proposal, Patent Purchaser does not make, within five (5) Business Days after its receipt of that written notification, an offer that is at least as favorable to the stockholders of Seller as such Superior Proposal (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification from Seller and a new two (2) Business Day period under this Section 5.5(d)), or (B) in the case of an Intervening Event, Patent Purchaser does not make, within five (5) Business Days after its receipt of that written notification, an offer that is at least as favorable to the stockholders of Seller as the prospect of abandoning the Transactions (taking into account the Intervening Event).

(e) From and after the date hereof, Seller shall, as promptly as reasonably practicable, but in any event within thirty-six (36) hours after the occurrence thereof, advise Patent Purchaser in writing of the receipt by Seller of (i) any Competing Proposal or (ii) any written indication of interest which could reasonably lead to a Competing Proposal (each, an “Indication of Interest”).  Concurrently with advising Patent Purchaser in writing of the receipt of Seller of any Competing Proposal or any Indication of Interest, Seller shall advise Patent Purchaser of the material terms and conditions of any such Competing Proposal or Indication of Interest and deliver a copy of all written materials received by Seller in connection with such Competing Proposal or Indication of Interest.  Seller shall keep Patent Purchaser reasonably informed, on a prompt basis (and in any event within thirty-six (36) hours), of any material modification or amendment to any Competing Proposal or Indication of Interest.

(f) Nothing contained in this Agreement shall prohibit Seller or its board of directors, directly or indirectly through its Representatives, from (i) taking and disclosing to Seller’s stockholders a position with respect to a tender or exchange offer by a Third Party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (or any similar communication to Seller’s stockholders), provided that any such disclosure shall be deemed to be an Adverse Recommendation Change unless the board of directors of Seller reaffirms the Seller Recommendation in such disclosure, (ii) negotiating and executing Standard Outbound Licenses, (iii) subject to Seller’s compliance in all respects with Section 5.5(i), negotiating and executing a LicenseCo Sale Agreement with a Permitted LicenseCo Acquiror, or (iv) making any “stop, look and listen” communication to Seller’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication to Seller’s stockholders); provided, however, that any actions permitted under this Section 5.5(f) shall not be a basis, in themselves, for Patent Purchaser to terminate this Agreement pursuant to Section 8.1(d)(ii).

(g) For purposes of this Agreement:

(i) “Competing Proposal” shall mean, other than the transactions contemplated by this Agreement, any bona fide written proposal or offer (other than a proposal or offer by Patent Purchaser or any of its subsidiaries) from a Third Party relating to (A) any sale, license (other than non-exclusive licenses, if any, granted in the ordinary course of Seller’s business consistent with its past practice) or other disposition of any material portion of the Assigned Patents and/or the Retained Patents; or (B) the grant of an exclusive license to a material portion of the Assigned Patents and/or the Retained Patents, whether such sale, exclusive license, or disposition takes the form of an asset sale, conversion, liquidation, dissolution, reorganization, recapitalization, exclusive license or similar agreement or any other transaction or form.

(ii) “Superior Proposal” shall mean an unsolicited, written Competing Proposal made by a Third Party on terms that the board of directors of the Seller determines in good faith, after consultation with the Seller’s financial and outside legal advisors, and considering such factors as the board of directors of the Seller considers to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal), are more favorable from a financial perspective to the Seller and its stockholders than the transactions contemplated by this Agreement.

(h) Seller shall, and shall cause its Affiliates and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date hereof with respect to any Competing Proposal, except for any such discussions or negotiations with respect to a LicenseCo Sale on an arm’s length basis with a party that is not an Affiliate of Seller (any such person, a “Permitted LicenseCo Acquiror”, and any such discussions or negotiations, to the extent permissible hereunder, “Permitted LicenseCo Negotiations”).  For the avoidance of doubt, nothing in this Agreement shall limit Seller's ability to execute any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar definitive agreement with respect to a LicenseCo Sale (a “LicenseCo Sale Agreement”); provided that any LicenseCo Sale Agreement shall contain an acknowledgment from the Permitted LicenseCo Acquiror that (i) it has reviewed the Transaction Agreements and (ii) the Seller is subject to the agreements and obligations under the Transaction Agreements.

(i) From and after the date hereof, Seller shall keep Patent Purchaser reasonably informed, on a current basis, of the status and material developments related to any Permitted LicenseCo Negotiations.  In the event that the LicenseCo Sale Agreement is not executed on the date hereof, then prior to executing any LicenseCo Sale Agreement, Seller shall provide a written notice to Patent Purchaser two (2) Business Days prior to taking such action that Seller intends to take such action, describing the material terms and conditions of the LicenseCo Sale (including the identity of the Permitted LicenseCo Acquiror in such LicenseCo Sale), and attaching the most recent version of the proposed LicenseCo Sale Agreement (it being understood and agreed that any amendment to the financial terms or other material terms of such proposed LicenseCo Sale shall require a new written notification from Seller and a new two (2) Business Day period under this Section 5.5(i)).  In no event shall Seller consummate a LicenseCo Transaction prior to the Patent Sale Closing.

Section 5.6 Seller Negative Covenants.  Seller covenants and agrees that, between the date of this Agreement and the earlier of the Patent Sale Closing and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, Seller shall not, and shall cause its Affiliates not to:

(a) assign, transfer, sell, grant or permit to exist any Lien on any Assigned Patent or Retained Patent, except for Permitted Liens; provided that Seller will notify Patent Purchaser of the entry into any Standard Outbound Licenses between date of this Agreement and the Patent Sale Closing Date within five (5) Business Days thereafter;

(b) commence any offensive litigation, arbitration, U.S. International Trade Commission or other offensive adversarial proceedings involving any of the Assigned Patents or Retained Patents, or waive, release, assign, settle or compromise any material action, suit or proceeding relating to the Assigned Patents to the extent that such waiver, release, assignment, settlement or compromise imposes any obligation, whether contingent or realized, that will bind Patent Purchaser after the Closing Date or grants or permits any material Lien (other than a Permitted Lien) under or with respect to the Assigned Patents;

(c) subject to Section 5.1(b), abandon or dedicate to the public any of the Assigned Patents; and

(d) enter into a binding, written agreement or commitment to take any of the foregoing actions.

Section 5.7 Notification of Certain Matters.  Seller shall give prompt notice to Patent Purchaser, and Patent Purchaser shall give prompt notice to Seller, of (a) any notice or other communication received by such Party from any Governmental Authority in connection with this Agreement, the Patent Sale or the transactions contemplated hereby, or from any person alleging that the consent of such person is or may be required in connection with the Patent Sale or the transactions contemplated hereby, (b) any actions, suits, written claims, investigations or proceedings commenced or, to such Party’s knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its subsidiaries which relate to this Agreement, the Patent Sale or the transactions contemplated hereby and (c) or the discovery by a Party of any fact, circumstance or event, the occurrence or non-occurrence of which, would reasonably be expected to cause any of the conditions to the consummation of the Patent Sale as set forth in Article VII not to be satisfied or the satisfaction of which to be materially delayed.

Section 5.8 Confidentiality.

(a) All information provided by a Party to the other Party pursuant to this Agreement, including without limitation, any non-public information embodied in the Patent Documentation, shall be deemed confidential information of the disclosing Party (“Confidential Information”) subject to the Mutual Confidential Disclosure Agreement between the Parties dated April 12, 2012, as amended (the “Confidentiality Agreement”).  The Parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, which shall remain in full force and effect.  Without limiting the foregoing, if this Agreement terminates prior to the Patent Sale Closing Date, each Party shall promptly return to the other Party all copies of Confidential Information in its possession or under its control, including without limitation all Patent Documentation.  The Parties’ confidentiality obligations shall survive any termination of this Agreement or the Confidentiality Agreement.  Patent Purchaser may disclose the Confidential Information provided by Seller under this Agreement to its actual or prospective licensees or acquirer of the Assigned Patents under confidentiality obligations no less restrictive than those set forth in the Confidentiality Agreement.

(b) Copies of Confidential Information that demonstrates inventorship or ownership of the Assigned Patents shall be provided to Patent Purchaser prior to the Patent Sale Closing; however, no Seller Confidential Information is transferred to Patent Purchaser and any Seller Confidential Information embodied in the Patent Documentation transferred to Patent Purchaser upon the Patent Sale Closing may only be used by Patent Purchaser for purposes of demonstrating inventorship or ownership.

(c) Disclosures made by Seller to Patent Purchaser pursuant to this Agreement in furtherance of their common legal interest in exploring business opportunities involving the Assigned Patents, including enforcement or licensing of one or more of such Assigned Patents, shall be deemed Common Interest Materials as defined in and subject to Section 4.10 of the Confidentiality Agreement.

(d)  Each of Seller and Patent Purchaser shall consult with one another before issuing or making any press release or other public statement, and shall provide and shall not issue, any such press release or make any such public statement regarding the Transactions without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed) hereto; provided that either party may, without obtaining the prior consent of the other party hereto, issue such press release or make such public statements (i) as permitted under Section 5.5(f) or (ii) as such party determines in good faith, following consultation with outside legal counsel, may be required under applicable Law or applicable stock exchange rule or any listing agreement of any party hereto, if such party has used reasonable efforts to consult and discuss in good faith with the other party hereto as to the form and content thereof prior to its release, has acted in good faith with respect to the incorporation of any reasonable changes which are suggested by the other party hereto prior to releasing or making such press release or public statement, and in the case of press releases or other public statements by Seller, provided that such press release or other public statement does not contain the names or the identity of any of the Initial Participants of the Patent Purchaser or the other members of Allied Security Trust I.  Each party shall cause its officers and directors to comply with this Section 5.8.

Section 5.9 Further Assurances.

(a) No less than thirty (30) days prior to the Patent Sale Closing Date, Patent Purchaser shall provide to Seller forms of all instruments, including instruments of conveyance, novations, assignments and transfers and any other documents that Patent Purchaser intends for Seller to execute and deliver on or after the Patent Sale Closing Date in order to effectuate the provisions and purposes of this Agreement and the other Transaction Agreements (“Assignment Forms”).

(b) In the event that Seller failed to disclose a patent or patent application that its Affiliate (for clarity, excluding Affiliates of Seller after the Patent Sale Closing) owned prior to the Patent Sale Closing Date that (which, had it been disclosed, would have been an Assigned Patent), Seller shall cause the transfer of any such patent or patent application from such Affiliate of Seller to Patent Purchaser, with all costs related to any such transfer borne by Seller, and any such patent or patent application shall thereafter be deemed an Assigned Patent for all purposes under this Agreement.

(c) On and after the Patent Sale Closing Date, each Party shall cooperate with the other Party, upon reasonable request and without any further consideration (other than reasonable expenses to be paid by Patent Purchaser on behalf of Seller as set forth in Section 5.9(e) and Section 5.9(f)), to cause to be executed and delivered, all instruments, including instruments of conveyance, novations, assignments and transfers, and to make all filings with, and to obtain all consents, under any permit, license, agreement, indenture or other instrument or regulation, and to take all such other actions as each of the Parties may reasonably request the other Party to take from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the other Transaction Agreements.

(d) On or prior to the Patent Sale Closing Date, Seller shall make all Assigned Patent Files available for Patent Purchaser’s review at Seller’s place of business following Patent Purchaser’s request and Seller shall notify Patent Purchaser (or its applicable designee) in writing separate from any other disclosures made hereunder of any relevant due dates related to prosecution, filing, defense, enforcement or maintenance of the Assigned Patents that will occur within sixty (60) days after the Closing Date. Seller shall continue to prosecute the Assigned Patents consistent with past practice on behalf of Patent Purchaser through the Closing, including, if applicable, by filing continuations of any applicable Assigned Patents, and shall pay any maintenance fees, annuities, and the like due or payable on the Assigned Patents through the Closing.

(e) Seller covenants and agrees that after the Patent Sale Closing Date, it shall, and shall cause any applicable Affiliate of Seller to, upon reasonable request, execute and deliver to Patent Purchaser (or its applicable designee(s)) any other documents and materials, and take any reasonable further actions (including taking reasonable action to obtain the cooperation of the named inventors), that are reasonably necessary for Patent Purchaser (or its applicable designee(s)) to perfect its title in the Assigned Patents. Without limitation to the foregoing, to the extent that the Assigned Patents include non-U.S. patents and patent applications, Seller shall deliver, and shall cause any applicable Affiliate of Seller to deliver, to Patent Purchaser’s (or its applicable designee(s)’s) representatives executed documents in the form of the Assignment Forms (or, to the extent necessary, some other form as may be required in the non-U.S. jurisdiction, provided that Patent Purchaser identifies to Seller any substantive deviations of the form provided and the relevant Assignment Form, if any) in order to perfect the assignment and license registration to Patent Purchaser (or its applicable designee(s)) of the non-U.S. patents and patent applications. In addition, upon written request of Patent Purchaser (or its applicable designee(s)) and at reasonable and sole out-of-pocket cost and expense to Patent Purchaser (or its applicable designee(s)), Seller shall take, and shall cause any applicable Affiliate of Seller to take, such actions which Seller deems reasonable in its good faith discretion to provide reasonable access to employee inventors of Seller or its Affiliates and relevant documents to assist Patent Purchaser (or its applicable designee(s)) in the prosecution, maintenance, defense or enforcement of the Assigned Patents.  In addition, upon the written request of either Party (or its applicable designee(s)), the other Party shall take, and shall cause any of its applicable Affiliates to take, such actions which the other Party deems reasonable to cooperate with the first Party (or its applicable designee(s)) to resolve enforceability issues related to the Assigned Patents or the Retained Patents, including ownership issues with respect to terminal disclaimers.

(f) Patent Purchaser shall reimburse Seller for all reasonable out-of-pocket costs and expenses incurred by Seller as a result of Seller’s cooperation with, or other actions taken at the request of, Patent Purchaser as set forth in this Section 5.9; provided that Patent Purchaser will not be obligated to reimburse Seller for expenses associated with the execution of documents that are substantially in the form of the Assignment Forms.

Section 5.10 Liens.  From and after the Patent Sale Closing, Seller shall not, and shall cause each of its Affiliates not to, extend, renew or expand or permit the extension, renewal or expansion of any Liens under or with respect to any Assigned Patents.

ARTICLE VI

ESCROW AND INDEMNIFICATION

Section 6.1 Survival.  The representations and warranties contained in this Agreement or in any certificate delivered hereunder shall survive until the earlier of (a) the twelve (12)-month anniversary of the Patent Sale Closing Date and (b) the consummation of a LicenseCo Sale.  The covenants and agreements of the Parties contained in this Agreement shall terminate at the Patent Sale Closing, other than those certain covenants and agreements that specifically call for action after the Patent Sale Closing (such as, further assurances) (the “Post-Closing Covenants” ) which shall survive indefinitely or for the shorter period explicitly specified therein. Except for the Post-Closing Covenants and for such covenants and agreements that survive for such shorter period, breaches of the covenants and agreements of the Parties contained in this Agreement shall survive until the end of the Escrow Period subject to Section 6.4(e) and Section 6.5(e).

Section 6.2 Escrow Fund.  Concurrently with the payment of the Closing Payment, Patent Purchaser shall deposit or cause to be deposited the Escrow Amount with Wells Fargo Bank, N.A. (or its successor in interest or other institution mutually acceptable to Seller and Patent Purchaser), as escrow agent (the “Escrow Agent”), such deposit (together with interest and other income thereon) to constitute the escrow fund (the “Escrow Fund”) which shall be available to compensate Patent Purchaser Indemnified Parties pursuant to the indemnification obligations of Seller for Losses and be governed by the terms set forth herein.  The Escrow Fund shall be held and distributed by the Escrow Agent upon the terms and conditions set forth and in the Escrow Agreement attached hereto as Exhibit B.  In the event that the LicenseCo Sale is consummated immediately following the Patent Sale Closing, the Escrow Amount shall be paid to Seller immediately prior to and subject to the consummation of such sale, and all indemnification obligations of the Parties shall forthwith terminate and become null and void and of no effect.

Section 6.3 Escrow Period.  The escrow period (the “Escrow Period”) shall commence from and after the Patent Sale Closing and terminate upon the earlier of (a) the twelve (12)-month anniversary of the Patent Sale Closing Date and (b) the closing of a LicenseCo Sale.

Section 6.4 Indemnification Obligations of Seller.

(a) During the Escrow Period, subject to the limitations set forth in this Article VI, Seller shall indemnify Patent Purchaser and its Affiliates, directors, officers, employees, agents and Representatives (collectively, the “Patent Purchaser Indemnified Parties”) and hold each of them harmless against any direct loss, liability, cost, damage or expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses, but excluding any consequential, indirect, special, incidental or punitive damages or lost profits) (collectively, “Losses”), suffered by any such Purchaser Indemnified Party in connection with (i) any inaccuracy of any representation or warranty of Seller under this Agreement (without giving effect to any materiality qualifications therein) or (ii) any breach of any covenant or agreement of Seller under this Agreement. The Initial Participants of Patent Purchaser shall be deemed to be Patent Purchaser Indemnified Parties hereunder.  For purposes of clause (i) of this Section 6.4(a), the representations and warranties of Seller under this Agreement shall be deemed to have been made as of the Patent Sale Closing Date (unless expressly made as of another date).  For the avoidance of doubt, except in the case of fraud, neither Seller nor any of its Affiliates, directors, officers, employees, agents and Representatives shall have any obligation to indemnify Patent Purchaser Indemnified Parties or otherwise have any obligation or liability under this Agreement arising out of or relating to the delivery of the certificate referred to in Section 7.2(d).

(b) During the Escrow Period, the right to obtain indemnification from, and only from, the offset by the Patent Purchaser Indemnified Parties of the Escrow Fund pursuant to the indemnification provisions of this Article VI shall be the Patent Purchaser Indemnified Parties’ sole and exclusive remedy for monetary damages.  In no event shall Seller have any indemnification liability for Losses in excess of the Escrow Amount.  Without limiting the generality of the foregoing or any term of this Agreement to the contrary, nothing contained in this Agreement shall limit the rights of the Patent Purchaser Indemnified Parties to seek or obtain specific performance or any other equitable remedy to which such Patent Purchaser Indemnified Party is otherwise entitled.

(c) The Patent Purchaser Indemnified Parties shall not be entitled to receive any portion of the Escrow Fund for any indemnification obligations pursuant to Section 6.4(a) unless and until the aggregate amount of Losses exceeds One Million Five Hundred Thousand Dollars ($1,500,000) (the “Threshold Amount”), in which case, the Patent Purchaser Indemnified Parties shall be entitled to receive the amount of such Losses in excess of such Threshold Amount up to the Escrow Amount.

(d) The obligations of Seller and the rights of the Patent Purchaser Indemnified Parties under this Section 6.4 shall terminate upon the termination of the Escrow Period.

(e) Notwithstanding anything contained herein to the contrary, such portion of the Escrow Fund at the conclusion of the Escrow Period as in the reasonable judgment of Patent Purchaser may be necessary to satisfy any unresolved or unsatisfied claims for Losses specified in any Claims Notice delivered to Seller prior to expiration of the Escrow Period shall remain in the Escrow Fund until such claims have been resolved or satisfied.

Section 6.5 Indemnification Obligations of Patent Purchaser.

(a) During the Escrow Period, subject to the limitations set forth in this Article VI, Patent Purchaser shall indemnify Seller and its Affiliates, directors, officers, employees, agents and Representatives (collectively, the “Seller Indemnified Parties”) and hold each of them harmless against any Losses, suffered by any such Seller Indemnified Party in connection with (i) any inaccuracy of any representation or warranty of Patent Purchaser under this Agreement (without giving effect to any materiality qualifications therein) or (ii) any breach of any covenant or agreement of Patent Purchaser under this Agreement.  For purposes of clause (i) of this Section 6.5(a), the representations and warranties of Patent Purchaser under this Agreement shall be deemed to have been made as of the Patent Sale Closing Date (unless expressly made as of another date).

(b) During the Escrow Period, the right to obtain indemnification from Patent Purchaser pursuant to the indemnification provisions of this Article VI shall be the Seller Indemnified Parties’ sole and exclusive remedy for monetary damages.  In no event shall Patent Purchaser’s aggregate indemnification liability for Losses exceed the Escrow Amount.  Without limiting the generality of the foregoing or any term of this Agreement to the contrary, nothing contained in this Agreement shall limit the rights of the Seller Indemnified Parties to seek or obtain specific performance or any other equitable remedy to which such Seller Indemnified Party is otherwise entitled.

(c) The Seller Indemnified Parties shall not be entitled to receive any payment from Patent Purchaser for any indemnification obligations pursuant to Section 6.5(a) unless and until the aggregate amount of Losses exceeds the Threshold Amount, in which case, the Seller

Indemnified Parties shall be entitled to receive the amount of such Losses in excess of such Threshold Amount up to the Escrow Amount.

(d) The obligations of Patent Purchaser and the rights of the Seller Indemnified Parties under this Section 6.5 shall terminate upon the termination of the Escrow Period.

(e) Notwithstanding anything contained herein to the contrary, the indemnification obligations of Patent Purchaser shall survive the conclusion of the Escrow Period solely with respect to any unresolved or unsatisfied claims for Losses specified in any Claims Notice delivered to Patent Purchaser prior to expiration of the Escrow Period until such claims have been resolved or satisfied.

Section 6.6 Claims.  In the event that a Patent Purchaser Indemnified Party or a Seller Indemnified Party (collectively, the “Indemnified Parties” and each an “Indemnified Party”) seeks to exercise its rights to obtain indemnification for Losses pursuant to the terms of this Article VI, such Indemnified Party shall deliver to the Indemnifying Person a certificate signed by an officer of such Indemnified Party certifying that such Indemnified Party has incurred, paid, sustained, reserved, or accrued, or reasonably anticipates that it may incur, pay, sustain, reserve or accrue, Losses and specifying in reasonable detail the nature of the breach or other claim and the amount of such Losses for which indemnification is being sought (each such certificate, a “Claim Notice”).  Each Claim Notice shall also include wire instructions for the delivery of funds to the Indemnified Person or its designee.  In the event the claim or claims set forth in a Claim Notice is (A) not contested by the Indemnifying Person (in the case of a Patent Purchaser Indemnified Party, Seller, and in the case of a Seller Indemnified Party, Patent Purchaser) as of the close of business on the twentieth (20th) day following delivery of such Claim Notice or (B) agreed to in writing by the Indemnifying Person (in the case of a Patent Purchaser Indemnified Party, Seller, and in the case of a Seller Indemnified Party, Patent Purchaser) in advance of the expiration of such twenty (20)-day period, the Indemnifying Person (i) shall be deemed to have accepted and agreed to the claims set forth in such Claim Notice and precluded from raising any objection thereafter and such claim shall be deemed final, binding and conclusive for all purposes.  The Indemnifying Person shall have the right to object to one or more of the claims set forth in any Claim Notice delivered by the Indemnified Party to the Indemnifying Person by serving written notice thereof within twenty (20) days following the delivery of such Claim Notice, which notice shall specify in reasonable detail the basis for such objection.  In the event that the Indemnifying Person shall so object in writing to any claim or claims by an Indemnified Party in any Claim Notice, the Indemnified Party shall have fifteen (15) days after receipt to such objection by the Indemnifying Person to respond thereto in a written statement, failing which the Indemnified Parties shall be deemed to have accepted the objections raised by the Indemnifying Person and such claim shall be deed to be final, binding and conclusive for all purposes.  As promptly as practicable, and in any event no later than two (2) Business Days, following the date on which a claim becomes final and binding pursuant to this Section 6.6, the Indemnifying Person (in the case of a Patent Purchaser Indemnified Party, the Escrow Agent) shall pay the full amount of such claim by wire transfer of immediately available funds to the account designated by the Indemnified Party, subject to the limitations of this Article VI.

Section 6.7 Sole Remedy; Limitation of Damages.  From and after the Patent Sale Closing, except for specific performance and any other equitable remedy, the indemnification provisions set forth in the Article VI shall be the sole remedy for either Party with respect to this Agreement or any matter arising out of or relating hereto (other than with respect to Post-Closing Covenants or as provided for in the Assigned Patent License Agreement or the Retained Patent License Agreement).  Neither Party shall be liable for special, incidental, indirect or consequential damages or lost profits with respect to this Agreement or any matter arising out of or relating hereto.

ARTICLE VII

CONDITIONS TO THE PATENT SALE

Section 7.1 Conditions to the Obligations of Each Party.  The respective obligations of each Party to consummate the Patent Sale are subject to the satisfaction or (to the extent permitted by Law) waiver by Seller and Patent Purchaser at or prior to the Patent Sale Closing of the following conditions:

(a) the Requisite Stockholder Approval shall have been obtained;

(b) no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect and has the effect of enjoining or otherwise prohibiting the consummation of the Patent Sale; and

(c) there shall not be threatened in writing or pending any suit, action or proceeding by any Governmental Authority seeking to restrain or prohibit the consummation of the Patent Sale.

Section 7.2 Conditions to the Obligations of Patent Purchaser.  The obligations of Patent Purchaser to consummate the Patent Sale are subject to the satisfaction or (to the extent permitted by Law) waiver by Patent Purchaser at or prior to the Patent Sale Closing of the following further conditions:

(a) each of the representations and warranties of Seller contained in this Agreement other than the representation and warranty in Section 3.2, (without giving effect to any materiality qualifications therein) shall be true and correct except for such failures to be true and correct as would not have, individually or in the aggregate, a Seller Material Adverse Effect as of the Patent Sale Closing with the same effect as though made as of the Patent Sale Closing (except to the extent expressly made as of an earlier date, in which case as of such date);

(b) all Assigned Patents must be assignable to Patent Purchaser and all Retained Patents must be licensable to Patent Purchaser on the terms set forth in this Agreement and the Retained Patent License Agreement (provided that unless expressly set forth herein, nothing herein shall be construed as a requirement that Seller not (i) abandon or (ii) fail to continue prosecution of any of the Assigned Patents in the ordinary course and in its sole discretion; and provided further that Seller will not assign or transfer to any Third Party its rights in any Assigned Patents abandoned by Seller); notwithstanding the foregoing, this condition shall be deemed to have been satisfied unless an Assigned Patent is not assignable or a Retained

Patent is not licensable, and such non-assignability or non-licensability poses a material threat of patent infringement to any of the Initial Participants of Patent Purchaser, which would likely result in Patent Purchaser (representing the interests of the Initial Participants) being deprived of a significant portion of the value of the Transactions;

(c)           Seller shall have performed or complied in all material respects with all material agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Patent Sale Closing;

(d)           Seller shall have delivered to Patent Purchaser a certificate, dated the Patent Sale Closing and signed by its chief executive officer or another senior officer on behalf of Seller, certifying to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied;

(e)           there shall not be any current suit, action or proceeding (excluding office actions) in which a Third Party asserts that the Assigned Patents are not solely owned by Seller or its Affiliates (or, with respect to jointly owned patents disclosed on Section 3.2 of the Seller Disclosure Schedule, not owned by Seller or its Affiliates as so disclosed), that the Assigned Patents may not be assigned to Patent Purchaser or that the Retained Patents may not be licensed to Patent Purchaser, in each case, on the terms set forth in the Transaction Agreements; provided that any actions of Third Parties implicating the Assigned Patents or Retained Patents initiated after the date of this Agreement shall not be a condition to closing (except to the extent that such action results in the failure of the condition to closing under Section 7.2(a) to be satisfied); for the avoidance of doubt, any rejection or modification of claims in any number of patent applications will not be deemed to have an adverse effect for purposes of Section 7.2(a);

(f)           [Reserved.]; and

(g)           Seller must have executed and delivered (or caused to have been delivered, as applicable) to Patent Purchaser each item described in Section 2.5(a).

Section 7.3 Conditions to the Obligations of Seller.  The obligations of Seller to consummate the Patent Sale are subject to the satisfaction or (to the extent permitted by Law) waiver by Seller at or prior to the Patent Sale Closing of the following further conditions:

(a) each of the representations and warranties of Patent Purchaser contained in this Agreement (without giving effect to any materiality qualifications) shall be true and correct except for such failures to be true and correct as would not have, individually or in the aggregate, a Patent Purchaser Material Adverse Effect as of the Patent Sale Closing with the same effect as though made on and as of the Patent Sale Closing (except to the extent expressly made as of an earlier date, in which case as of such date);

(b) Patent Purchaser shall have performed or complied in all material respects with all material agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Patent Sale Closing;

(c) Patent Purchaser shall have delivered to Seller a certificate, dated the Patent Sale Closing and signed by its chief executive officer or another senior officer on behalf of Patent Purchaser, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied; and

(d) Patent Purchaser must have executed and delivered (or caused to have been delivered, as applicable) to Seller each item described in Section 2.5(b).

Section 7.4 Frustration of Conditions.  Neither of Seller nor Patent Purchaser may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such Party’s failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Patent Sale Closing, whether before or after the Requisite Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

(a) by mutual written consent of each of Patent Purchaser and Seller; or

(b) by either Patent Purchaser or Seller, if the Patent Sale Closing shall not have occurred on or before April 5, 2013 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party if the failure of such Party to perform any of its obligations under this Agreement has been a principal cause of or resulted in the failure of the Patent Sale to be consummated on or before such date; or

(c) by Seller, if (i) prior to the Requisite Stockholder Approval the board of directors of Seller has determined to enter into a definitive agreement with respect to a Superior Proposal to the extent permitted by, and subject to the terms and conditions of, Section 5.5(c) and Section 5.5(d), and (ii) concurrently with such termination, Seller pays to Patent Purchaser the fee specified in Section 8.3(a)(ii); or

(d) by Patent Purchaser if:

(i) the board of directors of Seller shall have made an Adverse Recommendation Change; or

(ii) Seller shall have breached its obligations under Section 5.5 in any material respect; or

(iii) Seller enters into an Alternative Acquisition Agreement.

Section 8.2 Effect of Termination.  In the event that this Agreement is terminated and the Patent Sale abandoned pursuant to Section 8.1, written notice thereof shall be given to the other Party, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any Party (or any of its Representatives), and all rights and obligations of any Party shall cease; provided, however, that, except as otherwise provided in Section 8.3 or in any other provision of this Agreement, no such termination shall relieve any Party of any liability or damages resulting from any breach of this Agreement prior to such termination, in which case the aggrieved Party shall be entitled to all remedies available at law or in equity; and provided further, that the Confidentiality Agreement, and the provisions of Section 5.8(a), this Section 8.2, Section 8.3, Section 8.6, Article IX and Appendix A shall survive any termination of this Agreement pursuant to Section 8.1.

Section 8.3 Termination Fees.

(a) If, but only if, this Agreement is terminated:

(i) (A) if Seller fails to sell the Assigned Patents to Patent Purchaser and license the Retained Patents to Patent Purchaser in material breach of this Agreement, and (B) Seller enters into an agreement with a Third Party to sell, assign or exclusively license a majority of (1) the Assigned Patents and (2) the Retained Patents (except pursuant to a LicenseCo Sale to a Permitted LicenseCo Acquiror) within twelve (12) months after such termination, then Seller shall pay, or cause to be paid, to Patent Purchaser an amount equal to Thirty Million Dollars ($30,000,000) less the amount of the Termination Fee if previously paid to Patent Purchaser in full pursuant to Section 8.3(a)(ii) (the “Wrongful Termination Payment”) concurrently with the consummation of such transaction; or

(ii) by Seller pursuant to Section 8.1(c) or Patent Purchaser pursuant to Section 8.1(d), then Seller shall pay, or cause to be paid, to Patent Purchaser an amount equal to Ten Million Dollars ($10,000,000) (the “Termination Fee”) concurrently with such termination;

(b) Notwithstanding anything to the contrary set forth in this Agreement:

(i) the Parties agree that in no event shall Seller be required to pay (A) the Wrongful Termination Payment or Termination Fee on more than one occasion or (B) the Termination Fee after having paid the Wrongful Termination Payment; and

(ii) the Parties agree that the Wrongful Termination Payment and Termination Fee shall be reduced by any amounts as may be required to be deducted or withheld therefrom under applicable Tax Law.

(c) Notwithstanding anything to the contrary set forth in this Agreement, but subject to Patent Purchaser’s rights under Section 9.8, Patent Purchaser’s right to receive payment from Seller of the Wrongful Termination Payment or the Termination Fee pursuant to Section 8.3(a) shall constitute liquidated damages and the sole and exclusive remedy of Patent Purchaser against Seller and its subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees (collectively, the “Seller Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount, none of the Seller Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated thereby.

Section 8.4 Amendment.  This Agreement may be amended by mutual agreement of the Parties by action taken by or on behalf of their respective boards of directors at any time whether before or after the receipt of the Requisite Stockholder Approval; provided, however, that after the Requisite Stockholder Approval has been obtained, there shall not be any amendment that by Law or in accordance with the rules of any stock exchange requires further approval by the stockholders of Seller without such further approval of such stockholders nor any amendment or change not permitted under applicable Law.  This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

Section 8.5 Waiver.  At any time prior to the Patent Sale Closing, subject to applicable Law, any Party may (a) extend the time for the performance of any obligation or other act of the other Party, (b) waive any inaccuracy in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto, and (c) subject to the proviso of Section 8.4, waive compliance with any agreement or condition contained herein.  Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby.  Notwithstanding the foregoing, no failure or delay by Seller or Patent Purchaser in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

Section 8.6 Expenses; Transfer Taxes.   All costs and Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and Expenses.  Notwithstanding anything to the contrary contained herein, Patent Purchaser and Seller (on behalf of itself and all of its Affiliates) shall each pay, or cause to be paid, one-half all documentary, sales, use, registration, value added, transfer, stamp, recording and similar Taxes, fees, and costs together with any interest thereon, penalties, fines, costs, fees, additions to tax or additional amounts with respect thereto (collectively, “Transfer Taxes”) incurred as a result of the transactions contemplated hereby and the other Transaction Agreements.  Each of Seller and Patent Purchaser shall cooperate with respect to the preparation and filing of any Tax Returns with respect to Transfer Taxes.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1 Notices.  Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission (providing confirmation of transmission) (provided that any notice received by facsimile or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (Pacific time) shall be deemed to have been received at 9:00 a.m. (Pacific time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.1):

1. if to Patent Purchaser:

Bridge Crossing, LLC
80 Lambert Lane, Suite 115
Lambertville, New Jersey 08530
Phone: (215) 968-0123
Fax: (267) 224-4466
Attention: CEO

2. with a copy (which shall not constitute notice) to:

Fenwick & West LLP
Silicon Valley Center
801 California Street
Mountain View, California 94041
Phone: (650) 938-5200
Fax: (650) 988-8500
Attention: Jake Handy and Kris Withrow

3. if to Seller:

MIPS Technologies, Inc.
955 East Arques Avenue
Sunnyvale, California 94085-9521
Phone: (408) 530-5000
Fax: (408) 530-5154
Attention:  General Counsel

4. with a copy (which shall not constitute notice) to each of:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue, Suite 1400
Palo Alto, California  94301
Phone: (650) 470-4500
Fax: (650) 470-4570
Attention:  Kenton J. King

Section 9.2 Interpretation; Certain Definitions.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.  When a reference is made in this Agreement to an Article, Section, Appendix, Annex or Exhibit, such reference shall be to an Article or Section of, or an Appendix, Annex or Exhibit to, this Agreement, unless otherwise indicated.  The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws.  References to a person are also to its successors and permitted assigns.  All references to “dollars” or “$” refer to currency of the United States of America.  Except as set forth in Section 3.5, to the extent this Agreement refers to information or documents to be made available, delivered, produced or provided by Seller to Patent Purchaser, Seller shall be deemed to have satisfied such obligation if Seller has made such information or document available by posting such information or document to the Electronic Data Room at least twenty-four (24) hours prior to the signing of this Agreement.

Section 9.3 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any present or future Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the Patent Sale is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Patent Sale be consummated as originally contemplated to the fullest extent possible.

Section 9.4 Assignment.  Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by either Party (whether by operation of Law or otherwise) without the prior written consent of the other Party.

Section 9.5 Entire Agreement.  This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Escrow Agreement, the Purchase Price Escrow Agreement, the Retained Patent License Agreement, the Assigned Patent License Agreement, the Seller Disclosure Schedule and the Patent Purchaser Disclosure Schedule, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

Section 9.6 No Third-Party Beneficiaries.  This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns, other than the Escrow Agent and any Indemnified Party pursuant to the provisions of this Agreement.  The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Indemnified Parties.

Section 9.7 Governing Law.  This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Patent Purchaser or Seller in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 9.8 Specific Performance.  The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions.  Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.  Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.  Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 9.9 Consent to Jurisdiction.

(a) Except with respect to requests for equitable relief in accordance with Section 9.9, each of Patent Purchaser and Seller hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and to the jurisdiction of the United States District Court for the State of Delaware, for the purpose of any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Patent Purchaser or Seller in the negotiation, administration, performance and enforcement thereof, and each of the Parties hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Delaware state or federal court.

(b) Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party and nothing in this Section 9.9 shall affect the right of any Party to serve legal process in any other manner permitted by Law, (b) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery, any other court of the State of Delaware and any Federal court sitting in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Delaware Court of Chancery (or, if (but only if) the Delaware Court of Chancery shall be unavailable, any other court of the State of Delaware or any Federal court sitting in the State of Delaware). Each of Patent Purchaser and Seller agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law and, notwithstanding anything to the contrary in this Agreement, the Escrow Agent shall be entitled to act in accordance with such judgment and make or withhold payments out of the Escrow Fund in accordance therewith.

Section 9.10 Counterparts.  This Agreement may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.11 WAIVER OF JURY TRIAL.  EACH OF PATENT PURCHASER AND SELLER (ON BEHALF OF ITSELF AND ITS AFFILIATES) HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PATENT PURCHASER OR SELLER OR ANY AFFILIATE OF SELLER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

Section 9.12 No Violation of Export Law
.  The Parties have complied with all applicable laws or regulations related to the sale, marketing, promotion or export of goods promulgated or enforced by the Office of Foreign Assets Control in the Unites States Department of the Treasury, the United States Department of Commerce or any other department or agency of the United States federal government, including, without limitation, the Arms Export Control Act, the trading with the Enemy Act, the International Emergency Economic Powers Act, the Export Administration Act, the 1930 Tariff Act, the Foreign Corrupt Practices Act, the Export Administration Regulations, the International Traffic in Arms Regulations, the United States Customers Regulations.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Patent Purchaser and Seller have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BRIDGE CROSSING, LLC
By: /s/ Daniel P. McCurdy
Name: Daniel P. McCurdy
Title: Chief Executive Officer

MIPS TECHNOLOGIES, INC.
By: /s/ Sandeep Vij
Name: Sandeep Vij
Title: Chief Executive Officer

[Signature Page to Patent Sale Agreement]

Appendix A

As used in the Agreement, the following terms shall have the following meanings:

“Acceptable Confidentiality Agreement” shall mean a customary confidentiality agreement containing terms no less favorable to Seller than the terms set forth in the Confidentiality Agreement; provided, however, that such confidentiality agreement shall not prohibit compliance by Seller with any of the provisions of Section 5.5.

“Adverse Recommendation Change” has the meaning set forth in Section 5.5(c).

“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with, such person.

“Agreement” has the meaning set forth in the Introduction.

“Alternative Acquisition Agreement” has the meaning set forth in Section 5.5(a).

“Antitrust Division” shall mean the Antitrust Division of the Department of Justice.

“Antitrust Laws” has the meaning set forth in Section 3.4.

“Assigned Patent Documentation” means information that is in Seller’s possession or control (subject to third-party confidentiality obligations), affecting title to the Assigned Patents, including the material Assigned Patent Files.

“Assigned Patent Files” means Seller’s records and files comprising (i) with respect to each Assigned Patent, the filings with, and formal written communications to and from, the PTO and equivalent patent agencies in other jurisdictions, with respect to the prosecution and maintenance of each of the Assigned Patents, including the ribbon copy of each issued patent, (ii) documentation of conception and reduction to practice or otherwise documenting inventorship (subject to redaction of any confidential or proprietary information in such documentation not disclosed or claimed by such Assigned Patents and not required to demonstrate inventorship, ownership or priority under U.S. law), (iii) assignments executed with respect to Assigned Patents assigning ownership thereof to Seller, and (iv) the docket maintained by Seller, as of the date of this Agreement and as of Patent Sale Closing Date, for tracking information relating to the prosecution and maintenance of the Assigned Patents, including patent identification information, information regarding filing requirements, deadlines and payments, and contact information for prosecution counsel and agents.

“Assigned Patent License Agreement” has the meaning set forth in the Recitals.

“Assigned Patents” means, other than the Retained Patents, all patents and patent applications owned by Seller and/or its Affiliates (excluding as an Affiliate, any Third Party that becomes an Affiliate of Seller in connection with a LicenseCo Sale) on or immediately prior to the Patent Sale Closing Date, including but not limited to: (i) the patents and patent applications set forth on Section 1.1 of the Seller Disclosure Schedule; (ii) all patents and patent applications from which such patents and patent applications claim priority, directly or indirectly; and (iii) all continuations and continuations-in-part, divisions, substitutions, continued patent applications, re-examinations, renewals, extensions and reissues thereof, and all foreign counterparts and other applications and patents claiming priority to any of the foregoing, directly or indirectly, and all other corresponding rights that may be secured under the laws of the United States, any foreign jurisdiction or multi-jurisdictional entity.  For the avoidance of doubt, a patent application that is filed after the Patent Sale Closing Date that claims priority directly to a patent application on Section 1.1 of the Seller Disclosure Schedule shall be an Assigned Patent, regardless if such newly filed patent application is also related to an application included within the Retained Patents (i.e. can claim priority back to an earlier patent application).  Notwithstanding any of the foregoing, “Assigned Patents” shall not include any subject matter that is not disclosed in any patents or patent applications existing as of the Patent Sale Closing Date.

“Assumed Obligations” has the meaning set forth in Section 2.2(b).

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York or Sunnyvale, California are authorized or obligated by Law or executive order to close.

“Claim Notice” has the meaning set forth in Section 6.6.

“Closing Payment” has the meaning set forth in Section 2.4.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Competing Proposal” has the meaning set forth in Section 5.5(g)(i).

“Confidential Information” has the meaning set forth in Section 5.8(a).

“Confidentiality Agreement” has the meaning set forth in Section 5.8(a).

“Contract” means any contract, agreement, lease, license, commitment, understanding, franchise, warranty, guaranty, mortgage, note, bond or other instrument that is legally binding as of the date hereof or as may hereafter be in effect.

“control” (including the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

“Co-Owned Patents” means the patents and patent applications set forth on Section 1.2 of the Seller Disclosure Schedule, which for purposes of representations under this Agreement shall be treated as Retained Patents unless and until Seller obtains the requisite consent to assign such patents and patent applications to Patent Purchaser.

“DGCL” shall mean the General Corporation Law of the State of Delaware.

“Electronic Data Room” shall mean the electronic data room for Project Mars maintained by Seller for purposes of the Patent Sale and the other transactions contemplated by this Agreement.

“Escrow Agent” has the meaning set forth in Section 6.2.

“Escrow Amount” has the meaning set forth in Section 2.4.

“Escrow Fund” has the meaning set forth in Section 6.2.

“Escrow Period” has the meaning set forth in Section 6.3.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Expenses” shall mean all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, the solicitation of stockholder approvals, the filing of any required notices under the HSR Act or other Antitrust Laws, any filing with, and obtaining of any necessary action or non-action, consent or approval from any Governmental Authority pursuant to any Antitrust Laws, obtaining Third Party consents, any other filings with the SEC and all other matters related to the closing of the Patent Sale and the Transactions.

“Excluded Liabilities” has the meaning set forth in Section 2.2(a).

 “FTC” shall mean the Federal Trade Commission.

“GAAP” shall mean the United States generally accepted accounting principles.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.

“HSR Act” has the meaning set forth in Section 3.4.

“Indemnified Party” and “Indemnified Parties” have the respective meanings set forth in Section 6.6.

“Indemnifying Person” shall mean (a) with respect to the indemnification obligations owed to the Patent Purchaser Indemnified Parties, the Escrow Agent and Seller, and (b) with respect to the indemnification obligations owed to the Seller Indemnified Parties, Patent Purchaser.

“Initial Participants” shall mean the eleven (11) Participants (as such term is defined in the Trust Agreement) holding a financial interest in Patent Purchaser as of the date of this Agreement.

“Intellectual Property” shall mean common law and statutory rights anywhere throughout the world associated with (a) patents, patent applications, and all continuations, continuations in part, divisions, extensions, renewals, reissues and re-examinations relating thereto, (b) copyrights, copyright registrations, copyright applications and “moral” rights, (c) mask works and mask work sets, and all applications and registrations of any of the foregoing, (d) confidential and proprietary information, trade and industrial secrets and non-public discoveries, concepts, ideas, research and development, technology, know-how, formulae, inventions, compositions, processes, techniques, technical data and information, procedures, semiconductor device structures (including gate structures, transistor structures, memory cells or circuitry, vias and interconnectors, isolation structures and protection devices), circuit block libraries, designs (including circuit designs and layouts), drawings, specifications, databases and other information, including customer lists, supplier lists, pricing and cost information, and business and marketing plans and proposals, (e) other proprietary rights relating to intellectual property, (f) trademarks, trade names and service marks, and the goodwill associated therewith, and (g) analogous rights to those set forth above, including the right to enforce and recover remedies in connection with any of the foregoing.

“IRS” shall mean the Internal Revenue Service.

“knowledge” shall mean the actual knowledge, after reasonable inquiry, of the following officers and employees of Seller and Patent Purchaser, as applicable, without the benefit of an independent investigation of any matter: (i) for Seller: the Chief Executive Officer, the Chief Financial Officer, General Counsel and Vice President of Intellectual Property; and (ii) for Patent Purchaser: the Chief Executive Officer.

“Law” shall mean any and all domestic (federal, state or local) or foreign laws, statutes, ordinances, rules, regulations, orders, judgments, injunctions,  decrees, arbitration award, agency requirement, license or permit of any Governmental Authority.

“LicenseCo Sale Agreement” has the meaning set forth in Section 5.5(h).

“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests, charges, licenses or covenants not to assert or sue of any kind.

“Losses” has the meaning set forth in Section 6.4(a).

“Notice of Recommendation Change” has the meaning set forth in Section 5.5(d).

 “Order” shall mean any decree, order, judgment, injunction, temporary restraining order or other formal order in any suit or proceeding by or with any Governmental Authority.

“Party” and “Parties” have the respective meanings set forth in the Introduction.

“Patent Assignment” shall mean an assignment substantially in the form attached hereto as Exhibit D.

“Patent Purchaser” has the meaning set forth in the Introduction.

“Patent Purchaser Disclosure Schedule” has the meaning set forth in Article IV.

“Patent Purchaser Indemnified Parties” has the meaning set forth in Section 6.4(a).

“Patent Purchaser Material Adverse Effect” shall mean any change, effect or circumstance that is materially adverse to the business, operations, results of operations or financial condition of Patent Purchaser, or which, individually or in the aggregate, may reasonably be expected to prevent or materially delay or impair the ability of Patent Purchaser to consummate the Patent Sale and the other transactions contemplated by this Agreement.

“Patent Purchaser Organizational Documents” has the meaning set forth in Section 4.2.

“Patent Sale” has the meaning set forth in the Recitals.

“Patent Sale Closing” has the meaning set forth in Section 2.3.

“Patent Sale Closing Date” has the meaning set forth in Section 2.3.

“Permitted LicenseCo Acquiror” has the meaning set forth in Section 5.5(h).

“Permitted LicenseCo Negotiations” has the meaning set forth in Section 5.5(h).

“Permitted Lien” shall mean: (a) prior to the Patent Sale Closing, (i) mechanics’, materialmen’s, carriers’, workmen’s, repairmen’s, warehousemen’s and similar liens incurred in the ordinary course of business, (ii) liens securing acquisition financing with respect to the applicable asset, including refinancing thereof, (iii) any lien for taxes not yet due and payable, being contested in good faith or for which adequate accruals or reserves have been established (for each of the foregoing clauses (i), (ii) and (iii), not to exceed $100,000 in the aggregate), (iv) Third-Party Agreements (including for the sake of clarity the Standard Outbound Licenses), and (v) any limitations, third-party rights and other encumbrances that arise from patent exhaustion or equivalent foreign law in connection with the rights granted pursuant to the Third-Party Agreements; and (b) after the Patent Sale Closing, (i) Third-Party Agreements (including for the sake of clarity the Standard Outbound Licenses) and (ii) any limitations, third-party rights and other encumbrances that arise from patent exhaustion or equivalent foreign law in connection with the rights granted pursuant to the Third-Party Agreements.

“person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Proxy Statement” has the meaning set forth in Section 3.7.

“PTO” shall mean the U.S. Patent and Trademark Office.

“Purchase Price” has the meaning set forth in Section 2.4.

“Representative” shall mean, with respect to any person, such person’s directors, officers, employees, Affiliates, members, partners, accountants, consultants, advisors, attorneys, agents and other representatives.

“Requisite Stockholder Approval” has the meaning set forth in Section 3.13.

“Retained Patent License Agreement” has the meaning set forth in the Recitals.

“Retained Patents” shall mean the patents and patent applications for which Seller is granting Patent Purchaser a license under the Retained Patent License Agreement, and which are: (i) the patents and patent applications set forth on Section 1.3 of the Seller Disclosure Schedule; (ii) all continuations, divisions, substitutions, continued patent applications, continuations-in-part, re-examinations, renewals, extensions and reissues thereof, and all foreign counterparts and other patent applications and patents claiming priority to any of the foregoing, directly or indirectly, and all other corresponding rights that may be secured under the laws of the United States, any foreign jurisdiction or multi-jurisdictional entity; and (iii) the Co-Owned Patents (subject to the provisions of Section 5.4(c).  For the avoidance of doubt, a patent application that is filed after the Patent Sale Closing Date that claims priority directly to a patent application on Section 1.3 of the Seller Disclosure Schedule shall be a Retained Patent, regardless if such newly filed patent application is also related to an application included within the Assigned Patents (i.e., can claim priority back to an earlier patent application).

“SEC” shall mean the Securities and Exchange Commission.

“Seller” has the meaning set forth in the Introduction.

“Seller Disclosure Schedule” has the meaning set forth in Article III.

“Seller Indemnified Parties” has the meaning set forth in Section 6.5(a).

“Seller Material Adverse Effect” shall mean any change, event, effect, occurrence, state of facts or development (whether or not constituting a breach of a representation, warranty or covenant set forth in this Agreement) that, individually or in the aggregate with any such other changes, events, effects, occurrences, state of facts or developments, (a) has had or is reasonably likely to have a material adverse effect on the business, results of operations, assets (including, without limitation, the Assigned Patents and the Retained Patents), liabilities or financial condition, in each case, of Seller and its subsidiaries taken as a whole or (b) prevented or materially impaired or would prevent or materially impair the ability of Seller or any of its Affiliates to perform its obligations under this Agreement and the other Transaction Agreements or to consummate the Transactions, other than, in the case of clause (a), any changes, events, effects, occurrences, state of facts or developments directly relating to or directly attributable to (provided however that in the case of clauses (i), (ii) and (iv) such changes, events, circumstances or effects do not affect Seller disproportionately as compared to other industry participants): (i) any changes in general economic or political conditions, or in the financial, credit or securities markets in general (including changes in interest rates, exchange rates, stock, bond and/or debt prices) in any country or region in which Seller or any of its subsidiaries conducts business; (ii) any changes that affect the industries in which Seller or any of Seller’s subsidiaries operate; (iii) any changes in Laws applicable to Seller or any of Seller’s subsidiaries or any of their respective properties or assets or changes in GAAP or rules and policies of the Public Company Accounting Oversight Board; (iv) any natural disasters or acts of war, sabotage or terrorism, or armed hostilities, or any escalation or worsening thereof; (v) the entry into, announcement or performance of this Agreement and the transactions contemplated hereby (including compliance with the covenants set forth herein and any action taken or omitted to be taken by Seller at the request of or with the consent of Patent Purchaser); (vi) any changes in the market price or trading volume of shares of Seller’s common stock or any failure to meet internal or published projections, forecasts or revenue, net retail sales, comparable store sales or earnings predictions for any period; (vii) any loss of, or change in, the relationship of Seller or any of Seller’s subsidiaries, contractual or otherwise, with its customers, suppliers, vendors, lenders, employees, investors, or venture partners arising out of the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the announcement of any of the foregoing; (viii) the execution or announcement of a LicenseCo Sale in accordance with the terms of this Agreement; or (ix) any litigation arising from allegations of a breach of fiduciary duty or other violation of applicable Law relating to this Agreement or the transactions contemplated by this Agreement.

“Seller Recommendation” shall mean the unanimous recommendation of the board of directors of Seller that the stockholders of Seller adopt this Agreement and approve the transactions contemplated hereby, including the Patent Sale.

“Seller Related Parties” has the meaning set forth in Section 8.3(c).

“Standard Outbound Licenses” shall mean any Contracts entered into by Seller or any of its Affiliates and Third Parties materially in the form of one of Seller’s or its Affiliates’ past or current standard forms of outbound non-exclusive license agreement as attached hereto as Annex B-2 as to the scope of licenses granted to Third Parties with respect to Seller’s technologies, products, services, designs and/or architectures and related patent and other intellectual property rights.

“Stockholders’ Meeting” has the meaning set forth in Section 5.3.

“subsidiary” of any person, shall mean any corporation, partnership, joint venture or other legal entity of which such person (either above or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Superior Proposal” has the meaning set forth in Section 5.5(g)(ii).

“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any governmental or taxing authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; customs’ duties, tariffs, and similar charges.

“Tax Returns” shall mean returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other governmental or taxing authority.

“Termination Date” has the meaning set forth in Section 8.1(b).

“Termination Fee” has the meaning set forth in Section 8.3(a)(ii).

“Third Party” shall mean any person or group other than Patent Purchaser and its affiliates.

“Third-Party Agreements” shall have the meaning set forth in Section 2.2(a).

“Threshold Amount” has the meaning set forth in Section 6.4(c).

“Transaction Agreements” means this Agreement, the Retained Patent License Agreement, the Assigned Patent License Agreement, the Escrow Agreement, the Purchase Price Escrow Agreement, and the Patent Assignment.

“Trust Agreement” shall have the meaning set forth in Section 4.2.

“Wrongful Termination Payment” has the meaning set forth in Section 8.3(a)(i).

ANNEX B

November 4, 2012

Board of Directors
MIPS Technologies, Inc.
955 East Arques Avenue
Sunnyvale, CA  94085

Members of the Board:

We understand that MIPS Technologies, Inc. (the “Company”) and Bridge Crossing, LLC (“Bridge Crossing”), an entity formed by Allied Security Trust I (“AST), propose to enter into a definitive agreement for the purchase of certain patent assets from the Company (the “Patent Sale” or the “Transaction”), substantially in the form of the draft dated November 2, 2012 (the “Patent Sale Agreement”), for a price of $350 million (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Patent Sale Agreement, and capitalized terms used but not defined in this letter have the meaning defined in the Patent Sale Agreement.

You have requested our opinion as to whether the Consideration to be received by the Company pursuant to the Patent Sale Agreement is fair, from a financial point of view. We have acted as financial advisor to the Board of Directors of the Company in connection with the Patent Sale. We will receive a fee for our services in connection with the Patent Sale, a substantial portion of which is contingent upon the consummation of the Transaction. The Company has agreed to reimburse our expenses arising from, and to indemnify us against certain liabilities that may arise out of our engagement.

For the purpose of the opinion set forth herein, we have reviewed, among other things: (i) a draft of the Patent Sale Agreement, dated November 2, 2012, (the “Draft Agreement”) as well as related license agreements; (ii) the Annual Report on Form 10-K of the Company for the year ended June 30, 2012 and the Annual Reports on Form 10-K for each of the three years proceeding and the year ending June 30, 2011; (iii) interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) transcripts of company quarterly earnings calls held within the twelve months preceding the date hereof; (vi) the information contained in the data room organized and maintained by the Company in connection with the Transaction; and (vii) a list of the patents to be sold by the Company to Bridge Crossing in the proposed Transaction (the “Patent Assets”). We have also reviewed potential income streams for the Patent Assets under a licensing scenario and data specific to the Patent Assets (collectively, the “Patent Licensing Projections”). Additionally, we discussed past and current operations and financial conditions and prospects of the Company with senior executives of the Company. We also reviewed historical market prices and trading activity for Company

200 West Madison, 37th Floor Chicago, Illinois 60606 312.327.4400 www.oceantomo.com

Common Stock and compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other selected publicly traded companies and their securities. In addition, we performed such other analyses, reviewed such information and considered such other factors as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company. With respect to Patent Licensing Projections, we have been advised by the management of the Company that it believes the Patent Licensing Projections reasonably reflect the potential income streams of the Patent Assets under a licensing scenario. We have assumed that the final executed Patent Sale Agreement will not differ in any respect material to this opinion from the Draft Agreement reviewed by us, and that the Patent Sale will be consummated in accordance with the terms set forth in the Draft Agreement, without any modification or delay material to this opinion. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have not made a formal independent evaluation or appraisal of the assets, nor have we been furnished with any such evaluation or appraisal. We have, however, performed prior intellectual property strategic advisory services for the Company that included an analysis of the subject patents, the compensation for which was non-contingent. We have not in the past provided, and are not currently providing, investment banking or other services to AST or Bridge Crossing. We may provide investment banking or other services to the Company, AST or Bridge Crossing or their respective affiliates in the future, for which we may receive compensation.

In addition, we have relied, without independent verification, upon the assessment of management of the Company as to the existing and future technology and products of the Company and the risks associated with such technology and products. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

Our opinion does not address the merits of the Company’s underlying business decision to effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or alternatives that may be available to the Company. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, of the Consideration to be paid to the Company pursuant to the Patent Sale Agreement. We have not been asked to, nor do we, express any view on, and our opinion does not address, any other term or aspect of the Patent Sale Agreement or the Transaction, including, without limitation, the structure or form of the Transaction or the fairness of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any class of securities, creditors, or other constituencies of the Company or any party; nor as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors, or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration for the Patent Sale to be paid to the Company pursuant to the Patent Sale Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, market and other circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have an obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction.

Based upon and subject to the foregoing, including the various assumptions and limitation set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the Company pursuant to the Patent Sale Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

/s/ Ocean Tomo, LLC
Ocean Tomo, LLC

ANNEX C

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

By and Among

IMAGINATION TECHNOLOGIES GROUP PLC,

IMAGINATION ACQUISITION SUB, INC.,

and

MIPS TECHNOLOGIES, INC.

Dated as of November 5, 2012

Page

Article I

DEFINITIONS

Section 1.1 Definitions	1

Article II

THE MERGER

Section 2.1 The Merger Section 2.2 Closing Section 2.3 Effective Time Section 2.4 Certificate of Incorporation and Bylaws Section 2.5 Board of Directors Section 2.6 Officers	2 2 2 2 3 3

Article III

EFFECT OF THE MERGER ON CAPITAL STOCK;
EXCHANGE OF CERTIFICATES

Section 3.1                      Effect on Securities
Section 3.2                      Exchange of Certificates
Section 3.3                      Stock Options and Restricted Stock Units; Employee Stock Purchase Plan
Section 3.4                      Lost Certificates
Section 3.5                      Dissenting Shares
Section 3.6                      Transfers; No Further Ownership Rights
3 4 7 8 8 9

Article IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 4.1                      Organization and Qualification; Subsidiaries
Section 4.2                      Certificate of Incorporation and Bylaws
Section 4.3                      Capitalization
Section 4.4                      Authority Relative to Agreement
Section 4.5                      No Conflict; Required Filings and Consents
Section 4.6                      Permits and Licenses
Section 4.7                      Compliance with Laws
Section 4.8                      Company SEC Documents;  Financial Statements.
Section 4.9                      Information Supplied
Section 4.10                    Disclosure Controls and Procedures
10 10 11 12 12 13 13 14 15 15

C-i

Section 4.11                    Absence of Certain Changes or Events
Section 4.12                    No Undisclosed Liabilities
Section 4.13                    Absence of Litigation
Section 4.14                    Employee Benefit Plans
Section 4.15                    Labor Matters
Section 4.16                    Intellectual Property
Section 4.17                    Taxes
Section 4.18                    Material Contracts
Section 4.19                    Property
Section 4.20                    Environmental Matters
Section 4.21                    Insurance
Section 4.22                    Opinion of Financial Advisor
Section 4.23                    Takeover Statutes
Section 4.24                    Vote Required
Section 4.25                    Brokers
Section 4.26                    Patent Transactions
Section 4.27                    Recapitalization
Section 4.28                    No Other Representations or Warranties
16 16 16 17 19 20 21 23 25 25 27 27 27 27 27 28 28 28

Article V

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Section 5.1                      Organization and Qualification; Subsidiaries
Section 5.2                      Certificate of Incorporation, Bylaws, and Other Organizational Documents
Section 5.3                      Authority Relative to Agreement
Section 5.4                      No Conflict; Required Filings and Consents
Section 5.5                      Absence of Litigation
Section 5.6                      Absence of Certain Agreements
Section 5.7                      Information Supplied
Section 5.8                      Capitalization of Acquisition Sub
Section 5.9                      Brokers
Section 5.10                    Sufficient Funds
Section 5.11                    DGCL Section 203
Section 5.12                    Parent Ownership of Company Securities
Section 5.13                    WARN Act
Section 5.14                    Management Agreements
Section 5.15                    No Parent Vote Required
Section 5.16                    Acknowledgement of Patent Sale Transaction Documents
Section 5.17                    Acknowledgement of Disclaimer of Other Representations and Warranties
29 29 29 30 30 31 31 31 31 31 31 32 32 32 32 32 32

Article VI

COVENANTS AND AGREEMENTS

Section 6.1 Conduct of Business by the Company Pending the Merger Section 6.2 Proxy Statement	33 37

C-ii

Section 6.3                      Stockholders’ Meeting
Section 6.4                      Appropriate Action; Consents; Filings
Section 6.5                      Access to Information; Confidentiality
Section 6.6                      Non-Solicitation; Acquisition Proposals
Section 6.7                      Directors’ and Officers’ Indemnification and Insurance
Section 6.8                      Notification of Certain Matters
Section 6.9                      Public Announcements
Section 6.10                    Employee Matters
Section 6.11                    Acquisition Sub
Section 6.12                    No Control of the Company’s Business
Section 6.13                    Rule 16b-3 Matters
Section 6.14                    Recapitalization and Holdback; Tax Characterization
Section 6.15                    Resignation of Directors
Section 6.16                    Patent Sale Transaction
Section 6.17                    Fairness Opinion Fee
38 38 39 40 43 45 45 45 46 46 46 46 47 47 47

Article VII

CONDITIONS TO THE MERGER

Section 7.1                      Conditions to the Obligations of Each Party
Section 7.2                      Conditions to the Obligations of Parent and Acquisition Sub
Section 7.3                      Conditions to the Obligations of the Company
Section 7.4                      Frustration of Conditions
47 47 49 49

Article VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination Section 8.2 Effect of Termination Section 8.3 Termination Fees Section 8.4 Amendment Section 8.5 Waiver Section 8.6 Expenses; Transfer Taxes	49 51 52 53 53 54

Article IX

GENERAL PROVISIONS

Section 9.1                      Non-Survival of Representations, Warranties and Agreements
Section 9.2                      Notices
Section 9.3                      Interpretation; Certain Definitions
Section 9.4                      Severability
Section 9.5                      Assignment
Section 9.6                      Entire Agreement
Section 9.7                      No Third-Party Beneficiaries
54 54 55 56 56 56 56

C-iii

Section 9.8 Governing Law Section 9.9 Specific Performance Section 9.10 Consent to Jurisdiction Section 9.11 Counterparts Section 9.12 WAIVER OF JURY TRIAL Appendix A Exhibit A	57 57 57 58 58 60 68

C-iv

INDEX OF DEFINED TERMS

1998 Plan

2002 Plan
—A—
Acceptable Confidentiality Agreement
Acquisition Sub
Adverse Recommendation Change
Aggregate Merger Consideration
Agreement
Alternative Acquisition Agreement
Alternative Patent Sale Agreement
Antitrust Laws
Assigned Patent License Agreement
—B—
Balance Sheet Date
Blue Sky Laws
Book-Entry Shares
Business Day
—C—
Certificate of Merger
Certificates
Closing
Closing DateCode
Company
Company Benefit Plan
Company Common Stock
Company Disclosure Schedule
Company Employees
Company ESPP
Company Intellectual Property Rights
Company Lease
Company Material Adverse Effect
Company Material Contract
Company Option
Company Permits
Company Plans
Company Recommendation
Company Related Parties
Company Restricted Stock Units
Company SEC Documents
Competing Proposal
60 60 60 1 41 60 1 40 36 13 60 16 60 3 60 2 3 2 2 60 1 60 1 9 19,45 8 20 6 48, 61 23 62 13 62 62 53 62 14 42

C-i

Confidentiality Agreement
Contract
control
—D—
D&O Insurance
DGCL
Directors’ Stock Option Plan
Dissenting Shares
—E—
Effective Time
Electronic Data Room
Environmental Laws
ERISA
ERISA Affiliate
Exchange Act
Exchange Fund
Expenses
—F—
FCPA
—G—
GAAP
Governmental Authority
—H—
Hazardous Substance
Holdback Amount
HSR Act
—I—
Indebtedness
Indemnitee
Intellectual Property Rights
IRS
—K—
knowledge
—L—
Law
Leased Properties
Lien
—M—
Merger
Merger Consideration
—N—
New Plans
Non-U.S. Benefit Plan
Notice of Superior Proposal
—O—
Option Cash Payment
62 12 62 44 62 62 8 2 28 63 62 62 62 4 62 14 63 63 63 46 63 63 63 20 63 64 64 26 64 1 3 45 18 41 7

C-ii

Option Per Share Consideration
Order
—P—
Parent
Parent Disclosure Schedule
Parent Material Adverse Effect
Parent Organizational Documents
Patent Purchaser
Patent Sale Agreement
Patent Sale Transaction
Paying Agent
Permitted Lien
person
Preferred Stock
Proxy Statement
—R—
Recapitalization
Recapitalization Cash Portion
Recapitalization Certificate
Recapitalization Restricted Stock Unit Payment
Representatives
Requisite Stockholder Approval
Restricted Stock Unit Payment
Retained Patent License Agreement
—S—
Sanctions
Sarbanes-Oxley Act
SEC
Secretary of State
Securities Act
Stockholders’ Meeting
subsidiary
Superior Proposal
Supplemental Purchase Plan
Surviving Corporation
—T—
Takeover Statutes
Tax
Tax Returns
Taxes
Termination Date
Termination Fee
Third Party
Total Common Merger Consideration
Total Option Cash Payments
Total Recapitalization Cash Portion
64 64 1 29 49, 64 29 64 64 64 4 64 65 11 15 1 46 46 65 65 27 7 65 14 15 65 65 65 38 65 43 65 2 27 66 66 66 50 52 66 66 7 46

C-iii

Total Recapitalization Restricted Stock Unit Cash Payment Total Restricted Stock Unit Payments Treasury Regulations —U— UKLA Union —W— WARN Act	66 7 66 66 19 66

C-iv

THIS AGREEMENT AND PLAN OF MERGER, dated as of November 5, 2012 (this “Agreement”), is made by and among Imagination Technologies Group plc, a public limited company under the laws of England and Wales (“Parent”), Imagination Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Acquisition Sub”), and MIPS Technologies, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the respective boards of directors of Parent, Acquisition Sub and the Company have each approved and declared advisable, this Agreement and the merger of Acquisition Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the DGCL, whereby each issued and outstanding share of Common Stock, par value $0.001 per share, of the Company (the “Company Common Stock”) shall be converted into the right to receive the Merger Consideration;

WHEREAS, concurrently with the execution of this Agreement and as a condition to the willingness of the Parent, Acquisition Sub and the Company to enter into this Agreement, the Company has entered into the Patent Sale Agreement providing for the Patent Sale Transaction;

WHEREAS, as a condition to the willingness of the Parent, Acquisition Sub and the Company to enter into the Agreement, the Company intends to distribute all of the proceeds from the Patent Sale Transaction and all cash on hand of the Company, less the Holdback Amount, in exchange for a portion of the Company Common Stock by conducting a recapitalization of the Company Common Stock (the “Recapitalization”), in accordance with the DGCL and subject to the limitations under this Agreement;  and

WHEREAS, each of Parent, Acquisition Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.  Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

ARTICLE II

THE MERGER

Section 2.1 The Merger.  Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue under the name “MIPS Technologies, Inc.” as the surviving corporation (the “Surviving Corporation”) and shall continue to be governed by the laws of the State of Delaware.

Section 2.2 Closing.  Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VII, the closing of the Merger (the “Closing”) will take place at 10:00 a.m. (Pacific time) on a date to be specified by the parties hereto, but no later than the third Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP; 525 University Avenue, Suite 1100; Palo Alto, California 94301, unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”).

Section 2.3 Effective Time.

(a) Concurrently with the Closing, the Company, Parent and Acquisition Sub shall cause a certificate of merger, or a certificate of ownership and merger, as applicable (the “Certificate of Merger”), with respect to the Merger to be executed and filed with the Secretary of State as provided under the DGCL.  The Merger shall become effective upon the later of (a) the date and time at which the Certificate of Merger has been duly filed with the Secretary of State, or (b) if applicable, such other date and time as is agreed between the parties and specified in the Certificate of Merger (such date and time being hereinafter referred to as the “Effective Time”).

(b) From and after the Effective Time, the Surviving Corporation shall possess all properties, rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the claims, obligations, liabilities, debts and duties of the Company and Acquisition Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.

Section 2.4 Certificate of Incorporation and Bylaws.  Subject to Section 6.7, at the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall be amended to be identical to the certificate of incorporation and bylaws, respectively, of Acquisition Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with applicable Law and the applicable provisions of the certificate of incorporation and bylaws; provided that at the Effective Time, Article I of the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as follows:  “The name of the corporation is MIPS Technologies, Inc..”; and provided further that at the Effective Time, the title of the Bylaws of the Surviving Corporation shall be amended and restated in its entirety to read as follows:  “Bylaws of MIPS Technologies, Inc.”.

Section 2.5 Board of Directors.  Subject to applicable Law, each of the parties hereto shall take all necessary action to ensure that the board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.

Section 2.6 Officers.  From and after the Effective Time, the officers of the Surviving Corporation shall be the officers designated by the board of directors of Acquisition Sub prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified in accordance with applicable Law.

ARTICLE III

EFFECT OF THE MERGER ON CAPITAL STOCK;

EXCHANGE OF CERTIFICATES

Section 3.1 Effect on Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:

(a) Cancellation of Company Securities. Each share of Company Common Stock held by the Company as treasury stock, held by a wholly owned subsidiary of the Company or held by Parent or Acquisition Sub immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

(b) Conversion of Company Securities. Except as otherwise provided in this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Recapitalization, including the Total Option Cash Payment, and other than shares canceled pursuant to Section 3.1(a) and Dissenting Shares) shall be converted into the right to receive $7.31 in cash, without interest (the “Merger Consideration”).  Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 3.1(b) shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 3.2, the Merger Consideration, without interest thereon.

(c) Conversion of Acquisition Sub Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value of $0.001 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.001 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.

(d) Adjustments.  Without limiting the other provisions of this Agreement and subject to Section 6.1(c), if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Merger Consideration shall be equitably adjusted to reflect such change; provided that the parties acknowledge that the Recapitalization shall not require an adjustment to the Merger Consideration.

Section 3.2 Exchange of Certificates.

(a) Designation of Paying Agent; Deposit of Exchange Fund.  Prior to the Effective Time, Parent shall designate a paying agent (the “Paying Agent”), the identity and the terms of appointment of which shall be reasonably acceptable to the Company, for the payment of the Merger Consideration as provided in Section 3.1(b) and to effect the Recapitalization contemplated by Section 6.14.  On or before the Effective Time, (i) Parent shall deposit, or cause to be deposited with the Paying Agent, cash constituting an amount equal to the Total Common Merger Consideration, and (ii) the Company shall deposit, or cause to be deposited with the Paying Agent, cash constituting an amount equal to the Total Recapitalization Cash Portion and the Total Option Cash Payments (the sum of the Total Common Merger Consideration, Total Recapitalization Cash Portion (less the Total Recapitalization Restricted Stock Unit Cash Payment) and the Total Option Cash Payments as deposited with the Paying Agent, the “Exchange Fund”).  In the event the Total Common Merger Consideration portion of the Exchange Fund shall be insufficient to make the payments contemplated by Section 3.1(b), Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount that is equal to the deficiency in the amount required to make such payment.  Following the Effective Time, if not already paid, Parent shall promptly cause the Paying Agent to make, and the Paying Agent shall make, payments of the Total Common Merger Consideration and the Total Recapitalization Cash Portion to the holders of Company Common Stock pursuant to Section 3.1(b) and Section 6.14, and payments of the Total Option Cash Payments to the holders of Company Options pursuant to Section 3.3(a).  The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 3.1, Section 3.3(a) and  Section 6.14, except as expressly provided for in this Agreement.

(b) As promptly as practicable following the Effective Time and in any event not later than the second Business Day thereafter, the Surviving Corporation shall cause the Paying Agent to mail (and to make available for collection by hand) (i) to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (x) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent and which shall be in the form and have such other provisions as Parent may reasonably specify and (y) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for the Merger Consideration and

Recapitalization Cash Portion into which the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares shall have been converted pursuant to this Agreement (which instructions shall provide that, at the election of the surrendering holder, (1) Certificates or Book-Entry Shares may be surrendered by hand delivery or otherwise or (2) the Merger Consideration and Recapitalization Cash Portion in exchange therefor may be collected by hand by the surrendering holder or by wire transfer to the surrendering holder), and (ii) to each holder of a Company Option, a check or direct deposit in an amount due and payable to such holder pursuant to Section 3.3(a) in respect of such Company Option.

(c) Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions (including, without limitation, any necessary Tax forms), the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor the Merger Consideration and the Recapitalization Cash Portion for each share of Company Common Stock formerly represented by such Certificate or Book-Entry Share, to be mailed, made available for collection by hand or delivered by wire transfer, as elected by the surrendering holder, within two (2) Business Days following the later to occur of (i) the Effective Time or (ii) the Paying Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share, and the Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share so surrendered shall be forthwith canceled. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Until surrendered as contemplated by this Section 3.2(c), each Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share shall be deemed, at any time after the Effective Time, to represent only the right to receive, upon proper surrender, the Merger Consideration as contemplated by this Article III and the Recapitalization Cash Portion as contemplated by Section 6.14.  No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the Merger Consideration and Recapitalization Cash Portion payable upon the surrender of the Certificates or Book-Entry Shares.

(d) In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, it shall be a condition of payment that any Certificate surrendered in accordance with the procedures set forth in this Section 3.2 shall be properly endorsed or shall be otherwise in proper form for transfer, or any Book-Entry Share shall be properly transferred, and that the person requesting such payment shall have paid any transfer taxes and other Taxes required by reason of the payment of the Merger Consideration and Recapitalization Cash Portion to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of Parent that such Tax either has been paid or is not applicable.

(e) Termination of Exchange Fund.  Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for one (1) year after the Effective Time shall be delivered to Parent (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to it), upon demand, and any such holders prior to the Merger who have not theretofore complied with this Article III shall thereafter look only to Surviving Corporation and Parent (subject to abandoned property, escheatment or other similar Laws) as general creditor thereof for payment of their claims for cash, without interest, to which such holders may be entitled under or pursuant to this Agreement.

(f) No Liability.  None of Parent, Acquisition Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any cash held in the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any cash in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such cash in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

(g) Investment of Exchange Fund.  The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that (i) no such investment shall relieve Parent or the Paying Agent from making the Total Common Merger Consideration payments required by this Article III, and, to the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt payments of the Total Common Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the portion of the Exchange Fund lost through investments or other events so as to ensure that the Exchange Fund is reasonably maintained at a level sufficient to make the Total Common Merger Consideration payments, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement, and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America. Any interest or income produced by such investments will be payable to the Surviving Corporation or Parent, as directed by Parent.

(h) Withholdings.  Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration, the Option Cash Payment and the Recapitalization Cash Portion and any amounts otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock and Company Options such amounts as Parent, the Surviving Corporation or the Paying Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable Tax Law.  To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent.

Section 3.3 Stock Options and Restricted Stock Units; Employee Stock Purchase Plan.

(a) Treatment of Company Options.  As of the filing of the Recapitalization Certificate, each Company Option that is outstanding and unexercised immediately prior to the Recapitalization (whether vested or unvested) shall be deemed fully vested and canceled without any action on the part of any holder of any Company Option in consideration for the right at the time of the Recapitalization to receive, as promptly as reasonably practicable following the Recapitalization, a cash payment with respect thereto equal to the product of (A) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Recapitalization and (B) the excess, if any, of the Option Per Share Consideration over the exercise price per share of Company Common Stock subject to such Company Option, less any required withholding Taxes (the “Option Cash Payment,” and the sum of all such payments, the “Total Option Cash Payments”); provided that each Company Option for which the Option Per Share Consideration does not exceed the exercise price per share of the Company's Common Stock subject to such Company Option outstanding and unexercised immediately prior to the Recapitalization (whether vested or unvested) shall be cancelled without consideration and without any action on the part of any holder of such Company Option.    As of the Recapitalization, all Company Options shall no longer be outstanding and shall automatically terminate and cease to exist, and each holder of a Company Option shall cease to have any rights with respect thereto, except the right to receive the Option Cash Payment in respect thereof.

(b) Treatment of Company Restricted Stock Units.  As of the Effective Time, each Company Restricted Stock Unit that is issued and outstanding immediately prior to the Effective Time (whether vested or unvested) shall become or otherwise be deemed fully vested and all restrictions thereon shall lapse and each Company Restricted Stock Unit for which vesting accelerated and restrictions lapsed at the Effective Time, shall, in either case, be canceled by virtue of the Merger and without any action on the part of any holder of any Company Restricted Stock Unit in consideration for the right at the Effective Time to receive, as promptly as reasonably practicable following the Effective Time, a cash payment with respect thereto equal to the product of (i) the number of shares of Common Stock previously subject to such Company Restricted Stock Unit and (ii) the Merger Consideration, less any required withholding Taxes (the “Restricted Stock Unit Payment,” and the sum of all such payments, the “Total Restricted Stock Unit Payments”), subject, however, to any rights of such holder pursuant to Section 3.5.  As of the Effective Time, all Company Restricted Stock Units shall no longer be outstanding and shall automatically terminate and cease to exist, and each holder of a Company Restricted Stock Unit shall cease to have any rights with respect thereto, except the right to receive the Restricted Stock Unit Payment.  As soon as reasonably practicable following the date of this Agreement, and in any event prior to and effective as of the Effective Time, the Company’s board of directors (or, if appropriate, any committee thereof administering the Company’s equity incentive plans) shall adopt such resolutions or take such other actions as necessary to effectuate this Section 3.3(b).  All Restricted Stock Unit Payments and  Recapitalization Restricted Stock Unit Payments shall be made promptly after the Effective Time by the Parent through the Surviving Corporation’s payroll account.

(c) Withholdings.  Parent and the Surviving Corporation shall be entitled to deduct and withhold from  the Total Restricted Stock Unit Payments and any amounts otherwise payable pursuant to this Agreement to any holder of any Company Restricted Stock Unit such amounts as Parent or the Surviving Corporation are required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable Tax Law.  To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent or the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made by Parent or the Surviving Corporation.

(d) No Adjustment.  Except with respect to acceleration and vesting of the Company Options and  in connection with the Patent Sale Transaction and the Recapitalization as determined by the Company's board of directors, neither the Recapitalization, nor the Patent Sale Transaction, shall result in any change, modification or adjustment in or to any Company Option, including, but not limited to, any reduction in the exercise price of the Company Options.  In addition, except with respect to acceleration and vesting of the Company Restricted Stock Units and other than in connection with the Patent Sale Transaction and the Recapitalization as determined by the Company's board of directors, neither the Recapitalization, nor the Patent Sale Transaction, shall result in any change, modification or adjustment to the Company Restricted Stock Units, including, but not limited to, the creation of additional rights with respect to any Company Restricted Stock Unit.

(e) Treatment of Employee Stock Purchase Plan.  Effective as of no later than the day immediately preceding the Closing Date, the Company shall have terminated the Employee Stock Purchase Plan of the Company (the “Company ESPP”) and shall have provided such notice of termination as may be required by the terms of the Company ESPP.  Prior to such termination date of the Company ESPP, the Company shall determine the date on which the then-current offering period, if any, shall terminate in accordance with the terms of the Company ESPP; and accumulated payroll deductions on such date shall be used to purchase the applicable number of shares of Company Common Stock.

Section 3.4 Lost Certificates.  If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration and Recapitalization Cash Portion to which the holder thereof is entitled pursuant to this Article III.

Section 3.5 Dissenting Shares.  Notwithstanding anything in this Agreement to the contrary, to the extent that holders thereof are entitled to appraisal rights under Section 262 of the DGCL, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected his or her demand for appraisal rights under Section 262 of the DGCL (the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the

DGCL); provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost his or her right to appraisal and payment under the DGCL, such holder’s shares of Company Common Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without any interest thereon, and such shares shall not be deemed to be Dissenting Shares.  Any payments required to be made with respect to the Dissenting Shares shall be made by Parent (and not the Company or the Acquisition Sub), and the Aggregate Merger Consideration shall be reduced, on a dollar for dollar basis, by the amount of the Aggregate Merger Consideration to which the holders of such Dissenting Shares would have been entitled had they not exercised their appraisal rights.  The Company shall give Parent (a) prompt notice of any written demands for appraisal or payment of the fair value of any shares of Company Common Stock or withdrawals of such demands and (b) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Section 262 of the DGCL.  Prior to the Effective Time, the Company shall not, without the prior written consent of the Parent, make any payment with respect to, or offer to settle, any such demands, or agree to do any of the foregoing.

Section 3.6 Transfers; No Further Ownership Rights.  Subject to Section 3.2 and Section 3.3, from and after the Effective Time, the holders of shares of Company Common Stock, outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Common Stock, except as otherwise provided herein and by applicable Law. The Total Common Merger Consideration and Total Recapitalization Cash Portion paid in respect of shares of Company Common Stock, upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to Company Common Stock that were outstanding immediately prior to the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation with respect to the Company Common Stock outstanding immediately prior to the Effective Time. After the Effective Time, Company Common Stock presented to the Surviving Corporation or the Paying Agent for any reason, shall be canceled and exchanged as provided in this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the separate disclosure letter which has been delivered by the Company to Parent and Acquisition Sub prior to the execution of this Agreement (the “Company Disclosure Schedule”), which contains specific references to the particular Article or Section of this Agreement to which the information set forth in such schedule relates (which disclosures shall also apply to any other Article or Section to the extent the relevance of the disclosure is reasonably apparent) or (b) as and to the extent set forth in the Company SEC Documents filed with, or furnished by the Company to, the SEC on or after July 1, 2010 and prior to the date hereof, to the extent the relevance of the disclosure is reasonably apparent (excluding any forward-looking disclosures, whether or not contained under the heading “forward-looking statements,” other than any specific factual information contained therein), the Company hereby represents and warrants to Parent and Acquisition Sub as follows:

Section 4.1 Organization and Qualification; Subsidiaries.

(a) Each of the Company and its subsidiaries is a corporation or legal entity duly organized or formed, validly existing and in good standing, under the laws of its jurisdiction of organization or formation.  Each of the Company and its subsidiaries has the requisite corporate, partnership or limited liability company power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such power, authority and governmental approvals would not have, individually or in the aggregate, a Company Material Adverse Effect.  Each of the Company and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or to be in good standing would not have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Section 4.1(b)(i) of the Company Disclosure Schedule sets forth a complete list, as of the date hereof, of each subsidiary of the Company and its jurisdiction of organization or formation and the jurisdictions in which they are qualified to do business. Section 4.1(b)(ii) of the Company Disclosure Schedule sets forth each of the Company’s subsidiaries and the ownership interest of the Company in each such subsidiary, as well as the ownership interest of any other person or persons in each such subsidiary. All of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized, validly issued and are fully paid and nonassessable.  Except as set forth in Section 4.1(b)(iii) of the Company Disclosure Schedule, all of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company are owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company, in each case free and clear of all Liens, except for any Permitted Liens. Except for the capital stock and other equity interests of its subsidiaries, neither the Company nor any of its subsidiaries owns, directly or indirectly, any capital stock or other equity interest in any other person (including through participation in any joint venture or similar arrangement), other than the ownership of securities primarily for investment purposes as part of routine cash management or investments of five percent (5%) or less in publicly traded companies.

Section 4.2 Certificate of Incorporation and Bylaws.  The Company has made available to Parent true, correct and complete copies of the current Amended and Restated Certificate of Incorporation and the Bylaws or other equivalent organizational or governing documents of the Company and each subsidiary, each as amended to date.  The Amended and Restated Certificate of Incorporation and the Bylaws of the Company and the equivalent organizational or governing documents of each of the Company’s subsidiaries are in full force and effect.  None of the Company or any of its subsidiaries or, to the knowledge of the Company, any of the other parties thereto, is in violation of any material provision of such organizational or governing documents, except as would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.3 Capitalization.

(a) The authorized capital stock of the Company consists of 250,000,000 shares of Company Common Stock and 50,000,000 shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”). As of October 30, 2012, (i)  53,889,316 shares of Company Common Stock were issued and outstanding, (ii) no shares of Preferred Stock were issued and outstanding, (iii) 177,405 shares of Company Common Stock were held in treasury and (iv) no shares were held by a wholly owned subsidiary of the Company.  As of October 30, 2012 there were (i) 1,608,300 shares of Company Common Stock reserved for issuance pursuant to the Company ESPP; (ii) 11,349,379 shares of Company Common Stock reserved for issuance under the 1998 Plan, with Company Options to purchase 5,406,728 shares of Company Common Stock outstanding; (iii) 22,055 shares reserved for issuance under the Supplemental Purchase Plan; (iv) 190,000 shares of Company Common Stock reserved for issuance under the Directors’ Stock Option Plan, with Company Options to purchase 190,000 shares of Company Common Stock outstanding; (v) 194,100 shares reserved for issuance pursuant to the 2002 Plan, with Company Options to purchase 194,100 shares of Company Common Stock outstanding; and (vi) unvested and outstanding Company Restricted Stock Units with respect to 1,431,099 shares of Company Common Stock.  Except as set forth above, as of October 30, 2012, no shares of capital stock of, or other equity or voting interests in, the Company, or options, warrants or other rights to acquire any such stock or securities were issued, reserved for issuance or outstanding.  All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company ESPP and the Company Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights.

(b) Section 4.3(b) of the Company Disclosure Schedule sets forth, as of October 30, 2012, (i) a list of all holders of Company Options under the Company Plans, the date of grant, the expiration date, the number of shares of Company Common Stock subject to such Company Option and the price per share at which such Company Option may be exercised and (ii) a list of all holders of Company Restricted Stock Units, the date of grant and the number of Company Restricted Stock Units owned by each such holder. To the knowledge of the Company, each Company Option and Company Restricted Stock Unit was appropriately authorized by the Company’s board of directors (or an authorized committee thereof) and granted in compliance with all applicable Laws and all of the terms and conditions of the Company Plan pursuant to which it was issued.

(c) Except as set forth above and except as expressly permitted under Section 6.1, there are no outstanding subscriptions, options, warrants, calls, convertible securities or other similar rights, agreements, commitments or contracts of any kind to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right or contract.

(d) Except as contemplated by the Recapitalization and this Agreement, neither the Company nor any of its subsidiaries has any contract or other obligation to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of any of the Company’s subsidiaries, or make any investment (in the form of a loan, capital contribution, or otherwise) in any of the Company’s subsidiaries or any other person.  None of the outstanding equity securities or other securities of the Company were issued in violation of the Securities Act or any other applicable Law and none of the outstanding equity securities or other securities of the subsidiaries of the Company were issued in violation of any applicable Law.  Except for (a) the investment of the Company’s (and its’ subsidiaries) cash and cash equivalents, and (b) as permitted under the Company’s Benefit Plans and 401(k) plan, neither the Company nor any of its subsidiaries owns or has any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, sublease, license, sublicense, contract or other agreement (each a “Contract”) or other obligation to acquire, directly or indirectly, any equity securities, ownership interests or other securities of any person (other than subsidiaries of the Company).  Neither the Company nor any of its subsidiaries is or has ever been a general partner of any general or limited partnership.

Section 4.4 Authority Relative to Agreement.  The Company has all necessary corporate power and authority to execute and deliver this Agreement and the other agreements referred to in this Agreement to which it is or will be a party, to perform its obligations hereunder and, subject to receipt of the Requisite Stockholder Approval, to consummate the transactions contemplated hereby, including the Merger.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the Merger, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize the execution of this Agreement or to consummate the transactions contemplated hereby, including the Merger (other than, with respect to the Merger, the receipt of the Requisite Stockholder Approval, as well as the filing of the Certificate of Merger with the Secretary of State).  The Company’s board of directors has unanimously approved this Agreement, declared it to be advisable, approved the transactions contemplated hereby, determining them to be fair and in the best interest of the Company and its stockholders, and resolved to recommend to the stockholders of the Company the Company Recommendation that they vote in favor of the adoption of this Agreement in accordance with the DGCL.  This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Acquisition Sub, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

Section 4.5 No Conflict; Required Filings and Consents.

(a) None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the Recapitalization, the Merger or any other transaction contemplated by this Agreement, or the Company’s compliance with any of the provisions of this Agreement will (i) subject to obtaining the Requisite Stockholder Approval, conflict with, violate or breach (x) any provision of the Restated Certificate of Incorporation or Bylaws of the

Company or (y) any provision of the organizational or governing documents of any of the Company’s subsidiaries, (ii) assuming the consents, approvals and authorizations specified in Section 4.5(b) have been received and the waiting periods referred to therein have expired, and any condition precedent to such consent, approval, authorization, or waiver has been satisfied, conflict with or violate any Law, judgment, writ or injunction of any Governmental Authority applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise in others any right of termination, amendment, acceleration or cancellation of, any Company Material Contract or accelerate the Company’s or, if applicable, any of its subsidiaries’, obligations under any such Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the properties or assets of the Company or any of its subsidiaries, other than, in the case of clauses (ii) and (iii), any such violation, breach, default, right, termination, amendment, acceleration, cancellation or Lien that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Except for (i) the filing of the Proxy Statement with the SEC and other filings required under, and in compliance with the other applicable requirements of, the Exchange Act, the Securities Act, or Blue Sky Laws, (ii) filings required by the rules of The Nasdaq Global Select Market, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) filings required under, and compliance with the HSR Act and any other applicable U.S. or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, “Antitrust Laws”) and (v) the joint filing with the Committee on Foreign Investment in the United States, no consent or approval of, or filing, license, waiver, permit or authorization, declaration, registration or filing with or notification to, any Governmental Authority or any stock market or stock exchange on which shares of Company Common Stock are listed for trading are necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby, other than such consents, approvals, filings, licenses, permits or authorizations, declarations, registrations or filings or notifications that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.6 Permits and Licenses.  Each of the Company and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for the Company or any of its subsidiaries to own, lease and operate the properties of the Company and its subsidiaries and to lawfully conduct their respective businesses as they are now being conducted (the “Company Permits”), and no suspension or cancellation of any of the Company Permits is pending, except where the failure to have, or the suspension or cancellation of, any of the Company Permits would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.7 Compliance with Laws.

(a) Except as disclosed in Section 4.7 of the Company Disclosure Schedule, the Company and each of its subsidiaries are in compliance with, and since August 1, 2011 have not breached or violated, and have not received written notice of any default or violation of, any Laws applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, in each case except for instances of non-compliance, breach, default or violation that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) To the knowledge of the Company, neither the Company, nor its subsidiaries, nor its employees have corruptly given, loaned, paid, promised, offered or authorized the payments, directly or indirectly through a third party, of anything of value to any “foreign official,” as defined in the Foreign Corrupt Practices Act of 1977, as amended, (“FCPA”), to influence that official to obtain or return business or to secure some other improper advantage. The Company and its subsidiaries make and keep books, records and accounts that accurately and fairly reflect, in all material respects, transactions and have devised and maintained a system of internal accounting controls reasonably designed to comply with the FCPA.

(c) To the knowledge of the Company, the Company is and has been in compliance with all U.S. economic sanctions laws, including but not limited to the Trading With the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Comprehensive Iran Sanctions and Divestment Act, the Iran Threat Reduction and Syria Human Rights Act and any regulations or executive orders implementing and enforcing U.S. economic sanctions (collectively “Sanctions”).  The Company further represents that, to its knowledge, neither the Company nor any of its subsidiaries or any director, officer, employee, agent or affiliate acting on behalf of the Company or any of its subsidiaries, is a person that is, or is owned or controlled by a person that is the subject of any Sanctions, including the Specially Designated Nationals List administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control.  The Company and its subsidiaries hereby each represent that it is not knowingly engaged in any dealings or transactions for the benefit of or with any person, or in any country or territory, that is or was the subject of Sanctions.

(d) To the knowledge of the Company, the Company is and has been in compliance with all U.S. export control laws, including but not limited to the Export Administration Act, the Export Administration Regulations and any other laws regulations or executive orders administering and enforcing U.S. export controls.  The Company further represents that, to its knowledge, the Company has obtained any and all required export licenses and that the Company and any of its subsidiaries are in compliance with such licenses.  Further, the Company represents that it has provided Parent with copies of all written reviews, reports, policies and procedures concerning its, and its subsidiaries’, export compliance programs.

Section 4.8 Company SEC Documents; Financial Statements.

(a) Since July 1, 2010, the Company has filed with the SEC, on a timely basis, all required registration statements, forms, documents, proxy statements and reports required to be filed or furnished prior to the date hereof by it with the SEC (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, including any amendments thereto, the “Company SEC Documents”).  As of their respective dates, or, if amended, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (as amended and including the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”), as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading.  As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC or its staff. There has been no written correspondence between the SEC and the Company since July 1, 2010 (other than as publicly available) and the Company has provided Parent with summaries of any material oral correspondence between the SEC and the Company since July 1, 2010. To the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review. None of the Company’s subsidiaries is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act.

(b) The consolidated financial statements (including all related notes and schedules) of the Company included or incorporated by reference in the Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) with respect to financial statements included in Company SEC Documents filed as of the date of this Agreement, as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X under the Securities Act) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as at the respective dates thereof and their consolidated results of operations and consolidated cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto) in conformity with GAAP (except as may be indicated therein or in the notes thereto).

Section 4.9 Information Supplied.  None of the information supplied or to be supplied by or on behalf of the Company or any of its subsidiaries expressly for inclusion or incorporation by reference in the proxy statement relating to the adoption by the stockholders of the Company of this Agreement and the Patent Sale Agreement and relating to the Recapitalization (together with any amendments or supplements thereto, the “Proxy Statement”) will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  For the avoidance of doubt, the Company makes no representation or warranty with respect to any information supplied by Parent or Acquisition Sub or any of their respective Representatives or any other third party for inclusion or incorporation by reference in the Proxy Statement.

Section 4.10 Disclosure Controls and Procedures.  The Company has established and maintains a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurances regarding the reliability of financial reporting. The Company (i) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (ii) since July 1, 2010, has disclosed to the Company’s auditors and the audit committee of the Company’s board of directors (and made any such written summaries of such disclosures that were so provided available to Parent) (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. No executive officer of the Company has failed to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

Section 4.11 Absence of Certain Changes or Events.  From January 1, 2012 through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the businesses of the Company and its subsidiaries have been conducted in the ordinary course of business consistent with past practice, and (b) there has not been any event, development or state of circumstance that, individually or in the aggregate has had or, would reasonably be expected to have a Material Adverse Effect.

Section 4.12 No Undisclosed Liabilities.  Except (a) as disclosed in the balance sheet of the Company and its subsidiaries as of June 30, 2012 (the “Balance Sheet Date”) (including the notes thereto) included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, (c) for liabilities or obligations incurred or arising under the terms of any Contract or Permit binding upon the Company or any of its subsidiaries (including any contingent indemnification obligations), (d) for liabilities permitted or contemplated by this Agreement and (e) for liabilities or obligations which have been discharged or paid in full in the ordinary course of business consistent with past practice, as of the date of this Agreement, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due, that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet (or the notes thereto) of the Company and its subsidiaries, other than those which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.  There are no unconsolidated subsidiaries of the Company or any off-balance sheet arrangements of any type (including any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act) that have not been so described in the Company SEC Documents nor any obligations to enter into any such arrangements.

Section 4.13 Absence of Litigation.  Except as disclosed in Schedule 4.13 of the Company Disclosure Schedule, as of the date hereof there is no claim, action, suit, arbitration, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or any of its subsidiaries, or any of their respective properties or assets at law or in equity, and there are no Orders, by or before any arbitrator or Governmental Authority, in each case as would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.  To the knowledge of the Company, as of the date of this Agreement, no director or officer of the Company or any of its subsidiaries is a defendant in any suit, action, or proceeding to which the Company or any of its subsidiaries is not also a defendant, including as a nominal defendant, in connection with his or her status as a director or officer of the Company or any of its subsidiaries.

Section 4.14 Employee Benefit Plans.

(a) Company has furnished to Parent true and complete copies of each of the Company Benefit Plans and material documentation related thereto.  With respect to each Company Benefit Plan that is subject to ERISA reporting requirements, Company has provided copies of the Form 5500 reports filed for the last three plan years.  Company has furnished Parent with the most recent Internal Revenue Service determination or opinion letter issued with respect to each such Company Benefit Plan, and to Company’s knowledge nothing has occurred since the issuance of each such letter that could reasonably be expected to cause the loss of the tax-qualified status of any Company Benefit Plan subject to Code Section 401(a).

(b) Each Company Benefit Plan has been operated and administered in accordance with its terms and applicable Law, including, but not limited to, ERISA and the Code, except for instances of noncompliance that would not have, individually or in the aggregate, a Company Material Adverse Effect.  There are no pending investigations by any Governmental Authority, termination proceedings or other claims (except routine claims for benefits payable under the Company Benefit Plans) against or involving any Company Benefit Plan or asserting any rights to or claims for benefits under any Company Benefit Plan, other than any such investigations, proceedings, or claims that would not have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Neither Company nor any ERISA Affiliate has ever maintained, established, sponsored, participated in, contributed to, or is obligated to contribute to, or otherwise incurred any obligation or liability (including without limitation any contingent liability) under any “multiemployer plan” (as defined in Section 3(37) of ERISA) or to any “pension plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or Section 412 of the Code.  None of Company or any  ERISA Affiliate has any actual or potential withdrawal liability (including without limitation any contingent liability) for any complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) from any multiemployer plan.

(d) Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code, and the trust (if any) forming a part thereof, has received a favorable determination or opinion letter from the Internal Revenue Service as to its qualification under the Code and to the effect that each such trust is exempt from taxation under Section 501(a) of the Code, and, to the knowledge of the Company, nothing has occurred since the date of such determination or opinion letter that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect on such qualification or tax-exempt status.

(e) The consummation of the transactions contemplated by this Agreement, whether alone or together with any other event, will not (i) entitle any current or former employee or director of the Company or any of its subsidiaries to severance pay or any other payment under any Company Benefit Plan or (ii) accelerate the time of payment or vesting, or increase the amount, of compensation due any such current or former employee or director under a Company Benefit Plan.

(f) No Company Benefit Plan provides benefits, including without limitation death or medical benefits (whether or not insured), with respect to current or former employees or directors of the Company or its subsidiaries beyond their retirement or other termination of service, other than (i) coverage mandated solely by applicable Law, (ii) death benefits or retirement benefits under any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA), (iii) deferred compensation benefits accrued as liabilities on the books of the Company or any of its subsidiaries, (iv) benefits the full costs of which are borne by the current or former employee or director or his or her beneficiary, (v) or certain rights to exercise stock options for a period of time beyond such recipient’s last day of service with the Company.

(g) With respect to each Company Benefit Plan established or maintained outside of the United States of America primarily for benefit of employees of the Company or any of its subsidiaries residing outside the United States of America (a “Non-U.S. Benefit Plan”), except as would not have, individually or in the aggregate, a Company Material Adverse Effect: (i) all employer and employee contributions to each Non-U.S. Benefit Plan required by Law or by the terms of such Non-U.S. Benefit Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Non-U.S. Benefit Plan, the liability of each insurer for any Non-U.S. Benefit Plan funded through insurance or the book reserve established for any Non-U.S. Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Non-U.S. Benefit Plan and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligations; and (iii) each Non-U.S. Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

(h) Each “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) is in material compliance with the requirements of 409A of the Code and guidance promulgated thereunder by its terms and has been operated in material compliance with such requirements.  All Company Options were granted with an exercise price at least equal to the fair market value of the Company’s common stock (as determined pursuant to the applicable provisions of Section 409A and 422 of the Code and the Regulations promulgated thereunder) on the date such options were granted by the Company’s board of directors (or a committee thereof), and the Company has not incurred nor would the Company or Parent reasonably be expected to incur any liability or obligation to withhold taxes under Section 409A of the Code upon the vesting of any Company Options or Company Restricted Stock Units, nor would the vesting or settlement of such awards reasonably be expected to result in a violation of Section 409A of the Code.  In addition, there is no agreement, plan, arrangement or other contract which provides for the gross-up of any taxes imposed on an individual as a result of Section 409A of the Code.

(i) There is no  agreement, plan, arrangement or other contract covering any current or former employee or other service provider of the Company or any subsidiary that, considered individually or considered collectively with any other such agreements, plans, arrangements or other contracts, will, or could reasonably be expected to, as a result of the transactions and agreements contemplated hereby (whether alone or upon the occurrence of any additional or subsequent events), give rise directly or indirectly to the payment of any amount that could reasonably be expected to be non-deductible under Section 162(m) of the Code (or any corresponding or similar provision of state, local or foreign law) or characterized as a “parachute payment” within the meaning of Section 280G of the Code (or any corresponding or similar provision of state, local or foreign law).  There is no agreement, plan, arrangement or other contract which provides for the gross-up of any taxes imposed on an individual as a result of Section 4999 of the Code.

Section 4.15 Labor Matters.

(a) Neither the Company nor any of its subsidiaries is a party to or bound by any collective bargaining agreement, work rules or other agreement with any labor union, labor organization, employee association, or works council (each, a “Union”) applicable to employees of the Company or any of its subsidiaries (“Company Employees”).  None of the Company Employees is represented by any Union with respect to his or her employment with the Company or any of its subsidiaries, and to the Company’s knowledge, within the past three years, no Union has attempted to organize employees at the Company or any of its subsidiaries or filed a petition with the National Labor Relations Board seeking to be certified as the bargaining representative of any Company Employees.  Within the past three years, there have been no actual or, to the Company’s knowledge, threatened in writing (A) work stoppages, lock-outs, strikes or other Union disruption at the Company or any subsidiary and, (B) (i) slowdowns, boycotts, handbilling, picketing, walkouts, demonstrations, leafleting, sit-ins or sick-outs by Company Employees or (ii) unfair labor practice, unfair labor practice charges, labor dispute or labor arbitration proceeding pending or, to the knowledge of the Company, threatened in writing with respect to Company Employees.

(b) The Company and its subsidiaries are, and within the past three years have been, in compliance with all applicable state, federal, and local Laws respecting labor and employment, including all Laws relating to discrimination, disability, labor relations, unfair labor practices, hours of work, payment of wages, employee benefits, retirement benefits, compensation, immigration, workers’ compensation, working conditions, occupational safety and health, family and medical leave, reductions in force, plant closings, notification of employees, and employee terminations, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and to the knowledge of the Company, neither the Company nor any of its Subsidiaries has any liabilities under the WARN Act or any state or local Laws requiring notice with respect to such layoffs or terminations.

(c) To the knowledge of the Company, in the past three years, (i) no Governmental Authority has threatened or initiated any material complaints, charges, lawsuits, grievances, claims, arbitrations, administrative proceedings or other proceeding(s) or investigation(s) with respect to the Company or its subsidiaries arising out of, in connection with, or otherwise relating to any Company Employees or any Laws governing labor or employment and (ii) no Governmental Authority has issued or, to the Company’s knowledge, threatened to issue any significant citation, order, judgment, fine or decree against the Company or any of its subsidiaries with respect to any Company Employees or any Laws governing labor or employment.

(d) The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any material breach or material violation of, or cause any material payment to be made under, any collective bargaining agreement, employment agreement, or consulting agreement with any individuals to which the Company or any of its subsidiaries is a party.

(e) The representations and warranties set forth in Sections 4.14 and 4.15 are the Company's sole and exclusive representations and warranties regarding employee, employee benefit plan and labor matters.

Section 4.16 Intellectual Property.

(a) Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its subsidiaries own or have the right to use in the manner currently used all patents, trademarks, trade names, copyrights, Internet domain names, service marks and trade secrets (the “Intellectual Property Rights”) that are material to the business of the Company and its subsidiaries as currently conducted (the “Company Intellectual Property Rights”), and (ii) neither the Company nor any of its subsidiaries has received, in the twelve (12) months preceding the date hereof, any written charge, complaint, claim, demand or notice challenging the validity of any of the Company Intellectual Property Rights.

(b) To the Company’s knowledge, the conduct of the business of the Company and its subsidiaries as currently conducted does not infringe upon any Intellectual Property Rights of any other person, except for any such infringement that would not have, individually or in the aggregate, a Company Material Adverse Effect.  Except as set forth in Section 4.16(b) of the Company Disclosure Schedule, none of the Company or any of its subsidiaries has received, in the twelve (12) months preceding the date hereof, any written charge, complaint, claim, demand or notice alleging any such infringement by the Company or any of its subsidiaries that has not been settled or otherwise fully resolved, except for any such infringement that would not have, individually or in the aggregate, a Company Material Adverse Effect.

(c) The Company has provided Parent with a list of the aggregate amounts paid to Company employees and consultants under the Company’s patent award/invention bonus policies and practices since July 1, 2008, and the Company has provided Parent with copies of all policies related thereto.

Section 4.17 Taxes.

(a) Since July 1, 2009 (and to the knowledge of the Company from July 1, 2006 to June 30, 2009), each of the Company and its subsidiaries has timely filed (taking into account any extension of time within which to file), all income Tax Returns and other material Tax Returns required to be filed by any of them, in all applicable jurisdictions, and all such filed Tax Returns are true, correct, complete, and in accordance with all applicable Tax laws in all material respects.  To the knowledge of the Company, all Taxes due and owing by the Company and its subsidiaries (whether or not shown on such Tax Returns) have been fully and timely paid.

(b) The unpaid Taxes of the Company and its subsidiaries (i) did not, as of the date of the most recent financial statements contained in the Company SEC Documents, exceed the amount of Tax liability (exclusive of any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet therein (rather than in any notes thereto) and (ii) do not and will not exceed such Tax liability amount as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its subsidiaries in filing their Tax Returns.  No deficiency with respect to Taxes has been proposed, asserted or assessed against the Company or any of its subsidiaries in writing that has not been satisfied by payment, settled or withdrawn.  To the knowledge of the Company, since July 1, 2006, no claim has ever been made by any Governmental Entity in a jurisdiction where the Company or any of its subsidiaries does not file Tax Returns that the Company or any of its subsidiaries is or may be subject to taxation by that jurisdiction.

(c) Neither the Company nor any of its subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock occurring during the last two (2) years intended to qualify for tax-free treatment under Section 355 or Section 361 of the Code.

(d) There are not any pending audits, examinations, investigations, actions, suits, claims or other Proceedings in respect of any material amount of Taxes.

(e) The Company and its subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have duly and timely withheld and paid over to the appropriate Tax authority (in all material respects) all amounts required to be so withheld and paid under all applicable Laws, including any Taxes in connection with any amounts paid or owing to any present or former employee, officer, director, independent contractor, creditor, stockholder or any other third party.

(f) The Company has made available to Parent correct and complete copies of (i) all Tax Returns of the Company and its subsidiaries, (ii) any audit report issued by any Governmental Entity (or otherwise with respect to any audit or proceeding in progress) relating to Taxes of the Company or any of its subsidiaries and (iii) all materials private letter rulings, closing agreements, settlement agreements, and similar documents sent to or received by the Company or any of its subsidiaries from any Governmental Entity relating to Taxes, in each case from July 1, 2006.

(g) The Company is not, and has not been at any time within the past five years prior to the Closing, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(h) There are no Liens for Taxes on any of the assets of the Company or any of its subsidiaries, other than Permitted Liens.

(i) None of the Company or any of its subsidiaries has engaged in any “listed transaction” or “transaction of interest” each as defined in Treasury Regulation Sections 1.6011-4(b).  The Company and each of its subsidiaries have disclosed on their federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(j) Since July 1, 2006, neither the Company nor any of its subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in either case that is still outstanding.

(k) Neither the Company nor any of its subsidiaries is a party to or bound by any material Tax allocation, indemnification or sharing agreement or any other material agreement of a similar nature, other than commercial agreements the principal purpose of which is unrelated to Taxes and which were entered into in the ordinary course of business.  Neither the Company nor any of its subsidiaries (i) has been a member of an “affiliated group” (within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (ii) has any liability or obligation for the Taxes of any Person (other than the Company or any of its subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by contract, or otherwise, other than commercial agreements the principal purpose of which is unrelated to Taxes and which were entered into in the ordinary course of business.

(l) Neither the Company nor any of its subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the day of the Effective Time; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or prior to the day of the Effective Time; (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (iv) installment sale or open transaction disposition made on or prior to the day of the Effective Time; (v) prepaid amount received on or prior to the day of the Effective Time or (vi) election under Section 108(i) of the Code.

(m) Neither the Company nor any of its subsidiaries is subject to net income Tax in any country other than its country of incorporation or formation by virtue of having a permanent establishment or other place of business in that country.  The Company and its subsidiaries are in compliance in all material respects with all applicable transfer pricing laws and regulations, including the maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the company and its subsidiaries.

(n) Each of the Company and its subsidiaries has conducted all aspects of its business in all material respects in accordance with the terms and conditions of all Tax rulings, Tax concessions and Tax holidays that were provided by any relevant tax authority.

Section 4.18 Material Contracts.

(a) Except as set forth in Section 4.18 of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its subsidiaries is a party to or bound by any “Company Material Contract.”  For purposes of this Agreement, “Company Material Contract” means all Contracts to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or any of their respective properties or assets is bound (other than Company Plans or Company Benefit Plans) that:

(i) are or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K, except for (A) forms related to Company Benefit Plans, (B) the Company's form of change in control agreement (and any amendments thereto), (C) the Company's form of indemnification agreement, and (D) consulting or transition agreements with former executive officers of the Company, under the Securities Act or disclosed by the Company on a Current Report on Form 8-K;

(ii) with respect to a joint venture, partnership, limited liability company or other similar agreement or arrangement, relate to the formation, creation, operation, management or control of any partnership or joint venture that is material to the business of the Company and its subsidiaries, taken as a whole;

(iii) relate to Indebtedness and having an outstanding amount in excess of $100,000 individually or $500,000 in the aggregate, other than accounts receivable and payables incurred or arising in the ordinary course of business;

(iv) involve the acquisition from another person or disposition to another person, directly or indirectly (by merger, license or otherwise), of assets or capital stock or other equity interests of another person (A) for aggregate consideration under such Contract (or series of related Contracts) in excess of $100,000 and which were entered into on or after July 1, 2010, or (B) that contain representations, warranties covenants, indemnities or other obligations (including indemnification, “earn-out” or other contingent obligations), that are still in effect and, individually, could reasonably be expected to result in payments by the Company or any of its subsidiaries in excess of $100,000 per annum (in the case of each of clause (A) and (B), other than acquisitions or dispositions of inventory in the ordinary course of business);

(v) are Contracts (or a series of related Contracts) for the license or purchase of materials, supplies, goods, services, equipment or other assets providing for either (a) annual payments by the Company or any of its subsidiaries of $300,000 or more (during fiscal years 2010, 2011 or 2012) or (b) aggregate payments by the Company or any of its subsidiaries of $550,000 or more (combined in any two consecutive years during fiscal years 2010, 2011 and 2012), in each case other than those that can be terminated by the Company or any of its subsidiaries on less than 61 days’ notice without payment by the Company or any subsidiary of any material penalty;

(vi) are sales, distribution or other similar Contracts providing for the license or sale by the Company or any subsidiary of materials, supplies, goods, services, equipment or other assets that provide for either (a) annual payments to the Company and its subsidiaries of $1,000,000 or more (during fiscal years 2011 or 2012) or (b) aggregate payments to the Company and its subsidiaries of $1,500,000 or more (during fiscal years 2011 and 2012 combined), in each case other than those that can be terminated by the Company or any of its subsidiaries on less than 61 days’ notice without payment by the Company or any subsidiary of any material penalty;

(vii) prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its subsidiaries, prohibits the pledging of the capital stock of the Company or any subsidiary of the Company or prohibits the issuance of any guaranty by the Company or any subsidiary of the Company;

(viii) are agreements pursuant to which: (A) the Company or any of its subsidiaries has granted a license or sublicense to any Intellectual Property or Company Intellectual Property that is material to the conduct of the business of the Company or any of its subsidiaries, including any material waiver, release, or covenant-not-to sue, with respect to Intellectual Property or Company Intellectual Property to any person, other than non-exclusive licenses granted in the ordinary course of business and (B) the Company or any of its subsidiaries has received a license to any Intellectual Property and Company Intellectual Property, including any such waiver, release, or covenant-not-to sue, with respect to Intellectual Property from any person, the absence of which in either case would reasonably be expected to cause a Company Material Adverse Effect; or

(ix) are not terminable on less than ninety (90) days’ notice and contain provisions that prohibit the Company or any of its subsidiaries or any person that controls, or is under common control with, the Company from competing in any line of business or geographical area or with any person, except to the extent such Contracts are immaterial to the conduct of the business of the Company and its subsidiaries taken as a whole.

For the avoidance of doubt, all expired or terminated contracts are excluded from the definition of Company Material Contract.

(b) Neither the Company nor any subsidiary of the Company is in breach of or default under the terms of any Company Material Contract where such breach or default would have, individually or in the aggregate, a Company Material Adverse Effect.  To the knowledge of the Company, as of the date of this Agreement no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default would have, individually or in the aggregate, a Company Material Adverse Effect.  Neither the Company nor any subsidiary has received notice of any breach or default under any Company Material Contract, except for breaches or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.  Each

Company Material Contract is a valid and binding obligation of the Company and, to the knowledge of the Company, is in full force and effect, except as would not have, individually or in the aggregate, a Company Material Adverse Effect; provided, however, that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c) Schedule 4.18(c) of the Company Disclosure Schedule sets forth a summary of all Contracts and agreements between the Company and a customer of the Company whereby the Company has agreed, at any time during the prior twenty-four (24) months, to any form of reduction in license fees, royalties or any other payments due (including, but not limited to agreements with customers to assess royalties on prorated net revenues) from amounts previously agreed upon by the Company and any customer with respect to the Company’s products and services; provided, however, that this Section 4.18(c) shall not apply to (i) credit memos or similar agreements in amounts less than $10,000, (ii) penalty fees waived in conjunction with a royalty audit, or (iii) renewals and license extensions for existing customers for license agreements and technology schedules that are entered into in the ordinary course of business.

(d) Schedule 4.18(d) of the Company Disclosure Schedule sets forth a summary of all waivers of non-conformance granted by the Company at any time during the prior five (5) years to customers of the Company with respect to Contracts and agreements between the Company and a customer of the Company.

(e) Schedule 4.18(e) of the Company Disclosure Schedule set forth a summary of all circumstances during the prior thirty-six (36) months in which the Company has previously granted a customer sublicensing rights with respect to the Company’s products and services; provided, however, that this Section 4.18(e) shall not apply to any license agreements entered into for a license fee of less than $10,000 (e.g. tools licenses and basic freedom to use or software licenses).

Section 4.19 Property.  As of the date hereof (a) the Company or one of its subsidiaries has a good and valid leasehold interest in each material Company Lease, free and clear of all Liens (other than Permitted Liens), and (b) owns or leases all of the material tangible personal property shown to be owned or leased by the Company or any of its subsidiaries reflected in the latest audited financial statements included in the Company SEC Documents or acquired after the date thereof, free and clear of all Liens (other than Permitted Liens), except to the extent disposed of in the ordinary course of business since the date of the latest audited financial statements included in the Company SEC Documents or otherwise no longer held due to casualty or destruction.  Except as set forth on Schedule 4.19 of the Company Disclosure Schedule, the Company has not received any notices of default under the Company Leases and the Company has no knowledge of any default or threatened default under any Company Lease.

Section 4.20 Environmental Matters.  Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, to the Company’s knowledge as of the date hereof, (a) the Company and its subsidiaries are in compliance with all applicable Environmental Laws, including possessing all permits required for their operations under applicable Environmental Laws, and are in compliance in all material respects with their terms and conditions and have timely filed all required renewal applications, (b) the Company or its subsidiaries have not received written notice from any Governmental Authority that remains outstanding alleging that the Company or its subsidiaries are or have been in violation of applicable Environmental Laws, (c) the Company and its subsidiaries have not caused or permitted a “release” of a “hazardous substance” (as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. sec. 9601 et seq.) in excess of a reportable and actionable quantity on their owned real property or real property leased by the Company or Parent (“Leased Properties”), which release remains unresolved, (d) the Company is not subject to any judicial or administrative proceeding, or outstanding order, judgment, decree or settlement alleging or addressing a material violation of or material liability under any Environmental Law; (e) the Company and its subsidiaries are not subject to any ongoing investigation, cleanup or other remediation activities respecting any Environmental Law or any release or threatened release of a hazardous substance into the environment, and the Company and its subsidiaries  have not received any written notice, request for information or order from a Governmental Authority or third party that any such investigation, cleanup or other remediation activity must be conducted, (f)  there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any material liability affecting the Company relating to or arising under Environmental Laws; (g) the owned real property and Leased Properties have not been used by the Company or its subsidiaries at any time as a landfill or as a treatment, storage or disposal facility for any Hazardous Substance; (h) there is not now, and there has not been, any underground or above ground storage tanks, surface impoundment, landfill or waste pile on or in any owned real property or the Leased Properties (in all instances used or caused by the Company or its subsidiaries, as applicable); (i) the Company and its subsidiaries have not received written notice with respect to, and are not subject to, any proceeding under any Environmental Law with respect to, any facility to which they have sent any Hazardous Substance for re-use, recycling, reclamation, treatment, storage or disposal; (j) the Company and its subsidiaries have filed all notices required to be filed (and relating to the Company) under any Environmental Law indicating past or present treatment, storage or disposal of a Hazardous Substance or reporting a spill or release of a Hazardous Substance into the environment at any owned real property or Leased Properties; (k) the Company and its subsidiaries have made available to Parent a list of all reports in their possession and/or control prepared during the last five years disclosing the presence of any Hazardous Substance released or threatened to be released on, in or emanating from any owned real property and the Leased Properties and all material environmental audits, assessments, investigations or other analysis (in their possession and/or control prepared during the last five years) conducted with respect to those properties in the last five years; (l) no owned real property or any of  the Leased Properties contain: (i) any asbestos-containing material except for quantities of friable asbestos material that would not reasonably be expected to result in a Material Adverse Effect, (ii) any lead paint, formaldehyde, urea or any other Hazardous Substance, except for cleaning materials, batteries (including UPS back-up batteries), and office supplies used in the ordinary course of business in material compliance with Environmental Laws, or (iii) mold that has not been abated by a mold specialist; and (m) no claims, suits or proceedings are pending or, to Company’s knowledge, threatened in writing by any employee against the Company or any of its subsidiaries that are premised on exposure to, mold, lead,  asbestos or asbestos-containing material, or exposures to other chemicals. This Section 4.20 contains the only representations and warranties of the Company with regard to environmental matters.

Section 4.21 Insurance.  Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its subsidiaries maintain and are currently covered by valid and effective insurance policies that are adequate and otherwise customary for companies of similar size and financial condition and all premiums due and payable thereon have been paid, and (b) neither the Company nor any of its subsidiaries is in breach or default of any of the insurance policies, and neither the Company nor any of its subsidiaries has taken any action, or failed to take any action, which, with notice or the lapse of time, would constitute such a breach or default or permit termination or modification adverse to the Company’s interests of any of the material insurance policies.  Since December 31, 2010 through the date hereof, neither the Company nor any of its subsidiaries has received any notice of termination or cancellation or, as of the date hereof, denial of coverage with respect to any insurance policy maintained by the Company or any of its subsidiaries or any claim made pursuant to any such insurance policy, except for lapsed insurance policies for which the Company decided to replace its prior carriers with new carriers with similar coverage terms.

Section 4.22 Opinion of Financial Advisor.  The board of directors of the Company has received the opinion of J.P. Morgan Securities LLC on or prior to the date of this Agreement, to the effect that, as of the date of such opinion and subject to the assumptions and limitations set forth therein, the Merger Consideration payable to each holder (other than Parent and its affiliates) of outstanding Company Common Stock pursuant to the Agreement is fair to such holders from a financial point of view.  The Company has provided Parent with a copy of the opinion, solely for informational purposes.

Section 4.23 Takeover Statutes.  Assuming the accuracy of the representation contained in Section 5.11, the board of directors of the Company has taken all actions and votes as are necessary to render the provisions of any “fair price,” “moratorium,” “control share acquisition” or any other restriction on business combinations contained in any applicable state takeover or anti-takeover statute or similar federal or state Law (collectively, “Takeover Statutes”) inapplicable to this Agreement, the Merger or any other transaction contemplated by this Agreement.

Section 4.24 Vote Required.  The affirmative vote of the holders of outstanding Company Common Stock representing at least a majority of all the votes entitled to be cast thereupon by holders of Company Common Stock (the “Requisite Stockholder Approval”) is the only vote of holders of securities of the Company that is necessary to adopt this Agreement and approve the transactions contemplated hereby, including the Recapitalization and the Merger.  For the avoidance of doubt, the Requisite Stockholder Approval is the only vote of holders of securities of the Company that is necessary to effect the Recapitalization, but will be voted on by Company stockholders in a proposal separate from the proposal to adopt this Agreement.

Section 4.25 Brokers.  Except as set forth in Schedule 4.25 of the Company Disclosure Schedule, no broker, finder or investment banker other than J.P. Morgan Securities LLC or Ocean Tomo, LLC is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger and any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, complete copies of which have been provided to Parent on or before the date hereof.

Section 4.26 Patent Transactions.

(a) Company has delivered to Parent true, correct and complete copies of the Patent Sale Agreement, the Assigned Patent License Agreement and the Retained Patent License Agreement.  To the Company’s knowledge, the Patent Sale Agreement, Assigned Patent License Agreement and Retained Patent License Agreement are or will be in full force and effect as of the Closing Date.  The Patent Sale Agreement, Assigned Patent License Agreement and Retained Patent License Agreement, in the forms so delivered, are or will be legal, valid and binding on the Company as of the Closing Date, enforceable against the Company in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

(b) Each of the representations and warranties of the Company contained in the Patent Sale Agreement, the Assigned Patent License Agreement and the Retained Patent License Agreement (without giving effect to any materiality qualifications) shall be true and correct except for such failures to be true and correct as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect as of the Effective Time.

Section 4.27 Recapitalization.  Subject to receipt of the Requisite Stockholder Approval, the Company has all necessary corporate power and authority to effect the Recapitalization.  The Company’s board of directors has determined in good faith, after careful consideration of, among other things, (i) the financial condition of the Company, including, after giving effect to consummation of the Patent Sale Transaction, and (ii) applicable provisions of the DGCL, that the Recapitalization is permissible under applicable Law.

Section 4.28 No Other Representations or Warranties.  Except for the representations and warranties contained in this Article IV, Parent and Acquisition Sub acknowledge that neither the Company nor any other person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or with respect to any other information provided to Parent or Acquisition Sub in connection with the transactions contemplated hereby, including the accuracy, completeness or currency thereof.  Neither the Company nor any other person will have or be subject to any liability or indemnification obligation to Parent, Acquisition Sub or any other person resulting from the distribution or failure to distribute to Parent or Acquisition Sub, or Parent’s or Acquisition Sub’s use of, any such information, including any information, documents, projections, forecasts of other material made available to Parent or Acquisition Sub in the electronic data room for Project Mars maintained by the Company for purposes of the Merger and the other transactions contemplated by this Agreement (the “Electronic Data Room”), management presentations in expectation of the transactions contemplated by this Agreement or otherwise, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Except as disclosed in the separate disclosure letter which has been delivered by Parent to the Company prior to the execution of this Agreement (the “Parent Disclosure Schedule”), Parent and Acquisition Sub hereby jointly and severally represent and warrant to the Company as of the date hereof as follows:

Section 5.1 Organization and Qualification; Subsidiaries.  Parent is a public limited company duly incorporated and validly existing under the laws of England and Wales.  Acquisition Sub is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware.  Each of Parent and Acquisition Sub has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such power, authority and governmental approvals would not have, individually or in the aggregate, a Parent Material Adverse Effect.  Each of Parent and Acquisition Sub is duly qualified or licensed as a foreign corporation to do business, and, in the case of Acquisition Sub only, is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failures to be so qualified or licensed or to be in good standing would not have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.2 Certificate of Incorporation, Bylaws, and Other Organizational Documents. Parent has made available to the Company true, correct and complete copies of the certificate of incorporation, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent and Acquisition Sub (collectively, “Parent Organizational Documents”).  The Parent Organizational Documents are in full force and effect.  None of Parent, Acquisition Sub or, to the knowledge of Parent, any of the other parties thereto are in violation of any provision of the Parent Organizational Documents, as applicable, except as would not have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.3 Authority Relative to Agreement.  Each of Parent and Acquisition Sub has all necessary power and authority to execute and deliver this Agreement and the other agreements referred to in this Agreement to which Parent and Acquisition Sub is or will be a party, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the Merger.  The execution and delivery of this Agreement by Parent and Acquisition Sub and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby, including the Merger, have been duly and validly authorized by all necessary corporate action of Parent and Acquisition Sub, and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize the execution of this Agreement or to consummate the transactions contemplated hereby, including the Merger (other than, with respect to the Merger, the filing of the Certificate of Merger with the Secretary of State).  This Agreement has been duly and validly executed and delivered by Parent and Acquisition Sub and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a legal, valid and binding obligation of Parent and Acquisition Sub, enforceable against Parent and Acquisition Sub in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

Section 5.4 No Conflict; Required Filings and Consents.

(a) None of the execution and delivery of this Agreement by Parent and Acquisition Sub, the consummation by Parent or Acquisition Sub of the transactions contemplated by this Agreement, including the Merger, or compliance by Parent or Acquisition Sub with any of the provisions of this Agreement will (i) conflict with, violate or breach any provision of the certificate of incorporation or bylaws (or equivalent organizational or governing documents) of (x) Parent or (y) Acquisition Sub, (ii) assuming the consents, approvals and authorizations specified in Section 5.4(b) have been received and the waiting periods referred to therein have expired, and any condition precedent to such consent, approval, authorization, or waiver has been satisfied, conflict with or violate any Law, judgment, writ or injunction or any Governmental Authority applicable to Parent or Acquisition Sub or by which any property or asset of Parent or Acquisition Sub is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Parent or Acquisition Sub pursuant to, any Contract to which Parent or Acquisition Sub is a party or by which Parent or Acquisition Sub or any property or asset of Parent or Acquisition Sub is bound, other than, in the case of clauses (ii) and (iii), for any such violations, breaches, defaults, rights, terminations, amendments, accelerations, or cancellations which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b) Except for (i) compliance with the applicable requirements of the Exchange Act, the Securities Act or Blue Sky Laws, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iii) filing required under, and in compliance with Antitrust Laws, (iv) compliance with applicable rules of the UKLA, and (v) the joint filing with the Committee on Foreign Investment in the United States, no consent or approval of, or filing, license, waiver, permit or authorization, declaration, registration or filing with or notification to, any Governmental Authority or any stock market or stock exchange are necessary for the execution and delivery of this Agreement by Parent and Acquisition Sub, the performance by the Parent and Acquisition Sub of their obligations hereunder and the consummation by the Parent and Acquisition Sub of the transaction contemplated hereby, other than such consent, approval, filings, license permits, authorizations, declarations, registrations or filings with or notification that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.5 Absence of Litigation.  As of the date hereof, there is no claim, action, suit, arbitration, proceeding, or investigation pending or, to the knowledge of Parent, threatened in writing against Parent, Acquisition Sub or any of their respective affiliates or any of their respective properties or assets at law or in equity, and there are no Orders by or before any arbitrator or Governmental Authority, in each case as would have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.6 Absence of Certain Agreements.  Neither Parent nor any of its affiliates has entered into any contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to adopt this Agreement or the Merger or (ii) agrees to vote against any Superior Proposal.

Section 5.7 Information Supplied.  None of the information supplied or to be supplied by or on behalf of Parent or Acquisition Sub expressly for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 5.8 Capitalization of Acquisition Sub.  As of the date of this Agreement, the authorized share capital of Acquisition Sub consists of 1,000 shares, par value $0.001 per share, of which 100 are validly issued and outstanding. All of the issued and outstanding share capital of Acquisition Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned subsidiary of Parent.  Acquisition Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and  the Merger and the other transactions contemplated by this Agreement.

Section 5.9 Brokers.  Other than Jefferies & Company, whose fees and expenses shall be borne solely by Parent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger and any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

Section 5.10 Sufficient Funds.  Parent has and, at the Effective Time will have, sufficient funds available (through existing credit arrangements or otherwise) to (a) consummate the Merger, including payment of the Aggregate Merger Consideration, and (b) pay all costs, fees and expenses related to this Agreement and the transactions contemplated hereby.  Parent and Acquisition Sub acknowledge and agree that their obligations hereunder are not subject to any conditions regarding Parent’s, Acquisition Sub’s or any other Person’s ability to obtain financing for the consummation of the transactions contemplated by this Agreement.

Section 5.11 DGCL Section 203.  Neither Parent or Acquisition Sub is, nor at any time during the last three (3) years has either Parent or Acquisition Sub been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL.

Section 5.12 Parent Ownership of Company Securities.  Parent and its subsidiaries do not beneficially own (as such term is used in Rule 13d-3 promulgated under the Exchange Act) any shares of Company Common Stock or other securities of the Company or any options, warrants or other rights to acquire Company Common Stock or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company.

Section 5.13 WARN Act.  Parent and Acquisition Sub are neither planning nor contemplating, and Parent and Acquisition Sub have neither made nor taken, any decisions or actions concerning the Company Employees after the Closing that would require the service of notice under the WARN Act or similar local laws.

Section 5.14 Management Agreements.  Other than this Agreement, there are no contracts, undertakings, commitments, agreements or obligations or understandings between Parent or Acquisition Sub or any of their respective affiliates, on the one hand, and any member of the Company’s management or the board of directors or any of the Company’s affiliates, on the other hand, relating in any way to the transactions contemplated by this Agreement or the operations of the Company after the Effective Time.

Section 5.15 No Parent Vote Required.  No approval of the holders of the Parent’s shares is required by applicable Law, the Listing Rules of the UK Financial Services Authority, the London Stock Exchange, the Parent Organizational Documents, or otherwise for Parent and Acquisition Sub to approve and adopt this Agreement and to consummate the transactions contemplated hereby, including the Merger.

Section 5.16 Acknowledgement of Patent Sale Transaction Documents.  Parent acknowledges that (i) it has reviewed the Patent Sale Agreement, the Assigned Patent License Agreement and the Retained Patent License Agreement and (ii) the Company is subject to the agreements and obligations under the Patent Sale Agreement, Assigned Patent License Agreement and the Retained Patent License Agreement.

Section 5.17 Acknowledgement of Disclaimer of Other Representations and Warranties.  Parent and Acquisition Sub acknowledge that, as of the date hereof, they and their Representatives (a) have received access to (i) the Electronic Data Room, and (ii) such books and records, contracts and other assets of the Company which they and their Representatives, as of the date hereof, have requested to review, and (b) have had the opportunity to meet with the management of the Company and to discuss the business and assets of the Company.  Parent and Acquisition Sub each acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement (a) neither the Company nor any of its subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Merger and Parent and Acquisition Sub are not relying on any representation or warranty except for those expressly set forth in this Agreement, (b) no person has been authorized by the Company or any of its subsidiaries to make any representation or warranty relating to itself or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Acquisition Sub as having been authorized by such entity, and (c) any estimate, projection, prediction, data, financial information, memorandum, presentation or any other materials or information  provided by the Company or addressed to Parent, Acquisition Sub or any of their

Representatives, are not and shall not be deemed to be or include representations or warranties unless and to the extent any such materials or information is the subject of any express representation or warranty set forth in Article IV.  Each of Parent and Acquisition Sub acknowledges that it has conducted, to its satisfaction, its own independent investigation of the condition, operations and business of the Company and its subsidiaries and, in making its determination to proceed with the transactions contemplated by this Agreement, including the Merger.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1 Conduct of Business by the Company Pending the Merger.  The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (a) as may be required by Law, (b) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly permitted pursuant to this Agreement, including effecting the Recapitalization and the Patent Sale Transaction, or (d) as set forth in Section 6.1 of the Company Disclosure Schedule, (x) the business of the Company and its subsidiaries shall be conducted only in, and such entities shall not take any action except in the ordinary course of business and in a manner consistent with past practice in all material respects and the Company and its subsidiaries shall use their respective commercially reasonable efforts to preserve their business organizations substantially intact and maintain existing relations with Governmental Authorities, top customers, suppliers, distributors, licensees, licensors, creditors, landlords, employees and other person with whom the Company maintains a material business relationship; provided, however, that no action by the Company or its subsidiaries with respect to matters specifically addressed by any provision of this Section 6.1 shall be deemed a breach of this sentence unless such action would constitute a breach of such specific provision; and (y) the Company shall not:

(a) except as set forth in Section 6.14 to effect the Recapitalization or except as it may relate to Section 5 of Article II of the Bylaws of the Company, amend or otherwise change the Amended and Restated Certificate of Incorporation or the Bylaws of the Company (or such equivalent organizational or governing documents of any of its subsidiaries);

(b) except for transactions among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries, including any actions taken in connection with the Patent Sale Transaction and Recapitalization as determined by the Company's board of directors or in connection with Section 6.14 hereof issue, sell, pledge, dispose, encumber, grant, confer or award any shares of its or its subsidiaries’ capital stock, or any options, warrants, restricted stock units, convertible securities or other rights of any kind to acquire any shares of its or its subsidiaries’ capital stock or take any action not otherwise contemplated by this Agreement to cause to be exercisable any otherwise unexercisable option under any existing stock plan (except as otherwise provided by the terms of any unexercisable options or other equity awards outstanding on the date hereof or otherwise permitted to be granted under clause (iii), (iv) or (v) below); provided, however that (i) the Company may issue shares upon the vesting of any Company Restricted Stock Unit or the exercise of any Company

Option outstanding as of the date hereof or as may be granted after the date hereof under this Section 6.1, (ii) the Company may issue shares pursuant to the Company ESPP, employment agreements and Company Benefit Plans (and award agreements related thereto) in effect as of the date hereof, (iii) the Company may make grants and awards in accordance with the Company’s customary schedule, (iv) the Company may make customary grants and awards to newly hired employees or with respect to promotions or the Company’s equity compensation review process and (v) the Company may make grants and awards, as may be required under agreements executed prior to the date hereof, in the case of clauses (iii), (iv) and (v) in the ordinary course of business;

(c) except as necessary to effect the Recapitalization, (i) declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its subsidiaries’ capital stock, other than dividends paid by any subsidiary of the Company to the Company or any wholly owned subsidiary of the Company, or (ii) split, combine, or reclassify any of its capital stock or other equity of the Company, or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution of shares of capital stock of the Company;

(d) except as required pursuant to existing written agreements or Company Benefit Plans in effect as of the date hereof, or written agreements for newly hired employees entered into in the ordinary course of business, or as otherwise required by Law, (i) materially increase the compensation or other benefits payable or to become payable to employees, directors or executive officers of the Company or any of its subsidiaries except in the ordinary course of business consistent with past practice (including, for this purpose, the normal salary, bonus and equity compensation review process conducted each year), (ii) grant any severance or termination pay to, or enter into any severance agreement with, any employee, director or executive officer of the Company or any of its subsidiaries, other than in the ordinary course of business consistent with past practice, (iii) enter into any employment agreement with any employee or executive officer of the Company (except (x) to the extent necessary to replace a departing employee, (y) for employment agreements terminable on less than thirty (30) days’ notice without penalty, and (z) for extension of employment agreements in the ordinary course of business consistent with past practice), or (iv) establish, adopt, enter into or amend any collective bargaining agreement except as may be required by Law;

(e) acquire, whether by purchase, merger, consolidation, or acquisition of stock, assets, properties, interests or businesses or make any investment in (whether by purchase of stock or securities, contributions to capital, loans to or property transfers), except in respect of any acquisition, merger, consolidation or business combination among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or any material amount of assets thereof, or a material license therefor, except (i) in the ordinary course of business, consistent with past practice, or (ii) if not in the ordinary course of business, with a value or purchase price not exceeding $100,000 in any transaction or related series of transactions; provided, however, this Section 6.1(e) shall not limit the Company’s ability to purchase assets in the ordinary course of business consistent with past practice or pursuant to existing contracts to which the Company or any of its subsidiaries is a party;

(f) except in the ordinary course of business consistent with past practice, enter into, amend or terminate any lease or sublease of real property, including any Company Lease (whether as a lessor, sublessor, lessee or sublessee) or fail to exercise any right to renew any lease or sublease of real property;

(g) sell or grant a license in or otherwise subject to any encumbrance or otherwise dispose of any material properties or assets, including Company Intellectual Property Rights, other than the granting of nonexclusive licenses in the ordinary course of business consistent with past practice, provided, however any such nonexclusive license does not have a value in excess of $10,000,000 in the aggregate;

(h) grant any sublicense rights to any customer of the Company with respect to any Company product or services, except for any license agreements entered into for a license fee of less than $10,000 (e.g. tools licenses and basic freedom to use or software licenses);

(i) make any loans or advances, otherwise incur any long-term indebtedness for borrowed money or guarantee any such indebtedness for any person (other than a Company subsidiary) except for indebtedness (i) incurred under the Company’s existing credit facilities or incurred to replace, renew, extend, refinance or refund any existing indebtedness, (ii) for borrowed money incurred pursuant to agreements in effect prior to the execution of this Agreement, (iii) incurred under letters of credit in the ordinary course of business, or (iv) as otherwise required in the ordinary course of business consistent with past practice (including advances / reimbursements to employees for routine business and travel expenses);

(j) (i) enter into a Contract which would be considered a Company Material Contract, (ii) modify, amend or terminate any Company Material Contract where such modification, amendment or termination would have a value in excess of $10,000, or (iii) waive, release or assign any rights or claims having a value in excess of $10,000 under a Company Material Contract, in each case, other than in the ordinary course of business;

(k) modify, change, amend or grant any waivers of non-conformance to customers of the Company with respect to Contracts and agreements between the Company and a customer of the Company;

(l) restructure, reorganize or completely or partially liquidate the Company or any of its subsidiaries or otherwise enter into any Contacts imposing material changes or material restrictions on any assets, operations or businesses of the Company and its subsidiaries;

(m) make any material change to its methods of accounting in effect at June 30, 2012, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of the Company’s financial statements in compliance with GAAP, (iii) as required by a change in applicable Law or (iv) as disclosed in the Company SEC Documents;

(n) make or change any material Tax election, adopt or change any material method of Tax accounting, enter into any closing agreement with respect to Taxes, settle or compromise any material Tax liability, file any materially amended Tax Return, consent to any extension or waiver of any limitation period with respect to Taxes, prepare any Tax Returns in a manner that is not consistent in all material respects with the past practice of the Company and its subsidiaries or take any other similar action relating the filing of any Tax Return or the payment of any Tax;

(o) (i) pay, discharge, settle or satisfy any claims or legal proceedings with a settlement value in excess of $350,000, (ii) waive, release, grant or transfer any right of material value other than in the ordinary course of business consistent with past practice, or (iii) commence any legal action or proceeding where the amount claimed is in excess of $50,000;

(p) with respect to the Patent Sale Agreement (or any Alternative Patent Sale Agreement), the Retained Patent License Agreement or the Assigned Patent License Agreement, waive or release any right of material value to the Company prior to the Effective Time;

(q) materially delay the payment of any accounts payable by the Company or materially accelerate the payment of any accounts receivable to the Company, other than in the ordinary course of business;

(r) except upon prior written notice to Parent, create or incur (i) any Lien on any Company Intellectual Property Rights owned or exclusively licensed or that is material and non-exclusively licensed by the Company or any of its subsidiaries, or (ii) any Lien on any other assets of the Company or any of its subsidiaries, which assets have a value in excess of $1,000,000 in each case;

(s) permit any Company Intellectual Property Rights to lapse or extinguish for failure to act, such as by failing to prosecute or failing to pay maintenance or other governmental fee, other than in the ordinary course of business;

(t) notwithstanding Section 6.1(s), except upon reasonable prior written notice to Parent, file any patent application relating to any Company owned intellectual property which will not be exclusively retained by the Company, without license rights to any third party;

(u) take any action (or omit to take any action) if such action (or omission) would, or would be reasonably likely to result in (i) any representation or warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (ii) any such representation or warranty that is not so qualified becoming untrue in any material respect; or

(v) enter into any agreement to do any of the foregoing.

Notwithstanding the foregoing, nothing in this Section 6.1 shall prohibit the Company from amending the Patent Sale Agreement or entering into an alternative definitive agreement to sell the patents contemplated by the Patent Sale Agreement (an “Alternative Patent Sale Agreement”); provided that (i) the Assigned Patents (as such term is defined in the Patent Sale Agreement) remain unchanged, (ii) the patent license agreements associated with an Alternative Patent Sale Agreement are on terms no less favorable to the Company or Parent or Surviving Corporation in all material respects than the Assigned Patent License Agreement and the Retained Patent License Agreement, and (iii) any Alternative Patent Sale Agreement does not impose any additional material liabilities on the Company or Parent or Surviving Corporation (following the closing of the patent sale) (other than any additional Tax liability, and in any such case, the parties will agree in good faith to adjust the Holdback Amount accordingly, provided, however, that in no event shall the Holdback Amount be decreased without Parent’s express written consent).  For all purposes of this Agreement, any such Alternative Patent Sale Agreement entered into by the Company shall, following the execution of such Alternative Patent Sale Agreement, be deemed to be the Patent Sale Agreement.

Section 6.2 Proxy Statement.

(a) Preparation and Filing of Proxy Statement.  The Company shall, with the assistance of Parent, as soon as reasonably practicable following the date hereof (but in no event later than 21 days) prepare and file with the SEC the Proxy Statement.  The Company shall promptly notify Parent upon the receipt of any comments from the SEC (or the staff of the SEC) or any request from the SEC (or the staff of the SEC) for amendments or supplements to the Proxy Statement, and shall provide Parent with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC (or the staff of the SEC), on the other hand with respect to this Agreement.  The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC (or the staff of the SEC) with respect to the Proxy Statement.  The Proxy Statement shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

(b) Mailing of Proxy Statement; Amendments.  The Company shall cause the Proxy Statement to be mailed to the holders of Company Common Stock as of the record date established for the Stockholders’ Meeting as promptly as reasonably practicable after the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement.  If at any time prior to the Effective Time any event or circumstance relating to the Company or Parent or any of the Company’s or Parent’s subsidiaries, or their respective officers or directors, should be discovered by the Company or Parent, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, such party shall promptly inform the others.  Except for annual, quarterly and current reports filed or furnished with the SEC under the Exchange Act, which may be incorporated by reference therein, no filing of, or amendment or supplement to the Proxy Statement relating to the Merger will be made by the Company without providing Parent the opportunity to review and comment thereon. Each of Parent, Acquisition Sub and the Company agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

(c) Cooperation.  Parent shall furnish to the Company all information concerning Parent and Acquisition Sub required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of comments from the SEC (or the staff of the SEC).  Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC (or the staff of the SEC) with respect thereto, the Company shall provide Parent a reasonable opportunity to review and to propose comments on such document or response to the extent related to this Agreement.

Section 6.3 Stockholders’ Meeting.  The Company shall, as promptly as reasonably practicable following the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement, take all action necessary in accordance with applicable Law, the rules of The NASDAQ Global Select Market and the Restated Certificate of Incorporation and the Bylaws of the Company to duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders’ Meeting”) for the purpose of obtaining the Requisite Stockholder Approval.  Subject to the ability of the board of directors of the Company to make an Adverse Recommendation Change in accordance with Section 6.6(c), the board of directors of the Company shall make the Company Recommendation with respect to the adoption of this Agreement and the approval of the transactions contemplated hereby, including the Merger, and shall include such recommendation in the Proxy Statement.  Parent shall vote (or cause to be voted) all shares of Company Common Stock beneficially owned by Parent or Acquisition Sub in favor of the adoption of this Agreement the approval of the Merger and the approval of the Recapitalization at the Stockholders’ Meeting. Notwithstanding anything to the contrary contained in this Agreement, the Company, after consultation with Parent, may adjourn or postpone the Stockholders’ Meeting (i) as necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company’s stockholders within a reasonable amount of time in advance of the Stockholders’ Meeting, (ii) if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholders’ Meeting, (iii) if required by applicable Law or (iv) if in the good faith judgment of the board of directors of the Company (after consultation with legal counsel), an adjournment or postponement of the Stockholders’ Meeting would be consistent with the fiduciary duties of the members of the board of directors of the Company under applicable Law. Subject to the provisions of this Agreement, the Company will use reasonable best efforts to solicit from holders of Company Common Stock proxies in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby, including the Merger, and to take all other action necessary or advisable to secure the vote or consent of holders of Company Common stock required by the rules of the NASDAQ Global Select Market or applicable Laws to obtain such approvals.

Section 6.4 Appropriate Action; Consents; Filings.

(a) Subject to Section 6.6, the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the Merger set forth in Article VII to be satisfied, including (i) the obtaining of all necessary actions or nonactions, consents and approvals from Governmental Authorities or other persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any Governmental Authority or other persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions, including the Merger, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed, and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement.

(b) Each of Parent and the Company shall use reasonable best efforts to take (and to cause their affiliates to take) promptly any and all steps reasonably necessary to obtain all consents under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties to close the transactions contemplated by this Agreement, including the Merger, as promptly as practicable; provided, however, that nothing in this Agreement, including this Section 6.4(b), shall be construed to obligate Parent, Acquisition Sub, or any of their affiliates to commit to or effect, by consent decree, hold separate orders, trust, or otherwise, the sale, license, or other disposition of any or their respective assets or businesses, even if such a step would avoid the entry of, or would effect the dissolution of or vacate or lift, any Order, that would otherwise have the effect of preventing or materially delaying the consummation of the Merger and the other transactions contemplated by this Agreement.

(c) Each of Parent and the Company shall give (or shall cause its respective subsidiaries to give) any notices to third parties, and Parent shall use, and cause each of its affiliates to use, its reasonable best efforts, and the Company shall use its reasonable best efforts to cooperate with Parent in its efforts, to obtain any third party consents not covered by paragraphs (a) and (b) above that are necessary, proper or advisable to consummate the Merger.  Each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority with respect to this Agreement.  Notwithstanding the foregoing, obtaining any third party consents pursuant to this Section 6.4(c) shall not be considered a condition to the obligations of the Parent and Acquisition Sub to consummate the Merger.

(d) Following the Effective Time, each of Parent, Acquisition Sub and the Company agrees to cooperate fully with the other parties to this Agreement and the Patent Purchaser, to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by any other party to this Agreement or the Patent Purchaser, to evidence and better reflect the Patent Sale Transaction and to carry into effect the intents and purposes of this Agreement and the Patent Sale Agreement.

Section 6.5 Access to Information; Confidentiality.

(a) From the date hereof to the Effective Time or the earlier termination date of this Agreement, if any, pursuant to Section 8.1, to the extent permitted by applicable Law and contracts, the Company will provide to Parent and its Representatives reasonable access during normal business hours to the Company’s and its subsidiaries’ properties, books, Contracts and records and other information as Parent may reasonably request regarding the business, assets, liabilities, properties, employees and other aspects of the Company and its subsidiaries, but only to the extent that such access does not unreasonably interfere with the business or operations of the Company and its subsidiaries or could otherwise result in significant interference with the discharge by employees of the Company or its subsidiaries of their material duties; provided, however, that the Company shall not be required to provide access to any information or documents which would, in the reasonable judgment of the Company, (i) breach any agreement with any Third Party, (ii) constitute a waiver of the attorney-client or other privilege held by the Company, or (iii) otherwise violate any applicable Laws, including data privacy laws.

(b) The parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, which shall remain in full force and effect.

Section 6.6 Non-Solicitation; Acquisition Proposals.

(a) Except as expressly permitted by this Section 6.6, the Company agrees that neither it nor any of its subsidiaries shall, and the Company and its subsidiaries shall not authorize any of their respective Representatives to, from the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, directly or indirectly, (x) solicit, initiate, seek, knowingly encourage or knowingly facilitate (including by way of furnishing information) any inquiry, discussion, offer or request that constitutes, or could reasonably be expected to lead to, a Competing Proposal, (y) engage in, continue or otherwise participate in any discussions or negotiations with (other than to state they are not permitted to engage discussions), or furnish any non-public information relating to the Company or any of its subsidiaries to, or afford access to the books or records of the Company or its subsidiaries to, any Third Party that, to the knowledge of the Company, is seeking to make, or has made, a Competing Proposal, or (z) approve, endorse, recommend or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar definitive agreement (other than an Acceptable Confidentiality Agreement) with respect to any Competing Proposal (an “Alternative Acquisition Agreement”).

(b) At any time after the date hereof and prior to obtaining the Requisite Stockholder Approval, the Company or its board of directors, directly or indirectly through its Representatives, may (i) furnish nonpublic information to any Third Party making an unsolicited, written Competing Proposal (provided, however, that prior to so furnishing such information, the Company receives from the Third Party an executed Acceptable Confidentiality Agreement), and (ii) engage in discussions or negotiations with such Third Party with respect to the Competing Proposal if: (x) such Third Party has submitted an unsolicited, written Competing Proposal which the board of directors of the Company determines in good faith, after consultation with its financial and legal advisors, constitutes, or could reasonably be expected to lead to, a Superior Proposal, and (y) the board of directors of the Company determines in good faith, after consultation with legal counsel, that failure to take such action would likely be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, (a) such Competing Proposal did not result from a breach of this Section 6.6, and (b) the Company gives Parent the notice required by Section 6.6(e).  Prior to taking any of the actions referred to in this Section 6.6(b), and in accordance with Section 6.6(e) below, the Company shall notify Parent and Acquisition Sub orally and in writing that it proposes to furnish non-public information and/or enter into discussions or negotiations as provided in this Section 6.6(b).

(c) Except as expressly permitted by this Section 6.6(c), neither the board of directors of the Company nor any committee thereof shall (i) withdraw, change, qualify or modify, or publicly propose to withdraw, change, qualify or modify, in a manner adverse to Parent or Acquisition Sub, the Company Recommendation; (ii) approve, adopt or recommend, or publicly propose to approve, adopt or recommend, any Competing Proposal or Alternative Acquisition Agreement made or received after the date hereof (any of the actions described in clauses (i) and (ii) of this Section 6.6(c), an “Adverse Recommendation Change”); or (iii) cause or permit the Company to enter into any Alternative Acquisition Agreement.  Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the board of directors of the Company shall be permitted (x) to terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal, subject to compliance with Section 6.6(d) and Section 8.3, if the board of directors of the Company (A) has received a Competing Proposal that, in the good faith determination of the board of directors of the Company, constitutes, or could reasonably be expected to lead to, a Superior Proposal, after having complied with, and giving effect to all of the adjustments which may be offered by Parent and Acquisition Sub pursuant to, Section 6.6(d), and (B) determines in good faith, after consultation with its legal advisors, that failure to take such action may be inconsistent with the directors’ fiduciary duties under applicable Law, or (y) to effect an Adverse Recommendation Change described in clause (i) of such definition, if the board of directors of the Company determines in good faith, after consultation with its legal advisors, that failure to take such action may be inconsistent with the directors’ fiduciary duties under applicable Law.

(d) The Company shall not be entitled to effect an Adverse Recommendation Change or to terminate this Agreement as permitted under Section 6.6(c) with respect to a Superior Proposal unless (i) the Company has provided a written notice (a “Notice of Superior Proposal”) to Parent and Acquisition Sub that the Company intends to take such action and provides a copy of the Superior Proposal and a copy of any transaction agreements, (ii) during the three (3) Business Day period following Parent’s and Acquisition Sub’s receipt of the Notice of Superior Proposal, the Company shall, and shall cause its Representatives to, negotiate with Parent and Acquisition Sub in good faith (to the extent Parent and Acquisition Sub desire to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Superior Proposal ceases to constitute a Superior Proposal; and (iii) following the end of the three (3) Business Day period, the board of directors of the Company shall have determined in good faith, taking into account any changes to this Agreement proposed in writing by Parent and Acquisition Sub in response to the Notice of Superior Proposal or otherwise, that the Superior Proposal giving rise to the Notice of Superior Proposal continues to constitute a Superior Proposal.  Any material amendment to the financial terms or any other material amendment of such Superior Proposal shall require a new Notice of Superior Proposal and the Company shall be required to comply again with the requirements of this Section 6.6(d); provided, however, that references to the three (3) Business Day period above shall be deemed to be references to a two (2) Business Day period; and provided, further that the Company has complied in all material respects with its obligations under this Section 6.6 and that any purported termination is in accordance with Section 8.1 and the Company pays Parent the applicable Termination Fee in accordance with Section 8.3 prior to or concurrently with such termination.

(e) From and after the date hereof, the Company shall, as promptly as reasonably practicable (and in any event within two (2) days), advise Parent and Acquisition Sub of receipt by the Company of any Competing Proposal or any request for non-public information in connection with any Competing Proposal, the material terms and conditions of any such Competing Proposal or request, including a copy of the Competing Proposal and any related draft agreements, and shall as promptly as reasonably practicable (and in any event within two (2) days) advise Parent and Acquisition Sub of any material amendments to any such Competing Proposal or request.

(f) Nothing contained in this Agreement shall prohibit the Company or its board of directors, directly or indirectly through its Representatives, from (i) taking and disclosing to the Company’s stockholders a position with respect to a tender or exchange offer by a Third Party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (or any similar communication to the Company’s stockholders), or (ii) making any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication to the Company’s stockholders) if the board of directors of the Company has determined in good faith, after consultation with legal counsel, that the failure to do so may be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, that any disclosures permitted under this Section 6.6(f) shall not be a basis, in themselves, for Parent to terminate this Agreement pursuant to Section 8.1(d)(i).

(g) For purposes of this Agreement:

(i) “Competing Proposal” shall mean, other than the transactions contemplated by this Agreement and the Patent Sale Agreement, any bona fide proposal or offer (other than a proposal or offer by Parent or any of its subsidiaries) from a Third Party relating to (i) a merger, reorganization, sale of assets, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation, joint venture or similar transaction involving the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of the Company as determined on a book-value basis; (ii) the acquisition (whether by merger, consolidation, equity investment, joint venture or otherwise) by any person of twenty percent (20%) or more of the assets of the Company and its subsidiaries, taken as a whole as determined on a book-value basis; (iii) the acquisition in any manner, directly or indirectly, by any person of twenty percent (20%) or more of the issued and outstanding shares of Company Common Stock, (iv) any purchase, acquisition, tender offer or exchange offer that, if consummated, would result in any person beneficially owning twenty percent (20%) or more of the Company Common Stock or any class of equity or voting securities of the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of the Company as determined on a book-value basis.  For the avoidance of doubt, an Alternative Patent Sale Agreement shall not be deemed to be a Competing Proposal.

(ii) “Superior Proposal” shall mean a Competing Proposal (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a Third Party on terms that the board of directors of the Company determines in good faith, after consultation with the Company’s financial and legal advisors, and considering such factors as the board of directors of the Company considers to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal), are more favorable to the Company and its stockholders than the transactions contemplated by this Agreement (after giving effect to all adjustments to the terms thereof which may be offered by Parent in writing (including pursuant to Section 6.6(d)).

Section 6.7 Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and Acquisition Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated by this Agreement), now existing in favor of the current or former directors, officers or employees, as the case may be, of the Company or its subsidiaries as provided in the Company’s or each of the Company’s subsidiaries’ respective articles or certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any agreement shall survive the Merger and shall continue in full force and effect. For a period of six (6) years from the Effective Time, Parent and the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor all obligations of the Company to the Indemnitees with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time, to the fullest extent permitted by the Laws of the State of Delaware and required by: (x) the Restated Certificate of Incorporation or Bylaws (or equivalent organizational or governing documents) of the Company or any of its subsidiaries or affiliates as in effect on the date of this Agreement and (y) the indemnification agreement(s) of the Company or its subsidiaries or other applicable contract(s) as in effect on the date of this Agreement, and (ii) not amend, repeal or otherwise modify any such provisions referenced in subsections (i)(x) and (y) above in any manner that would adversely affect the rights thereunder of any Indemnitees, unless such modification is required by the Laws of the State of Delaware.

(b) Without limiting the provisions of Section 6.7(a), during the period commencing as of the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Parent and the Surviving Corporation will to the extent permitted by the Laws of the State of Delaware: (i) indemnify and hold harmless each Indemnitee against and from any costs or expenses (including reasonable attorneys’ fees), judgments, inquiries, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to: (x) any action or omission or alleged action or omission in such Indemnitee’s capacity as a director, officer, employee, fiduciary or agent of the Company or any of its subsidiaries or affiliates; or (y) the

Recapitalization, the Merger, the Merger Agreement and any transactions contemplated hereby or by the Patent Sale Agreement; and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the expenses (including reasonable attorneys’ fees) of any Indemnitee upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified.  Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, neither Parent nor the Surviving Corporation shall (and Parent shall cause the Surviving Corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding or investigation of a covered person for which indemnification may be sought under this Section 6.7(b) unless such settlement, compromise, consent or termination includes an unconditional release of such covered person from all liability arising out of such claim, action, suit, proceeding or investigation, and does not include an admission of fault or wrongdoing by any Indemnitee or such Indemnitee otherwise consents in writing to such settlement, compromise, consent or termination.

(c) Prior to the Effective Time, the Company shall obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies; provided that such D&O Insurance must have the limits set forth on Section 6.7 of the Company Disclosure Schedule.

(d) The Indemnitees to whom this Section 6.7 applies shall be third party beneficiaries of this Section 6.7.  The provisions of this Section 6.7 are intended to be for the benefit of each Indemnitee and his or her successors, heirs or representatives.

(e) The rights of each Indemnitee under this Section 6.7 shall be in addition to any rights such person may have under the certificate of incorporation or bylaws of the Company, the Surviving Corporation or any of its subsidiaries, or under any applicable Law or under any agreement of any Indemnitee with the Company or any of its subsidiaries.

(f) Notwithstanding anything contained in Section 9.1 or Section 9.7 to the contrary, this Section 6.7 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent, the Surviving Corporation and its subsidiaries, and shall be enforceable by the Indemnitees and their successors, heirs or representatives.  In the event that Parent or the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or a majority of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as applicable, shall succeed to the obligations set forth in this Section 6.7.

Section 6.8 Notification of Certain Matters.  The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with the this Agreement, the Merger or the transactions contemplated hereby, or from any person alleging that the consent of such person is or may be required in connection with the Merger or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, (b) any actions, suits, written claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to this Agreement, the Merger or the transactions contemplated hereby and (c) or the discovery by a party to this Agreement of any fact, circumstance or event, the occurrence or non-occurrence of which, would reasonably be expected to cause any of the conditions of the obligations of such party to consummate the Merger as set forth in Article VII not to be satisfied or the satisfaction of which to be materially delayed in violation of this Agreement.  The Company shall give Parent the opportunity to reasonably participate in the defense and settlement of any stockholder litigation against the Company and/or its directors relating to this Agreement and the transactions contemplated herein, and no such settlement shall be agreed upon without Parent’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 6.9 Public Announcements.  The Company, Parent and Acquisition Sub shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, and none of the parties shall issue any such press release or make any public statement prior to obtaining the other parties’ written consent (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto.

Section 6.10 Employee Matters.

(a) Parent shall provide or shall cause the Surviving Corporation to provide to employees of the Company and any of its subsidiaries (the “Company Employees”) compensation and benefits that are, in the aggregate, no less favorable than the compensation and benefits provided by Parent to its similarly situated employees.

(b) For purposes of eligibility, vesting, benefit accrual and determination of level of benefits under the compensation and benefit plans, programs, agreements and arrangements of Parent, the Company, the Surviving Corporation or any respective subsidiary and affiliate thereof providing benefits to any Company Employees after the Closing (the “New Plans”), including for purposes of accrual of vacation and other paid time off and severance benefits under New Plans, each Company Employee shall be credited with his or her years of service with the Company, the Company subsidiaries and their respective affiliates (and any additional service with any predecessor employer) before the Closing, to the same extent as such Company Employee was entitled, before the Closing, to credit for such service under any similar Company Benefit Plan.  Parent shall continue to maintain Company Benefit Plans providing medical, dental, pharmaceutical and/or vision benefits until the end of the applicable plan year in which the Closing occurs.

Section 6.11 Acquisition Sub.  Parent will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement, (b) cause the Surviving Corporation to perform its obligations under this Agreement and (c) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business or make any investments other than as specifically contemplated by this Agreement, or incur or guarantee any indebtedness.

Section 6.12 No Control of the Company’s Business.  Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its subsidiaries’ operations prior to the Effective Time.  Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries’ operations.

Section 6.13 Rule 16b-3 Matters.  Prior to the Effective Time, the Company may take such further actions, if any, as may be necessary or appropriate to ensure that the dispositions of equity securities of the Company (including derivative securities) pursuant to the transactions contemplated by this Agreement by any officer or director of the Company who is subject to Section 16 of the Exchange Act are exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.14 Recapitalization and Holdback; Tax Characterization.  Following the closing of the Patent Sale Transaction but prior to the Closing, the Company shall, subject to obtaining the Requisite Stockholder Approval, effect the Recapitalization by filing a certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company in substantially the form attached hereto as Exhibit A (the “Recapitalization Certificate”); provided however, that the Company shall take all actions necessary or appropriate such that the aggregate Recapitalization amount shall be reduced to the extent necessary to cause the Company to have available cash, following the Recapitalization, in an amount equal to at least Ninety-Nine Million Seven Hundred Thousand Dollars ($99,700,000), as may be adjusted in the event of an Alternative Patent Sale Agreement (the “Holdback Amount”).  Parent, Acquisition Sub and the Company acknowledge and agree that (x) each share of Company Common Stock issued and outstanding immediately prior to the Recapitalization shall, as a result of the Recapitalization, be converted into the right to receive an amount in cash equal to (i) (a) the amount of cash held by the Company following the closing of the Patent Sale Transaction less (b) the Holdback Amount, less (c) the Total Option Cash Payments divided by (ii) (a) the outstanding shares of Company Common Stock plus (b) the outstanding Company Restricted Stock Units, to be calculated one Business Day prior to the Recapitalization in accordance with Schedule 6.14 of the Company Disclosure Schedule  (the “Recapitalization Cash Portion”, and the sum of all such payments, the “Total Recapitalization Cash Portion”) and 0.1479 shares of Company Common Stock, and (y) the Recapitalization of Company Common Stock is both a condition to, and part of a plan that includes, the consummation of the Merger.  Accordingly, Parent, Acquisition Sub and the Company shall treat, and shall cause their affiliates to treat, such Recapitalization and the conversion of Company Common Stock described in Section 3.1(b) as a single integrated transaction for U.S. federal income Tax purposes governed by Zenz v. Quinlivan, 213 F.2d 914 (6th Cir. 1954) and Revenue Ruling 54-458, 1954-2 C.B. 167, and shall file all Tax Returns and reports consistent with such treatment, shall not treat any portion of the

Recapitalization as a dividend for U.S. federal income Tax purposes, and shall take no position inconsistent therewith in any such Tax Return or report or in any proceeding in respect of Taxes.

Section 6.15 Resignation of Directors.  The Company shall use reasonable best efforts to obtain and deliver to Parent prior to and in connection with the Closing (to be effective as of the Effective Time) the resignation of each director of the Company and each of its subsidiaries (in each case, in their capacities as directors and not employees).

Section 6.16 Patent Sale Transaction.  The Company shall perform or comply in all material respects with all material agreements and covenants required by the Patent Sale Agreement to be performed or complied with by it on or prior to the consummation of the Patent Sale Transaction; provided, that the Company shall not have any liability to Parent whatsoever under this Section 6.16 for any non-performance or non-compliance by the Company under the Patent Sale Agreement if such non-performance or non-compliance by the Company is waived by Patent Purchaser.  Section 6.16 of the Company Disclosure Schedule lists all costs incurred by the Company relating to the Patent Sale Transaction and such costs shall be paid by the Company prior to the Closing.

Section 6.17 Fairness Opinion Fee.  The Company shall pay the amount listed on Section 6.17 of the Company Disclosure Schedule owed to J.P. Morgan Securities, LLC for the delivery of a fairness opinion prior to the Closing.

ARTICLE VII

CONDITIONS TO THE MERGER

Section 7.1 Conditions to the Obligations of Each Party.  The respective obligations of each party to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:

(a) the Requisite Stockholder Approval approving the Merger and the Recapitalization shall have been obtained;

(b) no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect and has the effect of enjoining, limiting, restricting, restraining, or otherwise prohibiting the consummation of the Merger;

(c) the Recapitalization shall have been consummated;

(d) the Patent Sale Transaction shall have been consummated; and

(e) the Company and Parent shall have received written approval from the Committee on Foreign Investment in the United States approving the Merger and the transactions contemplated hereby.

Section 7.2 Conditions to the Obligations of Parent and Acquisition Sub.  The respective obligations of Parent and Acquisition Sub to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following further conditions:

(a) each of the representations and warranties of the Company contained in this Agreement, without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein, shall be true and correct as of the date hereof and as of the Closing Date as though made on or as of such date, except for (i) any such representation and warranty expressly speaking as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and (ii) such failures of such representations and warranties to be true and correct (as of any date) has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect as of the Effective Time with the same effect as though made as of the Effective Time;

(b) the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time;

(c) the Company shall have available an amount of cash greater than or equal to the Holdback Amount;

(d) there shall not be pending any Law, Order, suit, action or proceeding by any Governmental Authority enjoining, limiting, restricting, restraining, or otherwise prohibiting the consummation of the Closing or, to the extent directly or indirectly connected with the Patent Sale Transaction, seeking to restrain or prohibit the consummation of the Closing;

(e) the Company shall have delivered to Parent a certificate, dated the Effective Time and signed by its chief executive officer or another senior officer on behalf of the Company, certifying to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied;

(f) since the date hereof, there shall not have been any effect, change, event or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(g) the Company shall have delivered a duly executed certificate in compliance with the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3)(i) in form and substance reasonably satisfactory to Parent, that the Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code;

(h)  the number of Dissenting Shares in respect of which appraisal rights are demanded pursuant to the provisions of Section 262 of the DGCL shall represent not more than fifteen percent (15%) of the outstanding Company Common Stock as of the Effective Date;

(i) the Company shall have complied with its obligations in Section 6.7(c);

(j) the Company shall have paid all costs incurred by the Company relating to the Patent Sale Transaction identified on Section 6.16 of the Company Disclosure Schedule;

(k) the Company shall have paid all amounts to J.P. Morgan Securities identified on Section 6.17 of the Company Disclosure Schedule; and

(l) the Company shall have delivered a duly executed certificate, dated the Effective Time and signed by a senior officer on behalf of the Company, certifying that no claims for indemnification under the Patent Sale Agreement have been made by Patent Purchaser.

Section 7.3 Conditions to the Obligations of the Company.  The obligations of the Company to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following further conditions:

(a) each of the representations and warranties of Parent and Acquisition Sub contained in this Agreement (without giving effect to any materiality or “Parent Material Adverse Effect” qualifications) shall be true and correct as of the date hereof and as of the Closing Date as though made on or as of such date, except for (i) any such representation and warranty expressly speaking as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and (ii) such failures of such representations and warranties to be true and correct (as of any date) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect as of the Effective Time with the same effect as though made on and as of the Effective Time;

(b) Parent and Acquisition Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time; and

(c) Parent shall have delivered to the Company a certificate, dated the Effective Time and signed by its chief executive officer or another senior officer on behalf of Parent, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

Section 7.4 Frustration of Conditions.  None of the Company, Parent or Acquisition Sub may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such party’s failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Requisite Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

(a) by mutual written consent of each of Parent and the Company duly authorized by each of their respective boards of directors; or

(b) by either Parent or the Company, if:

(i) the Effective Time shall not have occurred on or before April 5, 2013 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party (including, in the case of Parent, the failure of Acquisition Sub) to perform any of its obligations under this Agreement, the failure to act in good faith or the failure to use its reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement has been a principal cause of or resulted in the failure of the Merger to be consummated on or before such date; or

(ii) (A) a Law shall have been enacted, entered or promulgated prohibiting the consummation of the Merger on the terms contemplated hereby or (B) any Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii)(B) shall have used its reasonable best efforts to remove such Order or other action; and provided, further, that the right to terminate this Agreement under this Section 8.1(b)(ii)(B) shall not be available to a party if the issuance of such final, non-appealable Order was primarily due to the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform any of its obligations under this Agreement;

(iii) if the Requisite Stockholder Approval shall not have been obtained by the Company at the Stockholders’ Meeting duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(iii) shall not be available to the Company if the failure by the Company to perform any of its obligations under this Agreement has been the principal reason or resulted in the failure to obtain the Requisite Stockholder Approval; or

(c) by the Company if:

(i) Parent or Acquisition Sub shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and (y) cannot be cured on or before the Termination Date or, if curable, is not cured by Parent within thirty (30) days of receipt by Parent of written notice of such breach or failure; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if: the Company is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach would result in a failure of a condition set forth in Section 7.2(a), Section 7.2(b), or Section 7.2(c); or

(ii) Prior to receipt of the Requisite Stockholder Approval (x) the board of directors of the Company has determined to enter into a definitive agreement with respect to a Superior Proposal to the extent permitted by, and subject to the terms and conditions of, Section 6.6(c) and Section 6.6(d), and (y) concurrently with such termination, the Company pays to Parent the fee specified in Section 8.3(a)(ii)); or

(iii) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing), and Parent and Acquisition Sub fail to consummate the Merger within three (3) Business Days following the date the Closing should have occurred; or

(d) by Parent if:

(i) the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would result in a failure of any condition set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c), and (y) cannot be cured on or before the Termination Date (giving effect to the possible extension thereof pursuant to Section 8.1(b)(i)) or, if curable, is not cured by the Company within thirty (30) days of receipt by the Company of written notice of such breach or failure; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if: Parent or Acquisition Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b); or

(ii) (x) the board of directors of the Company shall have made an Adverse Recommendation Change; (y)  the board of directors of the Company approves or recommends a Competing Proposal or the Company enters into an Alternative Acquisition Agreement; or (z) the board of directors of the Company fails to include the Company Recommendation in the Proxy Statement;

(iii) any material amendment, change, modification or waiver to the terms, conditions and obligations of (a) the Patent Sale Agreement, (b) the Assigned Patent License Agreement, or (c) the Retained Patent License Agreement, that would reasonably be expected to have a material adverse effect on the Surviving Corporation, is made without the express prior written consent of Parent; or

(iv) any effect, change, event or occurrence has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 8.2 Effect of Termination.  In the event that this Agreement is terminated and the Merger abandoned pursuant to Section 8.1, written notice thereof shall be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto (or any of its Representatives), and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 8.3 or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages (which the parties acknowledge and agree shall not be limited to reimbursement of Expenses or out-of-pocket costs) resulting from any breach of this Agreement prior to such termination, in which case the aggrieved party shall be entitled to all remedies available at law or in equity; and provided further, that the Confidentiality Agreement, and the provisions of Section 6.5(b), Section 6.9, this Section 8.2, Section 8.3, Section 8.6, Article IX and Appendix A shall survive any termination of this Agreement pursuant to Section 8.1.

Section 8.3 Termination Fees.

(a) If, but only if, the Agreement is terminated by:

(i) (x) either Parent or the Company pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii), or by Parent pursuant to Section 8.1(d)(i), Section 8.1(d)(ii)(x), Section 8.1(d)(ii)(z), Section 8.1(d)(iii) and (y) the Company (A) receives or has received a Competing Proposal from a Third Party after the date hereof, which Competing Proposal becomes publicly known, and (B) within twelve (12) months of the termination of this Agreement, enters into, agrees to or consummates a transaction regarding such Competing Proposal or any Competing Proposal, then the Company shall pay, or cause to be paid, to Parent an amount equal to Two Million Seven Hundred and Fifty Thousand Dollars ($2,750,000) (the “Termination Fee”) and the Parent’s reasonable and documented out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, such fees and expenses to not exceed Two Million Dollars ($2,000,000), not later than the third (3rd) Business Day following the execution of the agreement relating to such transaction arising from such Competing Proposal (provided, however, that for purposes of this Section 8.3(a)(i), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”); or

(ii) the Company pursuant to Section 8.1(c)(ii) or Parent pursuant to Section 8.1(d)(ii)(y), then the Company shall pay, or cause to be paid, to Parent the Termination Fee and the Parent’s reasonable and documented out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, such fees and expenses to not exceed Two Million Dollars ($2,000,000) concurrently with such termination;

(b) Notwithstanding anything to the contrary set forth in this Agreement:

(i) the parties agree that in no event shall the Company be required to pay the Termination Fee on more than one occasion; and

(ii) the parties agree that the Termination Fee shall be reduced by any amounts as may be required to be deducted or withheld therefrom under applicable Tax Law.

(c) Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9, Parent’s right to receive payment from the Company of the Termination Fee pursuant to Section 8.3(a) shall constitute the sole and exclusive remedy of Parent and Merger Sub against the Company and its subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated thereby (except that the Company shall also be obligated with respect to Section 8.3(d)).

(d) Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, (ii)  the Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate Parent in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the other party for the payment of any amount set forth in this Section 8.3, such paying party shall pay the other party its costs and Expenses in connection with such suit, together with interest on such amount at the annual rate of five percent (5%) plus the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law.

Section 8.4 Amendment.  This Agreement may be amended by mutual agreement of the parties hereto by action taken by or on behalf of their respective boards of directors at any time whether before or after receipt of the Requisite Stockholder Approval; provided, however, that after the Requisite Stockholder Approval has been obtained, there shall not be any amendment that by Law or in accordance with the rules of any stock exchange requires further approval by the stockholders of the Company without such further approval of such stockholders nor any amendment or change not permitted under applicable Law.  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

Section 8.5 Waiver.  At any time prior to the Effective Time, subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) subject to the proviso of Section 8.4, waive compliance with any agreement or condition contained herein.  Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.  Notwithstanding the foregoing, no failure or delay by the Company, Parent or Acquisition Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 8.6 Expenses; Transfer Taxes.  Except as provided in Section 6.14, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1 Non-Survival of Representations, Warranties and Agreements.  The representations, warranties, covenants and agreements in this Agreement and any certificate delivered pursuant hereto by any party hereto shall terminate at the Effective Time or, except as provided in Section 8.2, upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.7 and Section 6.10.

Section 9.2 Notices.  Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission (providing confirmation of transmission) (provided that any notice received by facsimile or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (Pacific time) shall be deemed to have been received at 9:00 a.m. (Pacific time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.2):

if to Parent or Acquisition Sub:

Imagination Technologies Group plc Imagination House Home Park Estate Kings Langley Hertfordshire United Kingdom WD4 8LZ Phone: +44 (0)1923 260511 Fax: +44 (0)1923 268969 Attention: General Counsel

with a copy (which shall not constitute notice) to:

DLA Piper UK LLP 3 Noble Street London United Kingdom EC2V 7EE Phone: +44 (0) 8700 111 111 Fax: +44 (0) 20 7796 6666 Attention: Charles Severs	DLA Piper LLP (US) 30 Park Avenue, Suite 100 Florham Park, New Jersey 07932 United States of America Phone: (973) 520-2550 Fax: (973) 520-2575 Attention : Andrew P. Gilbert

if to the Company:

MIPS Technologies, Inc. 955 East Arques Avenue Sunnyvale, California 94085-9521 Phone: (408) 530-5000 Fax: (408) 530-5154 Attention: General Counsel

with a copy (which shall not constitute notice) to each of:

Skadden, Arps, Slate, Meagher & Flom LLP 525 University Avenue, Suite 1100 Palo Alto, California 94301 Phone: (650) 470-4500 Fax: (650) 470-4570 Attention: Kenton J. King

    Section 9.3 Interpretation; Certain Definitions.  The parties have participated jointly in the negotiation and drafting of this Agreement.  Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.  When a reference is made in this Agreement to an Article, Section, Appendix, Annex or Exhibit, such reference shall be to an Article or Section of, or an Appendix, Annex or Exhibit to, this Agreement, unless otherwise indicated.  The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws.  References to a person are also to its successors and permitted assigns.  All references to “dollars” or “$” refer to currency of the United States of America.  References to “wholly owned subsidiaries” of the Company shall include any subsidiary of which the Company owns, directly or indirectly, 100% of the equity interests.

Section 9.4 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any present or future Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

Section 9.5 Assignment.  Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto.

Section 9.6 Entire Agreement.  This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Schedule and the Parent Disclosure Schedule, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 9.7 No Third-Party Beneficiaries.  This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, except for (a) the rights of the Company’s stockholders to receive the Merger Consideration at the Effective Time, (b) the right of the holders of Company Options and Company Restricted Stock Units to receive the Option Cash Payment or the Restricted Stock Unit Payment, as applicable, at the Effective Time, (c) the right of the Company, on behalf of its stockholders and holders of Company Options or Company Restricted Stock Units, as applicable, to collect the Aggregate Merger Consideration (or any portion thereof) and/or pursue damages (which shall include, to the extent proven, the total amount that could have been claimed by the Company’s stockholders and holders of Company Options or Company Restricted Stock Units if such holders brought an action against Parent and Acquisition Sub and were recognized as intended third-party beneficiaries hereunder) in the event of Parent’s or Acquisition Sub’s breach of this Agreement or fraud, which right is hereby acknowledged and agreed by Parent and Acquisition Sub, (d) the provisions of Section 6.7, (e) the provisions of Section 6.4(d) and (e) the provisions of Section 6.10.  The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto.  Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.5 without notice or liability to any other person.  The representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto.  Accordingly, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.8 Governing Law.  This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Acquisition Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 9.9 Specific Performance.  The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions.  Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.  Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.  Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 9.10 Consent to Jurisdiction.

(a) Except with respect to requests for equitable relief in accordance with Section 9.9, each of Parent, Acquisition Sub and the Company hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and to the jurisdiction of the United States District Court for the State of Delaware, for the purpose of any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Acquisition Sub or the Company in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Delaware state or federal court.

(b) Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 9.10 shall affect the right of any party to serve legal process in any other manner permitted by Law, (b) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery, any other court of the State of Delaware and any Federal court sitting in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Delaware Court of Chancery (or, if (but only if) the Delaware Court of Chancery shall be unavailable, any other court of the State of Delaware or any Federal court sitting in the State of Delaware). Each of Parent, Acquisition Sub and the Company agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 9.11 Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.12 WAIVER OF JURY TRIAL.  EACH OF PARENT, ACQUISITION SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, ACQUISITION SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

IMAGINATION TECHNOLOGIES GROUP PLC

By:	/s/ Hossein Yassaie
Name: Hossein Yassaie
Title: Chief Executive Officer

IMAGINATION ACQUISITION SUB, INC.

By:	/s/ Richard Smith
Name: Richard Smith
Title: Chief Financial Officer

MIPS TECHNOLOGIES, INC.

By:	/s/ Sandeep Vij
Name: Sandeep Vij
Title: Chief Executive Officer

[Signature Page to Merger Agreement]

Appendix A

As used in the Agreement, the following terms shall have the following meanings:

“1998 Plan” shall mean the Company’s 1998 Long-Term Incentive Plan, as amended and restated.

“2002 Plan” shall mean the Company’s 2002 Non-Qualified Stock Option Plan.

“Acceptable Confidentiality Agreement” shall mean a customary confidentiality agreement containing terms no less favorable to the Company in the aggregate than the terms set forth in the Confidentiality Agreement; provided, however, that such confidentiality agreement shall not prohibit compliance by the Company with any of the provisions of Section 6.7.

“Aggregate Merger Consideration” shall mean Sixty Million Dollars ($60,000,000.00), comprised of the Total Common Merger Consideration and the Total Restricted Stock Unit Payments.

“Assigned Patent License Agreement” shall mean the patent license agreement to be entered into at the consummation of the Patent Sale Transaction, by and between the Company and the Patent Purchaser pursuant to which the Company, Parent and their respective affiliates are licensed to all patents assigned to Patent Purchaser as part of the Patent Sale Transaction.

“Blue Sky Laws” shall mean state securities, takeover or “blue sky” laws.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York or Sunnyvale, California are authorized or obligated by Law or executive order to close.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company Benefit Plan” shall mean each material “employee pension benefit plan” (as defined in Section 3(2) of ERISA), each material “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and each other material plan, agreement, arrangement or policy (written or oral) relating to stock options, stock purchases, deferred compensation, bonus, severance, retention, fringe benefits or other employee benefits, in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or its ERISA Affiliates for the benefit of any current or former employee or director of the Company or any of its subsidiaries, other than any plan, arrangement or policy mandated by applicable Law.

“Company Lease” shall mean any lease, sublease, sub-sublease, license and other agreement under which the Company or any of its subsidiaries leases, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property.

“Company Material Adverse Effect” shall mean any change, event, effect, occurrence, state of facts or development (whether or not constituting a breach of a representation, warranty or covenant set forth in this Agreement) that, individually or in the aggregate with any such other changes, events, effects, occurrences, state of facts or developments, (a) has had or is reasonably likely to have a material adverse effect on the business, properties, results of operations, assets, liabilities, or financial condition, in each case, of the Company and its subsidiaries taken as a whole, or (b) prevents or materially impairs or materially delays the ability of the Company to perform its obligations under the Agreement or to consummate the Merger, other than, in the case of clause (a), any changes, events, effects, occurrences, state of facts or developments relating to or attributable to: (i) any changes in general economic or political conditions, or in the financial, credit or securities markets in general in any country or region in which the Company or any of its subsidiaries conducts business, except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants in the affected geography (in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been, or is reasonably likely to be, a Company Material Adverse Effect); (ii) any events, circumstances, changes or effects that affect the industries in which the Company or any of the Company’s subsidiaries operate, except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants (in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been, or is reasonably likely to be, a Company Material Adverse Effect); (iii) any changes in Laws applicable to the Company or any of the Company’s subsidiaries or any of their respective properties or assets or changes in GAAP or rules and policies of the Public Company Accounting Oversight Board, except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants (in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been, or is reasonably likely to be, a Company Material Adverse Effect); (iv) any natural disasters or acts of war, terrorism or armed hostilities, or any escalation or worsening thereof, except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other industry participants (in which case, the disproportionate impact or impacts may be taken into account in determining whether there has been, or is reasonably likely to be, a Company Material Adverse Effect); (v)  announcement of the execution of or performance of this Agreement and the transactions contemplated hereby (including compliance with the covenants set forth herein and any action taken or omitted to be taken by the Company at the request of or with the consent of Parent or Acquisition Sub); (vi) the suspension of trading in the Company Common Stock on NASDAQ, any changes in the market price or trading volume of shares of Company Common Stock or any failure to meet internal or published projections, estimates, forecasts or revenue or earnings predictions for any period (but the underlying cause of such changes or failure may be taken into consideration in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted from this definition); (vii) any loss of, or adverse change in, the relationship of the Company or any of the Company’s subsidiaries, contractual or otherwise, with its customers, licensees, licensors, suppliers, vendors or employees solely and directly arising out of the announcement or pendency of this Agreement and the transactions contemplated hereby; or (viii) any action taken (or failure to take action) by the Company, in accordance with this Agreement and the transactions contemplated herein

(other than operation in the ordinary course of business) or which Parent or Acquisition Sub has requested or consented to.

“Company Option” shall mean each outstanding option to purchase shares of Company Common Stock under any of the Company Plans.

“Company Plans” shall mean the 1998 Plan, 2002 Plan and the Directors’ Stock Option Plan.

“Company Recommendation” shall mean the recommendation of the board of directors of the Company that the stockholders of the Company adopt this Agreement and approve the transactions contemplated hereby, including the Recapitalization and the Merger.

“Company Restricted Stock Units” shall mean any restricted stock units granted pursuant to the Company Plans.

“Confidentiality Agreement” shall mean the confidentiality agreement dated May 8, 2012 between Parent and the Company.

“control” (including the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

“DGCL” shall mean the General Corporation Law of the State of Delaware.

“Directors’ Stock Option Plan” shall mean the Company’s Directors’ Stock Option Plan.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean any trade or business that, together with the Company, would be treated as a single employer pursuant to Section 4001(b) of ERISA.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Expenses” shall mean all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, the solicitation of stockholder approvals, the filing of any required notices under the HSR Act or other Antitrust Laws, any filing with, and obtaining of any necessary action or non-action, consent or approval from any Governmental Authority pursuant to any Antitrust Laws, engaging the services of the Paying

Agent, obtaining third party consents, any other filings with the SEC and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement.

“Environmental Laws” shall mean means any Law relating to (i) the release of, and the investigation and remediation of, hazardous substances (which are not naturally occurring) released into the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land), and (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.

 “GAAP” shall mean the United States generally accepted accounting principles.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.

“Hazardous Substance” means any substance listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component, and including, without limitation, any hazardous waste, toxic waste, pollutant, contaminant, hazardous substance, toxic substance, petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“Indebtedness” means (i) any indebtedness for borrowed money (including the issuance of any debt security) to any person other than the Company or any of its subsidiaries, (ii) any obligations evidenced by notes, bonds, debentures or similar Contracts to any person other than the Company or any of its subsidiaries, (iii) any obligations for the deferred purchase price of property, goods or services to any person other than the Company or any of its subsidiaries (other than trade payables incurred in the ordinary course of business), (iv) any capital lease obligations to any person other than the Company or any of its subsidiaries, (v) any obligations in respect of letters of credit and bankers’ acceptances, or (vi) any guaranty of any such obligations described in clauses (i) through (v) of any person other than the Company or any of its subsidiaries.

“Indemnitee” shall mean any individual who, on or prior to the Effective Time, was an officer, director or employee of the Company or served on behalf of the Company as an officer, director or employee of any of the Company’s subsidiaries or affiliates or any of their predecessors in all of their capacities (including as stockholder, controlling or otherwise) and the heirs, executors, trustees, fiduciaries and administrators of such officer, director or employee.

“IRS” shall mean the U.S. Internal Revenue Service.

“knowledge” shall mean the actual knowledge of the executive officers of the Company and Parent, as applicable, after reasonable inquiry for a similarly situated executive officer under the circumstances.

“Law” shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, statutes, orders, ordinance, judgments or decrees or other pronouncements by any Governmental Authority.

“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests or charges of any kind, other than licenses of or other grants of rights to use Intellectual Property Rights.

 “Option Per Share Consideration” shall mean the quotient of (a) the sum of (i) the amount of cash held by the Company following the closing of the Patent Sale Transaction, plus (ii) the Aggregate Merger Consideration, plus (iii) the aggregate proceeds the Company would have received if holders of Company Options with an exercise price per share below the Option Per Share Consideration exercised such Company Options, less (iv) the Holdback Amount, divided by (b) the sum of (i) Company Common Stock outstanding, plus (ii) Company Restricted Stock Units outstanding, plus (iii) shares of Company Common Stock subject to Company Options outstanding with an exercise price per share below the Option Per Share Consideration.

“Order” shall mean any decree, order, judgment, ruling, writ, injunction, temporary restraining order or other formal order in any suit or proceeding by or with any Governmental Authority.

 “Parent Material Adverse Effect” shall mean any change, effect or circumstance that individually or in the aggregate, would reasonably be expected to prevent or materially delay or impair the ability of Parent to consummate the Merger and the other transactions contemplated by this Agreement.

“Patent Purchaser” shall mean Bridge Crossing, LLC.

“Patent Sale Agreement” shall mean the Patent Sale Agreement dated as of November 5, 2012, by and between the Company and the Patent Purchaser related to the Patent Sale Transaction, including the Schedules and Exhibits thereto.

“Patent Sale Transaction” shall mean the sale of certain patents held by the Company to the Patent Purchaser pursuant to the terms and conditions of the Patent Sale Agreement.

“Permitted Lien” shall mean (i) any Lien for Taxes not yet delinquent or for Taxes being contested in good faith for which adequate accruals or reserves have been established, (ii) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or incurred in the ordinary course of business since the date of the most recent Annual Report on Form 10-K filed with the SEC by the Company and Liens securing indebtedness or liabilities that have otherwise been disclosed to Parent in writing, (iii) such Liens or other imperfections of title, if any, that do not have, individually or in the aggregate, a

Company Material Adverse Effect, including without limitation (A) covenants, conditions and restrictions, easements, rights of way, licenses or claims of the same, whether or not shown by the public records (B) boundary line disputes, overlaps, encroachments and other matters, whether or not of record, that would be disclosed by an accurate survey or a personal inspection of the property, (C) rights of parties in possession, (D) any supplemental Taxes or assessments not shown by the public records and (E) title to any portion of the premises lying within the right of way or boundary of any public road or private road, (iv) Liens imposed or promulgated by Laws with respect to real property and improvements, including zoning regulations, (v) Liens that would be disclosed on current title reports or existing surveys, (vi) mechanics’, materialmen’s, carriers’, workmen’s, repairmen’s, warehousemen’s and similar Liens incurred in the ordinary course of business, (vii) Liens securing acquisition financing with respect to the applicable asset, including refinancings thereof, and (viii) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Company and do not secure any indebtedness.

“person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Recapitalization Restricted Stock Unit Payment” shall mean the product of (i) the number of shares of Common Stock subject to a Company Restricted Stock Unit and (ii) the Recapitalization Cash Portion.

“Retained Patent License Agreement” shall mean the patent license agreement to be entered into at the consummation of the Patent Sale Transaction, by and between the Company and the Patent Purchaser pursuant to which the Patent Purchaser and its affiliates are licensed to all patents owned by the Company upon consummation of the Patent Sale Transaction.

“Representatives” means a party’s directors, officers, employees, consultants, advisors (including, without limitation, attorneys, accountants, consultants, investment bankers, and financial advisors), agents and other representatives.

“SEC” shall mean the Securities and Exchange Commission.

“Secretary of State” shall mean the Secretary of State of the State of Delaware.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“subsidiary” of any person, shall mean any corporation, partnership, joint venture or other legal entity of which such person (either above or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.  For the avoidance of doubt, any reference to subsidiaries of the Company refers to the subsidiaries of the Company as of the date of this Agreement.

“Supplemental Purchase Plan” shall mean the Company’s Supplemental Stock Purchase Plan, as amended.

“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any governmental or taxing authority including without limitation taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; customs’ duties, tariffs, and similar charges.

“Tax Returns” shall mean returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other governmental or taxing authority.

“Third Party” shall mean any person or group other than Parent, Acquisition Sub and their respective affiliates.

“Total Common Merger Consideration” shall mean the product of (x) the number of shares of Company Common Stock issued and outstanding (other than those shares canceled or retired pursuant to Section 3.1(a)) immediately prior to the Effective Time and (y) the Merger Consideration.

“Total Recapitalization Restricted Stock Unit Cash Payment” shall mean the product of (x) the number of Company Restricted Stock Units outstanding immediately prior to the Recapitalization and (y) the Recapitalization Cash Portion.

“Treasury Regulations” shall mean the United States Federal Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“UKLA”  shall mean the UK Listing Authority.

“WARN Act” shall mean the Worker Adjustment and Retraining Notification Act of 1988.

ANNEX D

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

AMENDMENT NO. 1, dated as of December 9, 2012 (this “Amendment”), to the Agreement and Plan of Merger, dated as of November 5, 2012 (the “Merger Agreement”), by and among Imagination Technologies Group plc, a public limited company under the laws of England and Wales (“Parent”), Imagination Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Acquisition Sub”), and MIPS Technologies, Inc., a Delaware corporation (the “Company”).  Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

W I T N E S S E T H :

WHEREAS, Parent, Acquisition Sub and the Company desire to amend the Merger Agreement, in accordance with Section 8.4 thereof, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 3.1(b) of the Merger Agreement. Section 3.1(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

(b)
Conversion of Company Securities. Except as otherwise provided in this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Recapitalization, including the Total Option Cash Payment, and other than shares canceled pursuant to Section 3.1(a) and Dissenting Shares) shall be converted into the right to receive $7.64 in cash, without interest (the “Merger Consideration”).  Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 3.1(b) shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 3.2, the Merger Consideration, without interest thereon.

2.	Amendment to Section 4.3(a) of the Merger Agreement. Section 4.3(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

(a)
The authorized capital stock of the Company consists of 250,000,000 shares of Company Common Stock and 50,000,000 shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”). As of November 30, 2012, (i)  54,203,288 shares of Company Common Stock were issued and outstanding, (ii) no shares of Preferred Stock were issued and outstanding, (iii) 190,199 shares of Company Common Stock were held in treasury and (iv) no shares were held by a wholly owned subsidiary of the Company.  As of November 30, 2012 there were (i) 1,477,900 shares of Company Common Stock reserved for issuance pursuant to the Company ESPP; (ii) 11,168,569 shares of Company Common Stock reserved for issuance under the 1998 Plan, with Company Options to purchase 5,248,915 shares of Company Common Stock outstanding; (iii) 22,055 shares reserved for issuance under the Supplemental Purchase Plan; (iv) 180,000 shares of Company Common Stock reserved for issuance under the Directors’ Stock Option Plan, with Company Options to purchase 180,000 shares of Company Common Stock outstanding; (v) 194,100 shares reserved for issuance pursuant to the 2002 Plan, with Company Options to purchase 194,100 shares of Company Common Stock outstanding; and (vi) unvested and outstanding Company Restricted Stock Units with respect to 1,389,505 shares of Company Common Stock.  Except as set forth above, as of November 30, 2012, no shares of capital stock of, or other equity or voting interests in, the Company, or options, warrants or other rights to acquire any such stock or securities were issued, reserved for issuance or outstanding.  All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company ESPP and the Company Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights.

3.	Amendment to Section 6.14 of the Merger Agreement. Section 6.14 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

6.14
Recapitalization and Holdback; Tax Characterization.  Following the closing of the Patent Sale Transaction but prior to the Closing, the Company shall, subject to obtaining the Requisite Stockholder Approval, effect the Recapitalization by filing a certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company in substantially the form attached hereto as Exhibit A (the “Recapitalization Certificate”); provided however, that the Company shall take all actions necessary or appropriate such that the aggregate Recapitalization amount shall be reduced to the extent necessary to cause the Company to have available cash, following the Recapitalization, in an amount equal to at least Ninety-Nine Million Seven Hundred Thousand Dollars ($99,700,000), as may be adjusted in the event of an Alternative Patent Sale Agreement (the “Holdback Amount”).  Parent, Acquisition Sub and the Company acknowledge and agree that (x) each share of Company Common Stock issued and outstanding immediately prior to the Recapitalization shall, as a result of the Recapitalization, be converted into the right to receive an amount in cash equal to (i) (a) the amount of cash held by the Company following the closing of the Patent Sale Transaction less (b) the Holdback Amount, less (c) the Total Option Cash Payments divided by (ii) (a) the outstanding shares of Company Common Stock plus (b) the outstanding Company Restricted Stock Units, to be calculated one Business Day prior to the Recapitalization in accordance with Schedule 6.14 of the Company Disclosure Schedule  (the “Recapitalization Cash Portion”, and the sum of all such payments, the “Total Recapitalization Cash Portion”) and 0.1887 shares of Company Common Stock, and (y) the Recapitalization of Company Common Stock is both a condition to, and part of a plan that includes, the consummation of the Merger.  Accordingly, Parent, Acquisition Sub and the Company shall treat, and shall cause their affiliates to treat, such Recapitalization and the conversion of Company Common Stock described in Section 3.1(b) as a single integrated transaction for U.S. federal income Tax purposes governed by Zenz v. Quinlivan, 213 F.2d 914 (6th Cir. 1954) and Revenue Ruling 54-458, 1954-2 C.B. 167, and shall file all Tax Returns and reports consistent with such treatment, shall not treat any portion of the Recapitalization as a dividend for U.S. federal income Tax purposes, and shall take no position inconsistent therewith in any such Tax Return or report or in any proceeding in respect of Taxes.

4.	Amendments to Section 7.1 of the Merger Agreement.

(a)	Section 7.1(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(c)	the Recapitalization shall have been consummated; and”

(b)	Section 7.1(d) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(d)	the Patent Sale Transaction shall have been consummated.”

(c)	Section 7.1(e) of the Merger Agreement is hereby deleted in its entirety.

5.	Amendment to Section 7.2(g) of the Merger Agreement. Section 7.2(g) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(g)	[Reserved].”

6.
Amendment to Appendix A of the Merger Agreement.  The definition of “Aggregate Merger Consideration” contained in Appendix A of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Merger Consideration” shall mean Eighty Million Dollars ($80,000,000.00), comprised of the Total Common Merger Consideration and the Total Restricted Stock Unit Payments.

7.	Amendment to Exhibit A of the Merger Agreement. Exhibit A of the Merger Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

8.
Amendment to Schedule 6.14 of the Company Disclosure Schedule.  Schedule 6.14 of the Company Disclosure Schedule is hereby deleted in its entirety and replaced with the Schedule 6.14 as has been delivered to Parent and Acquisition Sub prior to the execution of this Amendment.

9.	Miscellaneous.

(a)
From and after the date hereof, all references in the Merger Agreement to “this Agreement” shall be deemed to mean the Merger Agreement as amended by this Amendment, but references to “the date of this Agreement,” or “the date hereof” in the Merger Agreement, as amended by this Amendment, shall be deemed to be November 5, 2012.

(b)	Except as expressly amended hereby, the Agreement shall remain in full force and effect.

(c)
Each party to this Amendment hereby represents that it has all requisite corporate power and authority to enter into and deliver this Amendment, to perform its obligations under the Amendment, and to consummate the transactions contemplated by this Amendment; that the execution and delivery of this Amendment and the consummation of the transactions contemplated by this Amendment by such party, as the case may be, have been duly authorized by all necessary corporate action on the part of such party and that this Amendment has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

(d)	The section headings in this Amendment are intended solely for convenience and shall be given no effect in the construction and interpretation hereof.

(e)
This Amendment and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of Parent, Acquisition Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(f)
This Amendment may be executed in counterparts, which together shall constitute one and the same Amendment.  The parties to this Amendment may execute more than one copy of this Amendment, each of which shall constitute an original.

* * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Amendment No. 1 to Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

IMAGINATION TECHNOLOGIES GROUP PLC

By:	/s/ Hossein Yassaie
Name: Hossein Yassaie
Title: Chief Executive Officer

IMAGINATION ACQUISITION SUB, INC.

By:	/s/ Richard Smith
Name: Richard Smith
Title: Chief Executive Officer

MIPS TECHNOLOGIES, INC.

By:	/s/ Sandeep Vij
Name: Sandeep Vij
Title: Chief Executive Officer

ANNEX E

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

AMENDMENT NO. 2, dated as of December 16, 2012 (this “Amendment”), to the Agreement and Plan of Merger, dated as of November 5, 2012, as amended by Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”), dated as of December 9, 2012 (the “Merger Agreement”), by and among Imagination Technologies Group plc, a public limited company under the laws of England and Wales (“Parent”), Imagination Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Acquisition Sub”), and MIPS Technologies, Inc., a Delaware corporation (the “Company”).  Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

W I T N E S S E T H :

WHEREAS, Parent, Acquisition Sub and the Company desire to amend the Merger Agreement, in accordance with Section 8.4 thereof, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 3.1(b) of the Merger Agreement. Section 3.1(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

(b)
Conversion of Company Securities. Except as otherwise provided in this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (after giving effect to the Recapitalization, including the Total Option Cash Payment, and other than shares canceled pursuant to Section 3.1(a) and Dissenting Shares) shall be converted into the right to receive $7.94 in cash, without interest (the “Merger Consideration”).  Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 3.1(b) shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 3.2, the Merger Consideration, without interest thereon.

2.	Amendment to Section 6.14 of the Merger Agreement. Section 6.14 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

6.14
Recapitalization and Holdback; Tax Characterization.  Following the closing of the Patent Sale Transaction but prior to the Closing, the Company shall, subject to obtaining the Requisite Stockholder Approval, effect the Recapitalization by filing a certificate of amendment to the Amended and Restated Certificate of Incorporation of the Company in substantially the form attached hereto as Exhibit A (the “Recapitalization Certificate”); provided however, that the Company shall take all actions necessary or appropriate such that the aggregate Recapitalization amount shall be reduced to the extent necessary to cause the Company to have available cash, following the Recapitalization, in an amount equal to at least Ninety-Nine Million Seven Hundred Thousand Dollars ($99,700,000), as may be adjusted in the event of an Alternative Patent Sale Agreement (the “Holdback Amount”).  Parent, Acquisition Sub and the Company acknowledge and agree that (x) each share of Company Common Stock issued and outstanding immediately prior to the Recapitalization shall, as a result of the Recapitalization, be converted into the right to receive an amount in cash equal to (i) (a) the amount of cash held by the Company following the closing of the Patent Sale Transaction less (b) the Holdback Amount, less (c) the Total Option Cash Payments divided by (ii) (a) the outstanding shares of Company Common Stock plus (b) the outstanding Company Restricted Stock Units, to be calculated one Business Day prior to the Recapitalization in accordance with Schedule 6.14 of the Company Disclosure Schedule  (the “Recapitalization Cash Portion”, and the sum of all such payments, the “Total Recapitalization Cash Portion”) and 0.226276 shares of Company Common Stock, and (y) the Recapitalization of Company Common Stock is both a condition to, and part of a plan that includes, the consummation of the Merger.  Accordingly, Parent, Acquisition Sub and the Company shall treat, and shall cause their affiliates to treat, such Recapitalization and the conversion of Company Common Stock described in Section 3.1(b) as a single integrated transaction for U.S. federal income Tax purposes governed by Zenz v. Quinlivan, 213 F.2d 914 (6th Cir. 1954) and Revenue Ruling 54-458, 1954-2 C.B. 167, and shall file all Tax Returns and reports consistent with such treatment, shall not treat any portion of the Recapitalization as a dividend for U.S. federal income Tax purposes, and shall take no position inconsistent therewith in any such Tax Return or report or in any proceeding in respect of Taxes.

3.
Amendment to Appendix A of the Merger Agreement.  The definition of “Aggregate Merger Consideration” contained in Appendix A of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“Aggregate Merger Consideration” shall mean One Hundred Million Dollars ($100,000,000.00), comprised of the Total Common Merger Consideration and the Total Restricted Stock Unit Payments.

4.	Amendment to Exhibit A of the Merger Agreement. Exhibit A of the Merger Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

5.
Amendment to Schedule 6.14 of the Company Disclosure Schedule.  Schedule 6.14 of the Company Disclosure Schedule is hereby deleted in its entirety and replaced with the Schedule 6.14 as has been delivered to Parent and Acquisition Sub prior to the execution of this Amendment.

6.	Miscellaneous.

(a)
From and after the date hereof, all references in the Merger Agreement to “this Agreement” shall be deemed to mean the Merger Agreement as amended by Amendment No. 1 and this Amendment, but references to “the date of this Agreement,” or “the date hereof” in the Merger Agreement, as amended, shall be deemed to be November 5, 2012.

(b)	Except as expressly amended hereby, the Agreement shall remain in full force and effect.

(c)
Each party to this Amendment hereby represents that it has all requisite corporate power and authority to enter into and deliver this Amendment, to perform its obligations under the Amendment, and to consummate the transactions contemplated by this Amendment; that the execution and delivery of this Amendment and the consummation of the transactions contemplated by this Amendment by such party, as the case may be, have been duly authorized by all necessary corporate action on the part of such party and that this Amendment has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

(d)	The section headings in this Amendment are intended solely for convenience and shall be given no effect in the construction and interpretation hereof.

(e)
This Amendment and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of Parent, Acquisition Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(f)
This Amendment may be executed in counterparts, which together shall constitute one and the same Amendment.  The parties to this Amendment may execute more than one copy of this Amendment, each of which shall constitute an original.

* * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Amendment No. 2 to Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

IMAGINATION TECHNOLOGIES GROUP PLC

By:	/s/ Richard Smith
Name: Richard Smith
Title: CFO

IMAGINATION ACQUISITION SUB, INC.

By:	/s/ Richard Smith
Name: Richard Smith
Title: CFO

MIPS TECHNOLOGIES, INC.

By:	/s/ Sandeep Vij
Name: Sandeep Vij
Title: CEO

ANNEX F

November 5, 2012

The Board of Directors
MIPS Technologies, Inc.
955 East Arques Avenue
Sunnyvale, CA 94085

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the “Company Common Stock”), of MIPS Technologies, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with an indirect wholly owned subsidiary of Imagination Technologies Group, plc (the “Acquiror”).  Pursuant to the Agreement and Plan of Merger (the “Agreement”), among the Company, the Acquiror and its subsidiary, Imagination Acquisition Sub, Inc. (the “Acquisition Sub”), at the effective time, the Company will become a wholly owned subsidiary of the Acquiror, and each of the then outstanding 8,211,088 shares of Company Common Stock, other than shares of Company Common Stock held in treasury, owned by a wholly owned subsidiary of the Company, or owned by the Acquiror or Acquisition Sub and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $7.31 per share in cash (the “Consideration”) .

In connection with preparing our opinion, we have (i) reviewed a draft dated November 2, 2012 of the patent sale agreement and related draft license agreements (the “Patent Sale Agreements”), between the Company and Bridge Crossing, LLC, and a draft dated November 2, 2012 of the Agreement, which provides for a recapitalization of the Company’s Common Stock and the distribution of certain cash generated pursuant to the Patent Sale Agreements (the “Recapitalization”); (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness.  We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company, the Acquiror or the Acquisition Sub under any state or federal laws relating to bankruptcy, insolvency or similar matters.  In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate.  We express no view as to such analyses or forecasts or the assumptions on which they were based.  We have also assumed that the Transaction and the other transactions contemplated by the Agreement (including the Recapitalization and completion of the transactions contemplated by the Patent Sale Agreements) will be consummated as described in each respective agreement without waiver of any conditions contained therein, and that the respective definitive agreements will not differ in any material respects from the drafts thereof furnished to us.  We have also assumed that the representations and warranties made by the Company, the Acquiror and the Acquisition Sub in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis.   We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues.  We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion.  Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction.  Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated.  In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement.  Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Company or the Acquiror.  In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC.  This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction.  This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter.  This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval.  This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

/s/ J.P. Morgan Securities LLC

ANNEX G

Section 262. Appraisal Rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17.;

ANNEX H

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MIPS TECHNOLOGIES, INC.

_________________________________________

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware
_________________________________________

MIPS Technologies, Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

1.    This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2.    Immediately upon the filing and effectiveness of the Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation pursuant to the Delaware General Corporation Law (the “Effective Time”), and without any further action on the part of the Corporation or its stockholders, each share of Common Stock issued and outstanding immediately prior to the Effective Time, shall automatically be reclassified, changed and converted into (i) 0.226276 of a validly issued, fully paid and non-assessable share of Common Stock and (ii) an entitlement to receive a payment in cash equal to $[•] from the Corporation's transfer agent.

3.    This Amendment to the Amended and Restated Certificate of Incorporation amends Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended, supplemented or restated, by deleting the Section 1 of Article IV thereof and substituting in lieu thereof a new section, which shall read in its entirety as follows:

Section 1. The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 300,000,000 shares, of which (i) 250,000,000 shares shall be Common Stock, par value $0.001 per share (the “Common Stock”), and (ii) 50,000,000 shares shall be preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.    This Amendment to the Amended and Restated Certificate of Incorporation shall be immediately effective upon filing with Secretary of State of the State of Delaware.

[Remainder of page intentionally left blank.]

H-1

IN WITNESS WHEREOF, MIPS Technologies, Inc. has caused this Certificate of Amendment to be duly executed in its corporate name this [•] day of [•], 2013.

MIPS TECHNOLOGIES, INC.
By:
Name:
Title:

H-2

ANNEX I
Assigned Patents

These patents and patent applications will be transferred to Bridge Crossing upon closing of the Patent Sale Agreement.

Registered US Patents:

Country	Application No.	Filing Date	Registration No.	Issue Date	Title
US	07/918819	7/22/1992	5491702	2/13/1996	Apparatus for Detecting Any Single Bit Error, Detecting Any Two Bit Error, & Detecting any Three or Four Bit Error in a Group of Four Bits for a 25- or 64-Bit Data Word
US	08/063183	5/17/1993	5450607	9/12/1995	Unified Floating Point and Integer Datapath for a RISC Processor
US	08/166969	12/15/1993	5537538	7/16/1996	Debug Mode for a Superscalar RISC Processor
US	08/168822	12/15/1993	5526504	6/11/1996	Variable Page Size Translation Lookaside Buffer
US	08/168832	12/15/1993	5510934	4/23/1996	Apparatus for Processing Instructions in a Computing System
US	08/172684	12/22/1993	5542062	7/30/1996	Two-Level Cache Memory System
US	08/212377	3/11/1994	5479630	12/26/1995	Hybrid Cache Having Physical-Cache & Virtual-Cache Characteristics & Method for Accessing Same
US	08/245200	5/17/1994	5504698	4/2/1996	A Compact Dual Function Adder
US	08/245983	5/17/1994	5619672	4/8/1997	Precise Translation Lookaside Buffer Error Detection & Shutdown Circuit
US	08/324861	10/18/1994	5555384	9/10/1996	Optimized Pipeline Operations for Reduced Instruction Set Computers
US	08/378844	1/26/1995	5524245	6/4/1996	System and Method for Booting Computer for Operation in Either of Two Byte-Order Modes
US	08/379710	1/27/1995	5572713	11/5/1996	Method & Apparatus For Byte Order Switching in a Computer
US	08/405622	3/15/1995	5696958	12/9/1997	Method & Apparatus for Reducing Delays Following the Execution of a Branch Instruction in an Instruction Pipeline
US	08/410524	3/24/1995	5732242	3/24/1998	Prefetching Hints
US	08/449588	5/24/1995	5590294	12/31/1996	Method & Apparatus for Restarting Pipeline Processing
US	08/484313	6/7/1995	5699551	12/16/1997	Two-Level Cache Memory System
US	08/487240	6/13/1995	5740402	4/14/1998	Conflict Resolution in Interleaved Memory Systems with Multiple Parallel Accesses
US	08/491491	6/16/1995	5568442	10/22/1996	RISC Processor Having Improved Instruction Fetching Capability & Utilizing Address Bit Precoding for a Segmented Cache Memory
US	08/561914	11/22/1995	5670898	9/23/1997	Low-Power Compact Digital Logic Topology that Facilitates Large Fan-In & High Speed

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US	08/686363	7/24/1996	5870574	2/9/1999	RISC Processor Having Improved Instruction Fetching Capability & Utilizing Address Bit Precoding for a Segmented Cache Memory
US	08/935369	9/22/1997	6092187	7/18/2000	Instruction Prediction Based on Filtering
US	08/947648	10/9/1997	5864703	1/26/1999	Providing Extended Precision in SIMD Vector Arithmetic Operations
US	08/947649	10/9/1997	5933650	8/3/1999	Alignment & Ordering of Vector Elements for Single Instruction Multiple Data Processing
US	08/982244	12/1/1997	6240488	5/29/2001	Prefetching Hints
US	09/216017	12/16/1998	6477562	11/5/2002	Prioritized Instruction Scheduling for Multi-Streaming Processors
US	09/223046	12/30/1998	7159100	1/2/2007	Method for Providing Extended Precision in SIMD Vector Arithmetic Operations
US	09/240012	1/27/1999	6292888	9/18/2001	Register Transfer Unit for Electronic Processor
US	09/263798	3/5/1999	6266758	7/24/2001	Alignment & Ordering of Vector Elements for Single Instruction Multiple Data Processing
US	09/273810	3/22/1999	6389449	5/14/2002	Interstream Control and Communications for Multi-Streaming Digital Processors
US	09/302246	4/29/1999	6345354	2/5/2002	Register File Access
US	09/312302	5/14/1999	7020879	3/28/2006	Interrupt and Exception Handling for Multi-Streaming Digital Processors
US	09/318551	5/27/1999	6732208	5/4/2004	Low Latency System Bus Interface For Multi-Master Processing Environments
US	09/363637	7/30/1999	6912559	6/28/2005	System and Method for Improving the Accuracy of Reciprocal and Reciprocal Square Root Operations Performed by a Floating Point Unit
US	09/364512	7/30/1999	7346643	3/18/2008	Processor with Improved Accuracy for Multiply-Add Operations
US	09/364514	7/30/1999	6697832	2/24/2004	Floating-Point Processor with Improved Intermediate Result Handling

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US	09/364786	7/30/1999	7242414	7/10/2007	Processor Having a Compare Extension of an Instruction Set Architecture
US	09/364787	7/30/1999	6714197	3/30/2004	Processor Having an Arithmetic Extension of an Instruction Set Architecture
US	09/364789	7/30/1999	6732259	5/4/2004	Processor Having a Conditional Branch Extension of an Instruction Set Architecture
US	09/373091	8/12/1999	6493776	12/10/2002	Scalable On-Chip System Bus
US	09/373092	8/12/1999	6490642	12/3/2002	Locked Read/Write on Separate Address/Data Bus Using Write Barrier
US	09/373093	8/12/1999	6604159	8/5/2003	Data Release to Reduce Latency in On-Chip System Bus
US	09/373094	8/12/1999	6681283	1/20/2004	Coherent Data Apparatus for an On-Chip Split Transaction System Bus
US	09/373095	8/12/1999	6393500	5/21/2002	Burst-Configurable Data Bus
US	09/383401	8/26/1999	6188248	2/13/2001	Output-Synchronization Free, High-Fanin Dynamic OR/NOR Gate
US	09/494488	1/31/2000	6430655	8/6/2002	Scratchpad RAM with Cache-Like Access Times
US	09/517272	3/2/2000	6446171	9/3/2002	Method and Apparatus for Tracking and Update of LRU Algorithm Using Vectors
US	09/544352	4/6/2000	6425076	7/23/2002	Instruction Prediction Based on Filtering
US	09/577238	5/23/2000	6996596	2/7/2006	Flush-to-nearest mode to improve floating-point accuracy over existing flush-to-zero mode
US	09/586115	6/2/2000	7043467	5/9/2006	Wire-speed Multi-Dimensional Packet Classifier
US	09/591510	6/12/2000	7162615	1/9/2007	Data Transfer Bus Communication Using Single Request to Perform Command and Return Data to Context Associated Destination Registration (Amended)
US	09/592106	6/12/2000	7257814	8/14/2007	Method and Apparatus for Implementing Atomicity of Memory Operations in Dynamic Multi-Streaming Processors
US	09/595776	6/16/2000	7237093	6/26/2007	Instruction Fetching System in a Multithreaded Processor Utilizing Cache Miss Predictions to Fetch Instructions from Multiple Hardware Streams
US	09/602279	6/23/2000	7502876	3/10/2009	Background Memory Manager That Determines if Data Structures Fit in Memory with Memory State Transactions Map

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US	09/608750	6/30/2000	7032226	4/18/2006	Methods and Apparatus for Managing a Buffer of Events in the Background
US	09/616385	7/14/2000	7035997	4/25/2006	Methods and Apparatus for Improving Fetching and Dispatch of Instructions in Multithreaded Processor
US	09/637500	8/11/2000	7401205	7/15/2008	High Performance RISC Instruction Set Digital Signal Processor Having Circular Buffer Control and Looping Instruction Commands (as amended)
US	09/654064	9/1/2000	6651160	11/18/2003	Register Set Extension for Compressed Instruction Set
US	09/662832	9/15/2000	7197625	3/27/2007	Alignment & Ordering of Vector Elements for Single Instruction Multiple Data Processing
US	09/665099	9/20/2000	6625737	9/23/2003	System for Prediction and Control of Power Consumption in Digital Systems
US	09/702112	10/30/2000	7149878	12/12/2006	Changing Instruction Set Architecture Mode by Comparison of Current Instruction Execution Address with Boundary Address Register Values
US	09/706154	11/3/2000	7139898	11/21/2006	Fetch and Dispatch Disassociation Apparatus for Multi-Streaming Processors
US	09/706157	11/3/2000	7035998	4/25/2006	Clustering Stream and/or Instruction Queues for Multi-Streaming Processors
US	09/734713	12/13/2000	6448817	9/10/2002	Output-Synchronization Free, High-Fanin Dynamic OR/NOR Gate
US	09/737375	12/14/2000	7058064	6/6/2006	Queuing System for Processors in Packet Routing Operations
US	09/751747	12/29/2000	7237090	6/26/2007	Configurable Out-of-Order Data Transfer in a Coprocessor Interface
US	09/751748	12/29/2000	7287147	10/23/2007	Configurable Coprocessor Interface
US	09/753239	12/29/2000	6754804	6/22/2004	Coprocessor Interface Transferring Multiple Instructions Simultaneously Along with Issue Path Designation and/or Issue Order Designation for the Instructions
US	09/788670	2/21/2001	7599981	10/6/2009	Binary Polynomial Multiplier
US	09/788682	2/21/2001	7162621	1/9/2007	Virtual Instruction Expansion Based on Template and Parameter Selector Information Specifying Sign-Extension or Concatenation
US	09/788683	2/21/2001	7237097	6/26/2007	Partial Bitwise Permutations
US	09/788684	2/21/2001	7711763	5/4/2010	Microprocessor Instructions for Performing Polynomial Arithmetic Operations
US	09/788685	2/21/2001	7181484	2/20/2007	Extended-Precision Accumulation of Multiplier Output
US	09/799610	3/7/2001	7039060	5/2/2006	System and Method for Extracting Fields from Packets Having Fields Spread Over More Than One Register
US	09/804677	3/12/2001	7127586	10/24/2006	Prefetching Hints

Country	Application No.	Filing Date	Registration No.	Issue Date	Title
US	09/818946	3/28/2001	6742165	5/25/2004	System, Method and Computer Program Product for Web-Based Integrated Circuit Design
US	09/822796	3/30/2001	6643759	11/4/2003	Mechanism to Extend Computer Memory Protection Schemes
US	09/836541	4/18/2001	7711926	5/4/2010	Mapping System and Method for Instruction Set Processing
US	09/844271	4/30/2001	7181728	2/20/2007	User-Controlled Trace Records
US	09/844668	4/30/2001	7134116	11/7/2006	External Trace Synchronization via Periodic Sampling
US	09/844669	4/30/2001	7185234	2/27/2007	Trace Control From Hardware and Software
US	09/844670	4/30/2001	7168066	1/23/2007	Tracing Out-of-Order Load Data
US	09/844671	4/30/2001	7124072	10/17/2006	Program Counter and Data Tracing from a Multi-Issue Processor
US	09/844672	4/30/2001	7069544	6/27/2006	Dynamic Selection of a Compression Algorithm for Trace Data
US	09/844673	4/30/2001	7178133	2/13/2007	Trace Control Based on a Characteristic of a Processor's Operating State
US	09/850195	5/8/2001	7065675	6/20/2006	System and Method for Speeding Up EJTAG Block Data Transfers
US	09/881628	6/13/2001	7649901	1/19/2010	Method and Apparatus for Optimizing Selection of Available Contexts for Packet Processing in Multi-Stream Packet Processing
US	09/881934	6/14/2001	7076630	7/11/2006	Method and Apparatus for Allocating and De-allocating Consecutive Blocks of Memory in Background Memory Management
US	09/882285	6/18/2001	6826681	11/30/2004	Method and Apparatus for Saving and Restoring Processor Register Values and Allocating and Deallocating Stack Memory
US	09/894812	6/28/2001	6976178	12/13/2005	Inhibition Feature to System for Prediction and Control of Power Consumption in Digital Systems
US	09/894830	6/29/2001	7043668	5/9/2006	Optimized External Trace Formats
US	09/894831	6/29/2001	7231551	6/22/2007	Distributed TAP Controller
US	09/894832	6/29/2001	7055070	5/30/2006	Trace Control Block Implementation and Method
US	09/900393	7/5/2001	7042887	5/9/2006	Method and Apparatus for Non-Speculative Pre-Fetch Operation in Data Packet Processing
US	09/905185	7/13/2001	6728859	4/27/2004	Programmable Page Table Access

Country	Application No.	Filing Date	Registration No.	Issue Date	Title
US	09/924755	8/7/2001	7058065	6/6/2006	Methods and Apparatus for Preventing Undesirable Packet Download with Pending Read/Write Operation in Data Packet Processing
US	09/925314	8/10/2001	7107439	9/12/2006	Control of Software Decompression through the use of Exceptions Due to Unaligned Instruction Fetch
US	09/927129	8/10/2001	7165257	1/16/2007	Context Selection and Activation Mechanism for Activating One of a Group of Inactive Contexts in a Processor Core for Servicing Interrupts
US	09/933934	8/20/2001	7065096	6/20/2006	Method for Allocating Memory Space for Limited Packet Head and/or Tail Growth
US	09/935446	8/22/2001	7415531	8/19/2008	Prediction of Packet Flow, Packet Header and Packet Payload
US	09/948919	9/7/2001	7139901	11/21/2006	Extended Instruction Set for a Packet Processing Applications
US	09/954290	9/11/2001	7082552	7/25/2006	Functional Validation of a Packet Management Unit
US	09/964827	9/25/2001	7155516	12/26/2006	Method and Apparatus for Overflowing Data Packets to a Software-Controlled Memory when they do not Fit into a Hardware-controlled Memory
US	09/977084	10/12/2001	7487339	2/3/2009	Method and Apparatus for Binding Shadow Registers to Vectored Interrupts
US	10/071547	2/8/2002	6789100	9/7/2004	Interstream Control and Communications for Multi-Streaming Digital Processors
US	10/135004	4/26/2002	6961819	11/1/2005	Method and Apparatus for Redirection of Operations Between Interfaces
US	10/141579	5/9/2002	7318145	1/8/2008	Random Slip Generator
US	10/141926	5/10/2002	7310706	12/18/2007	Random Cache Line Refill Order
US	10/159818	5/31/2002	6883156	4/19/2005	Apparatus and Method for Relative Position Annotation of Standard Cell Components to Facilitate Datapath Design
US	10/186290	6/27/2002	7017025	3/21/2006	Mechanism for Proxy Management of Multiprocessor Virtual Memory
US	10/186330	6/27/2002	7003630	2/21/2006	Mechanism for Proxy Management of Multiprocessor Storage Hierarchies
US	10/193682	7/12/2002	7911952	3/22/2011	Interface with Credit-Based Flow Control and Sustained Bus Signals
US	10/195522	7/16/2002	7225212	5/29/2007	Extended Precision Accumulator
US	10/255107	9/26/2002	7246287	7/17/2007	Full Scan Solution for Latched-Based Design
US	10/274424	10/18/2002	6987405	1/17/2006	Apparatus and Method for Generating Multi-Phase Signals with Digitally Controlled Trim Capacitors

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US	10/278537	10/22/2002	6836833	12/28/2004	Apparatus and Method for Discovering a Scratch Pad Memory Configuration
US	10/448324	5/28/2003	7159101	1/2/2007	System and Method to Trace High-Performance Multi-Issue Processors
US	10/449818	5/30/2003	7194582	3/20/2007	Microprocessor with Improved Data Stream Prefetching
US	10/449825	5/30/2003	7177985	2/13/2007	Microprocessor with Improved Data Stream Prefetching
US	10/637006	8/8/2003	7747989	6/29/2010	Virtual Machine Coprocessor Facilitating Dynamic Compilation
US	10/698061	10/31/2003	7707389	4/27/2010	Multi-ISA Instruction Fetch Unit for a Processor, and Applications Thereof (as amended)
US	10/921077	8/18/2004	7765546	7/27/2010	Interstream Control and Communications for Multi-Streaming Digital Processors
US	10/923584	8/20/2004	7886129	2/8/2011	Configurable Co-processor Interface
US	10/956490	10/1/2004	7315937	1/1/2008	Microprocessor Instructions for Efficient Bit Stream Extractions
US	10/956498	10/1/2004	7873810	1/18/2011	Microprocessor Instruction Using Address Index Values to Enable Access of a Virtual Buffer in Circular Fashion
US	10/994827	11/23/2004	7281123	10/9/2007	Restoring Register Values from Stack Memory Using Instruction with Restore Indication Bit and De-allocation Frame Size Stack Pointer Offset
US	11/003120	12/3/2004	7509456	3/24/2009	Apparatus and Method for Discovering a Scratch Pad Memory Configuration
US	11/026324	12/29/2004	7475303	1/6/2009	HYPERJTAG System Including Debug Probe, On-Chip Instrumentation and Protocol
US	11/051980	2/4/2005	7752627	7/6/2010	Leaky-Bucket Thread Scheduler in a Multithreading Microprocessor
US	11/051998	2/4/2005	7664936	2/16/2010	Prioritizing Thread Selection Partly Based on Stall Likelihood Providing Status Information of Instruction Operand Register Usage at Pipeline Stages
US	11/086258	3/22/2005	7506140	3/17/2009	Return Data Selector Employing Barrel-Incrementer-Based Round Robin Apparatus
US	11/087063	3/22/2005	7490230	2/10/2009	Fetch Director Employing Barrel-Incrementer-Based Round Robin Apparatus for Use in Multithreading Microprocessor
US	11/087064	3/22/2005	7631130	12/8/2009	Barrel-Incrementer-Based Round-Robin Apparatus and Instruction Dispatch Scheduler Employing Same for Use in Multithreading Microprocessor

Country	Application No.	Filing Date	Registration No.	Issue Date	Title
US	11/087070	3/22/2005	7657883	2/2/2010	Instruction Dispatch Scheduler Employing Round-Robin Apparatus Supporting Multiple Thread Priorities for Use in Multi-threading Micro-processor
US	11/107489	4/14/2005	7600135	10/6/2009	Apparatus and Method for Software Specified Power Management Performance Using Low Power Virtual Threads
US	11/107492	4/14/2005	7627770	12/1/2009	Apparatus and Method for Automatic Low Power Mode Invocation in a Multi-Threaded Processor
US	11/121945	5/5/2005	8234326	7/31/2012	Processor Core and Multiplier That Support Both Vector and Single Value Multiplication
US	11/122004	5/5/2005	8229991	7/24/2012	Processor Core and Multiplier that Support a Multiply and Difference Operation by Inverting Sign Bits in Booth Recoding
US	11/191258	7/27/2005	7681014	3/16/2010	Multithreading Instruction Scheduler Employing Thread Group Priorities
US	11/214466	8/29/2005	7634619	12/15/2009	Method and Apparatus for Redirection of Operations Between Interfaces
US	11/257381	10/24/2005	7620832	11/17/2009	Method and Apparatus for Masking a Microprocessor Execution Signature
US	11/261654	10/31/2005	7711934	5/4/2010	Processor Core and Method for Managing Branch Misprediction in an Out-of-Order Processor Pipeline
US	11/261655	10/31/2005	7734901	6/8/2010	Processor Core and Method for Managing Program Counter Redirection in an Out-of-Order Processor Pipeline
US	11/272718	11/15/2005	7873820	1/18/2011	Processor Utilizing a Loop Buffer to Reduce Power Consumption
US	11/272719	11/15/2005	7562191	7/14/2009	Microprocessor Having a Power-Saving Instruction Cache Way Predictor and Instruction Replacement Scheme
US	11/272737	11/15/2005	7496771	2/24/2009	Processor Accessing a Scratch Pad On-Demand to Reduce Power Consumption
US	11/277101	3/21/2006	7467385	12/16/2008	Interrupt and Exception Handling for Multi-Streaming Digital Processors
US	11/277293	3/23/2006	7715410	5/11/2010	Queuing System for Processors in Packet Routing Operations
US	11/278747	4/5/2006	7661112	2/9/2010	Methods and Apparatus for Managing a Buffer of Events in the Background
US	11/278874	4/6/2006	7707391	4/27/2010	Methods and Apparatus for Improving Fetching and Dispatch of Instructions in Multithreaded Processors
US	11/278890	4/6/2006	7280548	10/9/2007	Method and Apparatus for Non-Speculative Pre-Fetch Operation in Data Packet Processing
US	11/278901	4/6/2006	7197043	3/27/2007	Method for Allocating Memory Space for Limited Packet Head and/or Tail Growth
US	11/279136	4/10/2006	7581091	8/25/2009	System and Method for Extracting Fields from Packets Having Fields Spread Over More Than One Register

Country	Application No.	Filing Date	Registration No.	Issue Date	Title
US	11/279914	4/17/2006	8181000	5/15/2012	Method and Apparatus for Binding Shadow Registers to Vectored Interrupts
US	11/336923	1/23/2006	7721073	5/18/2010	Conditional Branch Execution in a Processor Having a Data Mover Engine That Associates Register Addresses with Memory Addresses
US	11/336937	1/23/2006	7721074	5/18/2010	Conditional Branch Execution in a Processor Having a Read-Tie Instruction and a Data Mover Engine that Associates Register Addresses with Memory Addresses
US	11/336938	1/23/2006	7721075	5/18/2010	Conditional Branch Execution in a Processor Having a Write-Tie Instruction and a Data Mover Engine that Associates Register Addresses with Memory Addresses
US	11/337440	1/24/2006	7546443	6/9/2009	Providing Extended Precision in SIMD Vector Arithmetic Operations
US	11/360338	2/23/2006	7551626	6/23/2009	Queuing System for Processors in Packet Routing Operations
US	11/362764	2/28/2006	7721071	5/18/2010	System and Method for Propagating Operand Availability Identifiers with Instructions Through a Pipeline in an Out-of-Order Processor (as amended)
US	11/365280	2/28/2006	7386701	6/10/2008	Prefetching Hints
US	11/380924	4/29/2006	7644307	1/5/2010	Functional Validation of a Packet Management Unit
US	11/380925	4/29/2006	7194599	3/20/2007	Configurable Co-Processor Interface
US	11/391716	3/28/2006	7721127	5/18/2010	Multithreaded Dynamic Voltage-Frequency Scaling Microprocessor
US	11/410146	4/25/2006	7860911	12/28/2010	Extended Precision Accumulation
US	11/442695	5/25/2006	7627794	12/1/2009	Apparatus and Method for Discrete Test Access Control of Multiple Cores
US	11/442696	5/25/2006	8145882	3/27/2012	Apparatus and Method for Processing Template Based User Defined Instructions
US	11/445518	6/2/2006	7770156	8/3/2010	Dynamic Selection of the Best Compression Algorithm for Trace Data
US	11/463939	8/11/2006	7512740	3/31/2009	Microprocessor with Improved Data Stream Prefetching
US	11/463950	8/11/2006	7664920	2/16/2010	Microprocessor with Improved Data Stream Prefetching
US	11/463954	8/11/2006	7533220	5/12/2009	Microprocessor with Improved Data Stream Prefetching
US	11/463957	8/11/2006	7480769	1/20/2009	Microprocessor with Improved Data Stream Prefetching
US	11/485959	7/14/2006	7370178	5/6/2008	Method for Latest Producer Tracking in an Out-of-Order Processor, and Applications Thereof
US	11/505865	8/18/2006	7650465	1/19/2010	Processor Having a Micro Tag Array That Reduces Data Cache Access Power, and Applications Thereof
US	11/505869	8/18/2006	7657708	2/2/2010	Methods for Reducing Data Cache Access Power in a Processor, and Applications Thereof
US	11/515720	9/6/2006	7647475	1/12/2010	System for Synchronizing an In-Order Co-processor with an Out-of-Order Processor Using a Co-processor Interface Store Data Queue (as amended)

Country	Application No.	Filing Date	Registration No.	Issue Date	Title
US	11/515723	9/6/2006	8032734	10/4/2011	Coprocessor Load Data Queue for Interfacing an Out-Of-Order Execution Unit with an In-Order Coprocessor
US	11/517569	9/8/2006	8151093	4/3/2012	Software Programmable Hardware State Machines
US	11/532520	9/16/2006	7760748	7/20/2010	Transaction Selector Employing Barrel-Incrementer-Based Round-Robin Apparatus Supporting Dynamic Priorities in Multi-Port Switch
US	11/532521	9/16/2006	7773621	8/10/2010	Transaction Selector Employing Round-Robin Apparatus Supporting Dynamic Priorities in Multi-Port Switch
US	11/532522	9/16/2006	7961745	6/14/2011	Bifurcated Transaction Selector Supporting Dynamic Priorities in Multi-Port Switch
US	11/532523	9/16/2006	7990989	8/2/2011	Transaction Selector Employing Transaction Queue Group Priorities in Multi-Port Switch
US	11/537584	9/29/2006	7702055	4/20/2010	Apparatus and Method for Tracing Processor State From Multiple Clock Domains
US	11/539322	10/6/2006	7406586	7/29/2008	Fetch and Dispatch Disassociation Apparatus for Multi-Streaming Processors
US	11/545706	10/11/2006	7594079	9/22/2009	Data Cache Virtual Hint Way Prediction, and Applications Thereof
US	11/549413	10/13/2006	7506106	3/17/2009	Microprocessor with Improved Data Stream Prefetching
US	11/549418	10/13/2006	7509459	3/24/2009	Microprocessor with Improved Data Stream Prefetching
US	11/552640	10/25/2006	7529915	5/5/2009
Context Switching Processor with Multiple Context Control Register Sets Including Write Address Register Identifying Destination Register for Waiting Context to Store Returned Data From External Source

US	11/552764	10/25/2006	7877481	1/25/2011	Method and Apparatus for Overflowing Data Packets to a Software-Controlled Memory when they do not Fit into a Hardware-controlled Memory
US	11/557005	11/6/2006	8185879	5/22/2012	External Trace Synchronization via Periodic Sampling
US	11/566870	12/5/2006	7765554	7/27/2010	Context Selection and Activation Mechanism for Activating one of a Group of Inactive Contexts in a Processor Core for Servicing Interrupts
US	11/611064	12/14/2006	7509447	3/24/2009	Barrel-Incrementer-Based Round-Robin Apparatus and Instruction Dispatch Scheduler Employing Same for Use in Multithreading Microprocessor
US	11/616539	12/27/2006	7865647	1/4/2011	Efficient Resource Arbitration
US	11/616558	12/27/2006	7840874	11/23/2010	Speculative Cache Tag Evaluation
US	11/620362	1/5/2007	7660969	2/9/2010	Multithreading Instruction Scheduler Employing Thread Group Priorities
US	11/636462	12/11/2006	7509480	3/24/2009	Boundary Address Registers for Selection of ISA Mode
US	11/640491	12/18/2006	8078846	12/13/2011	Conditional Move Instruction Formed Into One Decoded Instruction to be Graduated and Another Decoded Instruction to be Invalidated

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US	11/644001	12/22/2006	7617388	11/10/2009	Virtual Instruction Expansion Using Parameter Selector Defining Logic Operation on Parameters for Template Opcode Substitution
US	11/668582	1/30/2007	7487332	2/3/2009	Method and Apparatus for Binding Shadow Registers to Vectored Interrupts
US	11/674924	2/14/2007	7698533	4/13/2010	Configurable Coprocessor Interface
US	11/676242	2/16/2007	7412630	8/12/2008	Trace Control From Hardware and Software
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*Note: In addition, 8 unpublished US patent applications will be assigned to Bridge Crossing upon closing of the Patent Sale. The details of these patent applications are confidential in nature and have therefore been omitted from this schedule.

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WO	2007/021007	9/28/2007	2008/042298	4/10/2008	Data Cache Virtual Hint Based Way Prediction, and Applications Thereof
WO	2007/021006	9/28/2007	2008/042297A2	4/10/2008	Load/Store Unit for a Processor, and Applications Thereof
CN	200780041776.6	9/28/2007	CN101535947A	9/16/2009	Twice Issued Integer Conditional Move Instruction, and Applications Thereof
IN	1276/KOLNP/2009	9/28/2007			Twice Issued Conditional Move Instruction and Applications Thereof
WO	2007/021005	9/28/2007	2008/042296	4/10/2008	Twice Issued Conditional Move Instruction, and Applications Thereof
WO	2007/087632	12/14/2007	2008/082919	7/10/2008	Speculative Cache Tag Evaluation
WO	2007/088351	12/20/2007			Efficient Resource Arbitration
TW	97103841	2/1/2008	2008/49005	12/16/2008	A SYSTEM, METHOD AND SOFTWARE APPLICATION FOR THE GENERATION OF VERIFICATION PROGRAMS
WO	2008/000220	2/1/2008			Software and Techniques for Generation of Self-Checking Random Programs
WO	2008/67676	6/20/2008			Mechanism for Solving a Writeback Race in CMP Systems
WO	2008/067705	6/20/2008			Method for Reducing Handling of Write Data
WO	2008/067719	6/20/2008			Methods for Avoiding Livelock in Multi-Core Systems
CN	200880104604.3	8/29/2008			Low-Overhead/Power-Saving Processor Synchronization Mechanism, and Applications Thereof
GB	1002970.0	8/29/2008	2464877	5/5/2010	Low-Overhead/Power-Saving Processor Synchronization Mechanism, and Applications Thereof
IN	224/KOLNP/2010	8/29/2008			Low-Overhead/Power-Saving Processor Synchronization Mechanism, and Applications Thereof
WO	2008/010234	8/29/2008			Low-Overhead/Power-Saving Processor Synchronization Mechanism, and Applications Thereof
GB	1215142.9	8/29/2008			Low-Overhead/Power-Saving Processor Synchronization Mechanism, and Applications Thereof

Country	Application No.	Filing Date	Publication No.	Publ. Date	Title
CN	200880108013.3	9/19/2008	101802790A	8/11/2010	Support for Multiple Coherence Domains
HK	11101107.5	9/19/2008	1147135A	7/29/2011	Support for Multiple Coherence Domains
WO	2008/077084	9/19/2008	2009/039417	3/26/2009	Support for Multiple Coherence Domains
CN	200980124104.0	5/8/2009	CN102077195A	5/25/2011	Microprocessor with Compact Instruction Set Architecture
HK	11112196.4	5/8/2009	1157899A	7/6/2012	Microprocessor with Compact Instruction Set Architecture
IN	4217/KOLNP/2010	5/8/2009			Microprocessor with Compact Instruction Set Architecture
CN	201110128200.1	3/25/2011			Microprocessor with Compact Instruction Set Architecture
HK	11112712.9	3/25/2011	1158338A	7/13/2012	Microprocessor with Compact Instruction Set Architecture
CN	201080005211.4	1/21/2010	CN102301326A	12/28/2011	System and Method for Improving Memory Transfer
HK	12102049.3	1/21/2010	1161395A	8/24/2012	System and Method for Improving Memory Transfer
IN	2359/KOLNP/2011	1/21/2010			System and Method for Improving Memory Transfer
WO	2010/21620	1/21/2010			String Copy Instruction and System to Implement the Same
CN	201010178234.7	5/11/2010			Variable Register and Immediate Field Encoding in an Instruction Set Architecture
HK	11104792.9	5/11/2010	1150891A	1/13/2012	Variable Register and Immediate Field Encoding in an Instruction Set Architecture
CN	201110214684.1	7/29/2011	CN102346688A	2/8/2012	System and Method for Automatic Hardware Interrupt Handling
HK	12102813.7	7/29/2011	1162699A	8/31/2012	System and Method for Automatic Hardware Interrupt Handling
IN	911/KOL/2011	7/6/2011			System and Method for Automatic Hardware Interrupt Handling
WO	2012/42611	6/15/2012			Programmable Memory Address Segments
WO	2012/042608	6/15/2012			Apparatus and Method for Hardware Initiation of Emulated Instructions
WO	2012/043713	6/22/2012			Apparatus and Method for Accelerated Hardware Page Table Walk
WO	2007/017896	8/15/2007	2008/017896	2/28/2008	Micro Tag Array to Preserve Data Cache Access Power

Co-Owned Patents

These patents, which are co-owned by MIPS and a third party, will be transferred to Bridge Crossing if the requisite third party consents can be obtained. If such consent cannot be obtained, these co-owned patents will be licensed to Bridge Crossing to be sublicensed to its participants.

Country	Status	Application No.	Filing Date	Registration No.	Issue Date	Title
US	Granted	08/167005	12/15/1993	5572704	11/5/1996	System and Method for Coherency in a Split-Level Data Cache System
US	Granted	08/167006	12/15/1993	5493523	2/20/1996	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
US	Granted	08/168744	12/15/1993	5604909	2/18/1997	Apparatus for Processing Instructions in a Computing System
US	Granted	08/696788	8/14/1996	5632025	5/20/1997	System and Method for Coherency in a Split-Level Data Cache System
US	Granted	08/781851	1/10/1997	5954815	9/21/1999	Apparatus for Processing Instructions in a Computing System
US	Granted	09/363635	7/30/1999	6247124	6/12/2001	Apparatus for Processing Instructions in a Computing System
US	Granted	09/863898	5/24/2001	6691221	2/10/2004	Apparatus for Processing Instructions in a Computing System
CN	Granted	94191501.8	12/15/1994	94191501.8	7/11/2001	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
DE	Granted	95902961.2	12/15/1994	0690372	3/3/2010	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
EP	Granted	95902961.2	12/15/1994	0690372	3/3/2010	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
FR	Granted	95902961.2	12/15/1994	0690372	3/3/2010	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
GB	Granted	95902961.2	12/15/1994	0690372	3/3/2010	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
JP	Granted	7-516665	12/15/1994	2815236	8/14/1998	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
KR	Granted	95-703431	12/15/1994	175116	11/7/1998	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
SG	Granted	9604602-4	12/15/1994	75774	11/22/2001	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
TW	Granted	84101225	2/11/1995	101058	6/14/1999	Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control

Country	Status	Application No.	Filing Date	Registration No.	Issue Date	Title
CN	Granted	94191180.2	12/15/1994	94191180.2	4/2/2003	Apparatus for Processing Instructions in a Computing System
DE	Granted	95902965.3	12/15/1994	69433621.1	3/17/2004	Apparatus for Processing Instructions in a Computing System
EP	Granted	95902965.3	12/15/1994	0690373	3/17/2004	Apparatus for Processing Instructions in a Computing System
FR	Granted	95902965.3	12/15/1994	0690373	3/17/2004	Apparatus for Processing Instructions in a Computing System
GB	Granted	95902965.3	12/15/1994	0690373	3/17/2004	Apparatus for Processing Instructions in a Computing System
JP	Granted	7-516669	12/15/1994	2815237	8/14/1998	Apparatus for Processing Instructions in a Computing System
KR	Granted	95-703432	12/15/1994	212204	5/8/1999	Apparatus for Processing Instructions in a Computing System
TW	Granted	84101274	2/13/1995	078360	9/18/1996	Apparatus for Processing Instructions in a Computing System
CN	Granted	02140762.2	12/15/1994	02140762.2	8/2/2006	Apparatus for Processing Instructions in a Computing System
CN	Granted	94191178.0	12/15/1994	94191178.0	3/12/2003	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
DE	Granted	95902962.0	12/15/1994	69430053	3/6/2002	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
EP	Granted	95902962.0	12/15/1994	0684548	3/6/2002	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
FR	Granted	95902962.0	12/15/1994	0684548	3/6/2002	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
GB	Granted	95902962.0	12/15/1994	0684548	3/6/2002	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
HK	Granted	98114553.3	12/22/1998	1018168	9/6/2002	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
KR	Granted	95-703430	12/15/1994	305544	7/31/2001	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
TW	Granted	84101214	2/11/1995	079922	11/29/1996	Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend
CN	Granted	94191177.2	12/15/1994	94191177.2	2/26/2000	System and Method for Coherency in a Split-Level Data Cache System
DE	Granted	95902964.6	12/15/1994	69434728.0-08	5/10/2006	System and Method for Coherency in a Split-Level Data Cache System
EP	Granted	95902964.6	12/15/1994	0684561	5/10/2006	System and Method for Coherency in a Split-Level Data Cache System
FR	Granted	95902964.6	12/15/1994	0684561	5/10/2006	System and Method for Coherency in a Split-Level Data Cache System
GB	Granted	95902964.6	12/15/1994	0684561	5/10/2006	System and Method for Coherency in a Split-Level Data Cache System
HK	Granted	98114540.9	12/15/1994	1018166	9/22/2006	System and Method for Coherency in a Split-Level Data Cache System
JP	Granted	07-516668	12/15/1994	2631037	4/25/1997	System and Method for Coherency in a Split-Level Data Cache System
KR	Granted	95-703429	12/15/1994	182344	12/11/1998	System and Method for Coherency in a Split-Level Data Cache System
SG	Granted	9604743-6	12/15/1994	75776	2/20/2001	System and Method for Coherency in a Split-Level Data Cache System
TW	Granted	84101223	2/11/1995	106608	1/7/2000	System and Method for Coherency in a Split-Level Data Cache System

Country	Status	Application No.	Filing Date	Registration No.	Issue Date	Title
CN	Granted	94191179.9	12/15/1994	94191179.9	5/8/2002	Debug Mode for a Superscalar RISC Processor
DE	Granted	95902963.8	12/15/1994	69428110.7	8/29/2001	Debug Mode for a Superscalar RISC Processor
EP	Granted	95902963.8	12/15/1994	0684552	8/29/2001	Debug Mode for a Superscalar RISC Processor
FR	Granted	95902963.8	12/15/1994	0684552	8/29/2001	Debug Mode for a Superscalar RISC Processor
GB	Granted	95902963.8	12/15/1994	0684552	8/29/2001	Debug Mode for a Superscalar RISC Processor
HK	Granted	98114541.8	12/15/1994	1018167	1/18/2002	Debug Mode for a Superscalar RISC Processor
JP	Granted	7-516667	12/15/1994	2843152	10/23/1998	Debug Mode for a Superscalar RISC Processor
KR	Granted	95-703428	12/15/1994	175115	11/7/1998	Debug Mode for a Superscalar RISC Processor
TW	Granted	84101222	2/11/1995	078040	8/29/1996	Debug Mode for a Superscalar RISC Processor
EP	Published	03003266.8	12/15/1994			Apparatus for Processing Instructions in a Computing System
HK	Pending	98114200.0	12/21/1998			Superscalar Microprocessor Instruction Pipeline Including Dispatching and Kill Control
HK	Pending	98114187.7	12/21/1998			Apparatus for Processing Instructions in a Computing System
JP	Pending	07-516666	12/15/1994			Mechanism and Method for Integer Divide Involving Pre-Alignment of the Divisor Relative to the Dividend

*Note: In addition, 1 unpublished US patent application is co-owned with a third party. The details of this patent application are confidential in nature and have therefore been omitted from this schedule.

ANNEX J

Retained Patents

These patents will be retained by MIPS and will therefore be indirectly acquired by Imagination as a result of its acquisition of MIPS.

Ctry	Status	AppNum	FilDate	PatNum	IssDate	AppTitle
US	Granted	08/391946	2/21/1995	5568630	10/22/1996	Backward Compatible Computer Architecture with Extended Wordsize and Address Space
US	Granted	07/951471	9/25/1992	5574877	11/12/1996	TLB With Physical Pages Per Virtual Tag
US	Granted	09/363638	7/30/1999	6631392	10/7/2003	Method and Apparatus for Predicting Floating-Point Exceptions
US	Granted	09/921400	8/2/2001	7185183	2/27/2007	Atomic Update of CPO State
US	Granted	09/921377	8/2/2001	7181600	2/20/2007	Read-only Access to CPO Registers
US	Granted	09/822783	3/30/2001	6651156	11/18/2003	Mechanism for Extending Properties of Virtual memory Pages Mapped by a TLB
US	Granted	09/905180	7/13/2001	6523104	2/18/2003	Mechanism for Programmable Modification of Memory Mapping Granularity
EP	Granted	02749511.8	3/8/2002	1410218	8/27/2008	Mechanism for Programmable Modification of Memory Mapping Granularity
GB	Granted	02749511.8	3/8/2002	1410218	8/27/2008	Mechanism for Programmable Modification of Memory Mapping Granularity
FR	Granted	02749511.8	3/8/2002	1410218	8/27/2008	Mechanism for Programmable Modification of Memory Mapping Granularity
DE	Granted	60228580.0	3/8/2002	1410218	8/27/2008	Mechanism for Programmable Modification of Memory Mapping Granularity
WO	NAT PHASE	2002/07205	3/8/2002			Mechanism for Programmable Modification of Memory Mapping Granularity
CN	Granted	03821190.4	8/25/2003	03821190.4 [CN100538626]	5/8/2009	Method and Apparatus for Clearing Hazards Using Jump Instructions
WO	NAT PHASE	2003/26600	8/25/2003			Method and Apparatus for Clearing Hazards Using Jump Instructions
US	Granted	10/238993	9/6/2002	7000095	2/14/2006	Method and Apparatus for Clearing Hazards Using Jump Instructions
JP	Granted	2004-534327	8/25/2003	4030999	10/26/2007	Method and Apparatus for Clearing Hazards Using Jump Instructions
EP	Published	03751894.1	8/25/2003			Method and Apparatus for Clearing Hazards Using Jump Instructions
HK	Published	05110923.6	11/30/2005			Method and Apparatus for Clearing Hazards Using Jump Instructions
IN	Granted	482/DELNP/2005	8/25/2003	249550	10/25/2011	Method and Apparatus for Clearing Hazards Using Jump Instructions
US	Granted	11/284069	11/21/2005	8171262	5/1/2012	Method and Apparatus for Clearing Hazards Using Jump Instructions
US	Granted	09/977089	10/12/2001	7552261	6/23/2009	Configurable Prioritization of Core Generated Interrupts
US	Granted	10/279210	10/22/2002	7634638	12/15/2009	Instruction Encoding for System Register Bit Set and Clear
US	Granted	11/567290	12/6/2006	7600100	10/6/2009	Instruction Encoding for System Register Bit Set and Clear
US	Granted	12/576942	10/9/2009	8190865	5/29/2012	Instruction Encoding For System Register Bit Set and Clear

Ctry	Status	AppNum	FilDate	PatNum	IssDate	AppTitle
US	Granted	10/783960	2/20/2004	7644237	1/5/2010	Latency Independent Coherence Protocol
US	Granted	12/557421	9/10/2009	8037253	10/11/2011	Method and Apparatus for Global Ordering to Insure Latency Independent Coherence
US	Granted	10/684350	10/10/2003	7376954	5/20/2008	Mechanism for Assuring Quality of Service for Programs Executing on a Multithread Processor
CN	Published	200480024800.1	8/26/2004			Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
IN	Granted	1341/DELNP/2006	8/26/2004	244906	12/24/2010	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
EP	Published	04783500.4	8/26/2004			Suspension and Deallocation of Computational Threads of Execution in a Processor
EP	Granted	04786607.4	8/27/2004	1660993	11/19/2008	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
US	Granted	10/929342	8/27/2004	7321965	1/22/2008	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
CN	Granted	200480024852.9	8/27/2004	714533 [CN1846194]	8/9/2010	Method and Apparatus for Performing Parallel Program Threads
IN	Granted	1303/DELNP/2006	8/27/2004	248427	7/13/2011	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
JP	Granted	2006/524929	8/27/2004	4818919	9/9/2011	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
GB	Granted	04786607.4	8/27/2004	1660993	11/19/2008	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
FR	Granted	04786607.4	8/27/2004	1660993	11/19/2008	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
DE	Granted	04786607.4	8/27/2004	1660993	11/19/2008	Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
CN	Pending	201210164802.7	8/26/2004			Integrated Mechanism for Suspension and Deallocation of Computational Threads of Execution in a Processor
US	Granted	11/949603	12/3/2007	7676660	3/9/2010	System, Method, and Computer Program Product for Conditionally Suspending Issuing Instruction of a Thread
JP	Granted	2006/524868	8/27/2004	4818918	9/9/2011	Instruction for Initiation of Concurrent Instruction Streams in a Multithreading Microprocessor

Ctry	Status	AppNum	FilDate	PatNum	IssDate	AppTitle
EP	Published	04782325.7	8/27/2004			Initiation of Concurrent Instructions Streams
US	Granted	10/928746	8/27/2004	7610473	10/27/2009	Apparatus, Method and Instruction for Initiation of Concurrent Instruction Streams in a Multithreading Microprocessor
CN	Granted	200480024798.8	8/27/2004	200480024798.8 [CN100489784]	1/23/2009	Multithreaded Microprocessor, Method for Creating New Thread and Multithreaded Processing System (as amended)
US	Granted	12/605201	10/23/2009	8145884	3/27/2012	Apparatus, Method and Instruction for Initiation of Concurrent Instruction Streams in a Multithreading Microprocessor
EP	Published	04782455.2	8/27/2004			Mechanisms for Dynamic Configuration of Virtual Processor Resources
CN	Granted	200480024801.6	8/27/2004	546615 [CN100538640]	5/8/2009	Mechanisms for Dynamic Configuration of Virtual Processor Resources
JP	Granted	2006/524900	8/27/2004	4740851	5/13/2011	Mechanisms for Dynamic Configuration of Virtual Processor Resources
US	Granted	10/929102	8/27/2004	7694304	4/6/2010	Mechanisms for Dynamic Configuration of Virtual Processor Resources
US	Granted	10/929097	8/27/2004	7424599	9/9/2008	Apparatus, Method and Instruction for Software Management of Multiple Computational Contexts in a Multithreaded Microprocessor
US	Granted	10/954988	9/30/2004	7711931	5/4/2010	Synchronized Storage Providing Multiple Synchronization Semantics
US	Granted	10/955231	9/30/2004	7594089	9/22/2009	Smart Memory Based Synchronization Controller for a Multithreaded Microprocessor SoC
EP	Published	06718610.6	1/18/2006			Bifurcated Thread Scheduler in a Multithreading Microprocessor
TW	Granted	095102946	1/25/2006	I316203	10/21/2009	Bifurcated Instruction Dispatch Scheduler in a Multi-Threading Microprocessor
CN	Published	200680003639.9	1/18/2006			Bifurcated Thread Scheduler in a Multithreading Microprocessor
KR	Pending	07-7018690	1/18/2006			Bifurcated Thread Scheduler in a Multithreading Microprocessor
IN	Pending	5816/DELNP/2007	1/18/2006			Bifurcated Thread Scheduler in a Multithreading Microprocessor
IN	Pending	5815/DELNP/2007	1/18/2006			Multithreading Microprocessor with Optimized Thread Scheduler for Increasing Pipeline Utilization Efficiency
CN	Granted	200680003641.6	1/18/2006	559626 [CN100549943]	1/18/2010	Multithreading Microprocessor with Optimized Thread Scheduler for Increasing Pipeline Utilization Efficiency
GB	Granted	0714145.0	1/18/2006	2436501	7/29/2009	Multithreading Microprocessor with Optimized Thread Scheduler
US	Granted	11/051978	2/4/2005	7853777	12/14/2010	Instruction/Skid Buffers in a Multithreading Microprocessor That Store Dispatched Instructions to Avoid Re-Fetching Flushed Instructions
US	Granted	11/075041	3/8/2005	7558939	7/7/2009	Three Tiered Translation Lookaside Buffer Hierarchy in a Multithreading Microprocessor
US	Granted	12/495375	6/30/2009	7925859	4/12/2011	Three-Tiered Translation Lookaside Buffer Hierarchy in a Multithreading Microprocessor
US	Granted	11/313272	12/20/2005	7849297	12/7/2010	Software Emulation of Directed Exceptions in a Multithreading Processor

Ctry	Status	AppNum	FilDate	PatNum	IssDate	AppTitle
US	Published	11/313296	12/20/2005			Preemptive Multitasking Employing Software Emulation of Directed Exceptions in a Multithreading Processor
US	Granted	11/330914	1/11/2006	7418585	8/26/2008	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/330916	1/11/2006	7870553	1/11/2011	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/330915	1/11/2006	7836450	11/16/2010	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/615960	12/23/2006	7725689	5/25/2010	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/615963	12/23/2006	7725697	5/25/2010	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/615964	12/23/2006	7730291	6/1/2010	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/615965	12/23/2006	7676664	3/9/2010	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	12/911901	10/26/2010	8266620	9/11/2012	Symmetric Multiprocessor Operating System for Execution on Non-Independent Lightweight Thread Contexts
US	Granted	11/681610	3/2/2007	7774549	8/10/2010	Horizontally-Shared Cache Victims in Multiple Core Processors
US	Published	12/828056	6/30/2010			Horizontally-Shared Cache Victims in Multiple Core Processors
US	Granted	11/767247	6/22/2007	7739455	6/15/2010	Avoiding Livelock Using a Cache Manager in Multiple Core Processors
US	Published	12/891530	9/27/2010			MICROPROCESSOR SYSTEM FOR VIRTUAL MACHINE EXECUTION
US	Granted	12/891503	9/27/2010	8239620	8/7/2012	MICROPROCESSOR WITH DUAL-LEVEL ADDRESS TRANSLATION
IN	Pending	1339/DELNP/2006	8/27/2004			Apparatus, Method, and Instruction for Initiation of Concurrent Instruction Streams in a Multithreading Microprocessor
IN	Pending	1340/DELNP/2006	8/27/2004			Mechanisms for Dynamic Configuration of Virtual Processor Resources
US	Granted	11/051997	2/4/2005	7613904	11/3/2009	Interfacing External Thread Prioritizing Policy Enforcing Logic with Customer Modifiable Register to Processor Internal Scheduler
US	Granted	11/051979	2/4/2005	7657891	2/2/2010	Multithreading Microprocessor with Optimized Thread Scheduler for Increasing Pipeline Utilization Efficiency
US	Granted	12/684564	1/8/2010	8151268	4/3/2012	Multithreading Microprocessor with Optimized Thread Scheduler for Increasing Pipeline Utilization Efficiency

*Note: In addition, 4 unpublished US patent applications will be retained by MIPS. The details of these patent applications are confidential in nature and have therefore been omitted from this schedule.

MIPS TECHNOLOGIES, INC.
955 EAST ARQUES AVE
SUNNYVALE, CA 94085

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51584-P32716 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MIPS TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR ALL of the following nominees:

	For All	Withhold All	For All Except
4. Election of Directors	☐	☐	☐

Nominees:

01) Fred M. Gibbons
02) Jeffrey S. McCreary
03) Sandeep Vij

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
1. Adoption and approval of the Patent Sale Agreement, dated as of November 5, 2012, by and between Bridge Crossing, LLC and MIPS Technologies.	☐	☐	☐
2. Adoption and approval of the certificate of amendment to MIPS Technologies Amended and Restated Certificate of Incorporation.	☐	☐	☐
3. Adoption and approval of the Agreement and Plan of Merger, dated as of November 5, 2012, by and among MIPS Technologies, Imagination Technologies Group plc, and Imagination Acquisition Sub, Inc., as amended.	☐	☐	☐
5. Ratification of appointment by MIPS Technologies of Ernst & Young LLP to serve as the Company's independent auditors for the 2013 fiscal year.	☐	☐	☐
6. Approval, on an advisory basis, of the merger- and other transaction-related executive compensation arrangements of MIPS Technologies named executive officers.	☐	☐	☐
7. Approval, on an advisory basis, of the compensation of MIPS Technologies named executive officers as disclosed pursuant to Item 402 of Regulation S-K.	☐	☐	☐
8. Approval of the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies to adopt the patent sale agreement, certificate of amendment and merger agreement.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters incident to the conduct of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date